UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5962

Name of Registrant:	VANGUARD VARIABLE INSURANCE FUND

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 - June 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Variable Insurance Fund

June 30, 2005

CONTENTS
Market Perspective	1
Money Market Portfolio	2
Short-Term Investment-Grade Portfolio	8
Total Bond Market Index Portfolio	12
High Yield Bond Portfolio	18
Balanced Portfolio	26
Equity Income Portfolio	48
Diversified Value Portfolio	55
Total Stock Market Index Portfolio	65
Equity Index Portfolio	75
Mid-Cap Index Portfolio	77
Growth Portfolio	80
Capital Growth Portfolio	85
Small Company Growth Portfolio	90
International Portfolio	95
REIT Index Portfolio	108

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

MARKET PERSPECTIVE

Dear Shareholder,

During the first half of 2005, U.S. stock prices meandered sideways. The U.S. bond market made for a more interesting spectacle, as short-term rates rose in response to actions by the Federal Reserve Board and long-term rates declined—an unusual divergence. International stocks performed well in local currencies, but delivered negligible U.S.-dollar gains, as the value of the greenback increased relative to most major currencies.

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component of an investment program that is diversified within asset classes and balanced across asset classes. You can decide on the exact proportions of stock, bond, and money market holdings in such a program according to your unique circumstances. Our experience has taught us that such an approach is the most reliable means of meeting long-term financial goals. We thank you for entrusting your assets to Vanguard.

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
THE VANGUARD GROUP
JULY 14, 2005

STOCKS MADE LITTLE HEADWAY

Following a formidable rally to close out 2004, U.S. stocks at different times stumbled and surged during the first half of 2005, but the net effect was a flat finish for the broad market, as measured by the Dow Jones Wilshire 5000 Composite Index.

Investors were cheered as home-buying activity remained high by historical standards, knowing that new homeowners fuel the economy by buying appliances and other home furnishings. But the market also faced headwinds: rising short-term interest rates and gas prices (which can curtail consumer spending); slower corporate profit growth; and mounting trade and budget deficits. Some analysts wondered if even the home-buying spree was a good thing, given the rising proportion of buyers who are speculating on real estate.

Market Barometer	Total Returns Periods Ended June 30, 2005
	Six Months	One Year	Five Years*
Stocks
Russell 1000 Index (Large-caps)	0.1%	7.9%	-1.9%
Russell 2000 Index (Small-caps)	-1.3	9.4	5.7
Dow Jones Wilshire 5000 Index	0.0	8.4	-1.3
(Entire market)
MSCI All Country World Index
ex USA (International)	0.3	17.0	0.8

Bonds
Lehman Aggregate Bond Index	2.5%	6.8%	7.4%
(Broad taxable market)
Lehman Municipal Bond Index	2.9	8.2	6.9
Citigroup 3-Month Treasury Bill Index	1.3	2.0	2.5

CPI
Consumer Price Index	2.2%	2.5%	2.4%

*Annualized

Value stocks-those with prices below average, given the companies' book value and other criteria--prolonged their five-year roll of outperforming growth stocks, which dominated the market in the late 1990s. In a reversal of recent trends, returns for large-capitalization stocks topped those of the market's smaller companies. International stocks outperformed their U.S. counterparts; however, a strengthening dollar wiped out most of that edge for U.S. investors. The dollar rallied as the gap between short-term interest rates in the States and in Europe widened.

THE BOND MARKET'S DICHOTOMY PERSISTED

The Lehman Brothers Aggregate Bond Index, which reflects the performance of the taxable investment-grade bond market, gained a modest 2.5% during the six months. U.S. government and municipal issues performed best, while corporate securities matched the index return and mortgage-backed debt trailed.

The Federal Reserve Board raised the target federal funds rate in four equal steps, leaving it at 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the period at 3.12%. Long-term rates refused to follow, propped up by demand for the securities from foreign buyers and pension funds. The yield of the 10-year Treasury note finished the period at 3.91%, a drop of 31 basis points (0.31 percentage point) over the six months. The yield of the 30-year Treasury bond fell 64 basis points to 4.19%.

VANGUARD® MONEY MARKET PORTFOLIO

The Money Market Portfolio posted a return of 1.3% in the first half of its 2005 fiscal year. This result matched the return of its performance benchmark, the Citigroup 3-Month Treasury Bill Index. The portfolio’s return also surpassed the result for peer money market funds by 0.4 percentage point, thanks largely to Vanguard’s low costs.

Total Returns	Six Months Ended June 30, 2005

Money Market Portfolio	1.3%
(SEC 7-Day Annualized Yield: 3.09%)
Citigroup 3-Month Treasury Bill Index	1.3
Average Money Market Fund*	0.9

*Derived from data provided by Lipper Inc.

The table at left presents results for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the annualized yield of the Money Market Portfolio stood at 3.09%, which was 0.99 percentage point higher than its yield at the start of the half-year. During the period, the Federal Reserve Board raised its target for the federal funds rate by a percentage point—from 2.25% to 3.25%—in four quarter-point steps (the last one on June 30). As is expected, although not guaranteed, the portfolio maintained a net asset value of $1 per share.

RISING RATES, LOW COSTS HELPED PERFORMANCE

Over the first six months of 2005, the Money Market Portfolio earned as much as it did in all of 2004. The primary reason was the Fed’s continued efforts to raise short-term interest rates (which it seeks to do by boosting its target for the federal funds rate, an overnight bank-to-bank lending rate).

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

Money Market Portfolio	0.15%
Average Money Market Fund	0.80

*	Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Vanguard Fixed Income Group, the portfolio’s advisor, has taken advantage of these efforts by shortening the portfolio’s average maturity. Doing so enables the advisor to accelerate the replacement of maturing securities with higher-yielding ones as market rates increase. As always, the portfolio emphasized only those securities that met its strict credit-quality standards.

Another important element in the portfolio’s strong performance compared with its benchmarks was its low costs. Managers of money market portfolios often must choose from a pool of very similar—if not identical—securities, so low costs can be critical to providing returns that stand out from the competition.

GOOD NEWS FOR MONEY MARKET INVESTORS

The increases in interest rates over the past year have been a welcome relief to money market investors. In recent years, although inflation has been relatively benign, the inflation-adjusted returns of money market instruments have been negative. The Fed’s interest rate hikes have pushed returns back into positive territory, even when inflation is accounted for.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

PORTFOLIO PROFILE	MONEY MARKET PORTFOLIO As of June 30, 2005

Financial Attributes
Yield	3.1%
Average Weighted Maturity	33 days
Average Quality*	Aa1
Expense Ratio	0.15%**

Sector Diversification† (% of portfolio)

Finance
Commercial Paper	45%
Certificates of Deposit	33
Treasury/Agency	22

Total	100%

Distribution by Credit Quality* (% of portfolio)

Aaa	33%
Aa	64
A	3

Total	100%

*	Source: Moody's Investors Service.
**	Annualized.
†	The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Yield.   A snapshot of a money market fund’s interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

PERFORMANCE SUMMARY	MONEY MARKET PORTFOLIO As of June 30, 2005

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2005, was 3.09%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Fiscal-Year Total Returns (%) December 31, 1994–June 30, 2005

*	Derived from data provided by Lipper Inc.
**	Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend information.

Average Annual Total Returns for periods ended June 30, 2005
		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Money Market Portfolio	5/2/1991	2.12%	2.59%	0.00%	4.05%	4.05%

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS (unaudited) STATEMENT OF NET ASSETS	As of June 30, 2005

Money Market Portfolio	Yield*	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.6%)

Federal Home Loan Bank**	3.019-3.031%	7/27/2005	$17,000	$16,963
Federal Home Loan Bank**	3.033-3.052%	7/29/2005	13,000	12,970
Federal Home Loan Bank**	3.053%	8/1/2005	5,111	5,098
Federal Home Loan Bank**	3.161%	8/17/2005	10,000	9,959
Federal Home Loan Bank**	3.337%	9/21/2005	10,000	9,925
Federal Home Loan Mortgage Corp.**	3.022%	7/19/2005	12,000	11,982
Federal Home Loan Mortgage Corp.**	3.052%	7/26/2005	5,000	4,989
Federal Home Loan Mortgage Corp.**	3.361%	9/20/2005	8,000	7,940
Federal National Mortgage Assn.**	3.017-3.022%	7/20/2005	13,150	13,129
Federal National Mortgage Assn.**	3.052%	7/27/2005	15,000	14,967
Federal National Mortgage Assn.**	3.073-3.102%	8/3/2005	9,021	8,996
Federal National Mortgage Assn.**	3.230%	9/7/2005	6,000	5,964
U.S. Treasury Bill	3.031%	9/1/2005	5,000	4,974

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $127,856)				127,856

COMMERCIAL PAPER (45.8%)

Bank Holding Company (1.0%)
State Street Corp.	3.218%	7/20/2005	5,000	4,992
State Street Corp.	3.297%	8/19/2005	4,000	3,982

				8,974

Finance—Automobiles (3.7%)
DaimlerChrysler Rev. Auto Conduit LLC	3.073%	7/11/2005	3,000	2,997
DaimlerChrysler Rev. Auto Conduit LLC	3.140%	7/18/2005	3,058	3,053
DaimlerChrysler Rev. Auto Conduit LLC	3.246%	9/1/2005	3,000	2,983
DaimlerChrysler Rev. Auto Conduit LLC	3.467%	9/20/2005	1,229	1,219
Toyota Motor Credit	3.022%	7/1/2005	10,000	10,000
Toyota Motor Credit	3.256%	9/1/2005	5,000	4,972
Toyota Motor Credit	3.246%	9/2/2005	4,000	3,977
Toyota Motor Credit	3.388%	9/21/2005	2,900	2,878

				32,079

Finance—Other (12.0%)
American Express Credit Corp.	3.135%	7/19/2005	5,000	4,992
CRC Funding, LLC	3.246%	8/10/2005 (1)	2,800	2,790
Cafco, LLC	3.095%	7/6/2005 (1)	5,000	4,998
Cafco, LLC	3.264%	8/22/2005 (1)	3,500	3,484
General Electric Capital Corp.	3.066%	7/5/2005	5,000	4,998
General Electric Capital Corp.	3.266%	8/30/2005	10,000	9,946
General Electric Capital Corp.	3.266%	8/31/2005	5,000	4,973
General Electric Capital Corp.	3.388%	9/20/2005	1,900	1,886
GovCo Inc.	3.083%	7/12/2005 (1)	6,160	6,154
IXIS Commercial Paper Corp.	3.062%	7/8/2005 (1)	1,000	999
IXIS Commercial Paper Corp.	3.093-3.116%	7/19/2005 (1)	5,800	5,791
IXIS Commercial Paper Corp.	3.128%	7/25/2005 (1)	2,000	1,996
IXIS Commercial Paper Corp.	3.179%	8/2/2005 (1)	1,600	1,596
IXIS Commercial Paper Corp.	3.192-3.218%	8/12/2005 (1)	10,637	10,597
KFW International Finance Inc.	3.039-3.040%	7/1/2005 (1)	4,500	4,500
KFW International Finance Inc.	3.269%	8/1/2005 (1)	4,000	3,989
Old Line Funding Corp.	3.261%	8/2/2005 (1)	4,000	3,988
Park Avenue Receivable Corp.	3.098%	7/7/2005 (1)	5,000	4,997
Park Avenue Receivable Corp.	3.167%	7/12/2005 (1)	1,700	1,698
Park Avenue Receivable Corp.	3.210%	7/21/2005 (1)	1,321	1,319
Preferred Receivables Funding Co.	3.167%	7/11/2005 (1)	1,062	1,061
Ticonderoga Funding LLC	3.125%	7/15/2005 (1)	3,000	2,996
Variable Funding Capital Corp.	3.137%	7/26/2005 (1)	5,000	4,989
Yorktown Capital LLC	3.083%	7/14/2005 (1)	4,500	4,495
Yorktown Capital LLC	3.199%	7/19/2005 (1)	3,000	2,995
Yorktown Capital LLC	3.285%	8/25/2005 (1)	3,163	3,147

				105,374

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

Money Market Portfolio	Yield*	Maturity Date	Face Amount (000)	Market Value^ (000)

Foreign Banks (20.0%)
ABN-AMRO North America Finance Inc.	3.168%	7/14/2005	$1,200	$1,199
ANZ (Delaware) Inc.	3.200-3.211%	8/8/2005	3,500	3,488
ANZ (Delaware) Inc.	3.297%	8/17/2005	5,000	4,979
Abbey National N.A. LLC	3.338%	8/24/2005	3,000	2,985
Barclays U.S. Funding	3.242-3.347%	8/18/2005	5,000	4,978
CBA (Delaware) Finance Inc.	3.043-3.087%	7/7/2005	7,200	7,196
CBA (Delaware) Finance Inc.	3.088%	7/8/2005	2,325	2,324
CBA (Delaware) Finance Inc.	3.063%	7/12/2005	1,500	1,499
CBA (Delaware) Finance Inc.	3.246%	8/8/2005	3,350	3,339
CBA (Delaware) Finance Inc.	3.287%	9/7/2005	3,000	2,982
Danske Corp.	3.038%	7/8/2005	4,000	3,998
Danske Corp.	3.225%	8/5/2005	10,000	9,969
Danske Corp.	3.235%	8/8/2005	2,000	1,993
Dexia Delaware LLC	3.043%	7/5/2005	1,400	1,400
Dexia Delaware LLC	3.426%	9/19/2005	1,300	1,290
European Investment Bank	3.031%	7/1/2005	3,000	3,000
European Investment Bank	3.230%	9/1/2005	3,000	2,983
HBOS Treasury Services PLC	3.115%	7/8/2005	2,000	1,999
HBOS Treasury Services PLC	3.195%	7/28/2005	1,000	998
HBOS Treasury Services PLC	3.187-3.191%	8/3/2005	3,975	3,963
HBOS Treasury Services PLC	3.212%	8/10/2005	2,000	1,993
HBOS Treasury Services PLC	3.305%	9/2/2005	8,000	7,954
ING (U.S.) Funding LLC	3.115%	7/15/2005	900	899
ING (U.S.) Funding LLC	3.187-3.215%	8/3/2005	3,600	3,589
ING (U.S.) Funding LLC	3.201%	8/4/2005	3,000	2,991
ING (U.S.) Funding LLC	3.207%	8/8/2005	5,000	4,983
ING (U.S.) Funding LLC	3.368%	9/15/2005	5,000	4,965
Lloyds TSB Bank PLC	3.038%	7/7/2005	5,000	4,997
Lloyds TSB Bank PLC	3.247%	9/6/2005	8,000	7,952
National Australia Funding Delaware Inc.	3.128%	7/11/2005 (1)	3,000	2,997
National Australia Funding Delaware Inc.	3.191%	7/25/2005 (1)	5,000	4,989
Oesterreichische Kontrollbank AG	3.276%	8/25/2005	1,720	1,711
Rabobank USA Financial Corp.	3.041%	7/1/2005	7,500	7,500
Rabobank USA Financial Corp.	3.225%	8/8/2005	8,000	7,973
Societe Generale N.A. Inc.	3.173%	8/9/2005	4,300	4,285
Svenska Handelsbanken, Inc.	3.043%	7/7/2005	4,000	3,998
Svenska Handelsbanken, Inc.	3.234%	8/3/2005	5,000	4,985
UBS Finance (Delaware), Inc.	3.166%	7/22/2005	1,000	998
UBS Finance (Delaware), Inc.	3.156%	7/25/2005	6,500	6,486
UBS Finance (Delaware), Inc.	3.245%	8/8/2005	2,500	2,491
UBS Finance (Delaware), Inc.	3.363%	9/6/2005	2,300	2,286
Westpac Capital Corp.	3.156%	7/8/2005	1,200	1,199
Westpac Capital Corp.	3.245%	8/22/2005	1,500	1,493
Westpac Trust Securities NZ Ltd.	3.033%	7/5/2005	5,900	5,898
Westpac Trust Securities NZ Ltd.	3.122%	7/11/2005	3,000	2,997
Westpac Trust Securities NZ Ltd.	3.137%	7/15/2005	2,000	1,998
Westpac Trust Securities NZ Ltd.	3.256%	8/31/2005	2,000	1,989
Westpac Trust Securities NZ Ltd.	3.256%	9/2/2005	2,000	1,989

				175,147

Foreign Government (0.1%)
Caisse d'Amortissement de la Dette	3.162%	7/22/2005	1,000	998

Foreign Industrial (6.5%)
Nestle Capital Corp	3.232%	8/2/2005 (1)	2,406	2,399
Nestle Capital Corp.	3.205%	8/8/2005 (1)	3,000	2,990
Nestle Capital Corp.	3.303%	8/22/2005 (1)	8,000	7,962
Network Rail CP Finance PLC	3.076%	7/5/2005 (1)	5,000	4,998
Network Rail CP Finance PLC	3.053%	7/6/2005 (1)	9,500	9,496
Network Rail CP Finance PLC	3.125%	7/20/2005 (1)	4,000	3,993
Network Rail CP Finance PLC	3.323%	9/2/2005 (1)	1,300	1,292
Network Rail CP Finance PLC	3.277%	9/6/2005 (1)	2,000	1,988
Shell Finance (UK) PLC	3.365%	9/12/2005	3,000	2,980
Shell Finance (UK) PLC	3.186%	8/8/2005	2,000	1,993
Total Capital	3.235%	8/9/2005 (1)	5,000	4,983

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

Money Market Portfolio	Yield*	Maturity Date	Face Amount (000)	Market Value^ (000)

Total Capital	3.226%	9/1/2005 (1)	$10,000	$9,945
Total Capital	3.262%	9/7/2005 (1)	2,000	1,988

				57,007

Industrial (2.0%)
Wal-Mart Stores, Inc.	2.991%	7/1/2005 (1)	3,000	3,000
Wal-Mart Stores, Inc.	3.062%	7/6/2005 (1)	8,000	7,998
Wal-Mart Stores, Inc.	3.063%	7/8/2005 (1)	5,250	5,248
Wal-Mart Stores, Inc.	3.241%	8/2/2005 (1)	1,200	1,198

				17,444

Insurance (0.5%)
Met Life Funding, Inc.	3.337%	8/23/2005	4,287	4,266

TOTAL COMMERCIAL PAPER
(Cost $401,289)				401,289

CERTIFICATES OF DEPOSIT (21.3%)

Certificates of Deposit—U.S. Banks (2.6%)
SunTrust Banks, Inc.	3.380%	8/29/2005	4,500	4,500
Wells Fargo Bank, NA	3.100%	7/8/2005	1,300	1,300
Wells Fargo Bank, NA	3.250%	7/28/2005	1,500	1,500
Wells Fargo Bank, NA	3.270%	7/28/2005	5,400	5,400
Wells Fargo Bank, NA	3.270%	8/1/2005	5,000	5,000
Wells Fargo Bank, NA	3.270%	8/2/2005	5,000	5,000

				22,700

Yankee Certificates of Deposit—U.S. Branches (18.7%)
Abbey National Treasury Services (Stamford Branch)	3.140%	7/26/2005	5,000	5,000
BNP Paribas (New York Branch)	3.065%	7/6/2005	3,500	3,500
BNP Paribas (New York Branch)	3.290%	9/6/2005	1,000	1,000
Bank of Montreal (Chicago Branch)	3.060%	7/5/2005	5,000	5,000
Bank of Nova Scotia (Portland Branch)	3.050%	7/1/2005	3,000	3,000
Barclays Bank PLC (New York Branch)	3.110%	7/11/2005	7,500	7,500
Barclays Bank PLC (New York Branch)	3.110%	7/11/2005	6,000	6,000
Calyon (New York Branch)	3.262%	9/6/2005	5,000	5,000
Canadian Imperial Bank of Commerce (New York Branch)	3.140%	7/27/2005	5,000	5,000
Deutsche Bank (New York Branch)	3.260%	9/2/2005	5,000	5,000
Dexia Credit Local (New York Branch)	3.070%	7/5/2005	5,000	5,000
Dexia Credit Local (New York Branch)	3.070%	7/5/2005	8,000	8,000
Dexia Credit Local (New York Branch)	3.055%	7/11/2005	3,000	3,000
Dexia Credit Local (New York Branch)	3.210%	8/9/2005	2,000	2,000
Fortis Bank NV-SA (New York Branch)	3.270%	9/7/2005	2,500	2,500
Fortis Bank NV-SA (New York Branch)	3.440%	9/27/2005	4,500	4,500
HSBC Bank USA (New York Branch)	3.030%	7/5/2005	4,000	4,000
HSH Nordbank AG (New York Branch)	3.040%	7/5/2005	4,000	4,000
HSH Nordbank AG (New York Branch)	3.250%	8/8/2005	8,000	8,000
HSH Nordbank AG (New York Branch)	3.300%	9/6/2005	5,000	5,000
Landesbank Baden-Wuerttemberg (New York Branch)	3.110%	7/11/2005	3,500	3,500
Landesbank Baden-Wuerttemberg (New York Branch)	3.220%	8/9/2005	8,000	8,000
Landesbank Baden-Wuerttemberg (New York Branch)	3.280%	8/31/2005	8,000	8,000
Rabobank Nederland (New York Branch)	3.350%	9/15/2005	6,000	6,000
Royal Bank of Canada (New York Branch)	3.220%	8/8/2005	5,000	5,000
Royal Bank of Canada (New York Branch)	3.275%	9/7/2005	8,500	8,500
Royal Bank of Scotland PLC (New York Branch)	3.060%	7/5/2005	15,000	15,000
Svenska Handelsbanken, AB (New York Branch)	3.135%	7/25/2005	8,000	8,000
UBS AG (Stamford Branch)	3.250%	8/26/2005	6,500	6,500
UBS AG (Stamford Branch)	3.060%	7/5/2005	3,000	3,000

				163,500

TOTAL CERTIFICATES OF DEPOSIT
(Cost $186,200)				186,200

EURODOLLAR CERTIFICATES OF DEPOSIT (11.7%)

ABN-AMRO Bank NV	3.390%	9/6/2005	8,000	8,000
BNP Paribas	3.130%	7/25/2005	5,000	5,000
BNP Paribas	3.180%	8/2/2005	7,000	7,000
BNP Paribas	3.360%	8/29/2005	5,000	5,000
Bank of Nova Scotia	3.300%	8/9/2005	14,000	14,000
Barclays Bank PLC	3.040%	7/6/2005	3,000	3,000
Bayerische Landesbank	3.207%	8/8/2005	8,000	8,000

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

Money Market Portfolio	Yield*	Maturity Date	Face Amount (000)	Market Value^ (000)

Deutsche Bank	3.225%	8/10/2005	$5,000	$5,000
HSBC Bank PLC	3.240%	8/24/2005	5,000	5,000
Landesbank Baden-Wuerttemberg	3.050%	7/7/2005	2,000	2,000
Landesbank Hessen-Thueringen	3.040%	7/6/2005	10,000	10,000
Landesbank Hessen-Thueringen	3.275%	9/6/2005	11,000	11,000
Royal Bank of Scotland PLC	3.140%	7/25/2005	6,000	6,000
Societe Generale	3.260%	9/1/2005	10,000	10,000
Societe Generale	3.305%	9/16/2005	3,000	3,000

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
(Cost $102,000)				102,000

OTHER NOTES (0.4%)

Bank of America, N.A. Bank Note
(Cost $3,800)	3.310%	8/29/2005	3,800	3,800

REPURCHASE AGREEMENTS (7.1%)

Bank of America Securities, LLC
(Dated 6/30/2005, Repurchase Value $5,000,000,
collateralized by Federal National Mortgage Assn., 6.375%, 6/15/2009)	3.350%	7/1/2005	5,000	5,000
Barclays Capital, Inc.
(Dated 6/30/2005, Repurchase Value $10,001,000,
collateralized by U.S. Treasury Inflation-Indexed Note, 3.875%, 1/15/2009)	3.380%	7/1/2005	10,000	10,000
Citigroup Global Markets
(Dated 6/30/2005, Repurchase Value $15,001,000,
collateralized by U.S. Treasury Note, 3.875%, 5/15/2009)	3.400%	7/1/2005	15,000	15,000
Credit Suisse First Boston LLC
(Dated 6/30/2005, Repurchase Value $10,001,000,
collateralized by Federal Home Loan Bank Discount Note, 7/22/2005)	3.350%	7/1/2005	10,000	10,000
Goldman Sachs & Co.
(Dated 6/30/2005, Repurchase Value $6,895,000,
collateralized by Federal Home Loan Mortgage Corp., 5.625%, 3/15/2011)	3.350%	7/1/2005	6,894	6,894
JPMorgan Securities Inc.
(Dated 6/30/2005, Repurchase Value $15,001,000,
collateralized by Federal National Mortgage Assn. Discount Notes,
11/9/2005-11/23/2005)	3.400%	7/1/2005	15,000	15,000

TOTAL REPURCHASE AGREEMENTS
(Cost $61,894)				61,894

TOTAL INVESTMENTS (100.9%)
(Cost $883,039)				883,039

OTHER ASSETS AND LIABILITIES (-0.9%)

Other Assets—Note B				2,172
Liabilities				(9,928)

				(7,756)

NET ASSETS (100%)

Applicable to 875,260,853 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				$875,283

NET ASSET VALUE PER SHARE				$1.00

^	See Note A in Notes to Financial Statements.
*	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
**	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At June 30, 2005, the aggregate value of these securities was $156,043,000, representing 17.8% of net assets.

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

	Amount (000)	Per Share

Paid-in Capital	$875,261	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	22	—
Unrealized Appreciation	—	—

NET ASSETS	$875,283	$1.00

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

STATEMENT OF OPERATIONS

Money Market Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Interest	$11,854

Total Income	11,854

Expenses
The Vanguard Group—Note B
Investment Advisory Services	49
Management and Administrative	481
Marketing and Distribution	81
Custodian Fees	13
Shareholders' Reports	9
Trustees' Fees and Expenses	1

Total Expenses	634

NET INVESTMENT INCOME	11,220

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	1

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,221

STATEMENT OF CHANGES IN NET ASSETS

	Money Market Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$11,220	$10,821
Realized Net Gain (Loss)	1	(94)
Change in Unrealized Appreciation
(Depreciation)	—	—

Net Increase (Decrease) in Net Assets
Resulting from Operations	11,221	10,727

Distributions
Net Investment Income	(11,220)	(10,821)
Realized Capital Gain	—	—

Total Distributions	(11,220)	(10,821)

Capital Share Transactions1
Issued	281,954	496,347
Issued in Lieu of Cash Distributions	11,220	10,821
Redeemed	(258,108)	(528,744)

Net Increase (Decrease) from
Capital Share Transactions	35,066	(21,576)

Total Increase (Decrease)	35,067	(21,670)

Net Assets
Beginning of Period	840,216	861,886

End of Period	$875,283	$840,216

1Shares Issued (Redeemed)
Issued	281,954	496,347
Issued in Lieu of Cash Distributions	11,220	10,821
Redeemed	(258,108)	(528,744)

Net Increase (Decrease) in
Shares Outstanding	35,066	(21,576)

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS
Money Market Portfolio

Six Months Ended June 30,		Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.013	.012	.010	.017	.007	.052	.061
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—	—	—

Total from Investment Operations	.013	.012	.010	.017	.007	.052	.061

Distributions
Dividends from Net Investment Income	(.013)	(.012)	(.010)	(.017)	(.007)	(.052)	(.061)
Distributions from Realized Capital Gains	—	—	—	—	—	—	—

Total Distributions	(.013)	(.012)	(.010)	(.017)	(.007)	(.052)	(.061)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.31%	1.26%	1.01%	1.73%	0.69%	5.34%	6.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$875	$840	$862	$1,053	$1,034	$1,032	$861
Ratio of Total Expenses to Average Net Assets	0.15%**	0.15%	0.20%	0.21%	0.18%**	0.18%	0.17%
Ratio of Net Investment Income to Average Net Assets	2.63%**	1.26%	1.01%	1.71%	2.73%**	5.14%	6.06%

*	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5.	Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $110,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	MONEY MARKET PORTFOLIO
As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Money Market Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,013.08	$0.75

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.05	$0.75

*	The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of the Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperfor-mance of relevant benchmarks and peer groups. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Money Market Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in the peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the Money Market Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

VANGUARD® SHORT-TERM INVESTMENT-GRADE PORTFOLIO

The Short-Term Investment-Grade Portfolio posted a 1.2% return in the first half of its 2005 fiscal year. This result surpassed the returns of both the benchmark index and average mutual fund peer.

The table below shows six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns	Six Months Ended June 30, 2005

Short-Term
Investment-Grade Portfolio	1.2%
Lehman 1-5 Year U.S. Credit Index	0.9
Average 1-5 Year Investment Grade
Debt Fund*	1.0
Lehman Aggregate Bond Index	2.5

*Derived from data provided by Lipper Inc.

As of June 30, the portfolio’s annualized yield stood at 3.76%, which was 0.46 percentage point higher than at the start of the period.

THE ADVISOR HANDLED THE RISING-RATE ENVIRONMENT WELL

During the six months, the Federal Reserve Board continued its efforts to raise short-term interest rates by boosting its target federal funds rate four times (the rate rose from 2.25% to 3.25%). In addition, a flurry of positive economic data affected the bond market during the period. These factors combined to lift the yields of short-term bonds and depress their prices.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

Short-Term Investment-Grade Portfolio	0.15%
Average 1-5 Year Investment Grade
Debt Fund	0.94

*	Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The portfolio’s advisor, Vanguard Fixed Income Group, skillfully navigated the marketplace, moderating some of the impact of rising rates by keeping the portfolio’s duration slightly lower than that of its benchmark. The advisor also made some strong security selections while adhering to the portfolio’s strict credit-quality guidelines.

Another key element in the portfolio’s fine performance relative to competing funds was low costs. Your portfolio’s costs are far below those of its peers, which allows it to pass along a larger share of its returns to you.

MAKING THE CASE FOR BONDS IN YOUR PORTFOLIO

The past six months have been a strange time for bond investors, with short-term rates rising and long-term rates moving in the opposite direction. In any market environment, however, bonds can be an important component of a long-term portfolio, providing both risk control and diversification benefits. The lower volatility of bonds’ principal and their interest income can moderate the effects of the stock market’s unpredictable vacillations.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

PORTFOLIO PROFILE	SHORT-TERM INVESTMENT-GRADE PORTFOLIO
As of June 30, 2005

Financial Attributes
	Portfolio	Comparative Index*	Broad Index**

Number of Issues	578	1,104	6,124
Yield	3.8%	—	—
Yield to Maturity	4.0%†	4.3%	4.5%
Average Coupon	4.1%	5.3%	5.2%
Average Effective Maturity	2.6 years	2.9 years	6.8 years
Average Quality††	Aa3	A1	Aa1
Average Duration	1.8 years	2.6 years	4.2 years
Expense Ratio	0.15%‡	—	—
Short-Term Reserves	4%	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**

R-Squared	0.93	1.00	0.86	1.00
Beta	0.67	1.00	0.44	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	24%
1-3 Years	50
3-5 Years	15
Over 5 Years	11

Total	100%

Sector Diversification‡‡(% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	19%
Finance	31
Foreign	1
Government Mortgage-Backed	8
Industrial	27
Treasury/Agency	5
Utilities	5

Short-Term Reserves	4%

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	40%
Aa	19
A	24
Baa	17

Total	100%

Investment Focus

*	Lehman 1-5 Year U.S. Credit Index.
**	Lehman Aggregate Bond Index.
†	Before expenses.
††	Source: Moody's Investors Service.
‡	Annualized.
‡	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.    A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

PERFORMANCE SUMMARY	SHORT-TERM INVESTMENT-GRADE PORTFOLIO As of June 30, 2005

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) February 8, 1999–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
		One	Five	Since Inception
	Inception Date	Year	Years	Capital	Income	Total

Short-Term Investment-Grade Portfolio	2/8/1999	3.12%	5.25%	0.62%	4.24%	4.86%

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

FINANCIAL STATEMENTS (unaudited)	As of June 30, 2005
STATEMENT OF NET ASSETS

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

CORPORATE BONDS (82.7%)

Asset-Backed/Commercial Mortgage-Backed Securities (20.7%)
AESOP Funding II LLC	2.750%	7/20/2007	(1)(2)	$850	$843
AESOP Funding II LLC	2.760%	4/20/2008	(1)(2)	450	442
American Express Credit Account Master Trust	3.670%	11/15/2010	(1)(3)	1,800	1,817
American Express Credit Account Master Trust	3.310%	3/15/2012	(1)(3)	370	371
ARG Funding Corp.	4.020%	4/20/2009	(1)(2)	620	618
Bank of America Mortgage Securities	4.428%	8/25/2032	(1)	21	21
Bank of America Mortgage Securities	4.879%	9/25/2032	(1)	113	114
Bank of America Mortgage Securities	4.183%	5/25/2033	(1)	393	394
Bank of America Mortgage Securities	3.581%	2/25/2034	(1)	437	429
Bank One Issuance Trust	3.270%	10/15/2008	(1)(3)	900	900
Bank One Issuance Trust	3.250%	10/15/2009	(1)(3)	460	460
Bay View Auto Trust	3.860%	3/25/2010	(1)	390	388
Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/2042	(1)	260	260
BMW Floorplan Master Owner Trust	3.290%	10/17/2008	(1)(2)(3)	2,500	2,501
BMW Floorplan Master Owner Trust	3.440%	10/17/2008	(1)(2)(3)	230	230
BMW Vehicle Owner Trust	1.940%	2/25/2007	(1)	340	339
BMW Vehicle Owner Trust	2.670%	3/25/2008	(1)	1,000	991
California Infrastructure & Economic Development Bank Special Purpose Trust PG&E-1	6.420%	9/25/2008	(1)	874	889
California Infrastructure & Economic Development Bank Special Purpose Trust SCE-1	6.380%	9/25/2008	(1)	874	890
California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1	6.310%	9/25/2008	(1)	124	126
Capital Auto Receivables Asset Trust	2.640%	11/17/2008	(1)	500	487
Capital One Master Trust	3.730%	10/15/2010	(1)(3)	575	581
Capital One Multi-Asset Execution Trust	2.950%	8/17/2009	(1)	1,500	1,483
Capital One Multi-Asset Execution Trust	4.150%	7/16/2012	(1)	880	879
Capital One Prime Auto Receivables Trust	3.060%	3/17/2008	(1)	275	273
Carmax Auto Owner Trust	4.130%	5/15/2009	(1)	500	502
Chase Credit Card Master Trust	3.330%	7/15/2010	(1)(3)	1,700	1,706
Chase Funding Mortgage Loan Asset-Backed Certificates	2.727%	3/25/2020	(1)	690	685
Chase Manhattan Auto Owner Trust	2.260%	11/15/2007	(1)	970	964
Chase Manhattan Auto Owner Trust	2.080%	5/15/2008	(1)	1,500	1,481
Chase Manhattan Auto Owner Trust	3.870%	6/15/2009	(1)	700	699
Chase Manhattan Auto Owner Trust	3.980%	4/15/2011	(1)	400	400
Citibank Credit Card Issuance Trust	7.450%	9/15/2007	(1)	210	211
Citibank Credit Card Issuance Trust	7.050%	9/17/2007	(1)	125	126
Citibank Credit Card Issuance Trust	2.700%	1/15/2008	(1)	1,000	995
Citibank Credit Card Issuance Trust	2.550%	1/20/2009	(1)	1,100	1,078
Citigroup Mortgage Loan Trust, Inc.	4.719%	3/25/2034	(1)	360	362
CNH Equipment Trust	2.470%	1/15/2008	(1)	954	946
CNH Wholesale Master Note Trust	3.436%	6/15/2011	(1)(3)	550	550
COMED Transitional Funding Trust	5.630%	6/25/2009	(1)	89	91
Countrywide Home Loans	4.092%	5/25/2033	(1)	406	406
Countrywide Home Loans	3.473%	11/19/2033	(1)	662	653
DaimlerChrysler Auto Trust	2.120%	11/8/2006	(1)	411	410
DaimlerChrysler Auto Trust	2.560%	11/8/2006	(1)	302	302
DaimlerChrysler Auto Trust	2.000%	12/8/2007	(1)	150	148
DaimlerChrysler Auto Trust	2.980%	8/8/2008	(1)	1,200	1,187
DaimlerChrysler Master Owner Trust	3.270%	2/15/2008	(1)(3)	700	700
Discover Card Master Trust I	3.250%	4/16/2010	(1)(3)	800	801
Discover Card Master Trust I	3.230%	9/16/2010	(1)(3)	1,000	1,001
Fifth Third Auto Trust	3.190%	2/20/2008	(1)	460	457
First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust	6.136%	3/15/2033	(1)	130	141
Fleet Credit Card Master Trust II	2.400%	7/15/2008	(1)	700	695
Fleet Home Equity Loan Trust	3.510%	1/20/2033	(1)(3)	475	476
Ford Credit Auto Owner Trust	2.930%	3/15/2008	(1)	1,735	1,716
Ford Credit Auto Owner Trust	3.480%	11/15/2008	(1)	1,000	993
Ford Credit Auto Owner Trust	4.170%	1/15/2009	(1)	420	421
GE Capital Commercial Mortgage Corp.	4.353%	6/10/2048	(1)	450	452
GE Capital Credit Card Master Note Trust	3.270%	6/15/2010	(1)(3)	470	471

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

GE Capital Credit Card Master Note Trust	3.260%	9/15/2010	(1)(3)	$1,000	$1,001
GE Capital Credit Card Master Note Trust	3.260%	3/15/2013	(1)(3)	400	401
GMAC Mortgage Corp. Loan Trust	3.394%	6/25/2034	(1)(3)	1,170	1,170
GMAC Mortgage Corp. Loan Trust	3.464%	10/25/2034	(1)(3)	420	420
Granite Mortgages PLC	3.530%	9/20/2044	(1)(3)	500	500
GreenPoint Home Equity Loan Trust	3.490%	4/15/2029	(1)(3)	191	191
Harley-Davidson Motorcycle Trust	4.040%	10/15/2009	(1)	228	228
Harley-Davidson Motorcycle Trust	4.500%	1/15/2010	(1)	641	644
Harley-Davidson Motorcycle Trust	2.630%	11/15/2010	(1)	712	702
Harley-Davidson Motorcycle Trust	2.070%	2/15/2011	(1)	800	784
Harley-Davidson Motorcycle Trust	3.560%	2/15/2012	(1)	630	627
Hertz Vehicle Financing	2.380%	5/25/2008	(1)(2)	1,460	1,422
Holmes Financing PLC	3.221%	4/15/2011	(1)(3)	1,170	1,171
Honda Auto Receivables Owner Trust	1.920%	11/20/2006	(1)	135	134
Honda Auto Receivables Owner Trust	1.690%	2/21/2007	(1)	609	605
Honda Auto Receivables Owner Trust	2.140%	4/23/2007	(1)	681	677
Honda Auto Receivables Owner Trust	2.190%	5/15/2007	(1)	780	775
Honda Auto Receivables Owner Trust	3.870%	4/20/2009	(1)	1,000	999
Hyundai Auto Receivables Trust	2.330%	11/15/2007	(1)	550	545
Illinois Power Special Purpose Trust	5.540%	6/25/2009	(1)	700	712
J.P. Morgan Chase Commercial Mortgage Securities	6.260%	3/15/2033	(1)	150	164
J.P. Morgan Chase Commercial Mortgage Securities	4.625%	3/15/2046	(1)	500	507
John Deere Owner Trust	3.980%	6/15/2009	(1)	300	298
M&I Auto Loan Trust	2.490%	10/22/2007	(1)	171	171
Master Adjustable Rate Mortgages Trust	3.907%	4/25/2034	(1)	732	725
MBNA Credit Card Master Note Trust	4.200%	9/15/2010	(1)	2,500	2,515
MBNA Master Credit Card Trust	7.150%	1/15/2008	(1)	500	502
Mellon Bank Premium Finance Loan Master Trust	3.570%	6/15/2009	(1)(3)	680	680
Merrill Lynch Mortgage Investors, Inc.	4.210%	2/25/2033	(1)	657	655
Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/2033	(1)	415	417
Merrill Lynch Mortgage Investors, Inc.	4.626%	2/25/2034	(1)	260	262
Merrill Lynch Trust Securitization	4.100%	8/25/2009	(1)	800	802
Morgan Stanley Auto Loan Trust	2.640%	11/15/2007	(1)	570	565
Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust	3.584%	11/25/2015	(1)(3)	308	308
Morgan Stanley Mortgage Loan Trust	4.093%	2/25/2034	(1)	468	464
National City Auto Receivables Trust	2.110%	7/15/2008	(1)	1,725	1,700
Nissan Auto Receivables Owner Trust	1.890%	12/15/2006	(1)	72	71
Nissan Auto Receivables Owner Trust	2.010%	11/15/2007	(1)	315	311
Nissan Auto Receivables Owner Trust	2.700%	12/17/2007	(1)	920	909
Nissan Auto Receivables Owner Trust	3.330%	1/15/2008	(1)	1,000	997
Nissan Auto Recievables Owner Trust	3.990%	7/15/2009	(1)	1,000	1,001
PECO Energy Transition Trust	6.050%	3/1/2009	(1)	325	332
Permanent Financing PLC	3.449%	3/10/2009	(1)(3)	350	350
Permanent Financing PLC	3.489%	9/10/2010	(1)(3)	1,530	1,530
Permanent Financing PLC	3.489%	6/10/2011	(1)(3)	650	649
PG&E Energy Recovery Funding LLC	4.140%	9/25/2012	(1)	850	852
PG&E Energy Recovery Funding LLC	4.370%	6/25/2014	(1)	1,000	1,007
PP&L Transition Bond Co. LLC	7.050%	6/25/2009	(1)	125	130
Provident Funding Mortgage Loan Trust	4.054%	4/25/2034	(1)	806	798
Regions Auto Receivables Trust	2.630%	1/16/2007	(1)	96	96
Regions Auto Receivables Trust	1.750%	5/15/2007	(1)	209	209
Regions Auto Receivables Trust	2.310%	1/15/2008	(1)	1,178	1,170
Rental Car Finance Corp.	3.514%	6/25/2009	(1)(3)	670	672
Residential Funding Mortgage Securities II	2.210%	1/25/2019	(1)	465	459
Salomon Brothers Mortgage Securities VII	4.126%	9/25/2033	(1)	1,001	1,003
Superior Wholesale Inventory Financing Trust	3.300%	3/15/2011	(1)(3)	900	900
Thornburg Mortgage Securities Trust	3.337%	3/25/2044	(1)	511	499
Toyota Auto Receivables Owner Trust	2.650%	11/15/2006	(1)	141	141
Triad Automobile Receivables Trust	1.900%	7/14/2008	(1)	650	642
USAA Auto Owner Trust	2.670%	10/15/2010	(1)	450	439
USAA Auto Owner Trust	4.130%	11/15/2011	(1)	500	502
Vendee Mortgage Trust	5.000%	2/15/2019	(1)	116	116
Vendee Mortgage Trust	5.750%	12/15/2020	(1)	61	60
Volkswagen Auto Loan Enhanced Trust	2.270%	10/22/2007	(1)	985	978
Wachovia Asset Securitization, Inc.	3.574%	6/25/2033	(1)(3)	294	294

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Wachovia Auto Owner Trust	3.190%	6/20/2008	(1)	$1,700	$1,688
Washington Mutual Mortgage Pass-Through Certificates	4.424%	9/25/2032	(1)	40	40
Washington Mutual Mortgage Pass-Through Certificates	4.137%	1/25/2033	(1)	312	312
Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/2033	(1)	201	199
Washington Mutual Mortgage Pass-Through Certificates	4.059%	9/25/2033	(1)	226	225
Wells Fargo Home Equity Trust	3.970%	9/25/2024	(1)	775	767
WFS Financial Owner Trust	2.850%	9/22/2008	(1)	1,100	1,090
World Financial Network Credit Card Master Trust	3.320%	7/15/2010	(1)(3)	450	450
World Omni Auto Receivables Trust	1.980%	5/15/2007	(1)	315	314

					85,597

Finance (30.9%)
Banking (16.3%)
ABN AMRO Bank NV	3.310%	5/11/2007	(3)	3,350	3,353
Amsouth Bank NA	2.820%	11/3/2006		525	518
ANZ National Bank International Ltd.	3.210%	4/14/2008	(2)(3)	1,000	1,000
Associated Bank NA	3.330%	2/1/2008	(3)	250	250
Associated Bank NA	3.458%	6/2/2008	(3)	850	850
Astoria Financial Corp.	5.750%	10/15/2012		250	263
Banco Merchantile del Norte Cayman	5.875%	2/17/2014	(2)	800	815
Banco Santander Chile	3.720%	12/9/2009	(2)(3)	400	400
Bank of America Corp.	4.750%	10/15/2006	**	2,450	2,477
Bank of Montreal	6.100%	9/15/2005		325	326
Bank of New York Co., Inc.	3.900%	9/1/2007		1,250	1,246
Bank of Nova Scotia	3.360%	3/28/2008	(3)	2,000	2,001
Bank of Scotland Treasury Services	2.250%	5/1/2006	(2)	1,730	1,708
Bank of Scotland Treasury Services	3.500%	11/30/2007	(2)	1,900	1,875
Bank One Texas	6.250%	2/15/2008		1,175	1,237
BNP Paribas	4.800%	6/24/2015	(2)	300	303
Citigroup, Inc.	5.500%	8/9/2006		2,875	2,928
Citigroup, Inc.	3.270%	11/1/2007	(3)	760	761
Citigroup, Inc.	3.510%	6/9/2009	(3)	500	501
CoreStates Capital Corp.	6.750%	11/15/2006		670	696
Credit Suisse First Boston USA, Inc.	3.220%	4/5/2007	(3)	1,000	1,001
Credit Suisse First Boston USA, Inc.	4.625%	1/15/2008		1,100	1,114
Credit Suisse First Boston USA, Inc.	3.875%	1/15/2009		750	742
Credit Suisse First Boston USA, Inc.	4.125%	1/15/2010		600	595
Fifth Third Bank	2.700%	1/30/2007		600	589
First Bank System, Inc.	6.875%	9/15/2007		200	212
First Union Corp.	6.000%	10/30/2008		225	239
Firstar Bank Milwaukee NA	7.800%	7/5/2010		300	300
GreenPoint Financial Corp.	3.200%	6/6/2008		1,050	1,024
HBOS Treasury Services PLC	3.250%	5/19/2006	(1)(3)	600	598
HSBC Bank USA	3.530%	12/14/2009	(1)(3)	1,500	1,502
HSBC USA, Inc.	7.000%	11/1/2006		635	661
Independence Community Bank	3.750%	4/1/2014		575	554
J.P. Morgan Chase & Co.	3.125%	12/11/2006		1,600	1,582
J.P. Morgan Chase & Co.	5.250%	5/30/2007		800	817
M & T Bank Corp.	3.850%	4/1/2013	(2)	400	396
Manufacturers & Traders Trust Co.	8.000%	10/1/2010		500	583
Mellon Financial Co.	6.700%	3/1/2008		650	692
Mellon Funding Corp.	3.250%	4/1/2009		1,150	1,117
National Australia Bank	6.600%	12/10/2007		200	211
National City Bank	3.300%	5/15/2007		1,000	989
National City Bank	4.875%	7/20/2007		500	508
National City Corp.	3.200%	4/1/2008		750	732
National City Corp.	3.125%	4/30/2009		675	651
National Westminster Bank PLC	7.750%	4/29/2049	(3)	825	888
Nationwide Building Society	2.625%	1/30/2007	(2)	1,450	1,419
PNC Funding Corp.	4.200%	3/10/2008		875	877
Regions Financial Corp.	6.375%	5/15/2012		375	417
Royal Bank of Scotland Group PLC	3.300%	11/24/2006	(2)(3)	1,000	999
Royal Bank of Scotland Group PLC	7.375%	4/29/2049	(3)	200	205
SE Banken	6.875%	2/15/2009		325	354
Southtrust Bank NA	3.460%	6/14/2007	(3)	900	900
Sovereign Bancorp, Inc.	3.624%	8/25/2006	(1)(3)	635	637

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

State Street Capital Trust	3.768%	2/15/2008	(3)	$1,450	$1,453
SunTrust Banks, Inc.	5.050%	7/1/2007		1,500	1,533
SunTrust Banks, Inc.	3.458%	6/2/2009	(3)	1,350	1,351
Synovus Financial Corp.	7.250%	12/15/2005		250	254
US Bancorp	5.100%	7/15/2007		500	512
US Bank NA	3.700%	8/1/2007		160	159
US Bank NA	4.125%	3/17/2008		1,000	1,002
US Bank NA	5.700%	12/15/2008		1,000	1,049
Wachovia Corp.	4.950%	11/1/2006		600	608
Wachovia Corp.	3.230%	7/20/2007	(3)	825	826
Wachovia Corp.	6.375%	2/1/2009		200	215
Wachovia Corp.	6.150%	3/15/2009		350	374
Washington Mutual Finance Corp.	6.250%	5/15/2006		1,000	1,019
Washington Mutual, Inc.	2.400%	11/3/2005		150	149
Washington Mutual, Inc.	5.625%	1/15/2007		269	275
Washington Mutual, Inc.	4.375%	1/15/2008		1,080	1,085
Wells Fargo & Co.	3.500%	9/15/2006	(3)	675	675
Wells Fargo & Co.	3.538%	9/28/2007	(1)(3)	2,000	2,001
Wells Fargo & Co.	3.750%	10/15/2007		1,100	1,092
Wells Fargo & Co.	5.250%	12/1/2007		340	350
Westpac Banking	3.354%	5/25/2007	(2)(3)	1,240	1,240
World Savings Bank, FSB	3.390%	6/1/2007	(3)	1,360	1,361
Zions Bancorp	2.700%	5/1/2006		1,375	1,359
Brokerage (4.1%)
Bear Stearns Co., Inc.	3.000%	3/30/2006		112	111
Bear Stearns Co., Inc.	7.800%	8/15/2007		425	456
Bear Stearns Co., Inc.	4.000%	1/31/2008		275	274
Bear Stearns Co., Inc.	3.359%	2/8/2008	(1)(3)	500	500
Bear Stearns Co., Inc.	2.875%	7/2/2008		2,010	1,935
Bear Stearns Co., Inc.	3.250%	3/25/2009		113	109
Franklin Resources Inc.	3.700%	4/15/2008		375	370
Goldman Sachs Group, Inc.	6.340%	3/1/2006		400	407
Goldman Sachs Group, Inc.	3.245%	7/2/2007	(3)	350	350
Goldman Sachs Group, Inc.	3.245%	10/5/2007	(3)	250	250
Goldman Sachs Group, Inc.	4.125%	1/15/2008		1,000	1,002
Goldman Sachs Group, Inc.	3.491%	7/23/2009	(3)	535	537
Goldman Sachs Group, Inc.	3.538%	3/2/2010	(3)	1,200	1,202
Lehman Brothers Holdings, Inc.	4.000%	1/22/2008		1,844	1,840
Lehman Brothers Holdings, Inc.	4.250%	1/27/2010		700	698
Merrill Lynch & Co., Inc.	2.940%	1/30/2006		600	597
Merrill Lynch & Co., Inc.	3.375%	9/14/2007		850	839
Merrill Lynch & Co., Inc.	3.700%	4/21/2008		375	371
Merrill Lynch & Co., Inc.	4.250%	2/8/2010		1,000	996
Morgan Stanley Dean Witter	5.800%	4/1/2007		1,550	1,595
Morgan Stanley Dean Witter	3.875%	1/15/2009		250	247
Morgan Stanley Dean Witter	3.421%	1/15/2010	(1)(3)	1,300	1,300
Morgan Stanley Dean Witter	6.750%	4/15/2011		560	622
Morgan Stanley Dean Witter	4.750%	4/1/2014		455	449
Finance Companies (4.5%)
American Express Centurion Bank	3.350%	7/19/2007	(3)	575	575
American Express Co.	5.500%	9/12/2006		1,000	1,017
American Express Co.	4.750%	6/17/2009		225	230
American Express Credit Corp.	3.000%	5/16/2008		1,300	1,260
American General Finance Corp.	3.378%	8/16/2007	(3)	600	600
American General Finance Corp.	4.500%	11/15/2007		1,000	1,005
American General Finance Corp.	2.750%	6/15/2008		135	129
American General Finance Corp.	3.875%	10/1/2009		1,000	978
American General Finance Corp.	4.875%	5/15/2010		200	203
Capital One Bank	4.875%	5/15/2008		200	203
Capital One Bank	5.000%	6/15/2009		350	359
Capital One Bank	4.800%	2/21/2012		100	101
Capital One Bank	6.500%	6/13/2013		125	138
CIT Group, Inc.	3.650%	11/23/2007		900	888

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Countrywide Home Loan	5.500%	8/1/2006		$1,725	$1,751
Countrywide Home Loan	5.500%	2/1/2007		600	612
Countrywide Home Loan	3.250%	5/21/2008		100	97
General Electric Capital Corp.	2.800%	1/15/2007		1,700	1,671
General Electric Capital Corp.	5.375%	3/15/2007		920	941
General Electric Capital Corp.	3.390%	3/4/2008	(3)	500	500
General Electric Capital Corp.	3.287%	7/28/2008	(1)(3)	850	851
General Electric Capital Corp.	4.375%	11/21/2011		1,000	998
HSBC Finance Corp.	4.125%	11/16/2009		500	495
International Lease Finance Corp.	6.375%	3/15/2009		220	234
International Lease Finance Corp.	4.750%	7/1/2009		155	156
MBNA Corp.	6.250%	1/17/2007		400	414
Residential Capital Corp.	6.375%	6/30/2010	(2)	450	454
SLM Corp.	5.625%	4/10/2007		1,500	1,539
Insurance (4.4%)
AIG SunAmerica Global Financing IV	5.850%	2/1/2006	(2)	500	505
AIG SunAmerica Global Financing IX	5.100%	1/17/2007	(2)	1,000	1,013
ASIF Global Finance XXVI	2.500%	1/30/2007	(2)	575	560
ASIF Global Financing	3.527%	9/2/2005	(2)(3)	200	200
Hartford Financial Services Group, Inc.	2.375%	6/1/2006		510	503
Hartford Financial Services Group, Inc.	4.700%	9/1/2007		150	151
ING Security Life Institutional Funding	3.460%	1/27/2006	(2)(3)	1,500	1,502
ING Security Life Institutional Funding	4.250%	1/15/2010	(2)	200	199
Jackson National Life Insurance Co.	5.250%	3/15/2007	(2)	300	306
John Hancock Global Funding II	5.625%	6/27/2006	(2)	440	446
Lincoln National Corp.	5.250%	6/15/2007		225	229
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014		100	100
MassMutual Global Funding II	3.250%	6/15/2007	(2)	700	688
MetLife, Inc.	5.250%	12/1/2006		475	483
Monumental Global Funding	5.200%	1/30/2007	(2)	400	407
Monumental Global Funding II	3.462%	12/27/2006	(2)(3)	2,000	2,000
Monumental Global Funding II	3.450%	11/30/2007	(2)	200	197
Nationwide Life Global Funding	5.350%	2/15/2007	(2)	1,210	1,232
New York Life Global Funding	3.875%	1/15/2009	(2)	600	594
PRICOA Global Funding I	3.900%	12/15/2008	(2)	1,050	1,038
Principal Life Global	6.125%	3/1/2006	(2)	930	943
Principal Life Global	3.400%	11/13/2006	(2)(3)	640	641
Protective Life US Funding	5.875%	8/15/2006	(2)	1,400	1,429
Safeco Corp.	4.200%	2/1/2008		450	448
TIAA Global Markets	5.000%	3/1/2007	(2)	750	762
TIAA Global Markets	4.125%	11/15/2007	(2)	1,250	1,250
Travelers Property Casualty Corp.	3.750%	3/15/2008		370	364
Willis Group Holdings	5.125%	7/15/2010		200	201
Real Estate Investment Trusts (1.4%)
American Health Properties	7.500%	1/15/2007		500	523
Arden Realty LP	5.200%	9/1/2011		180	182
Developers Diversified Realty	5.250%	4/15/2011		170	173
EOP Operating LP	8.375%	3/15/2006		1,500	1,544
Health Care Property Investment, Inc.	6.450%	6/25/2012		300	324
Health Care REIT, Inc.	7.500%	8/15/2007		31	33
Health Care REIT, Inc.	8.000%	9/12/2012		250	287
HRPT Properties Trust	6.500%	1/15/2013		500	540
New Plan Excel Realty Trust	5.875%	6/15/2007		130	134
Rouse Co.	3.625%	3/15/2009		200	189
Simon Property Group Inc.	4.875%	3/18/2010		900	907
Simon Property Group Inc.	4.875%	8/15/2010		350	353
Westfield Capital Corp.	3.510%	11/2/2007	(2)(3)	750	750
Other (0.2%)
Berkshire Hathaway Finance Corp.	3.180%	1/11/2008	(3)	400	400
Berkshire Hathaway Finance Corp.	3.375%	10/15/2008		500	489

					128,230

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Industrial (26.0%)
Basic Industry (0.9%)
BHP Finance USA Ltd.	6.690%	3/1/2006		$575	$586
Celulosa Arauco Constitution SA	5.625%	4/20/2015	(2)	75	77
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010		300	301
Falconbridge Ltd.	7.350%	11/1/2006		100	104
International Paper Co.	7.625%	1/15/2007		250	261
International Paper Co.	4.250%	1/15/2009		300	296
International Paper Co.	6.750%	9/1/2011		450	490
Lubrizol Corp.	5.875%	12/1/2008		250	259
Lubrizol Corp.	4.625%	10/1/2009		600	599
Praxair, Inc.	4.750%	7/15/2007		130	132
Rio Tinto Finance USA Ltd.	5.750%	7/3/2006		850	865
Capital Goods (3.6%)
Avery Dennison Corp.	3.460%	8/10/2007	(3)	525	525
Boeing Capital Corp.	5.650%	5/15/2006		5	5
Boeing Capital Corp.	5.750%	2/15/2007		575	590
Carlisle Cos., Inc.	7.250%	1/15/2007		400	417
Caterpillar Financial Services Corp.	5.950%	5/1/2006		1,500	1,524
Caterpillar Financial Services Corp.	2.625%	1/30/2007		565	553
CSR America, Inc.	6.875%	7/21/2005		140	140
General Dynamics Corp.	2.125%	5/15/2006		1,730	1,705
John Deere Capital Corp.	3.484%	3/16/2006	(3)	500	500
John Deere Capital Corp.	3.558%	6/28/2006	(3)	500	500
John Deere Capital Corp.	5.125%	10/19/2006		200	203
John Deere Capital Corp.	3.900%	1/15/2008		1,075	1,069
John Deere Capital Corp.	4.625%	4/15/2009		700	708
Masco Corp.	3.620%	3/9/2007	(2)(3)	800	801
Masco Corp.	4.625%	8/15/2007		160	162
Northrop Grumman Corp.	7.000%	3/1/2006		875	892
Oakmont Asset Trust	4.514%	12/22/2008	(2)	410	410
PACTIV Corp.	7.200%	12/15/2005		125	127
Raytheon Co.	6.500%	7/15/2005		186	186
Raytheon Co.	6.750%	8/15/2007		91	95
Textron Financial Corp.	3.550%	8/28/2007	(3)	325	325
Textron Financial Corp.	4.125%	3/3/2008		300	299
Textron Financial Corp.	4.600%	5/3/2010		270	272
TRW, Inc.	8.750%	5/15/2006		400	415
Tyco International Group SA	6.375%	2/15/2006		350	355
Tyco International Group SA	5.800%	8/1/2006		920	935
Tyco International Group SA	6.375%	10/15/2011		235	258
United Technologies Corp.	4.875%	11/1/2006		540	546
WMX Technologies Inc.	7.000%	10/15/2006		300	310
Communication (4.9%)
America Movil SA de C.V.	4.125%	3/1/2009		375	368
AT&T Wireless Services, Inc.	7.350%	3/1/2006		750	766
AT&T Wireless Services, Inc.	7.500%	5/1/2007		475	502
British Sky Broadcasting Corp.	6.875%	2/23/2009		115	124
British Sky Broadcasting Corp.	8.200%	7/15/2009		345	390
British Telecommunications PLC	7.875%	12/15/2005	(3)	1,575	1,603
Cingular Wireless	5.625%	12/15/2006		150	153
Clear Channel Communications, Inc.	3.125%	2/1/2007		200	195
Clear Channel Communications, Inc.	4.625%	1/15/2008		795	788
Comcast Cable Communications, Inc.	6.375%	1/30/2006		325	329
Comcast Cable Communications, Inc.	8.375%	5/1/2007		300	322
Comcast Corp.	5.850%	1/15/2010		300	317
Cox Communications, Inc.	3.875%	10/1/2008		125	122
Cox Communications, Inc.	4.625%	1/15/2010		600	598
Deutsche Telekom International Finance	3.875%	7/22/2008		476	470
France Telecom	7.450%	3/1/2006	(3)	685	700
Gannett Co., Inc.	4.125%	6/15/2008		755	755
GTE Corp.	6.360%	4/15/2006		1,300	1,320
News America Inc.	6.625%	1/9/2008		630	666

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

NYNEX Corp.	9.550%	5/1/2010	(1)	$242	$266
Pacific Bell	6.875%	8/15/2006		260	268
R.R. Donnelley & Sons Co.	5.000%	11/15/2006		110	111
SBC Communications, Inc.	4.125%	9/15/2009		550	548
Sprint Capital Corp.	6.000%	1/15/2007		220	226
Sprint Capital Corp.	6.125%	11/15/2008		500	527
Sprint Capital Corp.	6.375%	5/1/2009		420	448
Telecom Italia Capital	4.000%	1/15/2010	(2)	600	584
Tele-Communications, Inc.	7.250%	8/1/2005		875	877
Telecorp PCS Inc.	10.625%	7/15/2010		250	264
Telefonos de Mexico SA	4.500%	11/19/2008		1,995	1,983
Telus Corp.	7.500%	6/1/2007		380	401
Univision Communications, Inc.	2.875%	10/15/2006		275	270
Univision Communications, Inc.	3.500%	10/15/2007		500	489
USA Interactive	7.000%	1/15/2013		450	480
USA Networks, Inc.	6.750%	11/15/2005		325	328
Verizon Wireless Capital	5.375%	12/15/2006		1,325	1,350
Vodafone AirTouch PLC	7.750%	2/15/2010		410	468
Consumer Cyclical (4.8%)
American Honda Finance	3.450%	1/27/2006	(2)(3)	600	601
Carnival Corp.	3.750%	11/15/2007		400	396
Cendant Corp.	6.250%	1/15/2008		475	496
Centex Corp.	4.550%	11/1/2010		130	129
CVS Corp.	4.000%	9/15/2009		225	223
CVS Corp.	6.117%	1/10/2013	(1)(2)	635	675
DaimlerChrysler North America Holding Corp.	3.610%	3/7/2007	(3)	500	498
DaimlerChrysler North America Holding Corp.	3.859%	9/10/2007	(1)(3)	600	599
DaimlerChrysler North America Holding Corp.	4.050%	6/4/2008		600	590
DaimlerChrysler North America Holding Corp.	7.200%	9/1/2009		250	272
DaimlerChrysler North America Holding Corp.	4.875%	6/15/2010		250	249
Ford Motor Credit Co.	6.500%	1/25/2007		566	573
Ford Motor Credit Co.	4.950%	1/15/2008		400	385
Ford Motor Credit Co.	6.625%	6/16/2008		450	446
Ford Motor Credit Co.	7.375%	10/28/2009		700	688
Ford Motor Credit Co.	5.700%	1/15/2010		200	186
General Motors Acceptance Corp.	6.125%	9/15/2006		366	367
General Motors Acceptance Corp.	6.125%	2/1/2007		80	79
General Motors Acceptance Corp.	4.375%	12/10/2007		450	425
Harley Davidson Inc.	3.625%	12/15/2008	(2)	250	243
Home Depot Inc.	5.375%	4/1/2006		300	303
International Speedway Corp.	4.200%	4/15/2009		580	571
Johnson Controls, Inc.	5.000%	11/15/2006		110	112
Liberty Media Corp.	4.910%	9/17/2006	(3)	1,250	1,257
May Department Stores Co.	5.950%	11/1/2008		460	482
Mohawk Industries Inc.	6.500%	4/15/2007		350	364
Nine West Group Inc.	8.375%	8/15/2005		778	782
Nissan Motor Acceptance Corp.	4.625%	3/8/2010	(2)	680	682
Pulte Homes, Inc.	7.300%	10/24/2005		175	177
Target Corp.	5.950%	5/15/2006		670	681
Target Corp.	7.500%	7/15/2006		500	517
Target Corp.	5.375%	6/15/2009		125	131
Time Warner, Inc.	6.125%	4/15/2006		235	239
Time Warner, Inc.	8.110%	8/15/2006		370	386
Time Warner, Inc.	6.150%	5/1/2007		500	517
Toyota Motor Credit Corp.	3.244%	9/9/2005	(3)	1,100	1,100
Viacom International Inc.	6.400%	1/30/2006		700	709
Viacom International Inc.	5.625%	5/1/2007		250	256
Wal-Mart Stores, Inc.	4.000%	1/15/2010		400	398
Wal-Mart Stores, Inc.	4.125%	7/1/2010		1,000	996
Yum! Brands, Inc.	8.500%	4/15/2006		120	124
Yum! Brands, Inc.	7.650%	5/15/2008		735	797
Yum! Brands, Inc.	8.875%	4/15/2011		200	241

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Consumer Noncyclical (6.3%)
Abbott Laboratories	6.400%	12/1/2006		$550	$569
Aetna, Inc.	7.375%	3/1/2006		300	307
Altria Group, Inc.	5.625%	11/4/2008		250	259
Amgen Inc.	4.000%	11/18/2009		750	744
Anthem, Inc.	4.875%	8/1/2005		880	881
Beckman Instruments, Inc.	7.450%	3/4/2008		345	370
Brown-Forman Corp.	2.125%	3/15/2006		1,225	1,210
Brown-Forman Corp.	3.000%	3/15/2008		800	777
Cadbury Schweppes US Finance	3.875%	10/1/2008	(2)	1,130	1,112
Campbell Soup Co.	5.500%	3/15/2007		680	695
Cargill Inc.	6.250%	5/1/2006	(2)	1,225	1,248
Clorox Co.	3.525%	12/14/2007	(3)	850	850
Conagra, Inc.	6.000%	9/15/2006		500	511
Corn Products International Inc.	8.250%	7/15/2007		300	323
Diageo Capital PLC	6.125%	8/15/2005		150	150
Diageo Capital PLC	3.235%	4/20/2007	(3)	700	701
Diageo Capital PLC	3.375%	3/20/2008		500	490
Diageo Finance BV	3.000%	12/15/2006		1,100	1,084
Fortune Brands Inc.	2.875%	12/1/2006		620	608
Fred Meyer, Inc.	7.450%	3/1/2008		120	129
General Mills, Inc.	5.125%	2/15/2007		1,525	1,549
Guidant Corp.	6.150%	2/15/2006		675	684
H.J. Heinz Co.	6.000%	3/15/2008		225	235
Hormel Foods Corp.	6.625%	6/1/2011		100	111
Hospira, Inc.	4.950%	6/15/2009		460	469
Humana Inc.	7.250%	8/1/2006		630	651
Kellogg Co.	4.875%	10/15/2005		215	216
Kellogg Co.	6.000%	4/1/2006		1,210	1,227
Kraft Foods, Inc.	4.625%	11/1/2006		600	604
Kraft Foods, Inc.	5.250%	6/1/2007		500	509
Kraft Foods, Inc.	4.125%	11/12/2009		500	496
Kroger Co.	7.625%	9/15/2006		73	76
Kroger Co.	7.650%	4/15/2007		205	216
Kroger Co.	6.375%	3/1/2008		155	162
Manor Care Inc.	8.000%	3/1/2008		50	54
MedPartners Inc.	7.375%	10/1/2006		860	889
Pepsi Bottling Holdings Inc.	5.625%	2/17/2009	(2)	300	315
Quest Diagnostic, Inc.	6.750%	7/12/2006		885	907
Safeway, Inc.	3.800%	8/15/2005		1,000	1,000
Sara Lee Corp.	1.950%	6/15/2006		600	588
Sara Lee Corp.	3.875%	6/15/2013		200	186
UnitedHealth Group, Inc.	3.375%	8/15/2007		225	221
UnitedHealth Group, Inc.	3.300%	1/30/2008		625	612
Wellpoint Health Networks Inc.	6.375%	6/15/2006		1,000	1,020
Energy (1.2%)
Amerada Hess Corp.	6.650%	8/15/2011		400	441
Burlington Resources, Inc.	5.600%	12/1/2006		985	1,005
Devon Energy Corp.	2.750%	8/1/2006		1,158	1,142
Diamond Offshore Drilling	5.150%	9/1/2014		235	240
PF Export Receivables Master Trust	3.748%	6/1/2013	(1)(2)	272	261
PF Export Receivables Master Trust	4.180%	12/1/2013	(1)(2)(3)	345	345
PF Export Receivables Master Trust	6.436%	6/1/2015	(1)(2)	460	467
Tosco Corp.	7.625%	5/15/2006		522	538
Tosco Corp.	7.250%	1/1/2007		335	350
Technology (1.1%)
Affiliated Computer Services	4.700%	6/1/2010		270	269
Computer Associates Inc.	4.750%	12/1/2009	(2)	150	149
Dell Inc.	6.550%	4/15/2008		300	318
First Data Corp.	3.375%	8/1/2008		125	122
First Data Corp.	4.500%	6/15/2010		525	529
Hewlett-Packard Co.	3.625%	3/15/2008		250	246
International Business Machines Corp.	3.800%	2/1/2008		2,600	2,583
Pitney Bowes, Inc.	5.000%	3/15/2015		305	315

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Transportation (2.0%)
American Airlines, Inc.	3.857%	7/9/2010	(1)	$268	$262
American Airlines, Inc. Pass-Through Certificates	4.072%	9/23/2007	(1)(3)	454	455
Burlington Northern Santa Fe Corp.	6.375%	12/15/2005		430	435
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007		360	382
CSX Corp.	7.450%	5/1/2007		145	153
ERAC USA Finance Co.	7.350%	6/15/2008	(2)	245	265
FedEx Corp.	6.875%	2/15/2006		325	331
FedEx Corp.	2.650%	4/1/2007		750	732
Hertz Corp.	6.350%	6/15/2010		1,000	954
JetBlue Airways Corp.	3.785%	12/15/2013	(1)(3)	534	534
JetBlue Airways Corp.	3.830%	3/15/2014	(3)	700	701
JetBlue Airways Corp.	3.718%	11/15/2016	(3)	440	440
Norfolk Southern Corp.	7.350%	5/15/2007		27	29
Norfolk Southern Corp.	5.257%	9/17/2014		135	141
Quantas Airways	5.125%	6/20/2013	(2)	600	609
Southwest Airlines Co.	5.250%	10/1/2014		350	352
Southwest Airlines Co.	5.125%	3/1/2017		250	245
Union Pacific Corp.	5.750%	10/15/2007		700	723
Union Pacific Corp.	7.250%	11/1/2008		250	272
Union Pacific Corp.	3.875%	2/15/2009		100	99
Other (1.2%)
Black & Decker Corp.	7.000%	2/1/2006		375	381
Briggs & Stratton Corp.	8.875%	3/15/2011		430	490
Cintas Corp.	5.125%	6/1/2007		600	612
Parker Retirement Savings Plan Trust	6.340%	7/15/2008	(1)(2)	134	138
Targeted Return Index Securities Trust 5-2002	5.940%	1/25/2007	(2)	1,122	1,142
Thermo Electron Corp.	5.000%	6/1/2015	(2)	150	151
Traded Custody Receipt	5.878%	3/1/2007	(2)	2,080	2,114

					107,592

Utilities (5.1%)
Electric (4.2%)
American Electric Power Co., Inc.	6.125%	5/15/2006		158	161
Appalachian Power Corp.	3.810%	6/29/2007	(3)	225	225
Detroit Edison Co.	5.050%	10/1/2005		500	502
Dominion Resources, Inc.	7.625%	7/15/2005		691	692
DTE Energy Co.	6.450%	6/1/2006		475	484
Entergy Gulf States	3.600%	6/1/2008		1,000	979
FirstEnergy Corp.	5.500%	11/15/2006		440	447
FPL Group Capital, Inc.	3.250%	4/11/2006		1,265	1,259
Georgia Power Co.	4.875%	7/15/2007		1,425	1,449
GWF Energy LLC	6.131%	12/30/2011	(1)(2)	362	370
HQI Transelec Chile SA	7.875%	4/15/2011		880	1,014
Indiana Michigan Power Co.	6.125%	12/15/2006		335	344
MidAmerican Energy Holdings Co.	7.230%	9/15/2005		400	403
National Rural Utilities Cooperative Finance Corp.	3.000%	2/15/2006		1,250	1,244
Niagara Mohawk Power Corp.	9.750%	11/1/2005		165	168
NiSource Finance Corp.	7.625%	11/15/2005		680	688
NiSource Finance Corp.	3.200%	11/1/2006		175	173
Northern States Power Co.	2.875%	8/1/2006		475	469
Oncor Electric Delivery Co.	6.375%	5/1/2012		300	329
Pacific Gas & Electric Co.	3.600%	3/1/2009		1,000	978
Pepco Holdings, Inc.	4.004%	6/1/2010	(3)	250	250
PPL Capital Funding, Inc	4.330%	3/1/2009		550	544
PPL Capital Funding, Inc.	8.375%	6/15/2007		675	726
PSI Energy Inc.	6.650%	6/15/2006		445	455
Public Service Co. of Colorado	4.375%	10/1/2008		330	332
Public Service Co. of New Mexico	4.400%	9/15/2008		150	150
Public Service Electric & Gas	4.000%	11/1/2008		300	298
Puget Sound Energy Inc.	3.363%	6/1/2008		390	380
Southern California Edison Co.	3.440%	1/13/2006	(3)	165	165
Southern California Edison Co.	7.625%	1/15/2010		50	56
SP PowerAssets Ltd.	3.800%	10/22/2008	(2)	500	492
Texas-New Mexico Power Co.	6.125%	6/1/2008		375	383

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Virginia Electric & Power Co.	5.750%	3/31/2006		$600	$607
Virginia Electric & Power Co.	4.500%	12/15/2010		312	312
Natural Gas (0.9%)
AGL Capital Corp.	7.125%	1/14/2011		100	111
CenterPoint Energy	6.500%	2/1/2008		490	513
CenterPoint Energy Resources	8.900%	12/15/2006		600	639
Energen Corp.	3.618%	11/15/2007	(1)(3)	800	800
Enterprise Products Operating LP	4.000%	10/15/2007		115	114
Panhandle Eastern Pipeline	2.750%	3/15/2007		180	176
Plains All American Pipeline LP	4.750%	8/15/2009		550	553
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009	(1)(2)	374	366
TGT Pipeline, LLC	5.500%	2/1/2017	(2)	100	102
Yosemite Security Trust	8.250%	11/15/2004	††	370	161

	21,063

TOTAL CORPORATE BONDS
(Cost $343,695)					342,482

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.5%)

U.S. Government Securities (3.4%)
U.S. Treasury Inflation-Indexed Note	1.625%	1/15/2015		650	660
U.S. Treasury Note	2.750%	8/15/2007		7,930	7,784
U.S. Treasury Note	3.125%	10/15/2008		1,700	1,671
U.S. Treasury Note	3.250%	1/15/2009		1,000	986
U.S. Treasury Note	3.375%	10/15/2009		2,255	2,224
U.S. Treasury Note	3.625%	1/15/2010		515	513
U.S. Treasury Note	4.000%	4/15/2010		350	354
U.S. Treasury Note	3.625%	6/15/2010		76	76

					14,268

Mortgage-Backed Securities (8.1%)
Federal Home Loan Mortgage Corp.*	3.500%	3/15/2010	(1)	512	510
Federal Home Loan Mortgage Corp.*	3.698%	8/1/2033	(1)	277	274
Federal Home Loan Mortgage Corp.*	3.864%	8/1/2033	(1)	432	428
Federal Home Loan Mortgage Corp.*	3.875%	7/1/2033	(1)	1,698	1,686
Federal Home Loan Mortgage Corp.*	3.923%	6/1/2033	(1)	1,585	1,573
Federal Home Loan Mortgage Corp.*	4.000%	10/15/2018	(1)	725	724
Federal Home Loan Mortgage Corp.*	4.052%	5/1/2033	(1)	290	289
Federal Home Loan Mortgage Corp.*	4.085%	6/1/2033	(1)	519	518
Federal Home Loan Mortgage Corp.*	4.113%	5/1/2033	(1)	557	556
Federal Home Loan Mortgage Corp.*	4.207%	2/1/2033	(1)	528	528
Federal Home Loan Mortgage Corp.*	4.283%	1/1/2033	(1)	431	432
Federal Home Loan Mortgage Corp.*	4.500%	5/15/2026	(1)	3,100	3,106
Federal Home Loan Mortgage Corp.*	4.611%	10/1/2032	(1)	431	434
Federal Home Loan Mortgage Corp.*	4.695%	9/1/2032	(1)	620	625
Federal Home Loan Mortgage Corp.*	4.778%	9/1/2032	(1)	263	265
Federal Home Loan Mortgage Corp.*	4.791%	8/1/2032	(1)	260	262
Federal Home Loan Mortgage Corp.*	4.869%	9/1/2032	(1)	531	536
Federal Home Loan Mortgage Corp.*	5.000%	5/15/2018	(1)	400	403
Federal Home Loan Mortgage Corp.*	5.000%	5/15/2018	(1)	500	506
Federal Home Loan Mortgage Corp.*	5.000%	9/15/2018	(1)	447	450
Federal Home Loan Mortgage Corp.*	6.000%	4/1/2017	(1)	417	431
Federal National Mortgage Assn.*	3.000%	8/25/2032	(1)	194	191
Federal National Mortgage Assn.*	3.419%	8/1/2033	(1)	459	451
Federal National Mortgage Assn.*	3.493%	8/1/2033	(1)	456	450
Federal National Mortgage Assn.*	3.500%	1/25/2009	(1)	497	495
Federal National Mortgage Assn.*	3.500%	9/25/2009	(1)	443	441
Federal National Mortgage Assn.*	3.596%	8/1/2033	(1)	384	379
Federal National Mortgage Assn.*	3.713%	8/1/2033	(1)	764	757
Federal National Mortgage Assn.*	3.715%	7/1/2033	(1)	572	568
Federal National Mortgage Assn.*	3.717%	6/1/2033	(1)	819	813
Federal National Mortgage Assn.*	3.723%	8/1/2033	(1)	174	173
Federal National Mortgage Assn.*	3.731%	9/1/2033	(1)	854	846
Federal National Mortgage Assn.*	3.769%	10/1/2033	(1)	459	455
Federal National Mortgage Assn.*	3.798%	8/1/2033	(1)	840	834
Federal National Mortgage Assn.*	3.805%	9/1/2033	(1)	1,673	1,660

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Federal National Mortgage Assn.*	3.830%	7/1/2033	(1)	$820	$815
Federal National Mortgage Assn.*	3.929%	4/1/2033	(1)	1,334	1,329
Federal National Mortgage Assn.*	3.967%	5/1/2033	(1)	1,042	1,039
Federal National Mortgage Assn.*	4.002%	5/1/2033	(1)	246	246
Federal National Mortgage Assn.*	4.055%	5/1/2033	(1)	731	731
Federal National Mortgage Assn.*	4.061%	4/1/2033	(1)	315	314
Federal National Mortgage Assn.*	4.136%	5/1/2033	(1)	1,572	1,573
Federal National Mortgage Assn.*	4.201%	7/1/2033	(1)	1,987	1,992
Federal National Mortgage Assn.*	4.516%	12/1/2032	(1)	321	323
Federal National Mortgage Assn.*	4.847%	9/1/2032	(1)	237	240
Federal National Mortgage Assn.*	4.913%	9/1/2032	(1)	140	141
Federal National Mortgage Assn.*	5.240%	7/1/2032	(1)	144	147
Federal National Mortgage Assn.*	6.000%	12/1/2016	(1)	480	496
Federal National Mortgage Assn.*	6.500%	9/1/2016	(1)	393	409
Federal National Mortgage Assn.*	6.500%	9/1/2016	(1)	182	190
Federal National Mortgage Assn.*	7.000%	4/1/2013	(1)	309	320

					33,354

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $48,265)					47,622

SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.5%)
Corporacion Andina de Fomenta	3.520%	1/26/2007	(3)	300	300
Export-Import Bank of Korea	4.125%	2/10/2009	(2)	450	446
Pemex Finance Ltd.	8.020%	5/15/2007	(1)	93	97
Pemex Finance Ltd.	6.550%	2/15/2008	(1)	712	736
Pemex Project Funding Master Trust	5.750%	12/15/2015	(2)	350	347
Republic of Korea	4.875%	9/22/2014		325	328
TOTAL SOVEREIGN BONDS
(Cost $2,270)					2,254

TAXABLE MUNICIPAL BOND (0.1%)

Texas Municipal Gas Corp.
(Cost $370)	2.600%	7/1/2007	(2)	370	365

PREFERRED STOCKS (0.1%)

				Shares
Goldman Sachs Group, Inc.	3.910%			13,200	328
Public Storage, Inc. REIT	6.600%			7,050	177

TOTAL PREFERRED STOCKS
(Cost $506)					505

TEMPORARY CASH INVESTMENT (5.1%)

Vanguard Market Liquidity Fund, 3.139%†
(Cost $21,150)				21,150,273	21,150

TOTAL INVESTMENTS (100.0%)
(Cost $416,256)					414,378

OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets—Note B					4,462
Liabilities					(4,483)

					(21)

NET ASSETS (100%)

Applicable to 39,835,899 outstanding $.001 par value shares of beneficial interest (unlimited authorization)					$414,357

NET ASSET VALUE PER SHARE					$10.40

^	See Note A in Notes to Financial Statements.
*	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
**	Securities with a value of $1,011,000 have been segregated as initial margin for open futures contracts.
†	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
††	Non-income-producing security—security in default.
(1)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate value of these securities was $48,204,000, representing 11.6% of net assets.
(3)	Adjustable-rate note.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Short-Term Investment-Grade Portfolio	Amount (000)	Per Share

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$410,873	$10.32
Undistributed Net Investment Income	6,403.16
Accumulated Net Realized Losses	(860)	(.02)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,878)	(.05)
Futures Contracts	68	—
Swap Contracts	(249)	(.01)

NET ASSETS	$414,357	$10.40

See Note C in Notes to Financial Statements for the tax-basis components of net assets

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

STATEMENT OF OPERATIONS

Short-Term Investment-Grade Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Interest	$7,044
Dividends	6

Total Income	7,050

Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative	229
Marketing and Distribution	33
Custodian Fees	5
Shareholders' Reports	5

Total Expenses	295

NET INVESTMENT INCOME	6,755

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(139)
Futures Contracts	69
Swap Contracts	(53)

REALIZED NET GAIN (LOSS)	(123)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(1,647)
Futures Contracts	14
Swap Contracts	(11)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(1,644)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,988

STATEMENT OF CHANGES IN NET ASSETS

	Short-Term Investment-Grade Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$6,755	$13,054
Realized Net Gain (Loss)	(123)	89
Change in Unrealized Appreciation
(Depreciation)	(1,644)	(5,384)

Net Increase (Decrease) in Net Assets
Resulting from Operations	4,988	7,759

Distributions
Net Investment Income	(12,864)	(13,101)
Realized Capital Gain	—	—

Total Distributions	(12,864)	(13,101)

Capital Share Transactions1
Issued	44,860	133,379
Issued in Lieu of Cash Distributions	12,864	13,101
Redeemed	(29,673)	(136,594)

Net Increase (Decrease) from
Capital Share Transactions	28,051	9,886

Total Increase (Decrease)	20,175	4,544

Net Assets
Beginning of Period	394,182	389,638

End of Period	$414,357	$394,182

1Shares Issued (Redeemed)
Issued	4,289	12,575
Issued in Lieu of Cash Distributions	1,255	1,241
Redeemed	(2,837)	(12,963)

Net Increase (Decrease) in
Shares Outstanding	2,707	853

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

FINANCIAL HIGHLIGHTS
Short-Term Investment-Grade Portfolio

Six Months Ended June 30,		Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$10.62	$10.74	$10.71	$10.40	$10.40	$9.72	$9.75

Investment Operations
Net Investment Income	.16	.33	.31	.32	.115	.581	.646
Net Realized and Unrealized Gain (Loss) on Investments	(.04)	(.11)	.06	.31	(.115)	.430	(.030)

Total from Investment Operations	.12	.22	.37	.63	—	1.011	.616

Distributions
Dividends from Net Investment Income	(.34)	(.34)	(.34)	(.32)	—	(.331)	(.646)
Distributions from Realized Capital Gains	—	—	—	—	—	—	—

Total Distributions	(.34)	(.34)	(.34)	(.32)	—	(.331)	(.646)

Net Asset Value, End of Period	$10.40	$10.62	$10.74	$10.71	$10.40	$10.40	$9.72

Total Return	1.18%	2.07%	3.55%	6.25%	0.00%	10.65%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$414	$394	$390	$298	$142	$128	$63
Ratio of Total Expenses to Average Net Assets	0.15%**	0.15%	0.20%	0.23%	0.21%**	0.21%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.39%**	3.16%	3.49%	4.65%	5.50%**	6.33%	6.74%
Portfolio Turnover Rate†	32%**	49%	59%	78%	17%	70%	117%

*	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**	Annualized.
†	The portfolio turnover rates excluding paydowns on mortgage-backed securities were 24%, 33%, 51%, 72%, 15%, 46%, and 44%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Swaps: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contacts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $28,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2004, the portfolio had available realized losses of $587,000 to offset future net capital gains of $324,000 through December 31, 2010, and $263,000 through December 31, 2012. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2005, net unrealized depreciation of investment securities for tax purposes was $2,001,000, consisting of unrealized gains of $4,356,000 on securities that had risen in value since their purchase and $6,357,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

2-Year Treasury Note	(68)	$14,123	$(17)
5-Year Treasury Note	139	15,136	56
10-Year Treasury Note	49	5,560	29

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2005, the portfolio had the following open swap contracts:

Credit Default Swaps

Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Premium Received	Unrealized Appreciation (Depreciation) (000)

Coca-Cola Co.	12/29/2006	DBS	$1,275	0.18%	$1
Coca-Cola Co.	1/2/2007	DBS	1,125	0.18%	1
Fifth Third Bank	4/2/2007	DBS	883	0.45%	1
UPS	3/20/2008	WB	2,040	0.07%	—

					$3

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

Interest Rate Swaps

Termination Date	Dealer*	Notional Amount (000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)		Unrealized Appreciation (Depreciation) (000)

9/9/2005	LEH	$1,100	2.091%	(3.18%)	**	$(3)
12/13/2005	ABN	1,100	1.948%	(3.39%)	†	(8)
12/15/2005	LEH	650	2.935%	(3.41%)	†	(2)
1/27/2006	LEH	1,500	2.551%	(3.18%)	†	(10)
2/15/2006	LEH	2,050	2.578%	(3.27%)	†	(15)
4/10/2006	BA	2,000	2.419%	(3.13%)	†	(21)
5/11/2006	DBS	3,350	2.961%	(3.25%)	†	(25)
6/1/2006	ABN	1,360	3.000%	(3.33%)	†	(10)
7/23/2006	DBS	535	3.055%	(3.16%)	†	(5)
9/15/2006	LEH	675	2.680%	(3.41%)	†	(10)
9/15/2006	LEH	675	2.571%	(3.41%)	†	(10)
9/18/2006	LEH	1,250	2.578%	(3.41%)	†	(19)
12/10/2006	LEH	650	3.152%	(3.38%)	†	(7)
1/26/2007	DBS	300	2.607%	(3.17%)	†	(6)
2/1/2007	DBS	600	(3.960%)	3.21%	†	—
3/9/2007	JPM	800	3.108%	(3.37%)	†	(11)
3/12/2007	DBS	350	2.698%	(3.38%)	†	(7)
4/2/2007	DBS	883	3.085%	(3.12%)	†	(13)
4/5/2007	LEH	1,000	2.708%	(3.12%)	†	(21)
5/25/2007	ABN	1,240	3.193%	(3.29%)	†	(17)
6/14/2007	DBS	900	3.220%	(3.40%)	†	(12)
11/1/2007	ABN	760	3.163%	(3.21%)	†	(14)
1/15/2008	LEH	1,300	3.345%	(3.14%)	†	(20)
6/2/2009	DBS	1,350	3.765%	(3.34%)	†	(15)

						$(281)

Total Return Swaps

Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Floating Interest Rate Paid**	Unrealized Appreciation (Depreciation) (000)

Lehman AAA
Commercial
Mortgage-Backed
Securities Index	7/1/2005	BA	$1,100	2.92%	$29

*	ABN-ABN AMRO.
BA-Bank of America.
DBS-Deutsche Bank Securities.
JPM-J.P. Morgan Securities.
LEH-Lehman Brothers Special Financing Inc.
WB-Wachovia Bank.
**	Based on one-month London InterBank Offered Rate (LIBOR).
†	Based on three-month London InterBank Offered Rate (LIBOR).

D. During the six months ended June 30, 2005, the portfolio purchased $50,291,000 of investment securities and sold $57,117,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,686,000 and $3,752,000, respectively.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	SHORT-TERM INVESTMENT-GRADE PORTFOLIO
As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Short-Term Investment-Grade Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,011.77	$0.75

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.05	$0.75

*	The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher.

The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of the Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders. The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the portfolio has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Short-Term Investment-Grade Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in the peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the Short-Term Investment-Grade Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

VANGUARD® TOTAL BOND MARKET INDEX PORTFOLIO

The Total Bond Market Index Portfolio posted a 2.5% return in the first half of its 2005 fiscal year. The portfolio met its objective of closely tracking the performance of its target index. It also surpassed the average return of its mutual fund peers.

The table below shows six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns	Six Months Ended June 30, 2005

Total Bond Market Index Portfolio	2.5%
Lehman Aggregate Bond Index	2.5
Average Intermediate Investment
Grade Debt Fund*	2.0

*Derived from data provided by Lipper Inc.

As of June 30, the portfolio’s annualized yield stood at 4.36%, which was 0.20 percentage point higher than at the start of the period.

THE PORTFOLIO MET ITS OBJECTIVE IN AN UNUSUAL BOND MARKET

As the Federal Reserve Board hiked short-term interest rates during the period, the bond market digested numerous economic reports that caused yields to respond differently at the short and long ends of the maturity spectrum. While the good news on the economic front lifted yields at the short end of the spectrum, yields at the longer end were virtually unchanged or slightly lower.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

Total Bond Market Index Portfolio	0.16%
Average Intermediate Investment
Grade Debt Fund	1.01

*	Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

While the portfolio’s income return for the period was 4.0%, its capital return subtracted 1.5 percentage points. In its mission as an index fund, the portfolio succeeded very well: It equaled the performance of the Lehman Aggregate Bond Index, even though the index—unlike a mutual fund—has no operating costs. This accomplishment is a testament to the skill of the portfolio management team in the Vanguard Fixed Income Group. The team has developed proprietary tools to improve trading efficiency and portfolio-construction methods, both of which ultimately lead to closer tracking of the index.

MAKING THE CASE FOR BONDS IN YOUR PORTFOLIO

The past six months have been a strange time for bond investors, with short-term rates rising and long-term rates moving in the opposite direction. In any market environment, however, bonds can be an important component of a long-term portfolio, providing both risk control and diversification benefits. The lower volatility of bonds’ principal and their interest income can moderate the effects of the stock market’s unpredictable vacillations.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

PORTFOLIO PROFILE	TOTAL BOND MARKET INDEX PORTFOLIO
As of June 30, 2005

Financial Attributes
	Portfolio	Target Index*

Number of Issues	1,374	6,124
Yield	4.4%	—
Yield to Maturity	4.5%**	4.5%
Average Coupon	5.6%	5.2%
Average Effective Maturity	6.8 years	6.8 years
Average Quality†	Aa1	Aa1
Average Duration	4.2 years	4.2 years
Expense Ratio	0.16%††	—
Short-Term Reserves	0%	—

Volatility Measures
Target
Portfolio		Index*

R-Squared	0.99	1.00
Beta	1.00	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year		1%
1-5 Years		50
5-10 Years		35
10-20 Years		7
20-30 Years		7

Total		100%

Sector Diversification‡ (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed		4%
Finance		9
Foreign		4
Government Mortgage-Backed		35
Industrial		10
Treasury/Agency		36
Utilities		2

Total		100%

Distribution by Credit Quality† (% of portfolio)
Aaa		78%
Aa		5
A		9
Baa		8

Total		100%

Investment Focus

*	Lehman Aggregate Bond Index.
**	Before expenses.
†	Source: Moody's Investors Service.
††	Annualized.
‡	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

PERFORMANCE SUMMARY	TOTAL BOND MARKET INDEX PORTFOLIO
As of June 30, 2005

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 31, 1994–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

Total Bond Market Index Portfolio	4/29/1991	6.77%	6.90%	0.84%	5.68%	6.52%

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited)	As of June 30, 2005
STATEMENT OF NET ASSETS

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (69.6%)

U.S. Government Securities (25.1%)
U.S. Treasury Bond	2.375%	8/31/2006	$175	$173
U.S. Treasury Bond	10.375%	11/15/2012	725	836
U.S. Treasury Bond	12.000%	8/15/2013	1,200	1,495
U.S. Treasury Bond	13.250%	5/15/2014	170	228
U.S. Treasury Bond	12.500%	8/15/2014	275	367
U.S. Treasury Bond	9.875%	11/15/2015	225	337
U.S. Treasury Bond	9.250%	2/15/2016	1,025	1,486
U.S. Treasury Bond	8.750%	5/15/2017	3,000	4,310
U.S. Treasury Bond	8.875%	8/15/2017	5,500	7,999
U.S. Treasury Bond	9.125%	5/15/2018	50	75
U.S. Treasury Bond	8.875%	2/15/2019	4,025	5,987
U.S. Treasury Bond	8.125%	8/15/2019	3,345	4,744
U.S. Treasury Bond	8.500%	2/15/2020	525	770
U.S. Treasury Bond	8.750%	8/15/2020	350	527
U.S. Treasury Bond	8.125%	8/15/2021	550	799
U.S. Treasury Bond	8.000%	11/15/2021	1,795	2,588
U.S. Treasury Bond	7.250%	8/15/2022	2,085	2,840
U.S. Treasury Bond	7.625%	11/15/2022	1,590	2,244
U.S. Treasury Bond	7.125%	2/15/2023	1,620	2,191
U.S. Treasury Bond	6.250%	8/15/2023	175	218
U.S. Treasury Bond	6.000%	2/15/2026	1,900	2,344
U.S. Treasury Bond	6.750%	8/15/2026	3,220	4,317
U.S. Treasury Bond	6.625%	2/15/2027	2,515	3,338
U.S. Treasury Bond	6.375%	8/15/2027	660	856
U.S. Treasury Bond	5.500%	8/15/2028	1,775	2,093
U.S. Treasury Bond	5.250%	11/15/2028	1,060	1,212
U.S. Treasury Bond	6.125%	8/15/2029	850	1,087
U.S. Treasury Bond	6.250%	5/15/2030	150	196
U.S. Treasury Note	2.750%	6/30/2006	450	447
U.S. Treasury Note	7.000%	7/15/2006	10,850	11,228
U.S. Treasury Note	2.375%	8/15/2006	600	592
U.S. Treasury Note	2.500%	9/30/2006	3,200	3,157
U.S. Treasury Note	6.500%	10/15/2006	3,190	3,306
U.S. Treasury Note	2.875%	11/30/2006	1,100	1,089
U.S. Treasury Note	3.000%	12/31/2006	8,125	8,051
U.S. Treasury Note	3.125%	1/31/2007	5,850	5,804
U.S. Treasury Note	3.750%	3/31/2007	725	726
U.S. Treasury Note	3.125%	5/15/2007	9,075	8,990
U.S. Treasury Note	2.750%	8/15/2007	2,225	2,184
U.S. Treasury Note	3.250%	8/15/2007	1,075	1,066
U.S. Treasury Note	6.125%	8/15/2007	6,025	6,329
U.S. Treasury Note	3.000%	2/15/2008	2,500	2,460
U.S. Treasury Note	5.625%	5/15/2008	2,600	2,738
U.S. Treasury Note	3.250%	8/15/2008	2,250	2,222
U.S. Treasury Note	3.125%	9/15/2008	3,375	3,318
U.S. Treasury Note	3.125%	10/15/2008	550	541
U.S. Treasury Note	3.375%	11/15/2008	3,600	3,564
U.S. Treasury Note	3.375%	12/15/2008	2,400	2,376
U.S. Treasury Note	3.250%	1/15/2009	3,225	3,180
U.S. Treasury Note	2.625%	3/15/2009	300	289
U.S. Treasury Note	3.875%	5/15/2009	900	905
U.S. Treasury Note	4.000%	6/15/2009	2,150	2,173
U.S. Treasury Note	3.625%	7/15/2009	1,125	1,121
U.S. Treasury Note	6.000%	8/15/2009	4,275	4,644
U.S. Treasury Note	3.375%	9/15/2009	3,475	3,427
U.S. Treasury Note	3.375%	10/15/2009	6,900	6,804
U.S. Treasury Note	3.500%	12/15/2009	1,000	991
U.S. Treasury Note	6.500%	2/15/2010	1,025	1,144
U.S. Treasury Note	5.750%	8/15/2010	100	109

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. Treasury Note	5.000%	2/15/2011	$50	$53
U.S. Treasury Note	5.000%	8/15/2011	270	288
U.S. Treasury Note	4.875%	2/15/2012	1,750	1,860
U.S. Treasury Note	3.875%	2/15/2013	350	351
U.S. Treasury Note	4.250%	8/15/2013	9,800	10,056
U.S. Treasury Note	4.250%	11/15/2013	7,125	7,306
U.S. Treasury Note	4.750%	5/15/2014	275	292

				170,838

Agency Bonds and Notes (10.1%)
Federal Farm Credit Bank*	3.250%	6/15/2007	925	915
Federal Farm Credit Bank*	3.000%	12/17/2007	275	269
Federal Farm Credit Bank*	3.375%	7/15/2008	200	197
Federal Farm Credit Bank*	3.750%	1/15/2009	225	223
Federal Farm Credit Bank*	4.125%	4/15/2009	175	176
Federal Home Loan Bank*	2.875%	8/15/2006	3,500	3,465
Federal Home Loan Bank*	3.375%	2/23/2007	750	745
Federal Home Loan Bank*	6.500%	8/15/2007	1,450	1,527
Federal Home Loan Bank*	3.625%	1/15/2008	1,500	1,492
Federal Home Loan Bank*	3.375%	2/15/2008	1,000	988
Federal Home Loan Bank*	5.865%	9/2/2008	1,100	1,163
Federal Home Loan Bank*	7.625%	5/14/2010	1,850	2,141
Federal Home Loan Bank*	5.750%	5/15/2012	2,200	2,414
Federal Home Loan Bank*	4.500%	11/15/2012	1,250	1,279
Federal Home Loan Bank*	5.250%	6/18/2014	200	215
Federal Home Loan Mortgage Corp.*	5.500%	7/15/2006	2,750	2,798
Federal Home Loan Mortgage Corp.*	2.875%	12/15/2006	750	740
Federal Home Loan Mortgage Corp.*	2.375%	2/15/2007	1,500	1,466
Federal Home Loan Mortgage Corp.*	4.875%	3/15/2007	2,800	2,848
Federal Home Loan Mortgage Corp.*	5.750%	4/15/2008	2,750	2,886
Federal Home Loan Mortgage Corp.*	5.750%	3/15/2009	1,000	1,061
Federal Home Loan Mortgage Corp.*	6.625%	9/15/2009	1,750	1,929
Federal Home Loan Mortgage Corp.*	5.875%	3/21/2011	250	269
Federal Home Loan Mortgage Corp.*	5.125%	7/15/2012	1,100	1,168
Federal Home Loan Mortgage Corp.*	4.500%	1/15/2013	1,150	1,176
Federal Home Loan Mortgage Corp.*	4.000%	6/12/2013	325	312
Federal Home Loan Mortgage Corp.*	4.500%	7/15/2013	500	511
Federal Home Loan Mortgage Corp.*	5.000%	7/15/2014	1,500	1,585
Federal Home Loan Mortgage Corp.*	6.750%	9/15/2029	400	523
Federal Home Loan Mortgage Corp.*	6.750%	3/15/2031	775	1,024
Federal Home Loan Mortgage Corp.*	6.250%	7/15/2032	425	533
Federal National Mortgage Assn.*	3.125%	7/15/2006	1,500	1,490
Federal National Mortgage Assn.*	5.000%	1/15/2007	1,000	1,018
Federal National Mortgage Assn.*	7.125%	3/15/2007	1,250	1,318
Federal National Mortgage Assn.*	5.250%	4/15/2007	1,500	1,536
Federal National Mortgage Assn.*	6.625%	10/15/2007	3,750	3,973
Federal National Mortgage Assn.*	6.000%	5/15/2008	2,825	2,986
Federal National Mortgage Assn.*	6.625%	9/15/2009	5,060	5,577
Federal National Mortgage Assn.*	7.250%	1/15/2010	3,010	3,412
Federal National Mortgage Assn.*	6.250%	2/1/2011	400	437
Federal National Mortgage Assn.*	5.500%	3/15/2011	1,000	1,074
Federal National Mortgage Assn.*	6.125%	3/15/2012	1,450	1,620
Federal National Mortgage Assn.*	4.625%	5/1/2013	475	480
Federal National Mortgage Assn.*	4.625%	10/15/2013	450	463
Federal National Mortgage Assn.*	5.000%	4/15/2015	250	264
Federal National Mortgage Assn.*	7.125%	1/15/2030	1,425	1,947
Federal National Mortgage Assn.*	6.625%	11/15/2030	350	454
Private Export Funding Corp. (U.S. Government Guaranteed)	7.200%	1/15/2010	400	452
State of Israel (U.S. Government Guaranteed)	5.500%	9/18/2023	150	169
State of Israel (U.S. Government Guaranteed)	5.500%	12/4/2023	50	56
State of Israel (U.S. Government Guaranteed)	5.500%	4/26/2024	75	84
Tennessee Valley Auth.*	7.125%	5/1/2030	1,000	1,369
Tennessee Valley Auth.*	4.650%	6/15/2035	175	175

				68,392

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Mortgage-Backed Securities (34.4%)
Federal Home Loan Mortgage Corp.*	4.000%	8/1/2008–1/1/2020	(1)	$4,807	$4,726
Federal Home Loan Mortgage Corp.*	4.500%	3/1/2009–4/1/2035	(1)	13,441	13,387
Federal Home Loan Mortgage Corp.*	5.000%	3/1/2008–6/1/2035	(1)	27,851	28,000
Federal Home Loan Mortgage Corp.*	5.500%	1/1/2007–5/1/2035	(1)	27,289	27,734
Federal Home Loan Mortgage Corp.*	6.000%	7/1/2008–3/1/2035	(1)	9,608	9,873
Federal Home Loan Mortgage Corp.*	6.500%	2/1/2008–3/1/2035	(1)	4,650	4,816
Federal Home Loan Mortgage Corp.*	7.000%	9/1/2007–11/1/2033	(1)	2,176	2,293
Federal Home Loan Mortgage Corp.*	7.500%	1/1/2007–12/1/2030	(1)	620	661
Federal Home Loan Mortgage Corp.*	8.000%	10/1/2009–7/1/2030	(1)	467	503
Federal Home Loan Mortgage Corp.*	8.500%	5/1/2006–11/1/2030	(1)	135	145
Federal Home Loan Mortgage Corp.*	9.000%	5/1/2027–5/1/2030	(1)	20	22
Federal Home Loan Mortgage Corp.*	9.500%	1/1/2025–2/1/2025	(1)	9	9
Federal Home Loan Mortgage Corp.*	10.000%	3/1/2017–11/1/2019	(1)	7	8
Federal National Mortgage Assn.*	4.000%	12/1/2010–6/1/2019	(1)	2,482	2,441
Federal National Mortgage Assn.*	4.500%	9/1/2011–3/1/2035	(1)	13,457	13,358
Federal National Mortgage Assn.*	5.000%	9/1/2009–5/1/2035	(1)	33,309	33,469
Federal National Mortgage Assn.*	5.500%	3/1/2017–3/1/2035	(1)	36,509	37,070
Federal National Mortgage Assn.*	6.000%	11/1/2008–1/1/2035	(1)	16,610	17,064
Federal National Mortgage Assn.*	6.500%	8/1/2008–3/1/2034	(1)	7,503	7,779
Federal National Mortgage Assn.*	7.000%	10/1/2007–11/1/2033	(1)	2,249	2,373
Federal National Mortgage Assn.*	7.500%	1/1/2007–7/1/2032	(1)	757	812
Federal National Mortgage Assn.*	8.000%	2/1/2008–11/1/2030	(1)	219	235
Federal National Mortgage Assn.*	8.500%	11/1/2006–4/1/2031	(1)	95	104
Federal National Mortgage Assn.*	9.000%	6/1/2022–12/1/2024	(1)	17	20
Federal National Mortgage Assn.*	9.500%	12/1/2018–2/1/2025	(1)	16	18
Federal National Mortgage Assn.*	10.000%	8/1/2020–8/1/2021	(1)	9	9
Federal National Mortgage Assn.*	10.500%	8/1/2020	(1)	3	3
Government National Mortgage Assn.	4.500%	8/15/2018–9/15/2033	(1)	835	835
Government National Mortgage Assn.	5.000%	3/15/2018–6/15/2035	(1)	5,250	5,311
Government National Mortgage Assn.	5.500%	6/15/2018–2/15/2035	(1)	9,063	9,263
Government National Mortgage Assn.	6.000%	3/15/2009–8/15/2034	(1)	5,526	5,705
Government National Mortgage Assn.	6.500%	10/15/2008–6/15/2034	(1)	3,297	3,453
Government National Mortgage Assn.	7.000%	10/15/2008–1/15/2032	(1)	1,133	1,197
Government National Mortgage Assn.	7.500%	5/15/2008–1/15/2031	(1)	553	592
Government National Mortgage Assn.	8.000%	3/15/2008–12/15/2030	(1)	326	359
Government National Mortgage Assn.	8.500%	7/15/2009–7/15/2030	(1)	122	134
Government National Mortgage Assn.	9.000%	4/15/2016–7/15/2030	(1)	127	139
Government National Mortgage Assn.	9.500%	4/15/2017–12/15/2021	(1)	28	29
Government National Mortgage Assn.	10.000%	5/15/2020–1/15/2025	(1)	7	7
Government National Mortgage Assn.	10.500%	5/15/2019	(1)	13	15
Government National Mortgage Assn.	11.000%	10/15/2015	(1)	6	7
Government National Mortgage Assn.	11.500%	2/15/2013	(1)	4	4

					233,982

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $463,369)					473,212

CORPORATE BONDS (25.2%)

Asset-Backed/Commercial Mortgage-Backed Securities (4.8%)
Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/2033	(1)	2,100	2,222
Citicorp Lease Pass-Through Trust	8.040%	12/15/2019	(1)(2)	500	642
Commercial Mortgage Lease–Backed Certificate	6.746%	6/20/2031	(1)(2)	1,168	1,287
Countrywide Home Loans	4.092%	5/25/2033	(1)	552	552
Credit Suisse First Boston Mortgage Securities Corp.	6.380%	12/16/2035	(1)	3,500	3,781
First Union National Bank Commercial Mortgage Trust	6.223%	12/12/2033	(1)	2,100	2,298
Fleet Credit Card Master Trust II	2.750%	4/15/2008	(1)	2,000	1,996
GMAC Commercial Mortgage Securities, Inc.	4.864%	12/10/2041	(1)	1,500	1,528
J.P. Morgan Chase Commercial Mortgage Securities	4.200%	7/12/2035	(1)	1,644	1,633
LB-UBS Commercial Mortgage Trust	4.786%	10/15/2029	(1)	1,500	1,515
M&I Auto Loan Trust	3.040%	10/20/2008	(1)	900	894
MBNA Credit Card Master Note Trust	4.950%	6/15/2009	(1)	1,200	1,219
MBNA Master Credit Card Trust	7.000%	2/15/2012	(1)	400	447
Morgan Stanley Capital I	4.970%	4/14/2040	(1)	1,217	1,250
Morgan Stanley Dean Witter Capital I	5.980%	1/15/2039	(1)	2,500	2,722
Nissan Auto Lease Trust	2.900%	8/15/2007	(1)	1,100	1,099

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

PG&E Energy Recovery Funding LLC	4.140%	9/25/2012	(1)	$200	$200
PNC Mortgage Acceptance Corp.	7.300%	10/12/2033	(1)	2,000	2,230
PSEG Transition Funding LLC	6.890%	12/15/2017	(1)	500	592
Salomon Brothers Mortgage Securities VII	4.126%	9/25/2033	(1)	1,105	1,107
USAA Auto Owner Trust	2.930%	7/16/2007	(1)	390	388
Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/2034	(1)	2,000	1,983
World Omni Auto Receivables Trust	3.540%	6/12/2009	(1)	700	696

					32,281

Finance (8.3%)
Banking (3.8%)
Abbey National PLC	7.950%	10/26/2029	150	209
ABN AMRO Bank NV	7.125%	6/18/2007	350	370
Amsouth Bancorp.	5.200%	4/1/2015	150	157
Bank of America Corp.	3.375%	2/17/2009	250	244
Bank of America Corp.	4.250%	10/1/2010	150	151
Bank of America Corp.	4.375%	12/1/2010	100	101
Bank of America Corp.	7.400%	1/15/2011	750	860
Bank of America Corp.	6.250%	4/15/2012	350	388
Bank of America Corp.	5.625%	3/8/2035	75	79
Bank of New York Co., Inc.	3.750%	2/15/2008	250	248
Bank of New York Co., Inc.	4.950%	3/15/2015	200	206
Bank One Corp.	2.625%	6/30/2008	50	48
Bank One Corp.	6.000%	2/17/2009	1,000	1,057
Bank One Corp.	7.875%	8/1/2010	50	58
Bank One Corp.	5.250%	1/30/2013	50	52
Bank One NA (IL)	3.700%	1/15/2008	400	397
BankAmerica Corp.	5.875%	2/15/2009	300	316
Barclays Bank PLC	6.278%	12/29/2049	80	82
BB&T Corp.	6.500%	8/1/2011	125	139
BB&T Corp.	5.200%	12/23/2015	125	131
BSCH Issuances Ltd.	7.625%	9/14/2010	375	432
Citicorp Capital II	8.015%	2/15/2027	500	543
Citigroup, Inc.	5.500%	8/9/2006	100	102
Citigroup, Inc.	4.250%	7/29/2009	275	277
Citigroup, Inc.	4.125%	2/22/2010	200	199
Citigroup, Inc.	6.500%	1/18/2011	100	111
Citigroup, Inc.	6.000%	2/21/2012	150	164
Citigroup, Inc.	5.625%	8/27/2012	100	108
Citigroup, Inc.	5.125%	5/5/2014	100	105
Citigroup, Inc.	5.000%	9/15/2014	100	103
Citigroup, Inc.	6.625%	6/15/2032	100	122
Citigroup, Inc.	5.875%	2/22/2033	100	112
Citigroup, Inc.	6.000%	10/31/2033	250	284
CoreStates Capital Corp.	8.000%	12/15/2026 (2)	600	648
Credit Suisse First Boston USA, Inc.	5.750%	4/15/2007	700	721
Credit Suisse First Boston USA, Inc.	4.125%	1/15/2010	150	149
Credit Suisse First Boston USA, Inc.	6.125%	11/15/2011	250	272
Credit Suisse First Boston USA, Inc.	6.500%	1/15/2012	400	446
Credit Suisse First Boston USA, Inc.	5.125%	1/15/2014	150	156
Credit Suisse First Boston USA, Inc.	4.875%	1/15/2015	150	152
Deutsche Bank Financial LLC	5.375%	3/2/2015	225	237
Fifth Third Bank	4.200%	2/23/2010	100	100
Fifth Third Bank	4.750%	2/1/2015	325	331
First Tennessee Bank	5.050%	1/15/2015	50	51
FirstStar Bank	7.125%	12/1/2009	250	280
Fleet Boston Financial Corp.	3.850%	2/15/2008	300	298
Fleet Capital Trust II	7.920%	12/11/2026	400	432
Golden West Financial Corp.	4.125%	8/15/2007	100	100
HSBC Bank USA	5.875%	11/1/2034	250	275
HSBC Holdings PLC	7.500%	7/15/2009	350	392
HSBC Holdings PLC	7.625%	5/17/2032 (2)	100	133
HSBC Holdings PLC	7.350%	11/27/2032 (2)	100	129
J.P. Morgan Chase & Co.	4.000%	2/1/2008	400	400
J.P. Morgan Chase & Co.	4.500%	1/15/2012	100	101
J.P. Morgan Chase & Co.	6.625%	3/15/2012	50	56

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

J.P. Morgan Chase & Co.	5.750%	1/2/2013	$50	$53
J.P. Morgan Chase & Co.	5.125%	9/15/2014	625	639
J.P. Morgan Chase & Co.	4.750%	3/1/2015	50	50
J.P. Morgan Chase & Co.	5.250%	5/1/2015	100	103
J.P. Morgan, Inc.	6.700%	11/1/2007	460	485
JPM Capital Trust II	7.950%	2/1/2027	50	54
Key Bank NA	5.000%	7/17/2007	200	204
Marshall & Ilsley Bank	4.125%	9/4/2007	50	50
Marshall & Ilsley Bank	4.850%	6/16/2015	275	279
Mellon Bank NA	4.750%	12/15/2014	50	51
Mellon Funding Corp.	5.000%	12/1/2014	300	312
National City Corp.	3.200%	4/1/2008	500	488
NB Capital Trust IV	8.250%	4/15/2027	200	219
North Fork Bancorp	5.875%	8/15/2012	150	163
PNC Bank NA	5.250%	1/15/2017	275	286
PNC Funding Corp.	5.250%	11/15/2015	100	104
Popular North America, Inc.	4.250%	4/1/2008	100	100
Regions Financial Corp.	6.375%	5/15/2012	100	111
Royal Bank of Canada	4.125%	1/26/2010	225	225
Royal Bank of Scotland Group PLC	5.050%	1/8/2015	50	52
Royal Bank of Scotland Group PLC	7.648%	8/29/2049 (3)	450	570
Salomon Smith Barney Holdings Inc.	6.500%	2/15/2008	100	106
Sanwa Bank Ltd.	8.350%	7/15/2009	100	113
Sanwa Bank Ltd.	7.400%	6/15/2011	200	227
Southtrust Corp.	5.800%	6/15/2014	50	54
Sumitomo Bank International Finance NV	8.500%	6/15/2009	150	172
Sumitomo Mitsui Banking Corp.	8.000%	6/15/2012	195	231
SunTrust Banks, Inc.	5.450%	12/1/2017	300	321
Swiss Bank Corp.	7.000%	10/15/2015	250	297
Swiss Bank Corp.	7.375%	6/15/2017	100	124
Synovus Financial Corp.	5.125%	6/15/2017 (2)	125	127
UFJ Finance Aruba AEC	6.750%	7/15/2013	100	112
Union Planters Corp.	7.750%	3/1/2011	300	350
UnionBanCal Corp.	5.250%	12/16/2013	50	52
US Bancorp	5.100%	7/15/2007	500	512
US Bank NA	2.850%	11/15/2006	100	99
US Bank NA	3.700%	8/1/2007	250	249
US Bank NA	4.950%	10/30/2014	25	26
Wachovia Bank NA	4.875%	2/1/2015	270	275
Wachovia Corp.	3.625%	2/17/2009	400	395
Wachovia Corp.	4.375%	6/1/2010	150	151
Wachovia Corp.	4.875%	2/15/2014	50	51
Wachovia Corp.	5.250%	8/1/2014	55	58
Washington Mutual Bank	6.875%	6/15/2011	275	309
Washington Mutual Bank	5.500%	1/15/2013	300	318
Washington Mutual Bank	5.650%	8/15/2014	25	27
Washington Mutual Bank	5.125%	1/15/2015	50	51
Washington Mutual, Inc.	5.000%	3/22/2012	175	179
Wells Fargo & Co.	5.250%	12/1/2007	450	463
Wells Fargo & Co.	4.125%	3/10/2008	900	902
Wells Fargo & Co.	3.125%	4/1/2009	100	97
Wells Fargo & Co.	4.200%	1/15/2010	125	125
Wells Fargo & Co.	4.950%	10/16/2013	350	362
Wells Fargo & Co.	5.125%	9/15/2016	100	104
Wells Fargo & Co.	5.375%	2/7/2035	50	53
World Savings Bank, FSB	4.125%	3/10/2008	200	200
World Savings Bank, FSB	4.125%	12/15/2009	150	150
Zions Bancorp.	6.000%	9/15/2015	50	55
Brokerage (1.4%)
Bear Stearns Co., Inc.	7.800%	8/15/2007	700	751
Bear Stearns Co., Inc.	4.000%	1/31/2008	75	75
Bear Stearns Co., Inc.	4.550%	6/23/2010	25	25
Bear Stearns Co., Inc.	5.700%	11/15/2014	150	162
Goldman Sachs Group, Inc.	3.875%	1/15/2009	75	74

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Goldman Sachs Group, Inc.	6.650%	5/15/2009	$300	$326
Goldman Sachs Group, Inc.	7.350%	10/1/2009	300	334
Goldman Sachs Group, Inc.	4.500%	6/15/2010	325	326
Goldman Sachs Group, Inc.	6.600%	1/15/2012	450	501
Goldman Sachs Group, Inc.	5.700%	9/1/2012	150	160
Goldman Sachs Group, Inc.	5.250%	4/1/2013	175	180
Goldman Sachs Group, Inc.	4.750%	7/15/2013	25	25
Goldman Sachs Group, Inc.	5.250%	10/15/2013	250	258
Goldman Sachs Group, Inc.	5.150%	1/15/2014	75	77
Goldman Sachs Group, Inc.	5.125%	1/15/2015	125	128
Goldman Sachs Group, Inc.	6.125%	2/15/2033	125	136
Goldman Sachs Group, Inc.	6.345%	2/15/2034	300	327
Lehman Brothers Holdings, Inc.	4.000%	1/22/2008	350	349
Lehman Brothers Holdings, Inc.	7.000%	2/1/2008	300	320
Lehman Brothers Holdings, Inc.	3.500%	8/7/2008	50	49
Lehman Brothers Holdings, Inc.	3.600%	3/13/2009	200	196
Lehman Brothers Holdings, Inc.	4.250%	1/27/2010	25	25
Lehman Brothers Holdings, Inc.	6.625%	1/18/2012	100	112
Lehman Brothers Holdings, Inc.	4.800%	3/13/2014	425	431
Merrill Lynch & Co., Inc.	3.375%	9/14/2007	400	395
Merrill Lynch & Co., Inc.	4.000%	11/15/2007	325	325
Merrill Lynch & Co., Inc.	3.700%	4/21/2008	50	50
Merrill Lynch & Co., Inc.	3.125%	7/15/2008	50	49
Merrill Lynch & Co., Inc.	4.125%	1/15/2009	50	50
Merrill Lynch & Co., Inc.	6.000%	2/17/2009	100	106
Merrill Lynch & Co., Inc.	4.125%	9/10/2009	50	50
Merrill Lynch & Co., Inc.	4.250%	2/8/2010	200	199
Merrill Lynch & Co., Inc.	5.000%	2/3/2014	100	103
Merrill Lynch & Co., Inc.	5.450%	7/15/2014	25	27
Merrill Lynch & Co., Inc.	5.000%	1/15/2015	300	305
Morgan Stanley Dean Witter	6.875%	3/1/2007	100	104
Morgan Stanley Dean Witter	5.800%	4/1/2007	775	797
Morgan Stanley Dean Witter	6.750%	4/15/2011	250	278
Morgan Stanley Dean Witter	6.600%	4/1/2012	250	278
Morgan Stanley Dean Witter	4.750%	4/1/2014	525	517
Morgan Stanley Dean Witter	7.250%	4/1/2032	150	191
Finance Companies (1.9%)
American Express Centurion Bank	4.375%	7/30/2009	225	227
American Express Credit Corp.	3.000%	5/16/2008	250	242
American General Finance Corp.	5.750%	3/15/2007	300	308
American General Finance Corp.	3.875%	10/1/2009	225	220
American General Finance Corp.	4.875%	5/15/2010	100	102
American General Finance Corp.	5.375%	10/1/2012	30	31
Capital One Bank	4.875%	5/15/2008	125	127
Capital One Bank	4.250%	12/1/2008	175	176
Capital One Bank	4.800%	2/21/2012	100	101
Capital One Bank	5.500%	6/1/2015	25	26
Capital One Bank	5.250%	2/21/2017	50	51
CIT Group Co. of Canada	4.650%	7/1/2010 (2)	200	201
CIT Group Co. of Canada	5.200%	6/1/2015 (2)	125	126
CIT Group, Inc.	7.375%	4/2/2007	100	105
CIT Group, Inc.	5.750%	9/25/2007	100	103
CIT Group, Inc.	3.650%	11/23/2007	25	25
CIT Group, Inc.	5.500%	11/30/2007	100	103
CIT Group, Inc.	4.000%	5/8/2008	150	149
CIT Group, Inc.	4.250%	2/1/2010	100	99
CIT Group, Inc.	7.750%	4/2/2012	125	147
CIT Group, Inc.	5.000%	2/1/2015	100	101
Countrywide Home Loan	5.500%	2/1/2007	200	204
Countrywide Home Loan	2.875%	2/15/2007	200	196
Countrywide Home Loan	5.625%	5/15/2007	250	256
Countrywide Home Loan	3.250%	5/21/2008	50	49
Countrywide Home Loan	4.125%	9/15/2009	225	222
General Electric Capital Corp.	5.000%	2/15/2007	75	76

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

General Electric Capital Corp.	5.375%	3/15/2007	$175	$179
General Electric Capital Corp.	4.250%	1/15/2008	125	125
General Electric Capital Corp.	4.125%	3/4/2008	200	200
General Electric Capital Corp.	3.500%	5/1/2008	500	492
General Electric Capital Corp.	3.600%	10/15/2008	70	69
General Electric Capital Corp.	3.250%	6/15/2009	575	555
General Electric Capital Corp.	4.625%	9/15/2009	1,375	1,396
General Electric Capital Corp.	6.125%	2/22/2011	575	624
General Electric Capital Corp.	5.875%	2/15/2012	100	108
General Electric Capital Corp.	4.250%	6/15/2012	50	49
General Electric Capital Corp.	4.750%	9/15/2014	100	102
General Electric Capital Corp.	6.750%	3/15/2032	225	277
Household Finance Corp.	7.200%	7/15/2006	125	129
Household Finance Corp.	4.625%	1/15/2008	300	303
Household Finance Corp.	6.400%	6/17/2008	225	238
Household Finance Corp.	4.750%	5/15/2009	500	507
Household Finance Corp.	6.375%	10/15/2011	275	301
Household Finance Corp.	7.000%	5/15/2012	350	397
HSBC Finance Corp.	4.125%	3/11/2008	50	50
HSBC Finance Corp.	4.750%	4/15/2010	75	76
HSBC Finance Corp.	6.750%	5/15/2011	125	139
HSBC Finance Corp.	5.250%	4/15/2015	50	52
HSBC Finance Corp.	5.000%	6/30/2015	125	126
International Lease Finance Corp.	3.125%	5/3/2007	75	74
International Lease Finance Corp.	5.625%	6/1/2007	200	205
International Lease Finance Corp.	4.500%	5/1/2008	250	251
International Lease Finance Corp.	5.000%	4/15/2010	175	179
MBNA America Bank NA	5.375%	1/15/2008	500	516
Residential Capital Corp.	6.375%	6/30/2010 (2)	200	202
Residential Capital Corp.	6.875%	6/30/2015 (2)	50	51
SLM Corp.	5.625%	4/10/2007	475	488
SLM Corp.	5.050%	11/14/2014	450	464
SLM Corp.	5.625%	8/1/2033	75	82
Insurance (0.7%)
ACE Ltd.	6.000%	4/1/2007	100	103
AEGON NV	4.750%	6/1/2013	100	100
Allstate Corp.	5.375%	12/1/2006	250	255
Allstate Corp.	5.000%	8/15/2014	200	206
Allstate Corp.	6.125%	12/15/2032	100	112
Allstate Corp.	5.550%	5/9/2035	125	129
American General Capital II	8.500%	7/1/2030	100	139
American International Group, Inc.	2.875%	5/15/2008 (3)	125	120
Arch Capital Group Ltd.	7.350%	5/1/2034	75	85
Aspen Insurance Holdings Ltd.	6.000%	8/15/2014	75	78
Assurant, Inc.	5.625%	2/15/2014	25	26
Assurant, Inc.	6.750%	2/15/2034	50	58
AXA Financial, Inc.	7.750%	8/1/2010	100	114
AXA SA	8.600%	12/15/2030	50	68
Axis Capital Holdings	5.750%	12/1/2014	50	52
Cincinnati Financial Corp.	6.125%	11/1/2034	75	83
CNA Financial Corp.	5.850%	12/15/2014	100	103
Commerce Group, Inc.	5.950%	12/9/2013	50	52
Fund American Cos., Inc.	5.875%	5/15/2013	75	78
GE Global Insurance Holdings Corp.	6.450%	3/1/2019	100	105
GE Global Insurance Holdings Corp.	7.000%	2/15/2026	50	54
GE Global Insurance Holdings Corp.	7.750%	6/15/2030	50	59
Genworth Financial, Inc.	4.750%	6/15/2009	75	76
Genworth Financial, Inc.	5.750%	6/15/2014	50	54
Genworth Financial, Inc.	6.500%	6/15/2034	50	59
Hartford Life, Inc.	7.375%	3/1/2031	200	258
Lincoln National Corp.	6.200%	12/15/2011	100	109
Loews Corp.	6.000%	2/1/2035	50	51
Marsh & McLennan Cos., Inc.	6.250%	3/15/2012	175	185
MetLife, Inc.	5.250%	12/1/2006	250	254

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

MetLife, Inc.	5.000%	11/24/2013	$50	$51
MetLife, Inc.	5.000%	6/15/2015	125	127
MetLife, Inc.	6.375%	6/15/2034	100	113
MetLife, Inc.	5.700%	6/15/2035	100	103
Nationwide Life Global Funding	5.350%	2/15/2007 (2)	150	153
Principal Life Inc. Funding	5.100%	4/15/2014	100	103
Protective Life Secured Trust	3.700%	11/24/2008	175	172
Prudential Financial, Inc.	4.500%	7/15/2013	100	99
Prudential Financial, Inc.	5.100%	9/20/2014	75	77
Prudential Financial, Inc.	5.750%	7/15/2033	50	53
Prudential Financial, Inc.	5.400%	6/13/2035	100	100
St. Paul Cos., Inc.	5.750%	3/15/2007	225	230
Travelers Property Casualty Corp.	3.750%	3/15/2008	100	98
Willis Group Holdings	5.625%	7/15/2015	100	101
XL Capital Ltd.	5.250%	9/15/2014	125	127
XL Capital Ltd.	6.375%	11/15/2024	75	84
Real Estate Investment Trusts (0.4%)
Archstone-Smith Trust	5.250%	5/1/2015	50	51
Boston Properties, Inc.	5.625%	4/15/2015	125	132
Brandywine Realty Trust	4.500%	11/1/2009	100	98
Brandywine Realty Trust	5.400%	11/1/2014	100	101
EOP Operating LP	6.750%	2/15/2008	75	79
EOP Operating LP	4.650%	10/1/2010	125	125
EOP Operating LP	7.000%	7/15/2011	100	111
EOP Operating LP	6.750%	2/15/2012	50	55
EOP Operating LP	5.875%	1/15/2013	150	159
ERP Operating LP	6.625%	3/15/2012	250	277
Health Care Property Investment, Inc.	6.450%	6/25/2012	250	270
Hospitality Properties	5.125%	2/15/2015	50	49
HRPT Properties Trust	6.250%	8/15/2016	150	162
iStar Financial Inc.	5.150%	3/1/2012	150	150
Liberty Property LP	5.125%	3/2/2015	100	101
ProLogis	5.500%	3/1/2013	75	78
Regency Centers LP	6.750%	1/15/2012	200	223
Simon Property Group Inc.	6.375%	11/15/2007	375	391
Simon Property Group Inc.	4.875%	8/15/2010	75	76
Simon Property Group Inc.	5.100%	6/15/2015 (2)	100	100
Other (0.1%)
Berkshire Hathaway Finance Corp.	3.400%	7/2/2007	50	49
Berkshire Hathaway Finance Corp.	3.375%	10/15/2008	75	73
Berkshire Hathaway Finance Corp.	4.125%	1/15/2010	100	100
Berkshire Hathaway Finance Corp.	4.200%	12/15/2010	100	100
Berkshire Hathaway Finance Corp.	4.750%	5/15/2012 (2)	100	102
Berkshire Hathaway Finance Corp.	4.625%	10/15/2013	50	50
Berkshire Hathaway Finance Corp.	4.850%	1/15/2015	150	151
J. Paul Getty Trust	5.875%	10/1/2033	75	85

				56,373

Industrial (10.2%)
Basic Industry (0.7%)
Alcan, Inc.	4.500%	5/15/2013	100	99
Alcan, Inc.	5.200%	1/15/2014	125	129
Alcan, Inc.	5.000%	6/1/2015	50	50
Alcoa, Inc.	4.250%	8/15/2007	350	352
Alcoa, Inc.	7.375%	8/1/2010	100	114
Barrick Gold Finance Inc.	4.875%	11/15/2014	75	75
BHP Billiton Finance BV	4.800%	4/15/2013	50	51
BHP Finance USA Ltd.	8.500%	12/1/2012	200	249
Celulosa Arauco Constitution SA	5.625%	4/20/2015 (2)	225	230
Dow Chemical Co.	5.000%	11/15/2007	500	511
E.I. du Pont de Nemours & Co.	6.875%	10/15/2009	200	222
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	225	226
E.I. du Pont de Nemours & Co.	6.500%	1/15/2028	100	123
Falconbridge Ltd.	7.350%	6/5/2012	75	84

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

ICI Wilmington	4.375%	12/1/2008	$100	$99
Inco Ltd.	5.700%	10/15/2015	100	104
International Paper Co.	4.250%	1/15/2009	100	99
International Paper Co.	6.750%	9/1/2011	300	327
Newmont Mining	5.875%	4/1/2035	100	102
Noranda, Inc.	5.500%	6/15/2017	200	199
Placer Dome, Inc.	6.450%	10/15/2035	75	82
Potash Corp. of Saskatchewan	7.750%	5/31/2011	300	349
Praxair, Inc.	3.950%	6/1/2013	200	193
Rohm & Haas Co.	7.850%	7/15/2029	100	137
Westvaco Corp.	8.200%	1/15/2030	25	33
Weyerhaeuser Co.	6.750%	3/15/2012	475	520
Weyerhaeuser Co.	7.375%	3/15/2032	50	59
Capital Goods (1.2%)
Bemis Co. Inc.	4.875%	4/1/2012 (2)	150	153
Boeing Capital Corp.	5.800%	1/15/2013	250	271
Caterpillar Financial Services Corp.	2.700%	7/15/2008	150	144
Caterpillar Financial Services Corp.	4.150%	1/15/2010	250	249
Caterpillar Financial Services Corp.	4.750%	2/17/2015	150	151
Caterpillar, Inc.	7.375%	3/1/2097	175	236
CRH America Inc.	6.950%	3/15/2012	300	339
Deere & Co.	6.950%	4/25/2014	200	235
Emerson Electric Co.	7.125%	8/15/2010	50	57
Emerson Electric Co.	4.625%	10/15/2012	300	305
General Dynamics Corp.	3.000%	5/15/2008	200	194
General Dynamics Corp.	4.250%	5/15/2013	75	74
General Electric Co.	5.000%	2/1/2013	400	413
Hanson PLC	5.250%	3/15/2013	100	103
Honeywell International, Inc.	6.125%	11/1/2011	100	110
Ingersoll-Rand Co.	4.750%	5/15/2015	225	227
John Deere Capital Corp.	3.875%	3/7/2007	100	100
John Deere Capital Corp.	3.900%	1/15/2008	500	497
John Deere Capital Corp.	7.000%	3/15/2012	25	29
Lockheed Martin Corp.	8.500%	12/1/2029	250	360
Masco Corp.	5.875%	7/15/2012	100	108
Masco Corp.	4.800%	6/15/2015	75	74
Northrop Grumman Corp.	7.125%	2/15/2011	100	113
Northrop Grumman Corp.	7.750%	2/15/2031	125	169
Raytheon Co.	8.300%	3/1/2010	200	232
Raytheon Co.	5.500%	11/15/2012	175	183
Raytheon Co.	5.375%	4/1/2013	100	104
Raytheon Co.	7.200%	8/15/2027	100	125
Republic Services, Inc.	6.086%	3/15/2035 (2)	75	82
Textron Financial Corp.	4.600%	5/3/2010	150	151
Textron, Inc.	6.500%	6/1/2012	225	251
The Boeing Co.	6.625%	2/15/2038	150	184
TRW, Inc.	7.750%	6/1/2029	100	134
Tyco International Group SA	5.800%	8/1/2006	300	305
Tyco International Group SA	6.750%	2/15/2011	125	139
Tyco International Group SA	6.375%	10/15/2011	125	137
Tyco International Group SA	6.000%	11/15/2013	25	27
Tyco International Group SA	7.000%	6/15/2028	75	91
United Technologies Corp.	4.875%	11/1/2006	200	202
United Technologies Corp.	4.375%	5/1/2010	100	101
United Technologies Corp.	4.875%	5/1/2015	125	128
United Technologies Corp.	6.700%	8/1/2028	100	122
United Technologies Corp.	7.500%	9/15/2029	50	67
United Technologies Corp.	5.400%	5/1/2035	50	53
USA Waste Services, Inc.	7.000%	7/15/2028	275	316
Waste Management, Inc.	5.000%	3/15/2014	75	75
Waste Management, Inc.	7.750%	5/15/2032	75	95

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Communication (2.5%)
Alltel Corp.	7.000%	7/1/2012	$125	$143
America Movil SA de C.V.	4.125%	3/1/2009	125	123
America Movil SA de C.V.	5.500%	3/1/2014	50	50
America Movil SA de C.V.	5.750%	1/15/2015	100	102
America Movil SA de C.V.	6.375%	3/1/2035	125	120
Ameritech Capital Funding	6.150%	1/15/2008	275	288
AT&T Wireless Services, Inc.	7.500%	5/1/2007	50	53
AT&T Wireless Services, Inc.	7.875%	3/1/2011	300	348
AT&T Wireless Services, Inc.	8.125%	5/1/2012	250	299
AT&T Wireless Services, Inc.	8.750%	3/1/2031	175	245
BellSouth Capital Funding	7.875%	2/15/2030	400	517
BellSouth Corp.	4.200%	9/15/2009	225	224
BellSouth Corp.	4.750%	11/15/2012	125	126
BellSouth Corp.	5.200%	9/15/2014	100	103
BellSouth Corp.	6.550%	6/15/2034	100	114
BellSouth Corp.	6.000%	11/15/2034	125	133
British Sky Broadcasting Corp.	7.300%	10/15/2006	50	52
British Sky Broadcasting Corp.	6.875%	2/23/2009	50	54
British Sky Broadcasting Corp.	8.200%	7/15/2009	50	56
British Telecommunications PLC	8.375%	12/15/2010 (3)	200	236
British Telecommunications PLC	8.875%	12/15/2030 (3)	200	283
CenturyTel, Inc.	5.000%	2/15/2015	50	49
Cingular Wireless	7.125%	12/15/2031	50	60
Clear Channel Communications, Inc.	7.650%	9/15/2010	175	190
Clear Channel Communications, Inc.	5.000%	3/15/2012	225	213
Clear Channel Communications, Inc.	5.500%	9/15/2014	50	47
Comcast Cable Communications Holdings Inc.	8.375%	3/15/2013	100	122
Comcast Cable Communications Holdings Inc.	9.455%	11/15/2022	139	196
Comcast Cable Communications, Inc.	8.375%	5/1/2007	750	805
Comcast Cable Communications, Inc.	6.875%	6/15/2009	200	218
Comcast Cable Communications, Inc.	8.875%	5/1/2017	350	462
Comcast Corp.	5.650%	6/15/2035	25	25
Cox Communications, Inc.	4.625%	1/15/2010	225	224
Cox Communications, Inc.	7.750%	11/1/2010	175	198
Cox Communications, Inc.	5.450%	12/15/2014	250	255
Cox Communications, Inc.	5.500%	10/1/2015	125	128
Deutsche Telekom International Finance	3.875%	7/22/2008	100	99
Deutsche Telekom International Finance	8.500%	6/15/2010 (3)	400	467
Deutsche Telekom International Finance	8.750%	6/15/2030 (3)	375	505
France Telecom	8.000%	3/1/2011 (3)	200	232
France Telecom	8.750%	3/1/2031 (3)	375	530
Grupo Televisa SA	6.625%	3/18/2025 (2)	100	101
Koninklijke KPN NV	8.000%	10/1/2010	175	202
New England Telephone & Telegraph Co.	6.875%	10/1/2023	175	179
News America Holdings, Inc.	9.250%	2/1/2013	200	253
News America Holdings, Inc.	8.150%	10/17/2036	175	229
News America Inc.	5.300%	12/15/2014	125	128
News America Inc.	6.200%	12/15/2034	25	27
Pacific Bell	7.125%	3/15/2026	50	60
R.R. Donnelley & Sons Co.	3.750%	4/1/2009	50	49
R.R. Donnelley & Sons Co.	4.950%	5/15/2010 (2)	50	50
R.R. Donnelley & Sons Co.	4.950%	4/1/2014	50	49
Reed Elsevier Capital	4.625%	6/15/2012	25	25
SBC Communications, Inc.	4.125%	9/15/2009	200	199
SBC Communications, Inc.	5.875%	2/1/2012	250	268
SBC Communications, Inc.	5.875%	8/15/2012	200	215
SBC Communications, Inc.	5.100%	9/15/2014	275	281
SBC Communications, Inc.	6.150%	9/15/2034	25	27
Sprint Capital Corp.	6.000%	1/15/2007	250	257
Sprint Capital Corp.	6.125%	11/15/2008	400	422
Sprint Capital Corp.	7.625%	1/30/2011	50	57
Sprint Capital Corp.	6.875%	11/15/2028	150	172
Sprint Capital Corp.	8.750%	3/15/2032	350	488
Telecom Italia Capital	4.000%	11/15/2008	225	223

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Telecom Italia Capital	4.000%	1/15/2010 (2)	$100	$97
Telecom Italia Capital	5.250%	11/15/2013	225	229
Telecom Italia Capital	4.950%	9/30/2014 (2)	125	124
Telecom Italia Capital	6.375%	11/15/2033	50	54
Telecom Italia Capital	6.000%	9/30/2034 (2)	75	77
Telefonica Europe BV	8.250%	9/15/2030	200	279
Telefonos de Mexico SA	4.750%	1/27/2010 (2)	125	125
Telefonos de Mexico SA	5.500%	1/27/2015 (2)	125	124
Telus Corp.	7.500%	6/1/2007	100	106
Telus Corp.	8.000%	6/1/2011	125	145
Thomson Corp.	5.750%	2/1/2008	100	104
Time Warner Entertainment	7.250%	9/1/2008	50	54
Time Warner Entertainment	8.375%	3/15/2023	175	223
Univision Communications, Inc.	2.875%	10/15/2006	50	49
US Cellular	6.700%	12/15/2033	75	80
Verizon Global Funding Corp.	4.000%	1/15/2008	200	199
Verizon Global Funding Corp.	7.250%	12/1/2010	300	340
Verizon Global Funding Corp.	6.875%	6/15/2012	900	1,020
Verizon New Jersey, Inc.	5.875%	1/17/2012	100	106
Verizon Virginia Inc.	4.625%	3/15/2013	100	99
Verizon Wireless Capital	5.375%	12/15/2006	175	178
Vodafone AirTouch PLC	7.750%	2/15/2010	50	57
Vodafone Group PLC	3.950%	1/30/2008	200	199
Vodafone Group PLC	5.000%	12/16/2013	350	360
WPP Finance USA Corp.	5.875%	6/15/2014	75	79
Consumer Cyclical (1.9%)
Brinker International	5.750%	6/1/2014	50	53
Cendant Corp.	6.875%	8/15/2006	290	298
Cendant Corp.	7.375%	1/15/2013	100	114
Centex Corp.	5.125%	10/1/2013	50	50
Centex Corp.	5.250%	6/15/2015	75	75
Chrysler Corp.	7.450%	3/1/2027	50	56
Costco Wholesale Corp.	5.500%	3/15/2007	75	77
CVS Corp.	4.000%	9/15/2009	75	74
CVS Corp.	4.875%	9/15/2014	75	76
DaimlerChrysler North America Holding Corp.	4.750%	1/15/2008	100	100
DaimlerChrysler North America Holding Corp.	4.050%	6/4/2008	250	246
DaimlerChrysler North America Holding Corp.	4.875%	6/15/2010	175	174
DaimlerChrysler North America Holding Corp.	7.750%	1/18/2011	250	282
DaimlerChrysler North America Holding Corp.	7.300%	1/15/2012	625	699
Federated Department Stores, Inc.	6.625%	4/1/2011	200	221
Federated Department Stores, Inc.	6.790%	7/15/2027	50	56
Ford Motor Co.	6.625%	10/1/2028	150	116
Ford Motor Co.	7.450%	7/16/2031	300	249
Ford Motor Co.	8.900%	1/15/2032	350	311
Ford Motor Credit Co.	6.500%	1/25/2007	1,000	1,013
Ford Motor Credit Co.	7.750%	2/15/2007	175	178
Ford Motor Credit Co.	7.375%	10/28/2009	25	25
Ford Motor Credit Co.	7.875%	6/15/2010	750	745
Ford Motor Credit Co.	7.375%	2/1/2011	500	492
Ford Motor Credit Co.	7.000%	10/1/2013	125	121
Harrah's Operating Co., Inc.	7.125%	6/1/2007	100	105
Harrah's Operating Co., Inc.	5.375%	12/15/2013	250	253
Home Depot Inc.	3.750%	9/15/2009	225	222
Kohl's Corp.	6.000%	1/15/2033	100	110
Lear Corp.	8.110%	5/15/2009	100	102
Lear Corp.	5.750%	8/1/2014	25	22
Lennar Corp.	5.600%	5/31/2015 (2)	175	179
Lowe's Cos., Inc.	6.875%	2/15/2028	25	31
Lowe's Cos., Inc.	6.500%	3/15/2029	200	238
Marriott International	4.625%	6/15/2012	100	99
May Department Stores Co.	5.750%	7/15/2014	50	53
May Department Stores Co.	9.750%	2/15/2021 (1)	80	102
May Department Stores Co.	6.650%	7/15/2024	75	83

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

May Department Stores Co.	6.700%	7/15/2034	$50	$56
Pulte Homes, Inc.	4.875%	7/15/2009	175	177
Pulte Homes, Inc.	5.250%	1/15/2014	75	75
Pulte Homes, Inc.	7.875%	6/15/2032	25	31
Pulte Homes, Inc.	6.000%	2/15/2035	50	49
Target Corp.	5.400%	10/1/2008	250	260
Target Corp.	5.375%	6/15/2009	125	131
Target Corp.	5.875%	3/1/2012	200	217
Target Corp.	7.000%	7/15/2031	25	32
Target Corp.	6.350%	11/1/2032	75	90
The Walt Disney Co.	5.375%	6/1/2007	400	408
The Walt Disney Co.	6.375%	3/1/2012	150	165
Time Warner, Inc.	8.180%	8/15/2007	450	484
Time Warner, Inc.	6.875%	5/1/2012	75	85
Time Warner, Inc.	9.150%	2/1/2023	195	267
Time Warner, Inc.	6.625%	5/15/2029	175	196
Time Warner, Inc.	7.625%	4/15/2031	150	187
Time Warner, Inc.	7.700%	5/1/2032	225	283
Toll Brothers, Inc.	5.150%	5/15/2015 (2)	100	100
Toyota Motor Credit Corp.	4.250%	3/15/2010	525	528
Viacom International Inc.	6.625%	5/15/2011	350	376
Wal-Mart Stores, Inc.	4.375%	7/12/2007	275	277
Wal-Mart Stores, Inc.	6.875%	8/10/2009	250	276
Wal-Mart Stores, Inc.	4.000%	1/15/2010	100	99
Wal-Mart Stores, Inc.	4.125%	7/1/2010	50	50
Wal-Mart Stores, Inc.	4.125%	2/15/2011	50	50
Wal-Mart Stores, Inc.	4.550%	5/1/2013	200	202
Wal-Mart Stores, Inc.	4.500%	7/1/2015	50	50
Wal-Mart Stores, Inc.	7.550%	2/15/2030	100	137
Yum! Brands, Inc.	8.875%	4/15/2011	100	120
Yum! Brands, Inc.	7.700%	7/1/2012	50	58
Consumer Noncyclical (1.9%)
Abbott Laboratories	5.625%	7/1/2006	200	204
Abbott Laboratories	3.500%	2/17/2009	125	123
Aetna, Inc.	7.875%	3/1/2011	100	117
Albertson's, Inc.	7.500%	2/15/2011	100	113
Albertson's, Inc.	7.450%	8/1/2029	150	171
Albertson's, Inc.	8.000%	5/1/2031	100	121
Altria Group, Inc.	5.625%	11/4/2008	125	130
Amgen Inc.	4.000%	11/18/2009	175	174
Amgen Inc.	4.850%	11/18/2014	100	103
Anheuser-Busch Cos., Inc.	6.000%	4/15/2011	250	271
Anheuser-Busch Cos., Inc.	7.125%	7/1/2017	150	164
Anheuser-Busch Cos., Inc.	6.800%	8/20/2032	75	95
Anthem, Inc.	6.800%	8/1/2012	150	170
Archer-Daniels-Midland Co.	7.500%	3/15/2027	200	258
AstraZeneca PLC	5.400%	6/1/2014	75	80
Boston Scientific	5.450%	6/15/2014	225	236
Bottling Group LLC	4.625%	11/15/2012	200	204
Bristol-Myers Squibb Co.	7.150%	6/15/2023	300	377
Bunge Ltd. Finance Corp.	4.375%	12/15/2008	100	100
Campbell Soup Co.	5.500%	3/15/2007	100	102
Campbell Soup Co.	6.750%	2/15/2011	100	112
Cardinal Health, Inc.	4.000%	6/15/2015	50	46
Cia. Brasil de Bebidas AmBev	10.500%	12/15/2011	100	123
Cia. Brasil de Bebidas AmBev	8.750%	9/15/2013	100	116
CIGNA Corp.	7.875%	5/15/2027	200	259
Clorox Co.	4.200%	1/15/2010	175	176
Clorox Co.	5.000%	1/15/2015	50	52
Coca-Cola Enterprises Inc.	5.750%	11/1/2008	150	157
Coca-Cola Enterprises Inc.	6.125%	8/15/2011	100	109
Coca-Cola Enterprises Inc.	8.500%	2/1/2022	50	69
Coca-Cola Enterprises Inc.	8.000%	9/15/2022	200	265
Coca-Cola HBC Finance	5.125%	9/17/2013	100	104

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Conagra, Inc.	7.875%	9/15/2010	$500	$574
Eli Lilly & Co.	6.000%	3/15/2012	50	55
General Mills, Inc.	2.625%	10/24/2006	350	344
General Mills, Inc.	5.125%	2/15/2007	100	102
General Mills, Inc.	6.000%	2/15/2012	33	36
Gillette Co.	3.800%	9/15/2009	100	99
GlaxoSmithKline Capital Inc.	2.375%	4/16/2007	150	146
GlaxoSmithKline Capital Inc.	4.375%	4/15/2014	75	74
Grand Metropolitan Investment Corp.	9.000%	8/15/2011	400	498
H.J. Heinz Co.	6.750%	3/15/2032 (3)	225	279
Hospira, Inc.	4.950%	6/15/2009	75	76
Hospira, Inc.	5.900%	6/15/2014	25	27
Johnson & Johnson	3.800%	5/15/2013	75	73
Johnson & Johnson	4.950%	5/15/2033	75	77
Kellogg Co.	2.875%	6/1/2008	250	241
Kraft Foods, Inc.	4.625%	11/1/2006	400	403
Kraft Foods, Inc.	4.125%	11/12/2009	200	198
Kraft Foods, Inc.	5.625%	11/1/2011	50	53
Kraft Foods, Inc.	6.250%	6/1/2012	50	55
Kraft Foods, Inc.	6.500%	11/1/2031	200	235
Kroger Co.	7.800%	8/15/2007	25	27
Kroger Co.	6.800%	4/1/2011	25	27
Kroger Co.	6.750%	4/15/2012	100	111
Kroger Co.	6.200%	6/15/2012	250	268
Kroger Co.	8.000%	9/15/2029	125	158
Merck & Co.	4.750%	3/1/2015	50	50
Merck & Co.	6.400%	3/1/2028	50	58
Pepsi Bottling Group, Inc.	7.000%	3/1/2029	50	63
PepsiAmericas Inc.	5.000%	5/15/2017	100	102
Pfizer, Inc.	4.500%	2/15/2014	50	50
Philip Morris Cos., Inc.	7.650%	7/1/2008	50	54
Philip Morris Cos., Inc.	7.750%	1/15/2027	175	210
Procter & Gamble Co.	4.950%	8/15/2014	50	52
Procter & Gamble Co. ESOP	9.360%	1/1/2021 (1)	500	674
Quest Diagnostic, Inc.	6.750%	7/12/2006	100	103
Safeway, Inc.	6.500%	3/1/2011	125	135
Safeway, Inc.	7.250%	2/1/2031	50	58
Schering-Plough Corp.	5.550%	12/1/2013 (3)	100	106
Schering-Plough Corp.	6.750%	12/1/2033 (3)	75	91
Tyson Foods, Inc.	7.250%	10/1/2006	100	104
Tyson Foods, Inc.	8.250%	10/1/2011	100	118
Unilever Capital Corp.	7.125%	11/1/2010	350	395
Unilever Capital Corp.	5.900%	11/15/2032	50	57
UnitedHealth Group, Inc.	5.200%	1/17/2007	200	203
UnitedHealth Group, Inc.	4.125%	8/15/2009	50	50
UnitedHealth Group, Inc.	5.000%	8/15/2014	75	78
UnitedHealth Group, Inc.	4.875%	3/15/2015	50	51
Wellpoint Health Networks Inc.	6.375%	1/15/2012	100	111
Wellpoint Inc.	3.750%	12/14/2007	25	25
Wellpoint Inc.	4.250%	12/15/2009	50	50
Wellpoint Inc.	5.000%	12/15/2014	25	26
Wellpoint Inc.	5.950%	12/15/2034	75	82
Wyeth	4.375%	3/1/2008 (3)	250	250
Wyeth	5.500%	3/15/2013 (3)	125	131
Wyeth	5.500%	2/1/2014	50	53
Wyeth	6.450%	2/1/2024	100	115
Wyeth	6.500%	2/1/2034	50	58
Energy (1.0%)
Alberta Energy Co. Ltd.	7.375%	11/1/2031	125	158
Amerada Hess Corp.	6.650%	8/15/2011	100	110
Amerada Hess Corp.	7.875%	10/1/2029	150	190
Anadarko Finance Co.	7.500%	5/1/2031	325	413
Baker Hughes, Inc.	6.875%	1/15/2029	100	125
BP Capital Markets PLC	2.750%	12/29/2006	125	123

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

BP Capital Markets PLC	2.625%	3/15/2007	$225	$221
Burlington Resources, Inc.	6.680%	2/15/2011	50	55
Burlington Resources, Inc.	7.200%	8/15/2031	50	62
Burlington Resources, Inc.	7.400%	12/1/2031	175	222
Canadian Natural Resources	7.200%	1/15/2032	125	153
ChevronTexaco Capital Co.	3.500%	9/17/2007	250	248
Conoco Funding Co.	5.450%	10/15/2006	250	255
Conoco Funding Co.	6.350%	10/15/2011	250	277
Conoco, Inc.	6.950%	4/15/2029	100	126
Devon Financing Corp.	7.875%	9/30/2031	225	294
Diamond Offshore Drilling	4.875%	7/1/2015 (2)	25	25
Encana Corp.	4.600%	8/15/2009	100	101
Encana Holdings Finance Corp.	5.800%	5/1/2014	100	107
Halliburton Co.	5.500%	10/15/2010	75	79
Husky Energy Inc.	6.150%	6/15/2019	100	109
Marathon Oil Corp.	6.125%	3/15/2012	100	109
Marathon Oil Corp.	6.800%	3/15/2032	50	59
Nexen, Inc.	5.050%	11/20/2013	50	50
Nexen, Inc.	7.875%	3/15/2032	50	64
Norsk Hydro	7.250%	9/23/2027	150	194
Occidental Petroleum	6.750%	1/15/2012	250	282
Occidental Petroleum	7.200%	4/1/2028	150	189
Ocean Energy, Inc.	4.375%	10/1/2007	100	100
Petro-Canada	7.875%	6/15/2026	25	32
Petro-Canada	7.000%	11/15/2028	100	119
Petro-Canada	5.350%	7/15/2033	150	143
Petro-Canada	5.950%	5/15/2035	125	130
PF Export Receivables Master Trust	6.600%	12/1/2011 (1)(2)	471	498
Phillips Petroleum Co.	8.750%	5/25/2010	450	538
Pioneer Natural Resources Co.	5.875%	7/15/2016	100	101
Pioneer Natural Resources Co.	7.200%	1/15/2028	100	107
Sunoco, Inc.	4.875%	10/15/2014	50	50
Talisman Energy, Inc.	5.125%	5/15/2015	50	51
XTO Energy, Inc.	5.000%	1/31/2015	50	50
XTO Energy, Inc.	5.300%	6/30/2015	100	102
Technology (0.4%)
Affiliated Computer Services	5.200%	6/1/2015	50	50
Deluxe Corp.	3.500%	10/1/2007	50	49
Electronic Data Systems	6.500%	8/1/2013 (3)	100	103
Electronic Data Systems Global	7.450%	10/15/2029	25	27
First Data Corp.	4.500%	6/15/2010	75	76
First Data Corp.	5.625%	11/1/2011	300	320
First Data Corp.	4.850%	10/1/2014	100	101
First Data Corp.	4.950%	6/15/2015	50	51
Hewlett-Packard Co.	3.625%	3/15/2008	400	394
International Business Machines Corp.	6.450%	8/1/2007	500	524
International Business Machines Corp.	5.375%	2/1/2009	25	26
International Business Machines Corp.	4.375%	6/1/2009	150	151
International Business Machines Corp.	7.125%	12/1/2096	250	323
Motorola, Inc.	7.625%	11/15/2010	275	313
Motorola, Inc.	8.000%	11/1/2011	50	59
Motorola, Inc.	7.500%	5/15/2025	75	92
Motorola, Inc.	6.500%	9/1/2025	75	83
Pitney Bowes, Inc.	4.875%	8/15/2014	200	205
Science Applications International Corp.	6.250%	7/1/2012	25	27
Science Applications International Corp.	5.500%	7/1/2033	25	26
SunGard Data Systems, Inc.	4.875%	1/15/2014	50	40
Transportation (0.6%)
American Airlines, Inc. Pass-Through Certificates	6.855%	4/15/2009 (1)	143	146
American Airlines, Inc. Pass-Through Certificates	7.024%	10/15/2009	50	52
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007	400	425
Canadian National Railway Co.	6.800%	7/15/2018	250	297
Canadian Pacific Rail	6.250%	10/15/2011	175	193

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

CNF, Inc.	6.700%	5/1/2034	$75	$84
Continental Airlines Enhanced Equipment Trust Certificates	6.563%	2/15/2012	200	210
Continental Airlines Enhanced Equipment Trust Certificates	6.648%	9/15/2017 (1)	33	32
CSX Corp.	6.300%	3/15/2012	250	274
ERAC USA Finance Co.	7.350%	6/15/2008 (2)	150	162
FedEx Corp.	2.650%	4/1/2007	75	73
Hertz Corp.	6.350%	6/15/2010	50	48
Hertz Corp.	7.625%	6/1/2012	300	296
Norfolk Southern Corp.	7.700%	5/15/2017	450	562
Norfolk Southern Corp.	7.900%	5/15/2097	50	69
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/2011	200	189
Southwest Airlines Co.	6.500%	3/1/2012	250	272
Union Pacific Corp.	6.125%	1/15/2012	25	27
Union Pacific Corp.	6.500%	4/15/2012	200	222
Union Pacific Corp.	7.125%	2/1/2028	150	187
Union Pacific Corp.	6.625%	2/1/2029	100	117
Other (0.0%)
Black & Decker Corp.	4.750%	11/1/2014	175	174
Rockwell International Corp.	6.700%	1/15/2028	50	62

				69,545

Utilities (1.9%)
Electric (1.5%)
AEP Texas Central Co.	6.650%	2/15/2033	300	353
Alabama Power Co.	3.500%	11/15/2007	275	271
Alabama Power Co.	5.500%	10/15/2017	100	108
American Electric Power Co., Inc.	5.375%	3/15/2010	150	156
Arizona Public Service Co.	5.800%	6/30/2014	175	189
Boston Edison Co.	4.875%	4/15/2014	50	51
CenterPoint Energy Houston	5.700%	3/15/2013	100	107
Cincinnati Gas & Electric Co.	5.700%	9/15/2012	75	80
Commonwealth Edison Co.	6.150%	3/15/2012	300	331
Commonwealth Edison Co.	4.700%	4/15/2015	75	75
Consolidated Edison, Inc.	5.300%	3/1/2035	100	103
Constellation Energy Group, Inc.	6.125%	9/1/2009	200	212
Constellation Energy Group, Inc.	7.000%	4/1/2012	200	225
Consumers Energy Co.	4.250%	4/15/2008	75	75
Consumers Energy Co.	4.800%	2/17/2009	150	152
Consumers Energy Co.	5.375%	4/15/2013	75	78
Dominion Resources, Inc.	6.300%	3/15/2033	250	271
Dominion Resources, Inc. PUT	5.250%	8/1/2015	150	152
DTE Energy Co.	7.050%	6/1/2011	100	112
Duke Capital Corp.	6.750%	2/15/2032	50	56
Duke Energy Corp.	6.250%	1/15/2012	225	245
Duke Energy Corp.	6.000%	12/1/2028	100	107
El Paso Electric Co.	6.000%	5/15/2035	50	53
Energy East Corp.	6.750%	6/15/2012	150	170
Entergy Gulf States	3.600%	6/1/2008	100	98
FirstEnergy Corp.	5.500%	11/15/2006	150	152
Firstenergy Corp.	6.450%	11/15/2011	175	191
FirstEnergy Corp.	7.375%	11/15/2031	200	244
Florida Power & Light Co.	4.950%	6/1/2035	175	173
FPL Group Capital, Inc.	7.375%	6/1/2009	250	278
HQI Transelec Chile SA	7.875%	4/15/2011	250	288
Jersey Central Power & Light	5.625%	5/1/2016	125	133
MidAmerican Energy Co.	6.750%	12/30/2031	250	309
National Rural Utilities Cooperative Finance Corp.	6.500%	3/1/2007	75	78
National Rural Utilities Cooperative Finance Corp.	3.875%	2/15/2008	200	199
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/2012	125	145
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/2014	175	178
NiSource Finance Corp.	3.200%	11/1/2006	100	99
NiSource Finance Corp.	7.875%	11/15/2010	100	115
Oncor Electric Delivery Co.	6.375%	1/15/2015	150	167
Oncor Electric Delivery Co.	7.250%	1/15/2033	200	247
Pacific Gas & Electric Co.	3.600%	3/1/2009	175	171

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Pacific Gas & Electric Co.	4.200%	3/1/2011	$50	$49
Pacific Gas & Electric Co.	4.800%	3/1/2014	25	25
Pacific Gas & Electric Co.	6.050%	3/1/2034	300	332
PacifiCorp	7.700%	11/15/2031	100	135
PacifiCorp	5.250%	6/15/2035	100	100
Pepco Holdings, Inc.	6.450%	8/15/2012	75	82
Pepco Holdings, Inc.	7.450%	8/15/2032	50	62
PPL Electric Utilities Corp.	6.250%	8/15/2009	200	214
PPL Energy Supply LLC	6.400%	11/1/2011	50	55
Progress Energy, Inc.	6.050%	4/15/2007	125	129
Progress Energy, Inc.	7.100%	3/1/2011	350	391
PSEG Power Corp.	6.950%	6/1/2012	225	254
PSEG Power Corp.	8.625%	4/15/2031	200	278
Public Service Co. of Colorado	4.375%	10/1/2008	250	252
Puget Sound Energy Inc.	5.483%	6/1/2035	25	26
South Carolina Electric & Gas Co.	5.300%	5/15/2033	100	104
Southern California Edison Co.	5.000%	1/15/2014	125	128
Southern California Edison Co.	5.000%	1/15/2016	50	51
Southern California Edison Co.	5.750%	4/1/2035	75	82
Southern California Edison Co.	5.350%	7/15/2035	100	102
TXU Energy Co.	7.000%	3/15/2013	100	111
United Utilities PLC	5.375%	2/1/2019	175	176
Xcel Energy, Inc.	7.000%	12/1/2010	75	84
Natural Gas (0.4%)
Atmos Energy Corp.	4.000%	10/15/2009	125	122
Atmos Energy Corp.	4.950%	10/15/2014	50	50
Columbia Energy Group	7.620%	11/28/2025	100	104
Consolidated Natural Gas	5.000%	12/1/2014	150	152
Enbridge Energy Partners	4.900%	3/1/2015	75	75
Enron Corp.	9.125%	4/1/2003 **	500	163
Enron Corp.	7.125%	5/15/2007 **	150	49
Enron Corp.	6.875%	10/15/2007 **	500	163
Enterprise Products Operating LP	4.950%	6/1/2010	100	101
Enterprise Products Operating LP	5.600%	10/15/2014	125	129
Enterprise Products Operating LP	6.875%	3/1/2033	50	56
Enterprise Products Operating LP	6.650%	10/15/2034	25	28
HNG Internorth	9.625%	3/15/2006 **	500	163
Kinder Morgan Energy Partners LP	7.300%	8/15/2033	250	304
Kinder Morgan Energy Partners LP	5.800%	3/15/2035	50	51
Oneok Inc.	5.200%	6/15/2015	75	76
Oneok Inc.	6.000%	6/15/2035	75	78
San Diego Gas & Electric	5.350%	5/15/2035	25	26
Sempra Energy	7.950%	3/1/2010	175	199
Texas Gas Transmission	4.600%	6/1/2015	100	99
TGT Pipeline, LLC	5.500%	2/1/2017 (2)	25	25
Trans-Canada Pipelines	5.600%	3/31/2034	150	161
Yosemite Security Trust	8.250%	11/15/2004 **	775	337

	12,930

TOTAL CORPORATE BONDS
(Cost $167,036)				171,129

SOVEREIGN BONDS (U.S. Dollar-Denominated) (3.8%)

Asian Development Bank	4.875%	2/5/2007	1,000	1,016
Bayerische Landesbank	2.875%	10/15/2008	150	145
Canadian Government	6.750%	8/28/2006	300	310
Canadian Government	5.250%	11/5/2008	100	104
Canadian Mortgage & Housing	2.950%	6/2/2008	100	97
China Development Bank	4.750%	10/8/2014	100	100
Corporacion Andina de Fomento	5.200%	5/21/2013	100	103
Development Bank of Japan	4.250%	6/9/2015	50	50
Eksportfinans	3.375%	1/15/2008	125	124
Eksportfinans	4.375%	7/15/2009	125	127
European Investment Bank	3.000%	8/15/2006	200	198
European Investment Bank	4.875%	9/6/2006	500	507

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

European Investment Bank	7.125%	9/18/2006	$300	$312
European Investment Bank	4.625%	3/1/2007	750	759
European Investment Bank	2.375%	6/15/2007	250	244
European Investment Bank	3.125%	10/15/2007	200	197
European Investment Bank	3.875%	8/15/2008	150	150
European Investment Bank	4.625%	5/15/2014	175	182
Export Development Canada	4.000%	8/1/2007	150	150
Export-Import Bank of Korea	4.500%	8/12/2009	200	200
Export-Import Bank of Korea	4.625%	3/16/2010	100	101
Federation of Malaysia	8.750%	6/1/2009	400	462
Hellenic Republic	6.950%	3/4/2008	125	134
Instituto de Credito Oficial	6.000%	5/19/2008	150	158
Inter-American Development Bank	6.375%	10/22/2007	250	264
Inter-American Development Bank	5.625%	4/16/2009	750	798
Inter-American Development Bank	8.500%	3/15/2011	130	158
Inter-American Development Bank	7.000%	6/15/2025	100	131
International Bank for Reconstruction & Development	4.125%	6/24/2009	550	556
International Bank for Reconstruction & Development	4.125%	8/12/2009	525	531
International Finance Corp.	3.000%	4/15/2008	300	294
Japan Finance Corp.	4.625%	4/21/2015	100	102
KFW International Finance, Inc.	5.250%	6/28/2006	100	101
KFW International Finance, Inc.	4.750%	1/24/2007	100	102
Korea Development Bank	3.875%	3/2/2009	100	98
Korea Development Bank	4.750%	7/20/2009	200	203
Korea Development Bank	5.750%	9/10/2013	250	268
Kredit Fuer Wiederaufbau	3.250%	7/16/2007	1,125	1,114
Kredit Fuer Wiederaufbau	3.500%	3/14/2008	400	396
Kredit Fuer Wiederaufbau	4.250%	6/15/2010	175	177
Landwirtschaft Rentenbank	3.375%	11/15/2007	500	495
Landwirtschaft Rentenbank	3.250%	6/16/2008	100	98
Landwirtschaft Rentenbank	3.625%	10/20/2009	50	49
Nordic Investment Bank	3.125%	4/24/2008	150	147
Oesterreich Kontrollbank	5.125%	3/20/2007	350	357
Pemex Project Funding Master Trust	8.500%	2/15/2008	150	164
Pemex Project Funding Master Trust	7.875%	2/1/2009 (3)	150	164
Pemex Project Funding Master Trust	7.375%	12/15/2014	200	223
Pemex Project Funding Master Trust	5.750%	12/15/2015 (2)	175	173
Pemex Project Funding Master Trust	8.625%	2/1/2022 (3)	400	487
Pemex Project Funding Master Trust	6.625%	6/15/2035 (2)	75	73
People's Republic of China	7.300%	12/15/2008	50	55
People's Republic of China	4.750%	10/29/2013	50	51
Province of British Columbia	5.375%	10/29/2008	200	209
Province of Manitoba	7.500%	2/22/2010	300	343
Province of New Brunswick	3.500%	10/23/2007	200	198
Province of Nova Scotia	5.750%	2/27/2012	50	54
Province of Ontario	3.350%	7/16/2007	325	321
Province of Ontario	5.500%	10/1/2008	200	208
Province of Ontario	3.625%	10/21/2009	125	123
Province of Ontario	5.125%	7/17/2012	450	478
Province of Ontario	4.500%	2/3/2015	75	76
Province of Quebec	5.000%	7/17/2009	950	984
Quebec Hydro Electric	8.400%	1/15/2022	275	390
Quebec Hydro Electric	8.050%	7/7/2024	200	283
Republic of Chile	5.625%	7/23/2007	225	231
Republic of Chile	7.125%	1/11/2012	50	57
Republic of Finland	4.750%	3/6/2007	50	51
Republic of Hungary	4.750%	2/3/2015	250	254
Republic of Italy	4.375%	10/25/2006	800	805
Republic of Italy	3.625%	9/14/2007	150	149
Republic of Italy	3.750%	12/14/2007	50	50
Republic of Italy	4.000%	6/16/2008	50	50
Republic of Italy	6.000%	2/22/2011	450	490
Republic of Italy	5.625%	6/15/2012	1,375	1,504
Republic of Italy	4.500%	1/21/2015	200	197
Republic of Italy	5.375%	6/15/2033	50	54

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Republic of Korea	8.875%	4/15/2008	$200	$225
Republic of Korea	4.250%	6/1/2013	100	98
Republic of Korea	4.875%	9/22/2014	225	227
Republic of Poland	6.250%	7/3/2012	150	166
Republic of South Africa	8.375%	10/17/2006	350	369
Republic of South Africa	8.500%	6/23/2017	100	129
State of Israel	4.625%	6/15/2013	75	74
Swedish Export Credit Corp.	2.875%	1/26/2007	100	99
United Mexican States	4.625%	10/8/2008	200	201
United Mexican States	8.375%	1/14/2011	1,500	1,740
United Mexican States	6.375%	1/16/2013	125	133
United Mexican States	5.875%	1/15/2014	250	259
United Mexican States	6.625%	3/3/2015	25	27
United Mexican States	11.375%	9/15/2016	50	74
United Mexican States	8.125%	12/30/2019	125	152
United Mexican States	8.300%	8/15/2031	350	431
United Mexican States	7.500%	4/8/2033	100	114
United Mexican States	6.750%	9/27/2034	125	131

TOTAL SOVEREIGN BONDS
(Cost $25,468)				25,967

TAXABLE MUNICIPAL BONDS (0.3%)

Illinois (Taxable Pension) GO	4.950%	6/1/2023	125	129
Illinois (Taxable Pension) GO	5.100%	6/1/2033	700	727
Kansas Dev. Finance Auth. Rev. (Public Employee Retirement System)	5.501%	5/1/2034	175	191
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/2029	100	134
New Jersey Turnpike Auth. Rev.	4.252%	1/1/2016	75	74
Oregon (Taxable Pension) GO	5.762%	6/1/2023	50	56
Oregon (Taxable Pension) GO	5.892%	6/1/2027	75	86
Oregon School Board Assn.	5.528%	6/30/2028	50	55
Wisconsin Public Service Rev.	4.800%	5/1/2013	75	77
Wisconsin Public Service Rev.	5.700%	5/1/2026	75	83

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $1,440)				1,612
TEMPORARY CASH INVESTMENT (3.4%)

			Shares
Vanguard Market Liquidity Fund, 3.139%†
(Cost $23,140)			23,140,218	23,140

TOTAL INVESTMENTS (102.3%)
(Cost $680,453)				695,060

OTHER ASSETS AND LIABILITIES (-2.3%)

Other Assets—Note B				9,654
Payables for Investment Securities Purchased				(22,595)
Other Liabilities				(2,544)

				(15,485)

NET ASSETS (100%)

Applicable to 60,541,453 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				$679,575

NET ASSET VALUE PER SHARE				$11.22

^	See Note A in Notes to Financial Statements.
*	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
**	Non-income-producing security—security in default.
†	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate value of these securities was $6,299,000, representing 0.9% of net assets.
(3)	Adjustable-rate note.
GO—General Obligation Bond.
PUT—Put Option Obligation.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

Total Bond Market Index Portfolio	Amount (000)	Per Share

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$652,358	$10.78
Undistributed Net Investment Income	13,534.22
Accumulated Net Realized Losses	(924)	(.02)
Unrealized Appreciation	14,607.24

NET ASSETS	$679,575	$11.22

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

STATEMENT OF OPERATIONS

Total Bond Market Index Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Interest	$14,970
Security Lending	1

Total Income	14,971

Expenses
The Vanguard Group—Note B
Investment Advisory Services	37
Management and Administrative	396
Marketing and Distribution	46
Custodian Fees	29
Shareholders' Reports	10
Trustees' Fees and Expenses	1

Total Expenses	519
Expenses Paid Indirectly—Note C	(5)

Net Expenses	514

NET INVESTMENT INCOME	14,457

REALIZED NET GAIN (LOSS) ON INVESTMENT
SECURITIES SOLD	(805)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	2,691

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,343

STATEMENT OF CHANGES IN NET ASSETS

	Total Bond Market Index Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$14,457	$25,694
Realized Net Gain (Loss)	(805)	4,295
Change in Unrealized Appreciation
(Depreciation)	2,691	(4,927)

Net Increase (Decrease) in Net Assets
Resulting from Operations	16,343	25,062

Distributions
Net Investment Income	(25,502)	(29,677)
Realized Capital Gain	(4,534)	(973)

Total Distributions	(30,036)	(30,650)

Capital Share Transactions1
Issued	60,441	130,313
Issued in Lieu of Cash Distributions	30,036	30,650
Redeemed	(31,778)	(111,492)

Net Increase (Decrease) from
Capital Share Transactions	58,699	49,471

Total Increase (Decrease)	45,006	43,883

Net Assets
Beginning of Period	634,569	590,686

End of Period	$679,575	$634,569

1Shares Issued (Redeemed)
Issued	5,363	11,543
Issued in Lieu of Cash Distributions	2,758	2,708
Redeemed	(2,840)	(9,793)

Net Increase (Decrease) in
Shares Outstanding	5,281	4,458

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Total Bond Market Index Portfolio
Six Months Ended June 30,		Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$11.48	$11.63	$11.74	$11.29	$11.34	$10.36	$10.34

Investment Operations
Net Investment Income	.23	.49	.57	.54	.158	.653	.680
Net Realized and Unrealized Gain (Loss) on Investments	.04	(.01)	(.12)	.36	(.208)	.670	.020

Total from Investment Operations	.27	.48	.45	.90	(.050)	1.323	.700

Distributions
Dividends from Net Investment Income	(.45)	(.61)	(.56)	(.45)	—	(.343)	(.680)
Distributions from Realized Capital Gains	(.08)	(.02)	—	—	—	—	—

Total Distributions	(.53)	(.63)	(.56)	(.45)	—	(.343)	(.680)

Net Asset Value, End of Period	$11.22	$11.48	$11.63	$11.74	$11.29	$11.34	$10.36

Total Return	2.49%	4.20%	4.02%	8.31%	-0.44%	13.05%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$680	$635	$591	$688	$533	$520	$337
Ratio of Total Expenses to Average Net Assets	0.16%**	0.17%	0.22%	0.24%	0.22%**	0.22%	0.20%
Ratio of Net Investment Income to Average Net Assets	4.45%**	4.38%	4.48%	5.33%	5.82%**	6.31%	6.63%
Portfolio Turnover Rate†	61%**	73%	95%	106%	22%	100%	92%

*	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001. **Annualized.
†	The portfolio turnover rates excluding paydowns on mortgage-backed securities were 53%, 60%, 85%, 91%, 19%, 75%, and 61%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.	Distributions: Distributions to shareholders are recorded on the ex–dividend date.

4.	Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, and/or fees received from borrowers, less expenses associated with the loan.

5.	Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $85,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2005, custodian fee offset arrangements reduced the portfolio’s expenses by $5,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $14,607,000, consisting of unrealized gains of $18,685,000 on securities that had risen in value since their purchase and $4,078,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2005, the portfolio purchased $93,302,000 of investment securities and sold $64,414,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $147,231,000 and $134,047,000, respectively.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	TOTAL BOND MARKET INDEX PORTFOLIO
As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Total Bond Market Index Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,024.92	$0.80

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.00	$0.80

*	The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of the Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the portfolio has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Total Bond Market Index Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in the peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the Total Bond Market Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

VANGUARD® HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio returned 0.8% in the first half of the 2005 fiscal year. The portfolio’s result surpassed the average return of its mutual fund peers, although it fell shy of the performance of the benchmark index. Compared with the index, the portfolio was hindered somewhat by its policy of diversifying broadly by sector and issuer. During the period, a small number of individual securities generated exceptional returns, rewarding investors concentrated in those positions.

The table below shows six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns	Six Months Ended June 30, 2005

High Yield Bond Portfolio	0.8%
Lehman High Yield Index	1.1
Average High Current Yield Fund*	0.3
Lehman Aggregate Bond Index	2.5

*Derived from data provided by Lipper Inc.

As of June 30, the portfolio’s annualized yield stood at 6.43%, which was 0.67 percentage point higher than at the start of the period.

BOND DIVERSIFICATION WAS A MODEST DETRACTOR

Investors’ appetite for risk diminished somewhat during the first half of the fiscal year, so returns from the high-yield bond market lagged those seen in the investment-grade market. High-yield bonds gained some additional appeal, however, when automakers Ford and General Motors joined the category. (Ford subsequently departed to reenter the investment-grade environment as a result of shifts in Lehman index criteria.)

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

High Yield Bond Portfolio	0.24%
Average High Current Yield Fund	1.30

*	Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The portfolio’s income return for the period was approximately 7.3%, while its capital return was approximately –6.5%. Its shortfall versus the Lehman Brothers High Yield Index resulted in part from the investment advisor’s unwillingness to hold concentrated positions—a policy that has served the portfolio well over time but that can limit returns when a handful of securities deliver exceptional performance. Although it lagged the index by a small margin, the portfolio outperformed its average peer, largely as a result of its lower costs.

A USEFUL COMPONENT OF A DIVERSIFIED PORTFOLIO

As is likely to occur occasionally with any asset class or investment style, the portfolio’s strategy—while successful versus its average peer—came up a bit short relative to its benchmark. An important part of a balanced portfolio is having complementary holdings that can augment or compensate for the strong or weak performance of any given asset class or style. The High Yield Bond Portfolio can be a useful part of a strategy that includes appropriate exposure to investments suited to your needs.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

REPORT FROM THE ADVISOR	HIGH YIELD BOND PORTFOLIO

During the first six months of 2005, the high-yield market lagged other fixed income categories as risk premiums widened. The High Yield Corporate Portfolio returned 0.8% for the period, a result far short of its 8.5% return for calendar 2004. The portfolio’s return was in line with the 1.1% gain of its benchmark, the Lehman High Yield Index.

THE INVESTMENT ENVIRONMENT

The economic environment for high-yield bonds remained reasonably constructive, with low default rates and abundant liquidity in the capital markets. Real growth in the gross domestic product continues at an annualized rate above 3%. As of midyear 2005, Moody’s was reporting a default rate of 1.9%, the lowest rate reported since defaults began to increase early in 1999. By comparison, Moody’s reported a global speculative-grade default rate of 2.3% at the end of 2004. The high-yield market’s low default rate reflects an improving credit environment in which high-yield companies are able to obtain relatively low-cost financing for maturing loans and other liabilities.

Investment Philosophy
The advisor believes a diversified group of high-yielding, medium- and low-quality corporate bonds—selected after rigorous credit assessment—can provide sustainable, high current income as well as some potential for capital growth.

As of June 30, the high-yield spread against the 10-year Treasury note had widened to 381 basis points (3.81 percentage points), up by 127 basis points since the end of 2004. The yield of the 10-year Treasury fell over the period from 4.22% to 3.91%, while the below-investment-grade yield rose from 6.76% to 7.72%. Spreads still remain well inside their 10-year historical average of 506 basis points.

Within the high-yield market, higher-quality bonds outperformed the lower-quality segment during the half-year. BB-rated bonds, aided in large part by the inclusion of General Motors and Ford in the index as of June 1, returned 2.27% during the period; B-rated bonds returned 1.06%; and CCC-rated bonds returned –1.19%.

A major event for the market this year was the arrival of Ford and General Motors as below-investment-grade issuers. Investors’ anticipation of a large supply of debt from the two automakers contributed to a repricing of the entire high-yield market in the spring. The auto sector, in general, was hard hit as investors analyzed how the declining fortunes of the two largest domestic automakers would affect auto suppliers. (Ford ultimately was readmitted to the investment-grade market because of changes in index criteria.)

Investors seem to be selling high-yield bonds even though absolute yields on other intermediate-term U.S. bonds remain low. Market participants appear to be acting on concerns that marginal borrowers will be rationed credit as the Federal Reserve continues to raise rates and that risk premiums will widen.

The global markets for investment-grade fixed income securities are in a period of low nominal yields and thus offer less competition for high-yield bonds in an absolute sense. Investors may continue to embrace risk and to prevent risk premiums from widening as they search for a baseline of income. From a historical viewpoint, the added yield being offered for taking more risk doesn’t seem especially favorable to investors; nonetheless, no global flight to quality has occurred. Relatively low absolute yields will temper any capital appreciation, but basic fundamentals should allow high-yield investors to earn close to their coupon for the rest of the year. Capital appreciation will have to come more from upgrades in credit ratings than from improvements in the overall high-yield market.

Bond investors are still haunted by corporate management teams attempting to maximize shareholder wealth. At times, the managers seek to achieve this with share buybacks or leveraged buyouts. These types of financial engineering generally lead to more leverage on the balance sheets and lower credit ratings, neither of which bodes well for high-yield investors.

THE PORTFOLIO’S PERFORMANCE

No defaults occurred in the portfolio during the half-year, a period when credit upgrades well exceeded downgrades. Within the lower-quality portion of

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

the corporate bond market, your portfolio follows a relatively high-quality bias by focusing on the “upper tier” of the credit spectrum. Over the long term, we believe that this strategy has rewarded investors. We attempt to find companies with more consistent or stable businesses and with greater predictability of cash flows than those at the lowest ends of the quality spectrum.

Given that higher-quality bonds outperformed the market in the first half of the year, we are disappointed in the portfolio’s performance relative to its benchmark. Our security selection in the auto sector has been our main shortfall thus far in 2005. Although we did not experience any defaults, our decision not to hold General Motors did hurt relative return in June when that company’s bonds came into the high-yield market. On the other hand, our underweighting in the airline industry helped the portfolio’s relative performance.

THE PORTFOLIO’S POSITIONING

The portfolio is consistent in its investment objective and strategy. The upper-tier bias we noted above reflects a higher credit hurdle for acceptance of an issuer into the portfolio. We accept lower yields but work to deliver fewer defaults and better total return than the market provides over a long period of time.

At this point, we are shifting our focus from finding opportunity to avoiding trouble, as we are slowly raising quality at the margin. We are making this small shift because of the unbalanced levels of risk and potential return that exist in the high-yield market. We expect defaults to stay low in the second half of 2005 but to rise in 2006, reflecting the abundance of low-quality issuance in 2004. We will continue to strive to minimize credit mistakes while remaining positioned to capture the beneficial effects of a growing economy.

We still believe that corporate bonds, in general, have an asymmetrical payoff, meaning that their prices can decline much more than they are able to appreciate. Our strategy to mitigate this potential erosion of capital is to diversify the portfolio across issuers and industries to dampen the effects of credit mistakes. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities (such as convertibles), because of the potential volatility from these instruments.

Earl E. McEvoy

SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

JULY 18, 2005

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

PORTFOLIO PROFILE	HIGH YIELD BOND PORTFOLIO As of June 30, 2005

Financial Attributes
	Portfolio	Comparative Index*	Broad Index**

Number of Issues	383	1,766	6,124
Yield	6.4%	—	—
Yield to Maturity	6.9%†	8.0%	4.5%
Average Coupon	8.0%	8.0%	5.2%
Average Effective Maturity	7.7 years	8.2 years	6.8 years
Average Quality††	Ba2	B1	Aa1
Average Duration	4.4 years	4.6 years	4.2 years
Expense Ratio	0.24%‡	—	—
Short-Term Reserves	3%	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**

R-Squared	0.94	1.00	0.07	1.00
Beta	0.75	1.00	0.35	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	0%
1-5 Years	21
5-10 Years	70
10-20 Years	3
20-30 Years	6

Total	100%

Sector Diversification‡‡(% of portfolio)
Basic Industry	12%
Capital Goods	7
Communication	19
Consumer Cyclical	16
Consumer Noncyclical	11
Energy	7
Finance	2
Other Industrial	2
Technology	3
Transportation	2
Treasury/Agency	5
Utilities	11

Short-Term Reserves	3%

Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	4%
Aa	0
A	0
Baa	5
Ba	46
B	44
Not Rated	1

Total	100%

Investment Focus

*	Lehman High Yield Index.
**	Lehman Aggregate Bond Index.
†	Before expenses.
††	Source: Moody's Investors Service.
‡	Annualized.
‡‡	The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.   A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.   A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.   A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

PERFORMANCE SUMMARY	HIGH YIELD BOND PORTFOLIO As of June 30, 2005

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) June 3, 1996–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
		One	Five	Since Inception
	Inception Date	Year	Years	Capital	Income	Total

High Yield Bond Portfolio	6/3/1996	8.54%	5.69%	-1.82%	7.96%	6.14%

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

FINANCIAL STATEMENTS (unaudited) STATEMENT OF NET ASSETS	As of June 30, 2005

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

CORPORATE BONDS (93.1%)

Finance (1.9%)
Banking (0.7%)
Chevy Chase Savings Bank	6.875%	12/1/2013	$720	$752
Western Financial Bank	9.625%	5/15/2012	915	993
Brokerage (0.5%)
E*Trade Financial Corp.	8.000%	6/15/2011	650	686
REFCO Finance Holdings	9.000%	8/1/2012	590	622
Insurance (0.5%)
Provident Funding Mortgage Loan Trust	7.000%	7/15/2018	305	311
UnumProvident Corp.	7.625%	3/1/2011	265	285
UnumProvident Corp.	6.750%	12/15/2028	585	540
UnumProvident Corp.	7.375%	6/15/2032	40	40
Real Estate Investment Trusts (0.2%)
CBRE Escrow Inc.	9.750%	5/15/2010	227	250
Thornburg Mortgage	8.000%	5/15/2013	255	260

				4,739

Industrial (80.0%)
Basic Industry (12.4%)
Abitibi-Consolidated Inc.	8.550%	8/1/2010	2,025	2,106
Abitibi-Consolidated Inc.	7.500%	4/1/2028	775	670
Airgas, Inc.	9.125%	10/1/2011	595	643
AK Steel Corp.	7.750%	6/15/2012	225	191
Arch Western Finance	6.750%	7/1/2013 (3)	1,295	1,337
BCP Caylux Holdings	9.625%	6/15/2014	770	862
Borden U.S. Financial/Nova Scotia	9.000%	7/15/2014(1)	445	452
Bowater Canada Finance	7.950%	11/15/2011	1,250	1,325
Bowater Inc.	6.500%	6/15/2013	25	25
Compass Minerals Group	10.000%	8/15/2011	1,000	1,090
Equistar Chemicals LP	10.125%	9/1/2008	165	179
Equistar Chemicals LP	10.625%	5/1/2011	605	672
Fluor Corp.	6.950%	3/1/2007	500	514
Georgia-Pacific Corp.	8.875%	2/1/2010	1,455	1,651
Georgia-Pacific Corp.	9.375%	2/1/2013	1,890	2,145
Georgia-Pacific Corp.	8.000%	1/15/2024	430	498
Hawk Corp.	8.750%	11/1/2014	235	237
Huntsman Advanced Materials	11.000%	7/15/2010	170	192
Huntsman LLC	11.625%	10/15/2010	225	264
IMC Global, Inc.	10.875%	6/1/2008	1,020	1,146
IMC Global, Inc.	11.250%	6/1/2011	140	155
IMC Global, Inc.	7.300%	1/15/2028	640	619
Koppers Inc.	9.875%	10/15/2013	675	732
Longview Fibre Co.	10.000%	1/15/2009	340	362
Lubrizol Corp.	5.500%	10/1/2014	225	232
Lyondell Chemical Co.	9.625%	5/1/2007	765	817
Lyondell Chemical Co.	9.500%	12/15/2008	415	442
Massey Energy Co.	6.625%	11/15/2010	340	351
MDP Acquisitions	9.625%	10/1/2012	810	806
Methanex Corp.	8.750%	8/15/2012	855	979
Millennium America Inc.	9.250%	6/15/2008	840	912
Nalco Co.	7.750%	11/15/2011	710	755
Nalco Co.	8.875%	11/15/2013	140	150
Neenah Paper Inc.	7.375%	11/15/2014 (1)	810	786
Norske Skog Canada	8.625%	6/15/2011	965	994
Nova Chemicals Corp.	6.500%	1/15/2012	165	160
Novelis Corp.	7.250%	2/15/2015 (1)	890	892
Omnova Solutions Inc.	11.250%	6/1/2010	145	152
Peabody Energy Corp.	6.875%	3/15/2013	1,135	1,209

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Russel Metals Inc.	6.375%	3/1/2014	$130	$124
Ryerson Tull, Inc.	9.125%	7/15/2006	500	508
Smurfit Capital Funding PLC	7.500%	11/20/2025	195	183
Steel Dynamics, Inc.	9.500%	3/15/2009	720	767
Stone Container Corp.	9.250%	2/1/2008	760	792
Stone Container Corp.	9.750%	2/1/2011	970	1,023
Tembec Industries Inc.	8.500%	2/1/2011	315	242
U.S. Steel LLC	10.750%	8/1/2008	765	849
Capital Goods (7.1%)
Alliant Techsystems Inc.	8.500%	5/15/2011	315	335
Allied Waste North America Inc.	8.875%	4/1/2008	1,265	1,322
Allied Waste North America Inc.	8.500%	12/1/2008	150	158
Allied Waste North America Inc.	6.500%	11/15/2010	55	54
Allied Waste North America Inc.	5.750%	2/15/2011	155	145
Allied Waste North America Inc.	6.375%	4/15/2011	460	439
Allied Waste North America Inc.	7.250%	3/15/2015 (1)	490	472
American Standard Cos. Inc.	7.375%	2/1/2008	595	637
Anchor Glass Container	11.000%	2/15/2013	870	679
Argo Tech Corp.	9.250%	6/1/2011	515	559
Building Materials Corp.	7.750%	8/1/2014	1,070	998
Case New Holland Inc.	9.250%	8/1/2011	560	592
Case New Holland Inc.	9.250%	8/1/2011	1,270	1,343
Crown Euro Holdings SA	9.500%	3/1/2011	375	415
Crown Euro Holdings SA	10.875%	3/1/2013	895	1,056
Douglas Dynamic LLC	7.750%	1/15/2012 (1)	160	157
Invensys PLC	9.875%	3/15/2011 (1)	1,050	1,024
Kennametal Inc.	7.200%	6/15/2012	255	285
L-3 Communications Corp.	7.625%	6/15/2012	950	1,012
Moog Inc.	6.250%	1/15/2015	200	201
NMHG Holding Co.	10.000%	5/15/2009	485	514
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	705	753
Owens-Brockway Glass Container, Inc.	7.750%	5/15/2011	650	696
Owens-Brockway Glass Container, Inc.	8.750%	11/15/2012	265	292
Pliant Corp.	11.125%	9/1/2009	100	97
Sequa Corp.	9.000%	8/1/2009	1,205	1,326
Texas Industries Inc.	10.250%	6/15/2011	310	359
Texas Industries Inc.	7.250%	7/15/2013 (1)	265	272
TransDigm, Inc.	8.375%	7/15/2011	70	74
Tyco International Group SA	6.750%	2/15/2011	460	510
United Rental North America	6.500%	2/15/2012	1,640	1,613
Communication (19.5%)
Alaska Communications System Holdings	9.875%	8/15/2011	659	709
AT&T Corp.	9.050%	11/15/2011 (3)	1,179	1,357
AT&T Corp.	9.750%	11/15/2031 (3)	535	692
Canwest Media Inc.	10.625%	5/15/2011	520	569
Canwest Media Inc.	8.000%	9/15/2012	825	870
Centennial Cellular	10.125%	6/15/2013	450	507
Centennial Communication	8.125%	2/1/2014 (3)	85	90
Charter Communications OPT LLC	8.000%	4/30/2012 (1)	1,990	1,990
Charter Communications OPT LLC	8.375%	4/30/2014 (1)	650	647
Citizens Communications	7.625%	8/15/2008	370	390
Citizens Communications	9.250%	5/15/2011	1,820	2,029
Corus Entertainment, Inc.	8.750%	3/1/2012	1,410	1,512
CSC Holdings, Inc.	7.875%	12/15/2007	625	644
CSC Holdings, Inc.	8.125%	7/15/2009	240	243
CSC Holdings, Inc.	8.125%	8/15/2009	1,170	1,186
CSC Holdings, Inc.	7.625%	4/1/2011	1,085	1,080
CSC Holdings, Inc.	6.750%	4/15/2012 (1)(3)	585	548
Dex Media East LLC	9.875%	11/15/2009	980	1,083
Dex Media West LLC	8.500%	8/15/2010	255	279
Dex Media, Inc.	8.000%	11/15/2013	450	484
DirecTV Holdings	8.375%	3/15/2013	235	260
Dobson Cellular Systems	8.375%	11/1/2011	670	705

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

EchoStar DBS Corp.	5.750%	10/1/2008	$640	$638
EchoStar DBS Corp.	6.375%	10/1/2011	1,075	1,067
GCI Inc.	7.250%	2/15/2014	1,410	1,354
Houghton Mifflin Co.	8.250%	2/1/2011	790	818
Insight Midwest LP	9.750%	10/1/2009	50	52
Insight Midwest LP	10.500%	11/1/2010	2,235	2,377
Intelsat Bermuda Ltd.	7.805%	1/15/2012 (1)(3)	240	244
Intelsat Bermuda Ltd.	8.250%	1/15/2013 (1)	200	207
Intelsat Bermuda Ltd.	8.625%	1/15/2015 (1)	790	831
Intelsat Ltd.	5.250%	11/1/2008	505	472
Lamar Media Corp.	7.250%	1/1/2013	400	424
Mail-Well Corp.	9.625%	3/15/2012	970	1,052
MCI Inc.	7.688%	5/1/2009 (3)	370	385
MCI Inc.	8.735%	5/1/2014 (3)	1,450	1,626
Mediacom Broadband LLC	11.000%	7/15/2013	1,135	1,229
Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/2013	435	435
Medianews Group Inc.	6.875%	10/1/2013	700	697
Nextel Communications	6.875%	10/31/2013	945	1,011
Nextel Communications	5.950%	3/15/2014	2,414	2,508
PanAmSat Corp.	9.000%	8/15/2014	583	635
Quebecor Media Inc.	11.125%	7/15/2011	1,220	1,354
Qwest Communications International Inc.	7.250%	2/15/2011 (3)	510	491
Qwest Communications International Inc.	8.875%	3/15/2012 (3)	2,745	2,978
Qwest Communications International Inc.	7.500%	2/15/2014 (3)	355	333
Radio one Inc.	6.375%	2/15/2013 (1)	330	325
Rogers Cable Inc.	7.875%	5/1/2012	90	98
Rogers Cable Inc.	6.250%	6/15/2013	1,255	1,252
Rogers Cable Inc.	5.500%	3/15/2014	725	685
Rogers Cable Inc.	6.750%	3/15/2015	190	195
Rogers Cable Inc.	7.500%	3/15/2015	395	429
Rogers Wireless Inc.	9.625%	5/1/2011	1,495	1,757
Rogers Wireless Inc.	6.375%	3/1/2014	1,040	1,056
Shaw Communications Inc.	8.250%	4/11/2010	845	942
Shaw Communications Inc.	7.250%	4/6/2011	55	60
Sinclair Broadcast Group	8.750%	12/15/2011	475	499
Sinclair Broadcast Group	8.000%	3/15/2012	790	810
US West Communications Group	6.875%	9/15/2033	725	625
Vertis Inc.	9.750%	4/1/2009	415	432
Vertis Inc.	10.875%	6/15/2009	245	233
Consumer Cyclical (15.9%)
Affinia Group Inc.	9.000%	11/30/2014 (1)	190	158
AMC Entertainment Inc.	8.000%	3/1/2014	690	611
Argosy Gaming Co.	7.000%	1/15/2014	450	498
Arvinmeritor Inc.	8.750%	3/1/2012	720	752
Aztar Corp	9.000%	8/15/2011	465	505
Beazer Homes USA, Inc.	8.625%	5/15/2011	860	916
Beazer Homes USA, Inc.	8.375%	4/15/2012	195	209
Boyd Gaming Corp.	8.750%	4/15/2012	220	238
Boyd Gaming Corp.	7.750%	12/15/2012	315	336
Boyd Gaming Corp.	6.750%	4/15/2014	145	149
Cummins Inc.	9.500%	12/1/2010 (3)	235	260
Cummins Inc.	7.125%	3/1/2028	189	189
D.R. Horton, Inc.	5.000%	1/15/2009	205	205
D.R. Horton, Inc.	4.875%	1/15/2010	385	380
D.R. Horton, Inc.	9.750%	9/15/2010	220	257
D.R. Horton, Inc.	7.875%	8/15/2011	250	279
D.R. Horton, Inc.	5.375%	6/15/2012	560	557
D.R. Horton, Inc.	5.250%	2/15/2015	810	781
D.R. Horton, Inc.	5.625%	1/15/2016	595	586
Dana Corp.	7.000%	3/15/2028	35	30
Dura Operating Corp.	8.625%	4/15/2012	395	357
Ford Motor Co.	7.450%	7/16/2031	2,330	1,934
Ford Motor Credit Co.	7.000%	10/1/2013	1,375	1,331
Host Marriott LP	9.500%	1/15/2007	739	785

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Host Marriott LP	7.125%	11/1/2013	$1,740	$1,810
Isle of Capri Casinos	7.000%	3/1/2014	680	685
ITT Corp.	7.375%	11/15/2015	35	39
J.B. Poindexter Co.	8.750%	3/15/2014	545	496
J.C. Penney Co., Inc.	7.375%	8/15/2008	290	311
John Q. Hammons Hotel	8.875%	5/15/2012	375	411
KB Home	8.625%	12/15/2008	585	639
KB Home	7.750%	2/1/2010	50	52
KB Home	6.375%	8/15/2011	85	88
KB Home	6.250%	6/15/2015	475	481
Liberty Media Corp.	7.750%	7/15/2009	175	186
Liberty Media Corp.	7.875%	7/15/2009	760	811
Liberty Media Corp.	5.700%	5/15/2013	830	773
Liberty Media Corp.	8.250%	2/1/2030	610	612
Lodgenet Entertainment Corp.	9.500%	6/15/2013	275	301
Mandalay Resort Group	9.375%	2/15/2010	1,185	1,321
Marquee Inc.	8.625%	8/15/2012	695	712
Meritage Corp.	7.000%	5/1/2014	415	408
MGM Mirage, Inc.	9.750%	6/1/2007	825	891
MGM Mirage, Inc.	8.500%	9/15/2010	2,270	2,508
Mohegan Tribal Gaming	6.125%	2/15/2013 (1)	390	394
Movie Gallery	11.000%	5/1/2012 (1)	495	520
Navistar International Corp.	6.250%	3/1/2012 (1)	340	328
Park Place Entertainment Corp.	8.875%	9/15/2008	505	558
Park Place Entertainment Corp.	8.125%	5/15/2011	50	57
Park Place Entertainment Corp.	7.000%	4/15/2013	1,190	1,321
Rite Aid Corp.	8.125%	5/1/2010	80	82
Rite Aid Corp.	9.500%	2/15/2011	1,090	1,164
Rite Aid Corp.	7.500%	1/15/2015	195	187
Riviera Holdings Corp.	11.000%	6/15/2010	390	426
Royal Caribbean Cruises	7.500%	10/15/2027	420	461
Seneca Gaming Corp.	7.250%	5/1/2012 (1)	140	145
Seneca Gaming Corp.	7.250%	5/1/2012	630	651
Service Corp. International	7.000%	6/15/2017 (1)	645	658
Speedway Motorsports Inc.	6.750%	6/1/2013	355	368
Standard Pacific Corp.	6.500%	10/1/2008	550	557
Standard Pacific Corp.	9.500%	9/15/2010	355	375
Standard Pacific Corp.	6.875%	5/15/2011	360	365
Starwood Hotel Resorts	7.875%	5/1/2012 (3)	1,525	1,719
Station Casinos	6.000%	4/1/2012	170	174
Station Casinos	6.500%	2/1/2014	970	993
Tenneco Automotive Inc.	10.250%	7/15/2013	565	638
Toll Brothers, Inc.	8.250%	12/1/2011	235	253
TRW Automotive Inc.	9.375%	2/15/2013	1,062	1,179
Visteon Corp.	7.000%	3/10/2014	730	604
Wynn Las Vegas LLC	6.625%	12/1/2014	1,180	1,145
Consumer Noncyclical (10.7%)
Ahold Finance USA Inc.	6.875%	5/1/2029	690	659
Alliance One International	11.000%	5/15/2012 (1)	635	652
Altria Group, Inc.	7.000%	11/4/2013	285	318
AmerisourceBergen Corp.	8.125%	9/1/2008	860	934
AmerisourceBergen Corp.	7.250%	11/15/2012	733	808
Bio-Rad Laboratories Inc.	7.500%	8/15/2013	195	211
Bio-Rad Laboratories Inc.	6.125%	12/15/2014	175	176
Biovail Corp.	7.875%	4/1/2010	1,410	1,445
Bombardier Recreational	8.375%	12/15/2013	755	810
Columbia/HCA Healthcare Corp.	7.690%	6/15/2025	130	140
Constellation Brands Inc.	8.125%	1/15/2012	865	923
Corrections Corp.	6.250%	3/15/2013	345	342
Coventry Health Care Inc.	5.875%	1/15/2012	30	31
Coventry Health Care Inc.	8.125%	2/15/2012	565	609
DaVita Inc.	6.625%	3/15/2013 (1)	365	377
DaVita Inc.	7.250%	3/15/2015 (1)	375	385
Delhaize America Inc.	9.000%	4/15/2031	360	451

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Dole Foods Co.	7.250%	6/15/2010	$75	$77
Dole Foods Co.	8.875%	3/15/2011	415	443
Fisher Scientific International Inc.	8.000%	9/1/2013	125	143
Fisher Scientific International Inc.	6.750%	8/15/2014	385	403
Fisher Scientific International Inc.	6.125%	7/1/2015 (1)	750	750
HCA Inc.	5.500%	12/1/2009	400	402
HCA Inc.	8.750%	9/1/2010	1,200	1,367
HCA Inc.	5.750%	3/15/2014	260	259
HCA Inc.	6.375%	1/15/2015	2,090	2,169
HCA Inc.	7.500%	11/6/2033	275	295
Health Net Inc.	9.875%	4/15/2011 (3)	275	328
HealthSouth Corp.	8.375%	10/1/2011	590	586
HealthSouth Corp.	7.625%	6/1/2012	1,345	1,308
NDC Health Corp.	10.500%	12/1/2012	735	781
Neighborcare Inc.	6.875%	11/15/2013	635	674
Omnicare, Inc.	8.125%	3/15/2011	1,250	1,320
Omnicare, Inc.	6.125%	6/1/2013	70	69
Owens & Minor, Inc.	8.500%	7/15/2011	830	891
Philip Morris Cos., Inc.	7.750%	1/15/2027	285	342
Quintiles Transnational	10.000%	10/1/2013	90	99
Radiologix, Inc.	10.500%	12/15/2008	615	650
RJ Reynolds Corp.	6.500%	7/15/2010 (1)	220	220
RJ Reynolds Corp.	7.300%	7/15/2015 (1)	1,040	1,036
Triad Hospitals Inc.	7.000%	5/15/2012	1,500	1,575
United Agricultural Products	8.250%	12/15/2011 (3)	233	241
Valeant Pharmaceuticals International	7.000%	12/15/2011	400	392
Ventas Realty LP/Capital Corp.	6.750%	6/1/2010 (1)	215	223
Ventas Realty LP/Capital Corp.	6.625%	10/15/2014	585	589
Ventas Realty LP/Capital Corp.	6.625%	10/15/2014 (1)	125	126
Ventas Realty LP/Capital Corp.	7.125%	6/1/2015 (1)	470	489
VWR International Inc.	8.000%	4/15/2014	255	244
Energy (6.4%)
Amerada Hess Corp.	7.875%	10/1/2029	555	703
Amerada Hess Corp.	7.300%	8/15/2031	1,130	1,365
Chesapeake Energy Corp.	7.750%	1/15/2015	105	113
Chesapeake Energy Corp.	6.625%	1/15/2016 (1)	1,020	1,053
Chesapeake Energy Corp.	6.875%	1/15/2016	415	434
Chesapeake Energy Corp.	6.250%	1/15/2018 (1)	980	963
Delta Petroleum Corp.	7.000%	4/1/2015 (1)	100	92
Encore Acquisition Co.	8.375%	6/15/2012	230	250
Encore Acquisition Co.	6.250%	4/15/2014	150	151
Encore Acquisition Co.	6.000%	7/15/2015 (1)	495	486
Evergreen Resources	5.875%	3/15/2012	110	109
Exco Resources Inc.	7.250%	1/15/2011	855	846
Forest Oil Corp.	8.000%	12/15/2011	640	704
Forest Oil Corp.	7.750%	5/1/2014	400	428
Giant Industries	11.000%	5/15/2012	439	492
Harvest Operations Corp.	7.875%	10/15/2011	150	147
Hornbeck Offshore Services	6.125%	12/1/2014	375	378
Key Energy Services Inc.	6.375%	5/1/2013	155	155
Magnum Hunter Resources Inc.	9.600%	3/15/2012	637	707
Newfield Exploration Co.	7.450%	10/15/2007	580	609
Newfield Exploration Co.	8.375%	8/15/2012	665	727
Parker Drilling Co.	9.625%	10/1/2013	675	763
Plains Exploration & Production Co.	8.750%	7/1/2012	130	141
Plains Exploration & Production Co.	7.125%	6/15/2014	280	300
Premcor Refining Group	6.750%	2/1/2011	85	91
Premcor Refining Group	9.500%	2/1/2013	1,265	1,448
Pride International Inc.	7.375%	7/15/2014	1,450	1,586
Range Resources	6.375%	3/15/2015	215	214
Whiting Petroleum Corp.	7.250%	5/1/2012	520	533
Whiting Petroleum Corp.	7.250%	5/1/2013	625	641

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Technology (3.3%)
Amkor Technology Inc.	9.250%	2/15/2008	$520	$494
Flextronics International Ltd.	6.250%	11/15/2014	675	675
Iron Mountain, Inc.	7.750%	1/15/2015	125	126
Lucent Technologies	6.450%	3/15/2029	440	394
MagnaChip Semiconductor	6.875%	12/15/2011 (1)	650	640
Sanmina-SCI Corp.	10.375%	1/15/2010	780	868
Sanmina-SCI Corp.	6.750%	3/1/2013	300	287
UGS Corp.	10.000%	6/1/2012	955	1,070
Xerox Corp.	9.750%	1/15/2009 (3)	2,750	3,128
Xerox Corp.	7.125%	6/15/2010	250	266
Xerox Corp.	7.200%	4/1/2016	255	277
Xerox Corp.	8.000%	2/1/2027	400	414
Transportation (1.7%)
American Airlines, Inc. Pass-Through Certificates	7.024%	10/15/2009	410	423
Continental Airlines Enhanced Equipment Trust Certificates	7.056%	9/15/2009	554	571
Continental Airlines Enhanced Equipment Trust Certificates	6.900%	1/2/2018 (2)	280	278
Delta Air Lines Enhanced Equipment Trust Certificates	7.111%	9/18/2011	745	708
Greenbrier Co. Inc.	8.375%	5/15/2015 (1)	635	646
Kansas City Southern Industries, Inc.	9.500%	10/1/2008	600	654
Kansas City Southern Industries, Inc.	7.500%	6/15/2009	655	673
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/2011	250	236
TFM SA de CV	9.375%	5/1/2012 (1)	235	246
Westinghouse Air Brake	6.875%	7/31/2013	5	5
Other (3.0%)
Adesa Corp.	7.625%	6/15/2012	730	741
FastenTech Inc.	11.500%	5/1/2011 (3)	370	401
General Cable Corp.	9.500%	11/15/2010	615	655
Itron Inc.	7.750%	5/15/2012	170	174
JohnsonDiversey Inc.	9.625%	5/15/2012	885	898
National Waterworks Inc.	10.500%	12/1/2012	345	389
Petroleum Geo-Services	10.000%	11/5/2010	1,175	1,319
Thomas & Betts Corp.	6.390%	2/10/2009	40	41
Thomas & Betts Corp.	7.250%	6/1/2013	185	196
Timken Co.	5.750%	2/15/2010	664	679
UCAR Finance, Inc.	10.250%	2/15/2012	1,630	1,720
Valmont Industries Inc.	6.875%	5/1/2014	115	116
Wesco Distribution Inc.	9.125%	6/1/2008	528	537

				207,567

Utilities (11.2%)
Electric (7.2%)
AES Corp.	9.500%	6/1/2009	50	56
AES Corp.	9.375%	9/15/2010	80	90
AES Corp.	8.750%	5/15/2013 (1)	1,565	1,745
AES Corp.	9.000%	5/15/2015 (1)	1,565	1,753
Allegheny Energy Supply	7.800%	3/15/2011	180	195
Aquila Inc.	9.950%	2/1/2011 (3)	1,245	1,348
Avista Corp.	9.750%	6/1/2008	570	644
CMS Energy Corp.	7.500%	1/15/2009	95	100
CMS Energy Corp.	8.500%	4/15/2011	760	847
DPL Inc.	6.875%	9/1/2011	610	663
Edison Mission	9.875%	4/15/2011	400	468
FirstEnergy Corp.	7.375%	11/15/2031	565	690
Midwest Generation LLC	8.750%	5/1/2034	1,285	1,439
Nevada Power Co.	10.875%	10/15/2009	95	106
Nevada Power Co.	8.250%	6/1/2011	345	389
Nevada Power Co.	6.500%	4/15/2012	295	307
Nevada Power Co.	9.000%	8/15/2013	510	572
Nevada Power Co.	5.875%	1/15/2015 (1)	520	520
Northwestern Corp.	5.875%	11/1/2014 (1)	90	91
NRG Energy Inc.	8.000%	12/15/2013 (1)	384	405
Reliant Energy, Inc.	6.750%	12/15/2014	1,160	1,137
Sierra Pacific Resources	8.625%	3/15/2014	405	447
TECO Energy, Inc.	7.200%	5/1/2011	820	887

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

TECO Energy, Inc.	7.000%	5/1/2012	$65	$70
TECO Energy, Inc.	6.750%	5/1/2015 (1)	125	132
Texas Genco LLC	6.875%	12/15/2014 (1)	1,105	1,163
TXU Corp.	5.550%	11/15/2014 (1)	960	922
TXU Corp.	6.500%	11/15/2024 (1)	950	924
TXU Corp.	6.550%	11/15/2034 (1)	480	461
Natural Gas (4.0%)
ANR Pipeline Co.	8.875%	3/15/2010	860	942
CenterPoint Energy Resources	7.875%	4/1/2013	545	649
Colorado Interstate Gas	5.950%	3/15/2015 (1)	90	88
El Paso Natural Gas Co.	7.625%	8/1/2010	425	448
El Paso Natural Gas Co.	7.500%	11/15/2026	190	200
El Paso Production Holdings	7.750%	6/1/2013	1,840	1,967
Enterprise Products Operating LP	6.875%	3/1/2033	1,010	1,135
Enterprise Products Operating LP	5.750%	3/1/2035 (1)	250	243
Semco Energy Inc.	7.125%	5/15/2008	100	102
Semco Energy Inc.	7.750%	5/15/2013	85	88
Southern Natural Gas	8.875%	3/15/2010	985	1,081
Suburban Propane Partners	6.875%	12/15/2013	370	352
Williams Cos., Inc.	7.125%	9/1/2011	1,025	1,110
Williams Cos., Inc.	8.125%	3/15/2012 (3)	1,270	1,454
Williams Cos., Inc.	7.500%	1/15/2031	425	460
Williams Cos., Inc.	7.750%	6/15/2031	45	50

				28,940

TOTAL CORPORATE BONDS
(Cost $234,843)				241,246

U.S. GOVERNMENT OBLIGATIONS (4.3%)

U.S. Treasury Note	3.375%	2/28/2007	1,830	1,823
U.S. Treasury Note	6.625%	5/15/2007	2,090	2,202
U.S. Treasury Note	5.625%	5/15/2008	2,165	2,280
U.S. Treasury Note	5.500%	5/15/2009	2,710	2,889
U.S. Treasury Note	5.750%	8/15/2010	1,400	1,531
U.S. Treasury Note	4.250%	8/15/2014	475	487

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $11,260)				11,212

TEMPORARY CASH INVESTMENTS (1.3%)

Repurchase Agreement (0.8%)
Goldman Sachs & Co.
(Dated 6/30/2005, Repurchase Value $2,100,000,
collateralized by Federal National Mortgage Assn., 5.500%, 6/1/2035)	3.450%	7/1/2005	2,100	2,100

			Shares

Money Market Fund (0.5%)
Vanguard Market Liquidity Fund, 3.139%*—Note F			1,246,000	1,246

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,346)				3,346

TOTAL INVESTMENTS (98.7%)
(Cost $249,449)				255,804

OTHER ASSETS AND LIABILITIES (1.3%)

Other Assets—Note C				7,532
Liabilities—Note F				(4,244)

				3,288

NET ASSETS (100%)

Applicable to 30,722,488 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				$259,092

NET ASSET VALUE PER SHARE				$8.43

^	See Note A in Notes to Financial Statements.
*	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate value of these securities was $27,881,000, representing 10.8% of net assets.
(2)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(3)	Adjustable-rate note.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

High Yield Bond Portfolio	Amount (000)	Per Share

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$287,353	$9.34
Undistributed Net Investment Income	8,528.28
Accumulated Net Realized Losses	(43,144)	(1.40)
Unrealized Appreciation	6,355.21

NET ASSETS	$259,092	$8.43

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

STATEMENT OF OPERATIONS

High Yield Bond Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Interest	$9,421
Security Lending	10

Total Income	9,431

Expenses
Investment Advisory Fees—Note B	78
The Vanguard Group—Note C
Management and Administrative	198
Marketing and Distribution	21
Custodian Fees	7
Shareholders' Reports	6

Total Expenses	310

NET INVESTMENT INCOME	9,121

REALIZED NET GAIN (LOSS) ON
INVESTMENT SECURITIES SOLD	1,322

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	(8,182)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,261

STATEMENT OF CHANGES IN NET ASSETS

	High Yield Bond Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$9,121	$19,378
Realized Net Gain (Loss)	1,322	6,385
Change in Unrealized Appreciation
(Depreciation)	(8,182)	(4,072)

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,261	21,691

Distributions
Net Investment Income	(19,588)	(19,788)
Realized Capital Gain	—	—

Total Distributions	(19,588)	(19,788)

Capital Share Transactions1
Issued	25,126	49,034
Issued in Lieu of Cash Distributions	19,588	19,788
Redeemed	(43,102)	(90,700)

Net Increase (Decrease) from
Capital Share Transactions	1,612	(21,878)

Total Increase (Decrease)	(15,715)	(19,975)

Net Assets
Beginning of Period	274,807	294,782

End of Period	$259,092	$274,807

1Shares Issued (Redeemed)
Issued	2,912	5,606
Issued in Lieu of Cash Distributions	2,343	2,339
Redeemed	(5,015)	(10,384)

Net Increase (Decrease) in
Shares Outstanding	240	(2,439)

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

High Yield Bond Portfolio

Six Months Ended June 30,		Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$9.02	$8.95	$8.21	$8.59	$8.28	$9.02	$9.50

Investment Operations
Net Investment Income	.32	.68	.53	.59	.168	.794	.849
Net Realized and Unrealized Gain (Loss) on Investments	(.25)	.04	.78	(.46)	.142	(1.120)	(.480)

Total from Investment Operations	.07	.72	1.31	.13	.310	(.326)	.369

Distributions
Dividends from Net Investment Income	(.66)	(.65)	(.57)	(.51)	—	(.414)	(.849)
Distributions from Realized Capital Gains	—	—	—	—	—	—	—

Total Distributions	(.66)	(.65)	(.57)	(.51)	—	(.414)	(.849)

Net Asset Value, End of Period	$8.43	$9.02	$8.95	$8.21	$8.59	$8.28	$9.02

Total Return	0.84%	8.53%	16.87%	1.54%	3.74%	-3.72%	4.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$259	$275	$295	$203	$172	$158	$142
Ratio of Total Expenses to Average Net Assets	0.24%**	0.24%	0.29%	0.33%	0.28%**	0.28%	0.26%
Ratio of Net Investment Income to Average Net Assets	7.01%**	7.22%	7.59%	8.40%	8.87%**	9.26%	9.12%
Portfolio Turnover Rate	51%**	57%	49%	30%	6%	29%	23%

*	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2005, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $32,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2004, the fund had available realized losses of $44,453,000 to offset future net capital gains of $3,977,000 through December 31, 2008, $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, and $1,992,000 through December 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carry-forward balances above.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $6,355,000, consisting of unrealized gains of $8,668,000 on securities that had risen in value since their purchase and $2,313,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2005, the portfolio purchased $58,268,000 of investment securities and sold $65,210,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,781,000 and $7,234,000, respectively.

F. The market value of securities on loan to broker/dealers at June 30, 2005, was $1,170,000, for which the portfolio received cash collateral of $1,246,000.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	HIGH YIELD BOND PORTFOLIO As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
High Yield Bond Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,008.37	$1.20

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.60	$1.20

*	The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP, the portfolio’s investment advisor. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods and the organizational depth and stability of the firm. Wellington Management manages about $470 billion in assets, including all or part of 16 Vanguard portfolios. Portfolio manager Earl McEvoy has worked in investment management since 1972 and has managed the portfolio since its inception. Portfolio manager Nathaniel Levy has worked in investment management since 1984 and has advised the portfolio since 2003.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or under-performance of relevant benchmarks and peer groups. Wellington Management has carried out its investment strategy in disciplined fashion, and the results provided by Wellington Management have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The High Yield Bond Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in the peer group. The portfolio’s advisory fee was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase. The advisory agreement will continue for one year and is renewable by the portfolio’s board after that for successive one-year periods.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

VANGUARD® BALANCED PORTFOLIO

During a period when stocks floundered, much of the bond market rallied, even as rising short-term rates hurt the performance of short-term bonds. The Balanced Portfolio gained 1.1% for the first half of 2005, putting it ahead of both its average mutual fund peer and its composite benchmark, which blends large-capitalization stocks and high-quality bonds in proportions similar to the portfolio’s target allocation. At the end of June, the portfolio’s stock dividends and interest income together provided a yield of 2.7%.

Total Returns	Six Months Ended June 30, 2005

Balanced Portfolio	1.1%
Composite Stock/Bond Index*	0.5
Average Balanced Fund**	0.4
Dow Jones Wilshire 5000 Index	0.0

*65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index. **Derived from data provided by Lipper Inc.

The table at left shows the returns of your portfolio and its comparative standards over the past six months. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

ENERGY STOCKS, GOVERNMENT BONDS FUELED RETURNS

The portfolio’s stock portion returned 0.1% for the six-month period, compared with –0.8% for the Standard & Poor’s 500 Index. The portfolio’s advantage largely resulted from its holdings in non-U.S. energy companies, which saw impressive stock-price increases in the wake of record oil prices. Examples include BP, Royal Dutch Petroleum, and Petrol Brasil. The advisor also underweighted technology holdings, which continued to underperform the broad market.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

Balanced Portfolio	0.25%
Average Balanced Fund	1.28

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Energy presented one of the few bright spots in the half-year. Of the 12 industry sectors represented in the portfolio, 7 produced negative returns. Materials & processing companies detracted the most from the portfolio’s performance on both an absolute basis and relative to the benchmark. The portfolio’s large weightings in International Paper (whose earnings slowed unexpectedly), Alcoa, and DuPont were a disadvantage during the half-year.

The portfolio’s bond holdings gained 3.1%, compared with 2.9% for the Lehman Credit A or Better Bond Index. Corporate bonds performed well in a favorable credit environment for corporate borrowers, marked by strong cash flows and reduced corporate debt. The portfolio outperformed its corporate bond index by holding intermediate-and long-term U.S. Treasury and government securities, which rallied during the period.

Although a six-month period should not be used to judge long-term performance, the divergent returns of the stock and bond markets in the half-year help to underscore the importance of holding a balanced portfolio.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

BALANCED PORTFOLIO

ADVISOR'S REPORT

The Balanced Portfolio returned 1.1% during the six-month period ended June 30, 2005. This result was ahead of both the 0.4% return for the average balanced mutual fund and the 0.5% return of the benchmark composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

INVESTMENT ENVIRONMENT

The stock market struggled to make progress during the half-year. Market participants seemed most concerned with the continuing war in Iraq, a possible “soft patch” in the economic recovery, and the threat of a housing bubble.

While there seems to be some progress in Iraq, the high cost of the U.S. military presence has put pressure on the government’s budget deficit. The economy appears to be slowing, which is worrisome to investors. In addition, the booming housing cycle has shown signs of speculative activity. A housing slowdown would be a further brake on the economy.

Offsetting these concerns, the Asian economy has stayed relatively strong and remains the key driver of global industrial demand. In addition, we expect Asian consumers to contribute to global growth.

Investment Philosophy

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

The U.S. economy is still producing respectable GDP growth in the range of 3% a year. The U.S. dollar has beenstronger than expected, as Europe’s economy is lagging and European demographics are not favorable for growth. Higher short-term interest rates may have also helped moderate growth abroad in the first half.

This has been a surprising six months in the bond market. The most unusual aspect of the half-year’s activity has been in the U.S. Treasury market, where yields of intermediate- and long-term securities declined while the Federal Reserve Board was raising short-term rates. This was extraordinary, particularly given that oil prices were rising sharply at the same time. The behavior of longer-term yields means that the bond market has finally become convinced that inflation is going to remain low and under control for the foreseeable future.

At this point we believe that the Fed will continue to boost short-term rates and that yields in general will remain rather low. This conclusion is based on our consensus view that inflation will remain well-behaved.

OUR SUCCESSES

Positive equity performance in the period was driven largely by the portfolio’s meaningful overweighting in the energy sector. Notable contributors included EnCana and Petrol Brasil, which rose significantly as their substantial reserves became increasingly valuable with the rise in energy prices. TXU, the Texas-based utility company, rose sharply on dramatic increases in dividends and earnings. Abbott Laboratories performed well as the company’s blockbuster arthritis drug Humira continued to drive earnings growth.

OUR SHORTFALLS

The materials and telecommunications sectors were the primary detractors during the half-year. International Paper fell sharply when investors became disappointed with some of its pricing levels. We remain confident that the company will rebound, though later than we expected. Alcoa declined on lowered earnings expectations, as the company has not shown the economic leverage seen in past cycles. IBM suffered a modest earnings miss in the first quarter; we added to our position in the stock on what we see as a temporary weakness. Parker Hannifin announced weak results in January, following superb earnings last year. This company has an excellent product lineup and strong market share, and we remain very positive about it.

THE PORTFOLIO’S POSITIONING

During the first half of 2005, the portfolio’s stock portion fell to 65% of net assets from 67%, remaining in the middle of our 60%–70% equity range. We continue to search diligently for attractively valued companies with strong operating characteristics.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

We are particularly interested in those with business fundamentals that are poised to improve. As always, an above-average dividend yield is a key criterion.

We continue to hold our secular view that global economic growth will support strong energy and commodity prices. We therefore added to our energy holdings where we saw opportunity late in the first half. In addition, we added to several of our pharmaceutical holdings in view of solid drug pipelines, long-term demographics that favor growing drug consumption, and a slowly improving regulatory/ legal environment. We remain concerned about risks to returns in the financial sector as a result of tougher price competition and a likely slowdown in the housing sector.

In the fixed income market, we continue to feel that corporate bonds are on the expensive side, and we therefore expect to maintain healthy commitments to mortgage-backed securities and other noncorporate sectors.

Edward P. Bousa, VICE PRESIDENT
Paul D. Kaplan, SENIOR VICE PRESIDENT AND PARTNER

WELLINGTON MANAGEMENT COMPANY, LLP

JULY 19, 2005

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

BALANCED PORTFOLIO
As of June 30, 2005

PORTFOLIO PROFILE

Total Portfolio Characteristics

Yield	2.7%
Turnover Rate	17%*
Expense Ratio	0.25%*
Short-Term Reserves	2%

Total Portfolio Volatility Measures
	Portfolio	Composite Index**	Portfolio	Broad Index†

R-Squared	0.94	1.00	0.88	1.00
Beta	1.01	1.00	0.62	1.00

Equity Characteristics
	Portfolio	Comparative Index††	Broad Index†

Number of Stocks	108	500	4,937
Median Market Cap	$42.8B	$48.8B	$25.0B
Price/Earnings Ratio	16.9x	18.0x	21.7x
Price/Book Ratio	2.5x	2.8x	2.8x
Dividend Yield	2.2%	1.9%	1.6%
Return on Equity	18.7%	19.6%	18.3%
Earnings Growth Rate	10.6%	10.7%	9.7%
Foreign Holdings	11.0%	0.0%	1.1%

Fixed Income Characteristics
	Portfolio	Comparative Index‡	Broad Index‡‡

Number of Bonds	195	1,601	6,124
Yield to Maturity	4.4%§	4.5%	4.5%
Average Coupon	5.3%	5.5%	5.2%
Average Effective Maturity	8.2 years	8.6 years	6.8 years
Average Qualityss§§	Aa2	Aa3	Aa1
Average Duration	5.4 years	5.6 years	4.2 years

Ten Largest Stocks (% of equity portfolio)

Citigroup, Inc.	2.8%
(banking)
EnCana Corp.	2.4
(energy)
Bank of America Corp.	2.2
(banking)
Abbott Laboratories	2.2
(pharmaceuticals)
Exelon Corp.	2.0
(energy and utilities)
Total SA	2.0
(energy and utilities)
ExxonMobil Corp.	1.8
(energy and utilities)
Altria Group, Inc.	1.8
(tobacco)
Royal Dutch Petroleum Co. ADR	1.7
(energy and utilities)
International Business Machines Corp.	1.7
(computer hardware)

Top Ten	20.6%

Top Ten as % of Total Net Assets	13.3%

"Ten Largest Stocks" excludes any equity index products.

Sector Diversification (% of equity portfolio)
	Portfolio	Comparative Index††	Broad Index†

Auto & Transportation	5%	2%	2%
Consumer Discretionary	8	14	16
Consumer Staples	5	7	7
Financial Services	19	22	22
Health Care	10	13	13
Integrated Oils	11	6	4
Other Energy	5	3	4
Materials & Processing	9	3	4
Producer Durables	6	4	5
Technology	8	14	12
Utilities	12	7	7
Other	2	5	4

*Annualized.
**Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
† Dow Jones Wilshire 5000 Index.
†† S&P 500 Index.
‡ Lehman Credit A or Better Index.
‡‡ Lehman Aggregate Bond Index.
§ Before expenses.
§§ Moody’s Investors Service.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

Portfolio Asset Allocation

Equity Investment Focus

Distribution by Credit Quality* (% of fixed income portfolio)

Aaa	41%
Aa	18
A	32
Baa	6
Ba	0
B	0
Not Rated	3

Total	100%

Fixed Income Investment Focus

Sector Diversification** (% of fixed income portfolio)

Asset-Backed/
Commercial Mortgage-Backed	8%
Finance	22
Foreign	8
Government Mortgage-Backed	8
Industrial	28
Treasury/Agency	15
Utilities	8
Other	3

Total	100%

*Moody’s Investors Service.
**The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

BALANCED PORTFOLIO
As of June 30, 2005

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 31, 1994–June 30, 2005

*Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Balanced Portfolio	5/23/1991	9.58%	8.07%	7.06%	3.57%	10.63%

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

As of June 30, 2005

FINANCIAL STATEMENTS (unaudited)

STATEMENT OF NET ASSETS

Balanced Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (64.9%)

Auto & Transportation (3.1%)
Union Pacific Corp.	154,900	$10,037
CSX Corp.	212,700	9,074
Canadian National Railway Co.	157,250	9,065
Norfolk Southern Corp.	88,800	2,749
Genuine Parts Co.	44,200	1,816
Canadian Pacific Railway Ltd.	47,250	1,630

		34,371

Consumer Discretionary (5.4%)
McDonald's Corp.	313,700	8,705
Waste Management, Inc.	279,000	7,907
*Time Warner, Inc.	466,100	7,789
Kimberly-Clark Corp.	108,500	6,791
Gillette Co.	97,300	4,926
Viacom Inc. Class B	152,800	4,893
Gannett Co., Inc.	61,000	4,339
Fuji Photo Film Co., Ltd.-Unsponsored ADR	111,800	3,644
Dollar General Corp.	142,700	2,905
Yum! Brands, Inc.	47,469	2,472
Wal-Mart Stores, Inc.	49,600	2,391
Target Corp.	43,600	2,372
Whirlpool Corp.	1,200	84

		59,218

Consumer Staples (3.4%)
Altria Group, Inc.	195,100	12,615
The Coca-Cola Co.	204,600	8,542
General Mills, Inc.	94,000	4,398
The Procter & Gamble Co.	80,200	4,231
Colgate-Palmolive Co.	72,900	3,638
Coca-Cola Enterprises, Inc.	160,300	3,528

		36,952

Financial Services (12.0%)
Citigroup, Inc.	433,333	20,033
Bank of America Corp.	346,500	15,804
ACE Ltd.	225,100	10,096
American International Group, Inc.	140,900	8,186
The Hartford Financial Services Group Inc.	104,600	7,822
UBS AG	94,700	7,372
Freddie Mac	111,500	7,273
Merrill Lynch & Co., Inc.	129,600	7,129
MBNA Corp.	261,800	6,849
MBIA, Inc.	114,650	6,800
State Street Corp.	138,700	6,692
JPMorgan Chase & Co.	174,448	6,162
MetLife, Inc.	90,200	4,054
Ambac Financial Group, Inc.	55,700	3,886
Marsh & McLennan Cos., Inc.	135,200	3,745
Westpac Banking Corp. Ltd. ADR	42,500	3,227
PNC Financial Services Group	53,700	2,925
XL Capital Ltd. Class A	32,900	2,448
U.S. Bancorp	49,159	1,435

		131,938

Health Care (6.1%)
Abbott Laboratories	317,500	15,561
Eli Lilly & Co.	178,000	9,916
Schering-Plough Corp.	446,000	8,501
Wyeth	159,000	7,076
AstraZeneca Group PLC ADR	170,500	7,035
Baxter International, Inc.	150,100	5,569
Pfizer Inc.	194,553	5,366
Novartis AG ADR	112,300	5,328
Sanofi-Synthelabo SA ADR	56,223	2,305

		66,657

Integrated Oils (6.8%)
Total SA ADR	119,756	13,993
ExxonMobil Corp.	226,600	13,023
Royal Dutch Petroleum Co. ADR	184,800	11,994
Chevron Corp.	209,800	11,732
BP PLC ADR	142,600	8,895
ConocoPhillips Co.	139,600	8,026
Petrol Brasil ADR	137,100	7,147

		74,810

Other Energy (3.2%)
EnCana Corp.	425,172	16,833
Schlumberger Ltd.	105,200	7,989
Burlington Resources, Inc.	102,900	5,684
Anadarko Petroleum Corp.	47,900	3,935

		34,441

Materials & Processing (5.9%)
E.I. du Pont de Nemours & Co.	270,686	11,642
Weyerhaeuser Co.	168,300	10,712
Rio Tinto PLC ADR	56,500	6,888
International Paper Co.	225,700	6,818
Alcoa Inc.	246,200	6,433
Rohm & Haas Co.	110,000	5,097
Air Products & Chemicals, Inc.	78,400	4,728
Avery Dennison Corp.	86,200	4,565
Syngenta AG ADR	205,900	4,198
Cia Vale do Rio Doce	123,310	3,611

		64,692

Producer Durables (4.2%)
Parker Hannifin Corp.	119,400	7,404
Deere & Co.	108,100	7,079
Pitney Bowes, Inc.	144,900	6,310
United Technologies Corp.	115,600	5,936
Caterpillar, Inc.	57,400	5,471
Emerson Electric Co.	76,100	4,766
*Agilent Technologies, Inc.	132,300	3,046
Pall Corp.	99,900	3,033
Nokia Corp. ADR	177,400	2,952

		45,997

Technology (5.5%)
International Business Machines Corp.	160,100	11,879
Microsoft Corp.	425,900	10,579
General Dynamics Corp.	90,300	9,891
Motorola, Inc.	510,200	9,316
Texas Instruments, Inc.	249,300	6,998
*Accenture Ltd.	181,500	4,115
*EMC Corp.	253,100	3,470
Hewlett-Packard Co.	96,900	2,278
*Corning, Inc.	85,500	1,421

		59,947

Utilities (7.8%)
Exelon Corp.	283,200	14,537
Verizon Communications Inc.	302,312	10,445
SBC Communications Inc.	388,100	9,217
TXU Corp.	98,000	8,143
*Comcast Corp. Class A	262,650	8,063
FPL Group, Inc.	167,600	7,049
Sprint Corp.	209,000	5,244

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

Balanced Portfolio	Shares	Market Value^ (000)

Pinnacle West Capital Corp.	106,700	4,743
Progress Energy, Inc.	92,900	4,203
Deutsche Telekom AG ADR	223,200	4,111
Cinergy Corp.	88,100	3,949
ALLTEL Corp.	52,400	3,263
BellSouth Corp.	109,500	2,909

		85,876

Other (1.5%)
General Electric Co.	320,500	11,105
Tyco International Ltd.	107,900	3,151
Honeywell International Inc.	74,100	2,714

		16,970

TOTAL COMMON STOCKS
(Cost $549,574)		711,869

	Face
	Amount
	(000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.7%)

U.S. Government Securities (5.0%)
U.S. Treasury Bonds
2.375%, 8/31/2006	25,000	24,664
6.250%, 8/15/2023	11,000	13,721
U.S. Treasury Notes
2.750%, 7/31/2006	10,000	9,917
4.250%, 8/15/2014	5,000	5,122
Private Export Funding Corp.
(U.S. Government Guaranteed)
3.375%, 2/15/2009	1,700	1,666
Mortgage-Backed Securities (2.7%)
Federal National Mortgage Assn.**
(2) 4.510%, 5/1/2013	956	967
(2) 4.885%, 1/1/2014	952	983
(2) 5.016%, 2/1/2013	968	1,004
(2) 6.030%, 5/1/2011	1,912	2,067
Government National Mortgage Assn
(2) 5.500%, 2/15/2033-10/15/2033	11,209	11,467
(2) 6.000%, 7/15/2026-11/15/2034	10,452	10,783
(2) 6.500%, 5/15/2028-7/15/2031	613	646
(2) 7.000%, 2/15/2028-10/15/2029	1,079	1,146
(2) 8.000%, 9/15/2030-9/15/2030	104	114

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $82,646)		84,267

CORPORATE BONDS (21.3%)

Asset-Backed/Commercial Mortgage-Backed Securities (2.7%)
Aesop Funding II LLC
(1)(2)3.950%, 4/20/2008	1,600	1,597
Asset Securitization Corp.
(2) 6.750%, 2/14/2043	2,000	2,100
Bank One Issuance Trust
(2) 3.860%, 6/15/2011	1,000	996
(2) 3.450%, 10/17/2011	1,000	982
Bear Stearns Commercial Mortgage Securities, Inc.
(2) 4.740%, 3/13/2040	1,000	1,008
(2) 4.825%, 11/11/2041	1,995	2,031
(2) 4.933%, 2/13/2042	765	784
Caterpillar Financial Asset Trust
(2) 3.130%, 1/26/2009	630	622
Chase Manhattan Auto Owner Trust
(2) 2.570%, 2/16/2010	910	890
GS Mortgage Securities Corp. II
(2) 5.396%, 8/10/2038	1,000	1,063
Greenwich Capital Commercial Funding Corp.
(2) 4.915%, 1/5/2036	1,000	1,023
(2) 5.317%, 6/10/2036	1,000	1,055
(2) 4.799%, 8/10/2042	1,950	1,983
J.P. Morgan Chase Commercial Mortgage Securities
(2) 4.899%, 1/12/2037	960	982
Merrill Lynch Mortgage Investors, Inc.
(2) 4.505%, 2/25/2035	1,921	1,912
Morgan Stanley Capital I
(2) 4.780%, 12/13/2041	1,725	1,752
(2) 4.700%, 7/15/2056	1,530	1,548
Morgan Stanley Dean Witter Capital I
(2) 4.740%, 11/13/2036	1,000	1,014
USAA Auto Owner Trust
(2) 2.670%, 10/15/2010	820	801
(2) 4.130%, 11/15/2011	952	956
WFS Financial Owner Trust
(2) 3.930%, 2/17/2012	1,500	1,498
Wells Fargo Mortgage Backed Securities Trust
(2) 4.564%, 2/25/2035	856	857
(2) 4.541%, 4/25/2035	1,568	1,559
World Omni Auto Receivables Trust
(2) 3.820%, 11/12/2011	370	368

		29,381

Finance (7.1%)
Banking (4.3%)
BB&T Corp.
7.250%, 6/15/2007	2,000	2,122
Bank One Corp.
6.875%, 8/1/2006	2,000	2,064
Bank of America Corp.
5.625%, 3/8/2035	1,845	1,948
Bank of New York Co., Inc.
4.950%, 3/15/2015	1,345	1,383
Citigroup, Inc.
6.625%, 6/15/2032	2,000	2,433
Credit Suisse First Boston USA, Inc.
6.500%, 1/15/2012	2,000	2,232
Deutsche Bank Financial LLC
5.375%, 3/2/2015	963	1,014
Fifth Third Bank
4.200%, 2/23/2010	2,000	2,003
First Union Corp.
7.500%, 4/15/2035	1,000	1,373
HBOS Treasury Services PLC
(1) 6.000%, 11/1/2033	2,000	2,247
Huntington National Bank
4.900%, 1/15/2014	1,000	1,012
J.P. Morgan Chase & Co.
6.750%, 2/1/2011	1,000	1,109
J.P. Morgan, Inc.
6.250%, 1/15/2009	1,500	1,606
Mellon Funding Corp.
4.875%, 6/15/2007	1,500	1,525
Mizuho Finance (Cayman)
(1) 5.790%, 4/15/2014	2,000	2,119
NBD Bancorp, Inc.
7.125%, 5/15/2007	1,500	1,581
Paribas NY
6.950%, 7/22/2013	2,000	2,313
Royal Bank of Scotland Group PLC
5.050%, 1/8/2015	2,440	2,525
SunTrust Banks, Inc.
7.250%, 9/15/2006	2,000	2,079

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

Balanced Portfolio	Face Amount (000)	Market Value^ (000)

US Bank NA
5.625%, 11/30/2005	$2,000	2,015
4.125%, 3/17/2008	2,000	2,003
Wachovia Corp.
5.625%, 12/15/2008	2,000	2,094
Washington Mutual, Inc.
7.500%, 8/15/2006	2,000	2,077
Wells Fargo & Co.
6.450%, 2/1/2011	2,000	2,210
5.125%, 9/1/2012	1,000	1,046
World Savings Bank, FSB
4.125%, 12/15/2009	1,805	1,803

Brokerage (0.1%)
Dean Witter, Discover & Co.
6.750%, 10/15/2013	1,000	1,135

Finance Companies (0.7%)
American Express Co.
4.750%, 6/17/2009	1,000	1,021
American Express Credit Corp.
3.000%, 5/16/2008	1,000	970
Countrywide Home Loan
5.500%, 8/1/2006	1,000	1,015
FGIC Corp.
(1) 6.000%, 1/15/2034	365	398
General Electric Capital Corp.
5.875%, 2/15/2012	2,000	2,160
5.450%, 1/15/2013	1,000	1,060
Household Finance Corp.
6.375%, 10/15/2011	1,000	1,096

Insurance (1.8%)
Allstate Corp.
6.750%, 5/15/2018	1,000	1,178
Frank Russell Co.
(1) 5.625%, 1/15/2009	2,000	2,097
Hartford Financial Services Group, Inc.
7.900%, 6/15/2010	2,000	2,301
Marsh & McLennan Cos., Inc.
6.250%, 3/15/2012	2,000	2,117
Massachusetts Mutual Life
(1)(2)7.625%, 11/15/2023	2,000	2,625
MetLife Global Funding I
(1) 4.500%, 5/5/2010	2,000	2,014
PRICOA Global Funding I
(1) 3.900%, 12/15/2008	1,100	1,087
Pacific Life Global Funding
(1) 3.750%, 1/15/2009	910	898
Protective Life Secured Trust
3.700%, 11/24/2008	1,000	984
Prudential Financial, Inc.
4.750%, 4/1/2014	2,000	2,010
XL Capital Ltd.
6.500%, 1/15/2012	2,000	2,178

Other (0.2%)
Berkshire Hathaway Finance Corp.
4.625%, 10/15/2013	2,000	2,007

		78,287

Industrial (8.9%)
Basic Industry (0.6%)
Alcan, Inc.
4.500%, 5/15/2013	1,000	987
Alcoa, Inc.
6.000%, 1/15/2012	2,000	2,169
BHP Billiton Finance BV
4.800%, 4/15/2013	1,000	1,013
E.I. du Pont de Nemours & Co.
4.125%, 4/30/2010	735	738
4.750%, 11/15/2012	440	451
Rohm & Haas Co.
7.400%, 7/15/2009	400	447
Weyerhaeuser Co.
7.375%, 3/15/2032	1,000	1,174
Capital Goods (1.2%)
Boeing Capital Corp.
6.500%, 2/15/2012	1,000	1,120
Caterpillar Financial Services Corp.
3.625%, 11/15/2007	1,000	988
Caterpillar, Inc.
7.250%, 9/15/2009	1,000	1,117
General Dynamics Corp.
4.250%, 5/15/2013	2,000	1,981
Honeywell International, Inc.
7.500%, 3/1/2010	1,000	1,137
John Deere Capital Corp.
5.100%, 1/15/2013	1,000	1,038
Masco Corp.
6.750%, 3/15/2006	2,000	2,039
USA Waste Services, Inc.
7.000%, 7/15/2028	2,000	2,296
United Technologies Corp.
7.500%, 9/15/2029	770	1,030
Communication (1.3%)
BellSouth Corp.
6.000%, 10/15/2011	2,000	2,158
Cox Communications, Inc.
7.750%, 8/15/2006	2,000	2,077
GTE Southwest, Inc.
6.000%, 1/15/2006	1,000	1,010
Gannett Co., Inc.
5.500%, 4/1/2007	1,000	1,024
Illinois Bell Telephone Co.
6.625%, 2/1/2025	1,000	1,017
SBC Communications, Inc.
5.875%, 2/1/2012	1,000	1,070
Telecomunicaciones de Puerto Rico
6.650%, 5/15/2006	2,000	2,041
Telefonica Europe BV
7.750%, 9/15/2010	1,500	1,721
Thomson Corp.
4.250%, 8/15/2009	1,500	1,493
Vodafone Group PLC
5.375%, 1/30/2015	1,000	1,056
Consumer Cyclical (0.9%)
CVS Corp.
4.875%, 9/15/2014	1,000	1,017
Harley Davidson Inc.
(1) 3.625%, 12/15/2008	1,000	973
Home Depot Inc.
3.750%, 9/15/2009	1,000	985
Kohl's Corp.
6.000%, 1/15/2033	1,000	1,096

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

Balanced Portfolio	Face Amount (000)	Market Value^ (000)

Lowe's Cos., Inc.
8.250%, 6/1/2010	$290	$341
6.875%, 2/15/2028	710	884
6.500%, 3/15/2029	1,000	1,192
Toyota Motor Credit Corp.
5.500%, 12/15/2008	2,000	2,088
Wal-Mart Stores, Inc.
4.125%, 2/15/2011	1,000	993
Consumer Noncyclical (3.3%)
Abbott Laboratories
4.350%, 3/15/2014	1,500	1,489
Anheuser-Busch Cos., Inc.
7.500%, 3/15/2012	1,500	1,768
Archer-Daniels-Midland Co.
7.000%, 2/1/2031	852	1,076
Avon Products, Inc.
7.150%, 11/15/2009	1,500	1,672
4.200%, 7/15/2018	1,000	951
Becton, Dickinson & Co.
4.550%, 4/15/2013	1,000	1,006
Bristol-Myers Squibb Co.
5.750%, 10/1/2011	1,000	1,071
CPC International, Inc.
6.150%, 1/15/2006	125	127
Cargill Inc.
(1) 6.125%, 4/19/2034	1,000	1,140
Clorox Co.
4.200%, 1/15/2010	2,000	2,015
Coca-Cola Enterprises Inc.
6.125%, 8/15/2011	2,000	2,181
Coca-Cola HBC Finance
5.500%, 9/17/2015	700	754
Colgate-Palmolive Co.
7.600%, 5/19/2025	480	647
Conagra, Inc.
6.750%, 9/15/2011	1,000	1,108
Diageo Capital PLC
4.850%, 5/15/2018	1,000	1,010
Eli Lilly & Co.
6.000%, 3/15/2012	1,000	1,095
Fortune Brands Inc.
4.875%, 12/1/2013	1,000	997
GlaxoSmithKline Capital Inc.
5.375%, 4/15/2034	2,000	2,141
Kimberly-Clark Corp.
5.000%, 8/15/2013	1,000	1,047
Kraft Foods, Inc.
5.250%, 6/1/2007	1,500	1,528
Pepsi Bottling Group, Inc.
7.000%, 3/1/2029	500	634
Pepsi Bottling Holdings Inc.
(1) 5.625%, 2/17/2009	1,500	1,575
Pfizer, Inc.
2.500%, 3/15/2007	1,000	976
Procter & Gamble Co. ESOP
(2) 9.360%, 1/1/2021	2,000	2,696
Schering-Plough Corp.
(3) 5.550%, 12/1/2013	1,000	1,059
Unilever Capital Corp.
7.125%, 11/1/2010	1,000	1,130
5.900%, 11/15/2032	875	1,000
UnitedHealth Group, Inc.
4.875%, 4/1/2013	1,000	1,025
Wyeth
(3) 6.950%, 3/15/2011	1,000	1,111
Energy (0.6%)
Amoco Corp.
6.500%, 8/1/2007	1,500	1,573
Anadarko Petroleum Corp.
3.250%, 5/1/2008	1,000	975
Apache Finance Canada
7.750%, 12/15/2029	1,000	1,383
ChevronTexaco Capital Co.
3.500%, 9/17/2007	1,000	992
Suncor Energy, Inc.
5.950%, 12/1/2034	1,000	1,118
Technology (0.4%)
First Data Corp.
4.700%, 8/1/2013	2,000	2,021
International Business Machines Corp.
5.875%, 11/29/2032	2,000	2,223
Transportation (0.4%)
ERAC USA Finance Co.
(1) 7.350%, 6/15/2008	1,090	1,177
(2) Federal Express Corp.
6.720%, 1/15/2022	1,672	1,874
Norfolk Southern Corp.
7.700%, 5/15/2017	1,500	1,874
Other (0.2%)
Dover Corp.
6.500%, 2/15/2011	808	891
Snap-On Inc.
6.250%, 8/15/2011	1,400	1,537

		97,628

Utilities (2.6%)
Electric (2.1%)
Alabama Power Co.
2.800%, 12/1/2006	660	650
Carolina Power & Light Co.
5.950%, 3/1/2009	2,000	2,109
Central Illinois Public Service
6.125%, 12/15/2028	1,000	1,137
Consolidated Edison, Inc.
3.625%, 8/1/2008	1,000	985
Exelon Generation Co. LLC
6.950%, 6/15/2011	2,000	2,239
Florida Power & Light Co.
5.650%, 2/1/2035	1,000	1,098
Florida Power Corp.
6.875%, 2/1/2008	1,850	1,964
Kansas City Power & Light
7.125%, 12/15/2005	2,000	2,027
National Rural Utilities Cooperative Finance Corp.
5.750%, 12/1/2008	2,000	2,076
PacifiCorp
6.625%, 6/1/2007	1,000	1,044
Public Service Electric & Gas
4.000%, 11/1/2008	1,000	992
Scana Corp.
6.875%, 5/15/2011	2,000	2,232
Southern Investments UK PLC
6.800%, 12/1/2006	1,500	1,549
Virginia Electric & Power Co.
5.375%, 2/1/2007	2,000	2,036

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

Balanced Portfolio	Face Amount (000)	Market Value^ (000)

Wisconsin Electric Power Co.
4.500%, 5/15/2013	$615	$614
Natural Gas (0.4%)
Duke Energy Field Services
7.875%, 8/16/2010	2,000	2,297
KeySpan Corp.
7.875%, 2/1/2010	1,500	1,716
Other (0.1%)
Washington Gas & Light Co.
6.150%, 1/26/2026	1,500	1,509

		28,274

TOTAL CORPORATE BONDS
(Cost $223,117)		233,570

SOVEREIGN BONDS (U.S. Dollar-Denominated) (2.7%)
European Investment Bank
2.375%, 6/15/2007	2,000	1,953
4.000%, 3/3/2010	2,000	2,005
Inter-American Development Bank
4.375%, 9/20/2012	2,000	2,048
International Bank for
Reconstruction & Development
4.750%, 2/15/2035	2,000	2,097
5.750%, 2/6/2008	2,000	2,094
Japan Finance Corp.
4.625%, 4/21/2015	3,000	3,053
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008	2,000	1,979
Landwirtschaft Rentenbank
4.125%, 7/15/2008	2,000	2,008
Oesterreich Kontrollbank
4.500%, 3/9/2015	2,000	2,055
Province of British Columbia
4.300%, 5/30/2013	1,000	1,017
Province of Manitoba
4.450%, 4/12/2010	2,000	2,031
Province of Ontario
4.375%, 2/15/2013	1,000	1,018
4.500%, 2/3/2015	2,000	2,029
Province of Quebec
5.750%, 2/15/2009	1,000	1,061
Quebec Hydro Electric
6.300%, 5/11/2011	1,000	1,100
Republic of Italy
4.500%, 1/21/2015	2,000	1,970

TOTAL SOVEREIGN BONDS
(Cost $29,311)		29,518

TAXABLE MUNICIPAL BONDS (0.9%)

Illinois (Taxable Pension) GO
5.100%, 6/1/2033	3,000	3,116
Kansas Dev. Finance Auth. Rev
(Public Employee Retirement System)
5.501%, 5/1/2034	2,000	2,183
Oregon School Board Assn
5.528%, 6/30/2028	2,000	2,180
Stanford Univ. California Rev
5.850%, 3/15/2009	2,000	2,122

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $9,091)		9,601

TEMPORARY CASH INVESTMENTS (2.6%)

Repurchase Agreement (2.3%)
Bank of America Corp.
3.430%, 7/1/2005
(Dated 6/30/2005, Repurchase
Value $25,602,000, collateralized
by Federal National Mortgage Assn.,
6.000%, 4/1/2035)	$25,600	$25,600
	Shares

Money Market Fund (0.3%)
Vanguard Market Liquidity Fund,
3.139%†--Note G	3,203,400	3,203

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $28,803)		28,803

TOTAL INVESTMENTS (100.1%)
(Cost $922,542)		1,097,628

OTHER ASSETS AND LIABILITIES (-0.1%)
Other Assets--Note C		5,962
Liabilities--Note G		(7,125)

		(1,163)

NET ASSET (100%)
Applicable to 60,833,043 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$1,096,465

NET ASSET VALUE PER SHARE		$18.02

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
† Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate value of these securities was $19,947,000, representing 1.8% of net assets.
(2)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(3)Adjustable-rate note.
ADR—American Depositary Receipt. GO—General Obligation Bond.

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

	Amount (000)	Per Share

Paid-in Capital	$893,267	$14.68
Undistributed Net Investment Income	13,892.23
Accumulated Net Realized Gains	14,220.23
Unrealized Appreciation	175,086	2.88

NET ASSETS	$1,096,465	$18.02

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

STATEMENT OF OPERATIONS

Balanced Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$7,986
Interest	8,461
Security Lending	88

Total Income	16,535

Expenses
Investment Advisory Fees--Note B
Basic Fee	389
Performance Adjustment	33
The Vanguard Group--Note C
Management and Administrative	795
Marketing and Distribution	64
Custodian Fees	10
Shareholders' Reports	15
Trustees' Fees and Expenses	1

Total Expenses	1,307
Expenses Paid Indirectly--Note D	(21)

Net Expenses	1,286

NET INVESTMENT INCOME	15,249

REALIZED NET GAIN (LOSS)
ON INVESTMENT SECURITIES SOLD	14,425

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	(17,207)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,467

STATEMENT OF CHANGES IN NET ASSETS

	Balanced Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$15,249	$27,856
Realized Net Gain (Loss)	14,425	36,311
Change in Unrealized Appreciation
(Depreciation)	(17,207)	38,503

Net Increase (Decrease) in Net Assets
Resulting from Operations	12,467	102,670

Distributions
Net Investment Income	(27,949)	(23,145)
Realized Capital Gain	(17,682)	--

Total Distributions	(45,631)	(23,145)

Capital Share Transactions1
Issued	85,605	131,244
Issued in Lieu of Cash Distributions	45,630	23,145
Redeemed	(36,195)	(97,593)

Net Increase (Decrease) from
Capital Share Transactions	95,040	56,796

Total Increase (Decrease)	61,876	136,321

Net Assets
Beginning of Period	1,034,589	898,268

End of Period	$1,096,465	$1,034,589

1Shares Issued (Redeemed)
Issued	4,702	7,531
Issued in Lieu of Cash Distributions	2,551	1,363
Redeemed	(1,995)	(5,653)

Net Increase (Decrease) in
Shares Outstanding	5,258	3,241

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

Balanced Portfolio

	Six Months Ended June 30,	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30 ,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$18.62	$17.16	$14.72	$16.98	$15.87	$16.93	$17.41

Investment Operations
Net Investment Income	.24	.493	.44	.445	.12	.54	.71
Net Realized and Unrealized Gain (Loss) on Investments	(.04)	1.402	2.47	(1.460)	.99	.08	.26

Total from Investment Operations	.20	1.895	2.91	(1.015)	1.11	.62	.97

Distributions
Dividends from Net Investment Income	(.49)	(.435)	(.47)	(.630)	--	(.72)	(.64)
Distributions from Realized Capital Gains	(.31)	--	--	(.615)	--	(.96)	(.81)

Total Distributions	(.80)	(.435)	(.47)	(1.245)	--	(1.68)	(1.45)

Net Asset Value, End of Period	$18.02	$18.62	$17.16	$14.72	$16.98	$15.87	$16.93

Total Return	1.11%	11.29%	20.45%	-6.72%	6.99%	4.15%	5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,096	$1,035	$898	$693	$697	$636	$512
Ratio of Total Expenses to Average Net Assets**	0.25%†	0.26%	0.31%	0.33%	0.30%†	0.29%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.90%†	2.99%	2.98%	3.13%	3.15%†	3.53%	3.98%
Portfolio Turnover Rate	17%†	22%	27%	24%	4%	27%	28%

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.02%, 0.02%, 0.01%, and (0.02%).
†Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended June 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $33,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $137,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2005, these arrangements reduced the portfolio’s expenses by $21,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $175,086,000, consisting of unrealized gains of $188,223,000 on securities that had risen in value since their purchase and $13,137,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2005, the portfolio purchased $158,991,000 of investment securities and sold $74,025,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,278,000 and $13,361,000, respectively.

G. The market value of securities on loan to broker/dealers at June 30, 2005, was $3,106,000, for which the portfolio received cash collateral of $3,203,000.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

BALANCED PORTFOLIO
As of June 30, 2005

ABOUT YOUR PORTFOLIO’S EXPENSES

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Balanced Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,011.05	$1.25

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.55	$1.25

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP, the portfolio’s investment advisor. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the advisor. Portfolio manager Edward P. Bousa, CFA, who manages the portfolio’s stock invest-ments, has worked in investment management since 1984, assisted in the management of the portfolio since 2000, and has managed the portfolio since 2003. Portfolio manager Paul D. Kaplan, who manages the portfolio’s bond investments, has worked in investment management since 1974 and has managed the portfolio since 1994. Wellington Management manages about $470 billion in assets.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or under-performance of relevant benchmarks and peer groups. Wellington Management has carried out its investment strategy in disciplined fashion, and the results provided by Wellington Management have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Balanced Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory fee was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase. The advisory agreement will continue for one year and is renewable by the portfolio’s board for successive one-year periods.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

VANGUARD® EQUITY INCOME PORTFOLIO

The Equity Income Portfolio returned 0.3% during the first half of 2005, a period when stocks floundered amid rising short-term interest rates and oil prices. The portfolio’s gain trailed the returns of the Russell 1000 Value Index and the average equity income fund for the half-year. At the end of June, the Equity Income Portfolio had a yield of 2.7%.

Total Returns	Six Months Ended June 30, 2005
Equity Income Portfolio	0.3%
Russell 1000 Value Index	1.8
Average Equity Income Fund*	1.0
Dow Jones Wilshire 5000 Index	0.0

*Derived from data provided by Lipper Inc.

The table at left shows the returns of your portfolio and its comparative standards over the past six months. Please note that returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

FINANCIAL STOCKS DAMPENED RETURN

One-third of the portfolio’s holdings were in the financial services sector, which can offer rich dividend income and the established, steadily growing companies the advisors seek. The sector struggled during the period, which featured an unusual rate environment. Long-term rates have been flat or even falling, reducing banks’ profits on many loans. In addition, relative to the index, the portfolio had overweightings in several mortgage lenders and insurance companies that have come under regulatory scrutiny.

Annualized Expense Ratios: * Your portfolio compared with its peer group
Expense Ratio
Equity Income Portfolio	0.26%
Average Equity Income Fund	1.47

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The portfolio’s materials & processing stocks also lost ground. Dow Chemical, a sizable holding, encountered slowing demand for its commodity chemicals, and share prices for two other large holdings, Alcoa and DuPont, also declined.

The portfolio enjoyed success in two energy-related sectors. Holdings in the integrated oils sector jumped nearly 18%. The portfolio’s utilities companies gained nearly 8%. Together, these sectors accounted for roughly 23% of holdings on average and contained eight of the portfolio’s top ten performers.

In general, the portfolio’s pockets of relative strength were subsumed by the overweightings in financial stocks that lost ground during the period and by the portfolio’s relatively small exposure to the “other energy” category, which soared even more than the integrated oils companies.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

ADVISOR'S REPORT            EQUITY INCOME PORTFOLIO

The following comments reflect the approximately 60% of the portfolio that is overseen by Wellington Management Company as of June 30, 2005. Vanguard Quantitative Equity Group manages the remainder. Note also that the industry classifications used by Wellington and mentioned below differ from the classifications used elsewhere in this report.

THE INVESTMENT ENVIRONMENT

The domestic economy continued to post strong growth. At some point over the next year, we expect that the headwinds of higher energy prices and rising short-term interest rates will slow growth to more moderate levels. The stock market moved sideways, as much of the improvement in corporate profits was already incorporated into stock prices and uncertainty about the pace of future economic growth weighed on investors’ spirits.

Investment Philosophy
The advisor believes that a focus on the stocks of reasonably valued, well-managed, dividend-paying companies can produce a relatively high level of current income, with potential for capital appreciation.

OUR SUCCESSES

Relative to the Russell 1000 Value Index, our overweighted positions in utilities and health care—and underweightings in technology, consumer discretionary, and industrials—helped performance. In utilities, investors gained confidence in Exelon’s earnings prospects, as its low-cost-generating assets will benefit from rising power prices. Additionally, TXU was a strong contributor, as higher natural gas prices boosted earnings prospects.

OUR SHORTFALLS

Our worst-performing sector was materials, where Alcoa underperformed as weaker demand led to a decline in aluminum prices. DuPont lagged on concerns that automotive-production cuts would reduce earnings.

We also had weak stock selection in financials. Fannie Mae was a poor performer as its accounting issues broadened, eroding our confidence in its underlying earnings power. As a result, we eliminated our position in mid-March.

OUR POSITIONING

Despite disappointing results in the first half of the year, we remain overweighted in materials stocks, as we believe the earnings power of many of these companies is being underestimated in the marketplace. We remain underweighted in technology because of what we view to be a lack of attractively priced stocks that pay dividends. We have added several utilities companies with attractive dividends and growth prospects.

John R. Ryan, SENIOR VICE PRESIDENT
WELLINGTON MANAGEMENT COMPANY, LLP
JULY 19, 2005

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

PORTFOLIO PROFILE	EQUITY INCOME PORTFOLIO As of June 30, 2005

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**
Number of Stocks	148	653	4,937
Median Market Cap	$26.1B	$34.1B	$25.0B
Price/Earnings Ratio	16.0x	15.5x	21.7x
Price/Book Ratio	2.3x	2.1x	2.8x
Yield	2.7%	2.5%	1.6%
Return on Equity	18.9%	17.4%	18.3%
Earnings Growth Rate	8.3%	8.5%	9.7%
Foreign Holdings	2.7%	0.0%	1.1%
Turnover Rate	22%†	--	--
Expense Ratio	0.26%†	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**
R-Squared	0.97	1.00	0.92	1.00
Beta	0.88	1.00	0.88	1.00

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**
Auto & Transportation	3%	2%	2%
Consumer Discretionary	6	9	16
Consumer Staples	6	5	7
Financial Services	34	36	22
Health Care	9	7	13
Integrated Oils	8	11	4
Other Energy	0	3	4
Materials & Processing	8	5	4
Producer Durables	5	2	5
Technology	2	4	12
Utilities	16	13	7
Other	2	3	4

Short-Term Reserves	1%	—	—

Ten Largest Holdings (% of total net assets)
Citigroup, Inc.	3.0%
(banking)
Bank of America Corp.	2.9
(banking)
Caterpillar, Inc.	2.9
(manufacturing)
ConocoPhillips Co.	2.8
(energy and utilities)
ExxonMobil Corp.	2.8
(energy and utilities)
SunTrust Banks, Inc.	1.8
(banking)
Dow Chemical Co.	1.7
(chemicals)
Abbott Laboratories	1.6
(pharmaceuticals)
Wyeth	1.6
(pharmaceuticals)
Dominion Resources, Inc.	1.5
(energy and utilities)

Top Ten	22.6%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

PERFORMANCE SUMMARY

EQUITY INCOME PORTFOLIO
As of June 30, 2005

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 31, 1994–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Equity Income Portfolio	6/7/1993	10.50%	6.18%	8.25%	2.81%	11.06%

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

FINANCIAL STATEMENTS (unaudited)		As of June 30, 2005

STATEMENT OF NET ASSETS
Equity Income Portfolio	Shares	Market Value^ (000)
COMMON STOCKS (95.1%)(1)

Auto & Transportation (2.8%)
Dana Corp.	216,800	$3,254
Gentex Corp.	159,800	2,908
General Motors Corp.	81,800	2,781
Delphi Corp.	357,425	1,662
Ford Motor Co.	134,000	1,372
Lear Corp.	28,650	1,042

		13,019

Consumer Discretionary (5.6%)
Kimberly-Clark Corp.	86,600	5,420
Newell Rubbermaid, Inc.	122,400	2,918
International Game Technology	99,203	2,793
New York Times Co. Class A	86,900	2,707
Regal Entertainment Group Class A	114,100	2,154
Gannett Co., Inc.	29,600	2,105
Leggett & Platt, Inc.	64,500	1,714
Belo Corp. Class A	56,300	1,350
R.R. Donnelley & Sons Co.	38,900	1,342
Gillette Co.	26,100	1,321
McDonald's Corp.	47,500	1,318
Eastman Kodak Co.	37,400	1,004
Limited Brands, Inc.	5,051	108

		26,254

Consumer Staples (5.9%)
Altria Group, Inc.	69,180	4,473
Kellogg Co.	96,840	4,304
Albertson's, Inc.	129,600	2,680
The Coca-Cola Co.	62,700	2,618
General Mills, Inc.	46,960	2,197
Colgate-Palmolive Co.	42,500	2,121
Kraft Foods Inc.	62,700	1,995
H.J. Heinz Co.	46,750	1,656
Sara Lee Corp.	67,000	1,327
ConAgra Foods, Inc.	55,500	1,285
Sysco Corp.	33,900	1,227
Campbell Soup Co.	33,300	1,025
The Clorox Co.	9,000	502

		27,410

Financial Services (32.5%)
Banks--New York City (1.6%)
JPMorgan Chase & Co.	171,400	6,054
The Bank of New York Co., Inc.	45,300	1,304

Banks--Outside New York City (14.3%)
Bank of America Corp.	301,475	13,750
SunTrust Banks, Inc.	118,500	8,560
Wells Fargo & Co.	107,700	6,632
National City Corp.	138,800	4,736
PNC Financial Services Group	82,200	4,477
Comerica, Inc.	58,300	3,370
U.S. Bancorp	102,842	3,003
Wachovia Corp.	60,386	2,995
State Street Corp.	60,186	2,904
Northern Trust Corp.	59,700	2,722
Mellon Financial Corp.	94,700	2,717
Fifth Third Bancorp	55,100	2,271
Synovus Financial Corp.	50,400	1,445
BB&T Corp.	36,000	1,439
First Horizon National Corp.	31,500	1,329
Zions Bancorp	17,000	1,250
KeyCorp	35,560	1,179
City National Corp.	16,300	1,169
FirstMerit Corp.	40,500	1,058

Diversified Financial Services (4.9%)
Citigroup, Inc.	301,900	13,957
Merrill Lynch & Co., Inc.	98,700	5,429
Marsh & McLennan Cos., Inc.	82,700	2,291
Morgan Stanley	19,900	1,044
Financial Data Processing Services (0.3%)
Paychex, Inc.	44,400	1,445

Financial Information Services (0.3%)
Dow Jones & Co., Inc.	37,700	1,337

Financial--Miscellaneous (3.1%)
MBNA Corp.	191,700	5,015
MBIA, Inc.	39,000	2,313
Fannie Mae	36,200	2,114
Freddie Mac	30,400	1,983
Fidelity National Financial, Inc.	51,150	1,826
Nationwide Financial Services, Inc.	27,500	1,043

Insurance--Life (0.3%)
Jefferson-Pilot Corp.	26,600	1,341

Insurance--Multiline (1.9%)
Cincinnati Financial Corp.	67,124	2,655
Arthur J. Gallagher & Co.	71,403	1,937
Aon Corp.	50,800	1,272
Lincoln National Corp.	25,200	1,182
Protective Life Corp.	27,600	1,165
Allstate Corp.	10,400	621

Insurance--Property-Casualty (3.1%)
XL Capital Ltd. Class A	66,600	4,956
The Chubb Corp.	56,980	4,878
ACE Ltd.	93,300	4,185
Mercury General Corp.	12,500	682

Real Estate Investment Trusts (1.1%)
Regency Centers Corp. REIT	60,600	3,466
* KKR Financial Corp. REIT	37,100	928
General Growth Properties Inc. REIT	17,160	705
Hospitality Properties Trust REIT	1,016	45

Savings & Loan (1.6%)
Washington Mutual, Inc.	69,622	2,833
New York Community Bancorp, Inc.	150,300	2,723
Astoria Financial Corp.	43,950	1,251
Independence Community Bank Corp.	20,100	742

		151,728

Health Care (8.4%)
Abbott Laboratories	151,700	7,435
Wyeth	163,220	7,263
Pfizer Inc.	233,612	6,443
Baxter International, Inc.	127,720	4,738
Johnson & Johnson	43,000	2,795
GlaxoSmithKline PLC ADR	56,974	2,764

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

Equity Income Portfolio	Shares	Market Value^ (000)
Eli Lilly & Co.	47,700	$2,657
Bristol-Myers Squibb Co.	106,060	2,649
Merck & Co., Inc.	74,500	2,295

		39,039

Integrated Oils (7.9%)
ConocoPhillips Co.	226,920	13,046
ExxonMobil Corp.	225,009	12,931
BP PLC ADR	75,396	4,703
Shell Transport & Trading Co. ADR	47,900	2,781
Royal Dutch Petroleum Co. ADR	33,800	2,194
Chevron Corp.	21,906	1,225

		36,880

Materials & Processing (8.0%)
Dow Chemical Co.	174,420	7,767
Alcoa Inc.	255,500	6,676
E.I. du Pont de Nemours & Co.	135,841	5,843
PPG Industries, Inc.	46,900	2,943
Air Products & Chemicals, Inc.	47,500	2,864
Archer-Daniels-Midland Co.	126,300	2,700
Weyerhaeuser Co.	38,080	2,424
Freeport-McMoRan Copper & Gold, Inc. Class B	42,700	1,599
Sonoco Products Co.	41,100	1,089
Avery Dennison Corp.	17,300	916
Bowater Inc.	25,200	816
Valspar Corp.	15,900	768
Temple-Inland Inc.	18,400	684
International Paper Co.	10,600	320

		37,409

Producer Durables (5.0%)
Caterpillar, Inc.	140,460	13,387
Emerson Electric Co.	111,260	6,968
Dover Corp.	33,300	1,211
Pitney Bowes, Inc.	25,000	1,089
The Boeing Co.	11,800	779

		23,434

Technology (1.6%)
Rockwell Automation, Inc.	50,400	2,455
Electronic Data Systems Corp.	119,900	2,308
Hewlett-Packard Co.	56,000	1,317
Raytheon Co.	29,600	1,158

		7,238

Utilities (15.6%)
Dominion Resources, Inc.	98,025	7,194
FPL Group, Inc.	169,340	7,122
Exelon Corp.	133,900	6,873
SBC Communications Inc.	280,666	6,666
BellSouth Corp.	215,000	5,713
Entergy Corp.	59,800	4,518
AT&T Corp.	209,000	3,979
Verizon Communications Inc.	99,008	3,421
Sprint Corp.	112,400	2,820
Consolidated Edison Inc.	59,100	2,768
Southern Co.	78,200	2,711
Puget Energy, Inc.	115,800	2,707
Questar Corp.	39,500	2,603
SCANA Corp.	46,700	1,995
TXU Corp.	23,900	1,986
Constellation Energy Group, Inc.	28,300	1,633
Kinder Morgan, Inc.	19,000	1,581
Northeast Utilities	70,400	1,469
Duke Energy Corp.	47,000	1,397
Pinnacle West Capital Corp.	30,400	1,351
ALLTEL Corp.	20,000	1,246
NiSource, Inc.	41,700	1,031

		72,784

Other (1.8%)
Teleflex Inc.	55,600	$3,301
General Electric Co.	76,100	2,637
Honeywell International Inc.	61,200	2,242

		8,180

TOTAL COMMON STOCKS
(Cost $382,873)		443,375

TEMPORARY INVESTMENTS (5.5%)(1)

Exchange-Traded Fund (2.3%)
Vanguard Index Participation
Equity Receipts--Value	193,700	10,683

Money Market Fund (2.2%)
Vanguard Market Liquidity Fund, 3.139%**	8,767,647	8,768
Vanguard Market Liquidity Fund,
3.139%**--Note G	1,800,000	1,800

		10,568

	Face
	Amount
	(000)

U.S. Agency Obligation (0.5%)
Federal Home Loan Mortgage Corp.†
(2) 3.002%, 7/19/2005	$2,200	2,197

Repurchase Agreement (0.5%)
Bank of America Corp.
3.430%, 7/1/2005
(Dated 6/30/2005, Repurchase
Value $2,300,000, collateralized by
Federal National Mortgage Assn.,
5.000%, 4/1/2035)	2,300	2,300

TOTAL TEMPORARY INVESTMENTS
(Cost $25,301)		25,748

TOTAL INVESTMENTS (100.6%)
(Cost $408,174)		469,123

OTHER ASSETS AND LIABILITIES (-0.6%)

Other Assets--Note C		2,325
Liabilities--Note G		(5,114)

		(2,789)

NET ASSETS (100%)

Applicable to 26,016,646 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$466,334

NET ASSET VALUE PER SHARE		$17.92

^See Note A in Notes to Financial Statements.
*Non-income-producing security.

**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.6% and 1.0%, respectively, of net assets. See Note E in Notes to Financial Statements. (2)Securities with a value of $2,197,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

Equity Income Portfolio	Amount (000)	Per Share
AT JUNE 30, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$391,465	$15.05
Undistributed Net Investment Income	5,812.22
Accumulated Net Realized Gains	8,183.31
Unrealized Appreciation (Depreciation)
Investment Securities	60,949	2.34
Futures Contracts	(75)	—

NET ASSETS	$466,334	$17.92

See Note E in Notes to Financial Statements for the tax-net assets.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

STATEMENT OF OPERATIONS
Equity Income Portfolio Six Months Ended June 30, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$6,699
Interest	221
Security Lending	6

Total Income	6,926

Expenses
Investment Advisory Fees--Note B
Basic Fee	226
Performance Adjustment	(22)
The Vanguard Group--Note C
Management and Administrative	328
Marketing and Distribution	25
Custodian Fees	2
Shareholders' Reports	11

Total Expenses	570
Expenses Paid Indirectly--Note D	(8)

Net Expenses	562

NET INVESTMENT INCOME	6,364

REALIZED NET GAIN (LOSS)
Investment Securities Sold	8,492
Futures Contracts	154

REALIZED NET GAIN (LOSS)	8,646

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(12,682)
Futures Contracts	(382)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(13,064)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,946

STATEMENT OF CHANGES IN NET ASSETS
	Equity Income Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$6,364	$10,913
Realized Net Gain (Loss)	8,646	25,459
Change in Unrealized
Appreciation (Depreciation)	(13,064)	14,825

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,946	51,197

Distributions
Net Investment Income	(11,066)	(8,858)
Realized Capital Gain*	(25,360)	(44,667)

Total Distributions	(36,426)	(53,525)

Capital Share Transactions[1]
Issued	41,041	52,147
Issued in Lieu of Cash Distributions	36,426	53,525
Redeemed	(15,992)	(36,204)

Net Increase (Decrease) from
Capital Share Transactions	61,475	69,468

Total Increase (Decrease)	26,995	67,140

Net Assets
Beginning of Period	439,339	372,199

End of Period	$466,334	$439,339

[1]Shares Issued (Redeemed)
Issued	2,244	2,835
Issued in Lieu of Cash Distributions	2,051	3,114
Redeemed	(863)	(1,978)

Net Increase (Decrease)
in Shares Outstanding	3,432	3,971

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $9,452,000 and $3,110,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS
Equity Income Portfolio
	Six Months Ended June 30,	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$19.45	$20.00	$16.55	$19.79	$19.30	$21.09	$21.10
Investment Operations
Net Investment Income	.23	.49	.470	.44	.10	.44	.58
Net Realized and Unrealized Gain (Loss) on Investments	(.18)	1.80	3.455	(3.05)	.39	(.26)	.08

Total from Investment Operations	.05	2.29	3.925	(2.61)	.49	.18	.66

Distributions
Dividends from Net Investment Income	(.48)	(.47)	(.450)	(.54)	—	(.58)	(.52)
Distributions from Realized Capital Gains	(1.10)	(2.37)	(.025)	(.09)	—	(1.39)	(.15)

Total Distributions	(1.58)	(2.84)	(.475)	(.63)	—	(1.97)	(.67)

Net Asset Value, End of Period	$17.92	$19.45	$20.00	$16.55	$19.79	$19.30	$21.09

Total Return	0.33%	13.32%	24.44%	-13.76%	2.54%	0.78%	3.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$466	$439	$372	$296	$348	$334	$322
Ratio of Total Expenses to Average Net Assets	0.26%**	0.26%	0.35%	0.37%	0.32%**	0.33%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.87%**	2.78%	2.83%	2.45%	2.20%**	2.21%	2.44%
Portfolio Turnover Rate	22%**	29%	63%	5%	0%	1%	8%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001. ** Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance since July 1, 2004, relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $90,000 for the six months ended June 30, 2005.

For the six months ended June 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio’s average net assets before a decrease of $22,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2005, these arrangements reduced the portfolio’s expenses by $8,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $60,949,000, consisting of unrealized gains of $71,817,000 on securities that had risen in value since their purchase and $10,868,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index	16	$5,507	(12)
S&P 500 Index	12	3,587	(43)
E-Mini S&P 500 Index	25	1,494	(20)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2005, the portfolio purchased $82,345,000 of investment securities and sold $47,154,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at June 30, 2005, was $1,700,000, for which the portfolio received cash collateral of $1,800,000.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES
 EQUITY INCOME PORTFOLIO
As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Equity Income Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*
Based on Actual
Portfolio Return	$1,000.00	$1,003.30	$1.29

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.51	$1.30

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENTS

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc, the portfolio’s investment advisors. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board decided to renew the arrangements with Wellington Management and Vanguard based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each advisor.

• Wellington Management Company, LLP. Wellington Management’s portfolio management team has significant depth and experience. Portfolio manager John R. Ryan, CFA, has worked in investment management with Wellington Management since 1981, and has managed a portion of the portfolio since 2003. Wellington Management manages about $470 billion.

• The Vanguard Group. Vanguard—through its Quantitative Equity Group—has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Portfolio manager James P. Stetler has worked in investment management since 1996, and has managed a portion of the portfolio since 2003.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Equity Income Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for portfolio shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio and its shareholders realize economies of scale that are built into the negotiated advisory fee rate for Wellington Management without any need for asset-level breakpoints. The advisory fee rate negotiated with Wellington Management for the portfolio is very low relative to the average rate paid by portfolios in the Equity Income Portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The advisory arrangements with Wellington Management and Vanguard will continue for one year and are renewable by the portfolio’s board for successive one-year periods.

VANGUARD® DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio performed very well during the first half of 2005, gaining 4.6% on the strength of several large holdings in energy companies. The portfolio outperformed its benchmark and its peer group of funds, both of which were closer to the broad market’s flat return for the first half. At the end of June, the Diversified Value Portfolio had a yield of 2.4%.

Total Returns	Six Months Ended June 30, 2005

Diversified Value Portfolio	4.6%
S&P 500/Barra Value Index	0.1
Average Multi-Cap Value Fund*	0.9
Dow Jones Wilshire 5000 Index	0.0

*Derived from data provided by Lipper Inc.

The table at left shows the returns of your portfolio and its comparative standards over the past six months. Please note that portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

PORTFOLIO GAINS FUELED BY ENERGY PRICES

Over the six-month period, a supply-demand imbalance and Middle East political instability pushed the price of crude oil from $39.60 to $54.35 a barrel. The relentless rise in energy prices has boosted profitability and stock prices for integrated oil companies and oil industry service providers. Utility companies have also rallied in the strong energy market. Your portfolio was well positioned to benefit from these trends. Top performers ConocoPhillips, Occidental Petroleum, and BP PLC were among the portfolio’s largest holdings.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

Diversified Value Portfolio	0.41%
Average Multi-Cap Value Fund	1.42

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The advisor, Barrow, Hanley, Mewhinney & Strauss, also scored a win in financial services, the portfolio’s biggest sector weighting. Large holding Allstate, the country’s second-largest provider of consumer insurance, was one of the portfolio’s top performers. Equity

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO

ADVISOR’S REPORT

The Diversified Value Portfolio returned 4.6% for the six months ended June 30, 2005, versus 0.1% for the S&P 500/Barra Value Index.

THE INVESTMENT ENVIRONMENT

The first half of 2005 was “okay” for value investors but difficult for momentum and growth investors. Perennially favorite groups, such as technology, telecommunications, and pharmaceuticals, were down. Historically boring industries, such as homebuilding, REITs, big oil, and utilities, did well. (Some market participants would say that these latter groups are overextended. In a couple of cases, we agree.)

The questions investors should ask are: Have the fundamentals of a group changed significantly, and do prices fully reflect an improved landscape? Other questions are on our minds too. As the Federal Reserve Board continues to increase short-term interest rates (which we expect it to do), what will its actions do to the availability and cost of credit? And when and how will the auto industry try to right itself, given that credit-rating agencies have come down hard on this important industry?

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.

Earnings so far for 2005 have been slightly disappointing, but have been up nonetheless. We are not concerned, as the trend seems to reflect the length of the current expansion.

OUR SUCCESSES

Our successes came primarily from stocks in the energy and utilities sectors, particularly ConocoPhillips, Occidental Petroleum, and Duke Energy. Health concern WellPoint and insurer Allstate also helped.

OUR SHORTFALLS

Our shortfalls included ConAgra, Verizon Communications, and Lyondell Chemical, all of which revised earnings expectations downward. Tyco International and Emerson Electric also declined, probably because of softness in telecommunication orders. Generally, we continue to hold faith in these stocks.

OUR PORTFOLIO POSITIONING

Relative to both the S&P 500/Barra Value Index and the S&P 500 Index, we have overweighted positions in the consumer staples, integrated oils, and health care sectors. We are underweighted in financial services, consumer discretionary, technology, and industrial raw materials.

During the past six months, we added several companies whose stocks we feel have been unduly battered. For example, we bought Nokia, which has been very weak because of concerns over market-share losses and margin contraction. However, with over 40 new phone models coming out in 2005, we expect market share to expand. Wyeth was another addition. Though it has been hit hard by legal fears connected to its Fen Phen liabilities, we feel the worst is over and purchased it at a bargain price, given its earnings and yield.

James P. Barrow, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

JULY 18, 2005

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO
As of June 30, 2005

PORTFOLIO PROFILE

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**

Number of Stocks	44	324	4,937
Median Market Cap	$33.2B	$31.2B	$25.0B
Price/Earnings Ratio	15.3x	15.7x	21.7x
Price/Book Ratio	2.5x	2.0x	2.8x
Yield	2.4%	2.2%	1.6%
Return on Equity	20.8%	14.9%	18.3%
Earnings Growth Rate	7.8%	8.0%	9.7%
Foreign Holdings	8.1%	0.0%	1.1%
Turnover Rate	19%†	--	--
Expense Ratio	0.41%†	--	--
Short-Term Reserves	3%	---	--

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**

R-Squared	0.83	1.00	0.77	1.00
Beta	0.82	1.00	0.90	1.00

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**

Auto & Transportation	0%	3%	2%
Consumer Discretionary	6	12	16
Consumer Staples	12	2	7
Financial Services	24	37	22
Health Care	14	7	13
Integrated Oils	14	5	4
Other Energy	0	3	4
Materials & Processing	3	5	4
Producer Durables	5	4	5
Technology	2	6	12
Utilities	13	14	7
Other	4	2	4

Short-Term Reserves	3%	--	--

Ten Largest Holdings (% of total net assets)

Occidental Petroleum Corp.	4.6%
(energy and utilities)
ConocoPhillips Co.	4.1
(energy and utilities)
WellPoint Inc.	3.6
(health care)
MBNA Corp.	3.6
(financial services)
Pfizer Inc.	3.0
(pharmaceuticals)
BP PLC ADR	3.0
(energy and utilities)
Bank of America Corp.	3.0
(banking)
Washington Mutual, Inc.	2.9
(banking)
Altria Group, Inc.	2.9
(tobacco)
Imperial Tobacco Group ADR	2.9
(tobacco)

Top Ten	33.6%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500/Barra Value Index.
**Dow Jones Wilshire 5000 Index.
† Annualized.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO
As of June 30, 2005

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) February 8, 1999–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Diversified Value Portfolio	2/8/1999	17.74%	12.00%	5.37%	1.88%	7.25%

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

As of June 30, 2005

FINANCIAL STATEMENTS (unaudited)

STATEMENT OF NET ASSETS

Diversified Value Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (97.1%)

Consumer Discretionary (5.7%)
Mattel, Inc.	621,900	$11,381
Cendant Corp.	457,500	10,234
Service Corp. International	680,200	5,455
Carnival Corp.	80,200	4,375

		31,445

Consumer Staples (12.4%)
Altria Group, Inc.	248,300	16,055
Imperial Tobacco Group ADR	294,500	16,024
UST, Inc.	347,600	15,871
ConAgra Foods, Inc.	494,700	11,457
*Dean Foods Co.	248,900	8,771

		68,178

Financial Services (24.6%)
Banks--New York City (0.8%)
JPMorgan Chase & Co.	125,450	4,431
Banks--Outside New York City (5.1%)
Bank of America Corp.	357,800	16,319
Wells Fargo & Co.	188,200	11,589
Diversified Financial Services (2.9%)
Citigroup, Inc.	343,800	15,894
Finance--Small Loan (2.6%)
SLM Corp.	284,900	14,473
Financial--Miscellaneous (4.8%)
MBNA Corp.	745,600	19,505
MGIC Investment Corp.	105,100	6,855
Insurance--Multiline (2.9%)
Allstate Corp.	262,800	15,702
Insurance--Property- Casualty (1.4%)
XL Capital Ltd. Class A	102,900	7,658
Real Estate Investment Trusts (1.2%)
Equity Office Properties Trust REIT	192,100	6,359
Savings & Loan (2.9%)
Washington Mutual, Inc.	397,050	16,156

		134,941

Health Care (13.7%)
*WellPoint Inc.	283,400	19,736
Pfizer Inc.	600,300	16,556
Wyeth	230,000	10,235
Baxter International, Inc.	259,000	9,609
Schering-Plough Corp.	497,400	9,480
Bristol-Myers Squibb Co.	377,900	9,440

		75,056

Integrated Oils (14.4%)
Occidental Petroleum Corp.	328,400	25,264
ConocoPhillips Co.	391,344	22,498
BP PLC ADR	263,312	16,425
Chevron Corp.	272,800	15,255

		79,442

Other Energy (0.4%)
*Reliant Energy, Inc.	196,415	2,432

Materials & Processing (2.7%)
Lyondell Chemical Co.	456,200	12,053
International Paper Co.	89,200	2,695

		14,748

Producer Durables (4.7%)
Emerson Electric Co.	220,500	13,810
Nokia Corp. ADR	719,500	11,973

		25,783

Technology (1.6%)
Hewlett-Packard Co.	367,000	8,628

Utilities (12.6%)
Duke Energy Corp.	482,000	14,330
Entergy Corp.	174,600	13,191
Exelon Corp.	253,300	13,002
American Electric Power Co., Inc.	345,240	12,729
Verizon Communications Inc.	243,760	8,422
CenterPoint Energy Inc.	581,000	7,675

		69,349

Other (4.3%)
Tyco International Ltd.	435,100	12,705
ITT Industries, Inc.	109,600	10,700

		23,405

TOTAL COMMON STOCKS
(Cost $450,318)		533,407

TEMPORARY CASH INVESTMENT (2.9%)

Vanguard Market Liquidity Fund, 3.139%**
(Cost $15,859)	15,858,942	15,859

TOTAL INVESTMENTS (100.0%)
(Cost $466,177)		549,266

OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets--Note C		3,174
Liabilities		(3,396)

		(222)

NET ASSETS (100%)

Applicable to 39,287,976 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$549,044

NET ASSET VALUE PER SHARE		$13.97

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$464,098	$11.82
Undistributed Net Investment Income	5,207.13
Accumulated Net Realized Losses	(3,350)	(.09)
Unrealized Appreciation	83,089	2.11

NET ASSETS	$549,044	$13.97

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

STATEMENT OF OPERATIONS

Diversified Value Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$6,308
Interest	289
Security Lending	34

Total Income	6,631

Expenses
Investment Advisory Fees--Note B
Basic Fee	310
Performance Adjustment	32
The Vanguard Group--Note C
Management and Administrative	606
Marketing and Distribution	30
Custodian Fees	2
Shareholders' Reports	9
Total Expenses	989

NET INVESTMENT INCOME	5,642

REALIZED NET GAIN (LOSS) ON
INVESTMENT SECURITIES SOLD	6,986

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	10,633

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$23,261

STATEMENT OF CHANGES IN NET ASSETS

	Diversified Value Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$5,642	$7,022
Realized Net Gain (Loss)	6,986	5,841
Change in Unrealized Appreciation
(Depreciation)	10,633	49,994

Net Increase (Decrease) in Net Assets
Resulting from Operations	23,261	62,857

Distributions
Net Investment Income	(6,939)	(4,948)
Realized Capital Gain	--	--

Total Distributions	(6,939)	(4,948)

Capital Share Transactions1
Issued	120,684	138,523
Issued in Lieu of Cash Distributions	6,939	4,948
Redeemed	(15,255)	(20,031)

Net Increase (Decrease) from
Capital Share Transactions	112,368	123,440

Total Increase (Decrease)	128,690	181,349

Net Assets
Beginning of Period	420,354	239,005

End of Period	$549,044	$420,354
1Shares Issued (Redeemed)
Issued	8,883	11,403
Issued in Lieu of Cash Distributions	511	423
Redeemed	(1,120)	(1,661)

Net Increase (Decrease)
in Shares Outstanding	8,274	10,165

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Diversified Value Portfolio

	Six Months Ended June 30,	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$13.55	$11.46	$8.98	$10.66	$10.16	$9.85	$9.31

Investment Operations
Net Investment Income	.16**	.22	.25**	.23	.06	.16	.21
Net Realized and Unrealized Gain (Loss) on Investments	.46	2.09	2.47	(1.71)	.44	.36	.45

Total from Investment Operations	.62	2.31	2.72	(1.48)	.50	.52	.66

Distributions
Dividends from Net Investment Income	(.20)	(.22)	(.24)	(.20)	--	(.21)	(.12)
Distributions from Realized Capital Gains	--	--	--	--	--	--	--

Total Distributions	(.20)	(.22)	(.24)	(.20)	--	(.21)	(.12)

Net Asset Value, End of Period	$13.97	$13.55	$11.46	8.98	$10.66	$10.16	$9.85

Total Return	4.62%	20.46%	31.12%	-14.24%	4.92%	5.42%	7.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$549	$420	$239	$152	$174	$163	$47
Ratio of Total Expenses to Average Net Assets†	0.41%††	0.42%	0.48%	0.50%	0.48%††	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets	2.37%††	2.26%	2.60%	2.33%	2.03%††	2.19%	2.67%
Portfolio Turnover Rate	19%††	15%	24%	27%	4%	29%	42%

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Calculated based on average shares outstanding.
† Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.03%, 0.02%, 0.01%, 0.00%, and (0.02)%.
++ Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the Standard & Poor’s 500/Barra Value Index. For the six months ended June 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before an increase of $32,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $66,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2004, the portfolio had available realized losses of $10,336,000 to offset future net capital gains of $6,004,000 through December 31, 2010, and $4,332,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2005; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $83,089,000, consisting of unrealized gains of $90,777,000 on securities that had risen in value since their purchase and $7,688,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2005, the portfolio purchased $156,077,000 of investment securities and sold $43,946,000 of investment securities, other than temporary cash investments.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO
As of June 30, 2005

ABOUT YOUR PORTFOLIO’S EXPENSES

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Diversified Value Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,046.19	$2.08
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.76	$2.06

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), the portfolio’s investment advisor. The board determined that the retention of BHM&S was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of BHM&S’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. BHM&S manages about $46 billion in assets. Portfolio manager James P. Barrow has worked in investment management since 1963, and has managed the portfolio since its inception.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or under-performance of relevant benchmarks and peer groups. BHM&S has carried out its investment strategy in disciplined fashion, and the results provided by BHM&S have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Diversified Value Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory fee was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rate. The board did not consider profitability of BHM&S in determining whether to approve the advisory fee, because BHM&S is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio and its shareholders realize economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The portfolio’s advisory fee rate is very low relative to the average rate paid by portfolios in its peer group.

The advisory agreement will continue for one year and is renewable by the portfolio’s board for successive one-year periods.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

VANGUARD® TOTAL STOCK MARKET INDEX PORTFOLIO

During the six months ended June 30, 2005, the Total Stock Market Index Portfolio posted a return of –0.1%. This result met the portfolio’s objective of closely tracking the return of its broad-market benchmark.

The portfolio is a “fund of funds,” with roughly 75% of its assets invested in the Equity Index Portfolio of Vanguard Variable Insurance Fund. (Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.) The Equity Index Portfolio, which seeks to track the investment results of the Standard & Poor’s 500 Index, has a large-capitalization focus. Vanguard Extended Market Index Fund, the other large holding of the Total Stock Market Index Portfolio, adds mid- and small-capitalization stocks to the mix; it seeks to track the performance of an index of the stock market outside the S&P 500 companies.

Earlier this year Vanguard announced that the portfolio’s target benchmark would change from the Dow Jones Wilshire 5000 Composite Index to the S&P Total Market Index, which is a combination of the S&P 500 Index and the S&P Completion Index.

Total Returns	Six Months Ended June 30, 2005
Total Stock Market Index Portfolio	-0.1%
Spliced Total Market Index*	-0.1
Average Multi-Cap Core Fund**	-0.3

*Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter. **Derived from data provided by Lipper Inc.

The portfolio's board of trustees believes that the new index has a superior construction methodology. The portfolio began tracking the S&P Total Market Index on June 18.

The table above shows the returns of your portfolio and its comparative measures over the past six months. Please note that returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

STOCKS WERE UP, DOWN, UP, AND FINALLY FLAT

Following a formidable year-end rally in 2004, U.S. stocks both stumbled and surged in the six months that followed--yet ended near where they started. The large-capitalization stocks that dominate the S&P 500 Index turned in a meager performance over the half-year, and value stocks continued to outpace their growth-oriented counterparts.

Six of the fund's 12 industry sectors delivered negative returns for the period. The auto & transportation sector was down significantly (-13%), but larger sectors of the portfolio--including the consumer discretionary, financial services, and technology sectors--did more to depress overall performance. The best absolute returns came from integrated oils (+17%) and "other energy" (+24%), sectors that benefited from higher oil prices and increased demand. While these sectors are a rather small portion of the portfolio's total assets, they made a substantial contribution to its total return.

A SIMPLE WAY TO TRACK THE MARKET

Since its inception in January 2003, the portfolio has kept pace with the broad stock market. Although the portfolio's return will vary from year to year--and sometimes may be negative--it can be a useful option for those seeking exposure to the broad stock market in a single low-cost investment.

Annualized Expense Ratios:* Your portfolio compared with its peer group
	Portfolio Expense Ratio	Average Weighted Expense Ratio	Average Multi-Cap Core Fund Expense Ratio
Total Stock Market
Index Portfolio	0.00%	0.17%	1.36%

*The portfolio has no direct expenses,but bears its proportionate share of the expenses of the underlying funds. These underlying expenses make up the average weighted expense ratio, which reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

PORTFOLIO PROFILE	TOTAL STOCK MARKET INDEX PORTFOLIO As of June 30, 2005

Portfolio Characteristics
Yield	1.7%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.17%

*For underlying funds; annualized.

Allocation to Underlying Funds
Vanguard Variable Insurance Fund Equity Index Portfolio	73.6%
Vanguard Extended Market Index Fund	24.7
Vanguard Total Stock Market Index Fund	1.7

Total	100.0%

Investment Focus

Yield.  A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

PERFORMANCE SUMMARY	TOTAL STOCK MARKET INDEX PORTFOLIO As of June 30, 2005
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) January 8, 2003–June 30, 2005

*Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
**Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
			Since Inception
	Inception Date	One Year	Capital	Income	Total
Total Stock Market Index Portfolio	1/8/2003	8.15%	15.16%	0.70%	15.86%

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited)	As of June 30, 2005
STATEMENT OF NET ASSETS

Total Stock Market Index Portfolio	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.9%)

U.S. Stock Funds (99.8%)
Vanguard Variable Insurance Fund-
Equity Index Portfolio	7,885,720	$207,946
Vanguard Extended Market Index Fund
Investor Shares	2,184,793	69,870
Vanguard Total Stock Market Index Fund
VIPER Shares	40,100	4,699

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 3.139%*	279,242	279

TOTAL INVESTMENT COMPANIES
(Cost $268,368)		282,794

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		590
Liabilities		(296)

		294

NET ASSETS (100%)

Applicable to 10,192,608 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$283,088

NET ASSET VALUE PER SHARE		$27.77

^See Note A in Notes to Financial Statements. *Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

	Amount	Per
	(000)	Share

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$245,744	$24.10
Undistributed Net Investment Income	2,403.24
Accumulated Net Realized Gains	20,515	2.01
Unrealized Appreciation	14,426	1.42

NET ASSETS	$283,088	$27.77

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

STATEMENT OF OPERATIONS
Total Stock Market Index Portfolio Six Months Ended June 30, 2005 (000)
INVESTMENT INCOME
Income
Income Distributions Received	$2,426

NET INVESTMENT INCOME-Note B	2,426

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	4,640
Investment Securities Sold	15,901

REALIZED NET GAIN (LOSS)	20,541

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	(22,789)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$178

STATEMENT OF CHANGES IN NET ASSETS
	Total Stock Market Index Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$2,426	$2,937
Realized Net Gain (Loss)	20,541	4,454
Change in Unrealized Appreciation
(Depreciation)	(22,789)	18,607

Net Increase (Decrease) in Net Assets
Resulting from Operations	178	25,998

Distributions
Net Investment Income	(2,933)	(696)
Realized Capital Gain*	(4,446)	(696)

Total Distributions	(7,379)	(1,392)

Capital Share Transactions[1]
Issued	43,067	104,895
Issued in Lieu of Cash Distributions	7,379	1,392
Redeemed	(17,627)	(23,430)

Net Increase (Decrease) from
Capital Share Transactions	32,819	82,857

Total Increase (Decrease)	25,618	107,463

Net Assets
Beginning of Period	257,470	150,007

End of Period	$283,088	$257,470

[1]Shares Issued (Redeemed)
Issued	1,558	3,995
Issued in Lieu of Cash Distributions	270	54
Redeemed	(638)	(904)

Net Increase (Decrease) in
Shares Outstanding	1,190	3,145

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $473,000 and $682,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS
Total Stock Market Index Portfolio
For a Share Outstanding Throughout Each Period	Six Months Ended June 30, 2005	Year Ended December 31, 2004	January 8* to December 31, 2003
Net Asset Value, Beginning of Period	$28.60	$25.61	$20.00
Investment Operations
Net Investment Income	.23	.31	.23**
Capital Gain Distributions Received	.58	.25	—
Net Realized and Unrealized Gain (Loss) on Investments	(.86)	2.63	5.38

Total from Investment Operations	(.05)	3.19	5.61

Distributions
Dividends from Net Investment Income	(.31)	(.10)	—
Distributions from Realized Capital Gains	(.47)	(.10)	—

Total Distributions	(.78)	(.20)	—

Net Asset Value, End of Period	$27.77	$28.60	$25.61

Total Return	-0.13%	12.55%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$283	$257	$150
Ratio of Total Expenses to Average Net Assets-Note B	0%†	0%	0%††
Ratio of Net Investment Income to Average Net Assets	1.08%††	1.45%	1.04%††
Portfolio Turnover Rate	48%†,‡	7%	7%

*Inception.
**Calculated based on average shares outstanding.
† The average weighted annualized expense ratio of the underlying funds was 0.17%.
††Annualized.
‡ Includes activity related to a change in the portfolio’s target index.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER® Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Temporary cash investments are valued at cost, which approximates market value.

2.  Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.  Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that Vanguard will reimburse the portfolio’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the period ended June 30, 2005, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $14,426,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D.     During the six months ended June 30, 2005, the portfolio purchased $152,344,000 of investment securities and sold $120,790,000 of investment securities other than temporary cash investments.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	TOTAL STOCK MARKET INDEX PORTFOLIO As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the portfolio’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are based on the portfolio’s average weighted expense ratio.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Total Stock Market Index Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*
Based on Actual
Portfolio Return	$1,000.00	$998.69	$0.84

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.95	$0.85

*These calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The portfolio's annualized average weighted expense ratio as of June 30, 2005, was 0.17%. The dollar amounts shown as "Expenses Paid" are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio's expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENT)

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio's investment advisory arrangement with The Vanguard Group, Inc. Vanguard--through its Quantitative Equity Group--serves as the investment advisor for the portfolio. The board determined that continuing the portfolio's internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor's investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board's decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio's investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard's experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperfor-mance of its relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio's performance, including some of the data considered by the board, can be found on the "Performance Summary" page for this portfolio.

COST

The Total Stock Market Index Portfolio's expense ratio was far below the average expense ratio charged by portfolios in its peer group. Information about the portfolio's expense ratio appears on the "About Your Portfolio's Expenses" page as well as in the "Financial Statements" pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard's unique "at-cost" structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces "profits" only in the form of reduced expenses for portfolio shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the Total Stock Market Index Portfolio's low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

VANGUARD® EQUITY INDEX PORTFOLIO

During the six months ended June 30, 2005, the Equity Index Portfolio posted a return of –0.8%. This result met the portfolio’s objective of closely tracking the return of the Standard & Poor’s 500 Index.

Total Returns	Six Months Ended June 30, 2005

Equity Index Portfolio	-0.8%
S&P 500 Index	-0.8
Average Large-Cap Core Fund*	-1.2

*Derived from data provided by Lipper Inc.

The adjacent table shows the returns of your portfolio and its comparative measures over the past six months. Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

STOCKS CHURNED, BUT FINALLY WENT NOWHERE

Following a formidable year-end rally, U.S. stocks both stumbled and surged in the six months that followed—yet ended near where they started. The large-capitalization stocks that dominate the S&P 500 Index turned in a meager performance over the half-year.

Seven of the fund’s 12 industry sectors delivered negative returns for the period. The best aggregate results came from integrated oils (+17%) and “other energy” (+26%), sectors that benefited from higher oil prices and increased demand. Although together these sectors comprise a rather small portion of the portfolio’s assets, they made a substantial contribution to the total return. The health care sector also produced a gain, albeit a modest one (+4%).

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio
Equity Index Portfolio	0.14%
Average Large-Cap Core Fund	1.45

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Financial services, consumer discretionary, and technology stocks, which have a sizable impact on the portfolio's return because of their large index weightings, all had relatively disappointing results for the period. The auto & transportation sector also had a poor half-year, returning -16%.

A SIMPLE WAY TO TRACK THE MARKET

The Equity Index Portfolio's average annual return of 9.88% over the last ten years is very close to the 9.94% result for the S&P 500 Index, which--unlike a mutual fund--has no operating or transaction costs to account for. This excellent tracking record is a testament to the skills of the portfolio managers in Vanguard's Quantitative Equity Group and also to the portfolio's low costs.

Although the portfolio's absolute returns will vary from year to year--and at times turn negative-it can be a useful option for those seeking broad exposure to large-capitalization stocks in a single low-cost investment.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

PORTFOLIO PROFILE	EQUITY INDEX PORTFOLIO As of June 30, 2005

Portfolio Characteristics
	Portfolio	Target Index*	Broad Index**
Number of Stocks	505	500	4,937
Median Market Cap	$48.8B	$48.8B	$25.0B
Price/Earnings Ratio	18.0x	18.0x	21.7x
Price/Book Ratio	2.8x	2.8x	2.8x
Yield	1.7%	1.9%	1.6%
Return on Equity	19.6%	19.6%	18.3%
Earnings Growth Rate	10.7%	10.7%	9.7%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	10%†	—	—
Expense Ratio	0.14%†	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio	Target Index*	Portfolio	Broad Index**
R-Squared	1.00	1.00	0.99	1.00
Beta	1.00	1.00	0.99	1.00

Sector Diversification (% of portfolio)
	Portfolio	Target Index*	Broad Index**
Auto & Transportation	2%	2%	2%
Consumer Discretionary	14	14	16
Consumer Staples	7	7	7
Financial Services	22	22	22
Health Care	13	13	13
Integrated Oils	6	6	4
Other Energy	3	3	4
Materials & Processing	3	3	4
Producer Durables	4	4	5
Technology	14	14	12
Utilities	7	7	7
Other	5	5	4

Ten Largest Holdings (% of total net assets)
General Electric Co.	3.4%
(conglomerate)

ExxonMobil Corp.	3.3
(oil)

Microsoft Corp.	2.3
(software)

Citigroup, Inc.	2.2
(banking)

Pfizer Inc.	1.9
(pharmaceuticals)

Johnson & Johnson	1.8
(pharmaceuticals)

Bank of America Corp.	1.7
(banking)

Wal-Mart Stores, Inc.	1.5
(retail)

Intel Corp.	1.5
(electronics)

American International Group, Inc.	1.4
(insurance)

Top Ten	21.0%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500 Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

PERFORMANCE SUMMARY	EQUITY INDEX PORTFOLIO As of June 30, 2005
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 31, 1994–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Equity Index Portfolio	4/29/1991	6.25%	-2.44%	8.31%	1.57%	9.88%

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited)	As of June 30, 2005
STATEMENTS OF NET ASSETS
Equity Index Portfolio	Shares	Market Value^ (000)
COMMON STOCKS (99.5%)(1)

Auto & Transportation (2.3%)
United Parcel Service, Inc.	173,094	$ 11,971
FedEx Corp.	46,922	3,801
General Motors Corp.	87,909	2,989
Ford Motor Co.	286,208	2,931
Burlington Northern Santa Fe Corp.	58,487	2,754
Union Pacific Corp.	40,923	2,652
Harley-Davidson, Inc.	44,262	2,195
Norfolk Southern Corp.	62,818	1,945
PACCAR, Inc.	27,049	1,839
Southwest Airlines Co.	114,948	1,601
CSX Corp.	33,589	1,433
Genuine Parts Co.	27,060	1,112
*The Goodyear Tire & Rubber Co.	27,438	409
Delphi Corp.	87,105	405
Dana Corp.	23,409	351
*Navistar International Corp.	10,202	326
Cooper Tire & Rubber Co.	9,911	184
Visteon Corp.	19,737	119
*Delta Air Lines, Inc.	21,664	81

		39,098

Consumer Discretionary (13.4%)
Wal-Mart Stores, Inc.	519,992	25,064
Home Depot, Inc.	333,576	12,976
*Time Warner, Inc.	728,386	12,171
The Walt Disney Co.	317,231	7,988
Viacom Inc. Class B	248,507	7,957
Gillette Co.	155,075	7,851
Target Corp.	137,341	7,473
The News Corp., Inc.	448,069	7,250
*Yahoo! Inc.	203,958	7,067
Lowe's Cos., Inc.	120,139	6,994
*eBay Inc.	188,779	6,232
McDonald's Corp.	197,101	5,470
Kimberly-Clark Corp.	74,345	4,653
Carnival Corp.	81,922	4,469
Cendant Corp.	163,614	3,660
Costco Wholesale Corp.	74,251	3,328
Best Buy Co., Inc.	46,450	3,184
*Starbucks Corp.	60,510	3,126
NIKE, Inc. Class B	35,474	3,072
*Kohl's Corp.	50,643	2,831
Avon Products, Inc.	73,402	2,778
Gannett Co., Inc.	38,597	2,745
*Electronic Arts Inc.	47,551	2,692
The McGraw-Hill Cos., Inc.	58,285	2,579
Waste Management, Inc.	88,277	2,502
Clear Channel Communications, Inc.	79,371	2,455
Staples, Inc.	114,647	2,444
*Sears Holdings Corp.	15,899	2,383
Yum! Brands, Inc.	45,058	2,347
The Gap, Inc.	117,967	2,330
Omnicom Group Inc.	28,502	2,276
J.C. Penney Co., Inc. (Holding Co.)	40,962	2,154
Marriott International, Inc. Class A	30,817	2,102
Harrah's Entertainment, Inc.	28,220	2,034
*Apollo Group, Inc. Class A	25,413	1,988
*Coach, Inc.	58,644	1,969
Starwood Hotels & Resorts Worldwide, Inc.	33,574	1,966
Federated Department Stores, Inc.	26,471	1,940
*Bed Bath & Beyond, Inc.	46,010	1,922
May Department Stores Co.	46,540	1,869
TJX Cos., Inc.	73,234	1,783
Tribune Co.	46,306	1,629
International Game Technology	53,415	1,504
Hilton Hotels Corp.	59,381	1,416
Nordstrom, Inc.	19,129	1,300
Limited Brands, Inc.	59,123	1,266
*Univision Communications Inc.	45,318	1,249
*Fisher Scientific International Inc.	18,736	1,216
Eastman Kodak Co.	44,695	1,200
Mattel, Inc.	64,020	1,172
R.R. Donnelley & Sons Co.	33,138	1,144
*Office Depot, Inc.	49,207	1,124
Black & Decker Corp.	12,405	1,115
Newell Rubbermaid, Inc.	42,853	1,022
Dollar General Corp.	46,938	956
*AutoZone Inc.	10,141	938
*Toys R Us, Inc.	34,558	915
Cintas Corp.	23,244	897
VF Corp.	15,568	891
Wendy's International, Inc.	17,942	855
*Interpublic Group of Cos., Inc.	65,820	802
Leggett & Platt, Inc.	29,514	784
Darden Restaurants Inc.	22,680	748
Tiffany & Co.	22,358	732
Whirlpool Corp.	10,417	730
*AutoNation, Inc.	34,714	712
Knight Ridder	11,543	708
New York Times Co. Class A	22,680	706
Family Dollar Stores, Inc.	25,910	676
Liz Claiborne, Inc.	16,902	672
Robert Half International, Inc.	24,793	619
Jones Apparel Group, Inc.	18,783	583
Alberto-Culver Co. Class B	13,384	580
RadioShack Corp.	24,160	560
Hasbro, Inc.	26,140	543
*Monster Worldwide Inc.	18,791	539
The Stanley Works	11,674	532
Circuit City Stores, Inc.	29,741	514
International Flavors & Fragrances, Inc.	13,763	499
Sabre Holdings Corp.	20,426	408
Reebok International Ltd.	8,680	363
Meredith Corp.	6,903	339
*Allied Waste Industries, Inc.	42,177	334
OfficeMax, Inc.	11,034	328
*Convergys Corp.	22,122	315
Snap-On Inc.	9,036	310
Dillard's Inc.	11,173	262
*Big Lots Inc.	17,534	232
Maytag Corp.	12,277	192
Viacom Inc. Class A	2,112	68
News Corp., Inc., Class B	200	3

		227,276

Consumer Staples (7.4%)
Altria Group, Inc.	321,842	20,810
The Procter & Gamble Co.	384,638	20,290
The Coca-Cola Co.	351,799	14,688
PepsiCo, Inc.	260,238	14,035
Walgreen Co.	158,855	7,306
Anheuser-Busch Cos., Inc.	120,592	5,517

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

Equity Index Portfolio	Shares	Market Value^ (000)
Colgate-Palmolive Co.	81,235	$ 4,054
CVS Corp.	125,972	3,662
Sysco Corp.	98,360	3,560
General Mills, Inc.	57,411	2,686
Sara Lee Corp.	122,613	2,429
Kellogg Co.	54,421	2,418
*The Kroger Co.	113,511	2,160
The Hershey Co.	33,866	2,103
Wm. Wrigley Jr. Co.	30,379	2,091
H.J. Heinz Co.	54,377	1,926
ConAgra Foods, Inc.	80,672	1,868
*Safeway, Inc.	69,712	1,575
Campbell Soup Co.	50,564	1,556
Reynolds American Inc.	18,066	1,424
The Clorox Co.	23,966	1,335
Coca-Cola Enterprises, Inc.	54,933	1,209
Albertson's, Inc.	57,339	1,186
UST, Inc.	25,600	1,169
The Pepsi Bottling Group, Inc.	30,486	872
Brown-Forman Corp. Class B	14,029	848
Molson Coors Brewing Co. Class B	12,127	752
SuperValu Inc.	21,238	693
McCormick & Co., Inc.	21,134	691
*Constellation Brands, Inc. Class A	206	6

		124,919

Financial Services (21.3%)
Citigroup, Inc.	808,641	37,383
Bank of America Corp.	625,069	28,509
American International Group, Inc.	403,306	23,432
JPMorgan Chase & Co.	546,912	19,317
Wells Fargo & Co.	262,279	16,151
Wachovia Corp.	245,108	12,157
American Express Co.	181,986	9,687
Morgan Stanley	170,381	8,940
Fannie Mae	150,528	8,791
U.S. Bancorp	284,819	8,317
Merrill Lynch & Co., Inc.	146,953	8,084
The Goldman Sachs Group, Inc.	68,718	7,011
Freddie Mac	107,334	7,001
Allstate Corp.	103,869	6,206
Washington Mutual, Inc.	136,286	5,545
Prudential Financial, Inc.	81,191	5,331
MBNA Corp.	197,139	5,157
Metropolitan Life Insurance Co.	114,034	5,125
First Data Corp.	121,037	4,858
Lehman Brothers Holdings, Inc.	42,984	4,267
St. Paul Travelers Cos., Inc.	104,750	4,141
SunTrust Banks, Inc.	52,818	3,816
Automatic Data Processing, Inc.	90,701	3,807
Countrywide Financial Corp.	91,383	3,528
The Bank of New York Co., Inc.	121,118	3,486
The Hartford Financial Services Group Inc.	46,148	3,451
BB&T Corp.	84,985	3,397
AFLAC Inc.	78,018	3,377
Fifth Third Bancorp	81,162	3,345
SLM Corp.	65,280	3,316
National City Corp.	92,387	3,152
Capital One Financial Corp.	39,170	3,134
Progressive Corp. of Ohio	30,861	3,049
Golden West Financial Corp.	43,959	2,830
The Chubb Corp.	30,329	2,596
State Street Corp.	51,478	2,484
Simon Property Group, Inc. REIT	34,186	2,478
Regions Financial Corp.	72,233	2,447
PNC Financial Services Group	44,148	2,404
Franklin Resources Corp.	30,818	2,372
Marsh & McLennan Cos., Inc.	82,857	2,295
CIGNA Corp.	20,319	2,175
KeyCorp	63,367	2,101
Equity Office Properties Trust REIT	63,375	2,098
North Fork Bancorp, Inc.	74,256	2,086
ACE Ltd.	44,780	2,008
Charles Schwab Corp.	177,460	2,002
Moody's Corp.	42,919	1,930
Loews Corp.	24,790	1,921
The Principal Financial Group, Inc.	45,718	1,916
Mellon Financial Corp.	65,877	1,890
Bear Stearns Co., Inc.	17,635	1,833
Paychex, Inc.	55,335	1,801
Equity Residential REIT	44,507	1,639
XL Capital Ltd. Class A	21,779	1,621
M & T Bank Corp.	15,228	1,601
*SunGard Data Systems, Inc.	45,230	1,591
Comerica, Inc.	26,202	1,514
H & R Block, Inc.	25,744	1,502
Marshall & Ilsley Corp.	33,063	1,470
Northern Trust Corp.	31,684	1,444
AmSouth Bancorp	54,895	1,427
CIT Group Inc.	32,655	1,403
Synovus Financial Corp.	48,427	1,388
*Fiserv, Inc.	29,700	1,276
Sovereign Bancorp, Inc.	56,708	1,267
Lincoln National Corp.	26,950	1,264
MBIA, Inc.	21,023	1,247
Aon Corp.	49,554	1,241
T. Rowe Price Group Inc.	19,273	1,206
Archstone-Smith Trust REIT	30,848	1,191
Ambac Financial Group, Inc.	16,813	1,173
ProLogis REIT	28,944	1,165
SAFECO Corp.	19,879	1,080
Jefferson-Pilot Corp.	21,083	1,063
Plum Creek Timber Co. Inc. REIT	28,697	1,042
Zions Bancorp	13,992	1,029
Cincinnati Financial Corp.	25,858	1,023
MGIC Investment Corp.	14,666	957
Huntington Bancshares Inc.	36,084	871
Compass Bancshares Inc.	19,322	870
UnumProvident Corp.	46,273	848
Torchmark Corp.	16,215	846
First Horizon National Corp.	19,379	818
*Providian Financial Corp.	45,911	809
*E*TRADE FINANCIAL Corp.	57,358	802
Equifax, Inc.	20,205	722
Apartment Investment & Management Co.
Class A REIT	14,751	604
Janus Capital Group Inc.	35,260	530
Federated Investors, Inc.	14,763	443
Dow Jones & Co., Inc.	10,957	388
Ryder System, Inc.	10,023	367

		362,677

Health Care (13.0%)
Pfizer Inc.	1,155,840	31,878
Johnson & Johnson	462,186	30,042
Abbott Laboratories	240,970	11,810
*Amgen, Inc.	192,282	11,625
Merck & Co., Inc.	342,454	10,548
UnitedHealth Group Inc.	196,790	10,261
Eli Lilly & Co.	176,095	9,810
Medtronic, Inc.	187,955	9,734
Wyeth	208,059	9,259
Bristol-Myers Squibb Co.	303,703	$7,587
*WellPoint Inc.	95,256	6,634
Schering-Plough Corp.	229,388	4,372
Cardinal Health, Inc.	66,622	3,836
Aetna Inc.	45,139	3,738
HCA Inc.	65,103	3,689
Baxter International, Inc.	96,584	3,583
Guidant Corp.	50,536	3,401
*Boston Scientific Corp.	116,546	3,147
*Caremark Rx, Inc.	70,447	3,136
*Gilead Sciences, Inc.	70,178	3,087
*Zimmer Holdings, Inc.	38,400	2,925
Stryker Corp.	58,222	2,769
*St. Jude Medical, Inc.	56,264	2,454
*Genzyme Corp.-General Division	39,230	2,357
*Medco Health Solutions, Inc.	43,060	2,298
Becton, Dickinson & Co.	39,334	2,064
*Forest Laboratories, Inc.	52,984	2,058
McKesson Corp.	45,806	2,052
*Biogen Idec Inc.	53,522	1,844
Allergan, Inc.	20,221	1,724
Quest Diagnostics, Inc.	28,226	1,504
Biomet, Inc.	39,231	1,359
*Express Scripts Inc.	23,102	1,155
AmerisourceBergen Corp.	16,412	1,135
C.R. Bard, Inc.	16,309	1,085
*Laboratory Corp. of America Holdings	20,885	1,042
*MedImmune Inc.	38,516	1,029
Health Management Associates Class A	38,497	1,008
*Humana Inc.	25,072	996
*Hospira, Inc.	24,669	962
*Tenet Healthcare Corp.	72,813	891
IMS Health, Inc.	35,271	874
Mylan Laboratories, Inc.	41,918	807
*Chiron Corp.	22,982	802
Bausch & Lomb, Inc.	8,337	692
Manor Care, Inc.	13,459	535
*Watson Pharmaceuticals, Inc.	17,068	505
*Millipore Corp.	7,774	441
*King Pharmaceuticals, Inc.	37,495	391

		220,935

Integrated Oils (5.8%)
ExxonMobil Corp.	989,488	56,866
Chevron Corp.	326,121	18,237
ConocoPhillips Co.	216,412	12,442
Occidental Petroleum Corp.	61,958	4,766
Marathon Oil Corp.	52,013	2,776
Unocal Corp.	42,173	2,743
Amerada Hess Corp.	13,378	1,425

		99,255

Other Energy (2.8%)
Schlumberger Ltd.	91,614	6,957
Halliburton Co.	78,654	3,761
Devon Energy Corp.	73,556	3,728
Burlington Resources, Inc.	59,837	3,305
Apache Corp.	51,019	3,296
Valero Energy Corp.	39,905	3,157
Anadarko Petroleum Corp.	36,665	3,012
*Transocean Inc.	50,678	2,735
Baker Hughes, Inc.	52,644	2,693
EOG Resources, Inc.	37,186	2,112
XTO Energy, Inc.	56,094	1,907
Williams Cos., Inc.	88,831	1,688
*Nabors Industries, Inc.	23,144	1,403
Kerr-McGee Corp.	18,140	1,384
BJ Services Co.	25,127	$1,319
Noble Corp.	21,053	1,295
*National Oilwell Varco	26,818	1,275
Sunoco, Inc.	10,698	1,216
El Paso Corp.	100,169	1,154
Rowan Cos., Inc.	16,878	501
*Calpine Corp.	83,838	285
*Dynegy, Inc.	51,757	252

		48,435

Materials & Processing (3.4%)
Dow Chemical Co.	149,495	6,657
E.I. du Pont de Nemours & Co.	154,759	6,656
Alcoa Inc.	135,715	3,546
Newmont Mining Corp. (Holding Co.)	69,307	2,705
Monsanto Co.	41,653	2,619
Weyerhaeuser Co.	38,073	2,423
Praxair, Inc.	50,225	2,340
International Paper Co.	76,239	2,303
Air Products & Chemicals, Inc.	35,630	2,148
Masco Corp.	67,493	2,144
Archer-Daniels-Midland Co.	96,932	2,072
PPG Industries, Inc.	26,699	1,676
Phelps Dodge Corp.	15,066	1,394
Rohm & Haas Co.	30,054	1,393
Georgia Pacific Group	40,534	1,289
American Standard Cos., Inc.	27,763	1,164
Nucor Corp.	24,907	1,136
Ecolab, Inc.	34,170	1,106
Freeport-McMoRan Copper & Gold, Inc. Class B	27,885	1,044
Vulcan Materials Co.	15,812	1,028
Sherwin-Williams Co.	19,485	918
Avery Dennison Corp.	15,822	838
MeadWestvaco Corp.	29,041	814
Fluor Corp.	13,515	778
Ashland, Inc.	10,416	749
Temple-Inland Inc.	19,422	722
Eastman Chemical Co.	12,412	685
*Sealed Air Corp.	13,011	648
Ball Corp.	17,137	616
United States Steel Corp.	17,754	610
Sigma-Aldrich Corp.	10,708	600
Engelhard Corp.	18,714	534
*Pactiv Corp.	23,252	502
Bemis Co., Inc.	16,702	443
Louisiana-Pacific Corp.	17,249	424
Allegheny Technologies Inc.	13,884	306
Great Lakes Chemical Corp.	8,092	255
*Hercules, Inc.	17,463	247

		57,532

Producer Durables (4.1%)
The Boeing Co.	128,430	8,476
United Technologies Corp.	159,094	8,169
Caterpillar, Inc.	53,091	5,060
Applied Materials, Inc.	255,619	4,136
Lockheed Martin Corp.	62,813	4,075
Emerson Electric Co.	64,798	4,058
Illinois Tool Works, Inc.	42,480	3,385
Northrop Grumman Corp.	55,883	3,088
Deere & Co.	38,343	2,511
Danaher Corp.	42,834	2,242
*Xerox Corp.	149,024	2,055
Ingersoll-Rand Co.	26,180	1,868
Pitney Bowes, Inc.	35,762	1,557
*Agilent Technologies, Inc.	67,336	1,550
Pulte Homes, Inc.	18,380	1,549

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

Equity Index Portfolio	Shares	Market Value^ (000)
Centex Corp.	19,853	$ 1,403
KLA-Tencor Corp.	30,690	1,341
Rockwell Collins, Inc.	27,782	1,325
*Lexmark International, Inc.	19,665	1,275
Parker Hannifin Corp.	18,724	1,161
Dover Corp.	31,673	1,152
KB HOME	12,968	989
Cooper Industries, Inc. Class A	14,442	923
Goodrich Corp.	18,783	769
W.W. Grainger, Inc.	12,960	710
Molex, Inc.	26,069	679
*Waters Corp.	18,224	677
*Thermo Electron Corp.	25,159	676
American Power Conversion Corp.	28,327	668
Pall Corp.	19,348	587
Novellus Systems, Inc.	21,472	531
Cummins Inc.	6,742	503
*Teradyne, Inc.	30,540	366
*Andrew Corp.	25,396	324
Tektronix, Inc.	13,663	318

		70,156

Technology (13.5%)
Microsoft Corp.	1,561,963	38,799
Intel Corp.	959,518	25,005
*Cisco Systems, Inc.	993,422	18,984
International Business Machines Corp.	250,847	18,613
*Dell Inc.	376,336	14,869
Hewlett-Packard Co.	448,617	10,547
*Oracle Corp.	687,341	9,073
QUALCOMM Inc.	253,893	8,381
Texas Instruments, Inc.	258,453	7,255
Motorola, Inc.	381,110	6,959
*EMC Corp.	373,498	5,121
*Apple Computer, Inc.	128,153	4,717
*Corning, Inc.	225,325	3,745
General Dynamics Corp.	31,158	3,413
Raytheon Co.	70,355	2,752
*Symantec Corp.	110,588	2,404
Computer Associates International, Inc.	82,776	2,275
Adobe Systems, Inc.	75,976	2,174
Analog Devices, Inc.	57,568	2,148
*Lucent Technologies, Inc.	689,970	2,008
*Sun Microsystems, Inc.	530,589	1,979
Maxim Integrated Products, Inc.	50,975	1,948
Linear Technology Corp.	47,664	1,749
*Veritas Software Corp.	66,332	1,619
*Broadcom Corp.	45,465	1,614
*Network Appliance, Inc.	57,013	1,612
Electronic Data Systems Corp.	80,656	1,553
L-3 Communications Holdings, Inc.	18,454	1,413
Xilinx, Inc.	54,668	1,394
Rockwell Automation, Inc.	27,200	1,325
*Intuit, Inc.	28,866	1,302
*Computer Sciences Corp.	28,670	1,253
Autodesk, Inc.	35,617	1,224
National Semiconductor Corp.	54,323	1,197
*Altera Corp.	57,970	1,149
*Freescale Semiconductor, Inc. Class B	51,490	1,091
*Advanced Micro Devices, Inc.	61,390	1,065
*NCR Corp.	29,008	1,019
*Affiliated Computer Services, Inc. Class A	19,718	1,008
*Micron Technology, Inc.	95,507	975
*Jabil Circuit, Inc.	28,747	883
Scientific-Atlanta, Inc.	23,699	788
*Comverse Technology, Inc.	31,273	740
*Siebel Systems, Inc.	80,578	$717
*NVIDIA Corp.	26,334	704
*BMC Software, Inc.	34,452	618
*Avaya Inc.	74,067	616
*Tellabs, Inc.	69,819	607
Applera Corp.-Applied Biosystems Group	30,587	602
*Solectron Corp.	150,725	571
*Citrix Systems, Inc.	26,341	571
*Mercury Interactive Corp.	13,570	521
*LSI Logic Corp.	60,431	513
*Sanmina-SCI Corp.	81,263	445
*QLogic Corp.	14,086	435
*Compuware Corp.	60,159	433
*ADC Telecommunications, Inc.	17,918	390
PerkinElmer, Inc.	20,201	382
Symbol Technologies, Inc.	37,748	373
*Novell, Inc.	58,889	365
*JDS Uniphase Corp.	224,234	341
*Unisys Corp.	52,333	331
*Parametric Technology Corp.	42,124	269
*PMC Sierra Inc.	28,000	261
*Freescale Semiconductor Inc. Class A	11,100	233
*CIENA Corp.	89,053	186
*Gateway, Inc.	46,499	153
*Applied Micro Circuits Corp.	47,672	122

		229,901

Utilities (7.3%)
Verizon Communications Inc.	430,161	14,862
SBC Communications Inc.	513,437	12,194
*Comcast Corp. Class A	315,591	9,689
BellSouth Corp.	284,621	7,562
Sprint Corp.	229,962	5,770
*Nextel Communications, Inc.	175,059	5,656
Exelon Corp.	103,926	5,335
Duke Energy Corp.	143,961	4,280
Southern Co.	115,676	4,010
Dominion Resources, Inc.	52,932	3,885
ALLTEL Corp.	50,825	3,165
TXU Corp.	37,305	3,100
FPL Group, Inc.	60,875	2,560
Entergy Corp.	32,987	2,492
FirstEnergy Corp.	51,214	2,464
AT&T Corp.	124,451	2,370
Public Service Enterprise Group, Inc.	37,059	2,254
American Electric Power Co., Inc.	59,695	2,201
PG&E Corp.	57,470	2,157
Edison International	50,587	2,051
Consolidated Edison Inc.	37,696	1,766
Progress Energy, Inc.	38,741	1,753
PPL Corp.	29,474	1,750
Ameren Corp.	31,597	1,747
*AES Corp.	101,790	1,667
Constellation Energy Group, Inc.	27,634	1,594
Sempra Energy	37,140	1,534
Kinder Morgan, Inc.	16,824	1,400
Cinergy Corp.	30,771	1,379
DTE Energy Co.	27,132	1,269
Xcel Energy, Inc.	62,523	1,220
KeySpan Corp.	26,812	1,091
NiSource, Inc.	42,227	1,044
*Qwest Communications International Inc.	260,038	965
*Comcast Corp. Special Class A	27,389	820
Citizens Communications Co.	53,138	714
CenturyTel, Inc.	20,420	707
Pinnacle West Capital Corp.	15,368	683

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

Equity Index Portfolio	Shares	Market Value^ (000)
*Allegheny Energy, Inc.	25,214	$ 636
TECO Energy, Inc.	32,147	608
CenterPoint Energy Inc.	45,010	595
*CMS Energy Corp.	34,169	515
NICOR Inc.	6,838	282
Peoples Energy Corp.	5,898	256

		124,052

Other (5.2%)
General Electric Co.	1,648,706	57,128
Tyco International Ltd.	313,911	9,166
3M Co.	119,687	8,653
Honeywell International Inc.	132,686	4,860
Fortune Brands, Inc.	22,579	2,005
Johnson Controls, Inc.	29,790	1,678
Textron, Inc.	20,955	1,589
ITT Industries, Inc.	14,381	1,404
Eaton Corp.	23,394	1,401
Brunswick Corp.	15,060	652

		88,536

TOTAL COMMON STOCKS
(Cost $1,447,824)		1,692,772

TEMPORARY INVESTMENTS (0.4%)(1)

Money Market Fund (0.4%)
Vanguard Market Liquidity Fund, 3.139%**	5,223,787	5,224
Vanguard Market Liquidity Fund,
3.139%**-Note E	399,900	400

	Face
	Amount
	(000)

U.S. Agency Obligation (0.0%)
(2)Federal Home Loan Mortgage Corp.†
3.002%, 7/19/2005	$500	499

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $6,123)		6,123

TOTAL INVESTMENTS (99.9%)
(Cost $1,453,947)		1,698,895

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets-Note B		4,907
Liabilities-Note E		(2,669)

		2,238

NET ASSETS (100%)

Applicable to 64,517,997 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$1,701,133

NET ASSET VALUE PER SHARE		$26.37

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
† The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Securities with a value of $499,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

	Amount (000)	Per Share
AT JUNE 30, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$1,392,245	$21.57
Undistributed Net Investment Income	12,014.19
Accumulated Net Realized Gains	51,955.81
Unrealized Appreciation (Depreciation)
Investment Securities	244,948	3.80
Futures Contracts	(29)	—

NET ASSETS	$1,701,133	$26.37

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

STATEMENT OF OPERATIONS
Equity Index Portfolio Six Months Ended June 30, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$14,785
Interest	100
Security Lending	7

Total Income	14,892

Expenses
The Vanguard Group-Note B
Investment Advisory Services	55
Management and Administrative	892
Marketing and Distribution	122
Custodian Fees	45
Shareholders' Reports	20
Trustees' Fees and Expenses	1

Total Expenses	1,135

NET INVESTMENT INCOME	13,757

REALIZED NET GAIN (LOSS)
Investment Securities Sold	52,482
Futures Contracts	7

REALIZED NET GAIN (LOSS)	52,489

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(79,499)
Futures Contracts	(114)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(79,613)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(13,367)

STATEMENT OF CHANGES IN NET ASSETS
	Equity Index Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$13,757	$29,100
Realized Net Gain (Loss)	52,489	67,137
Change in Unrealized Appreciation
(Depreciation)	(79,613)	64,441

Net Increase (Decrease) in Net Assets
Resulting from Operations	(13,367)	160,678

Distributions
Net Investment Income	(28,912)	(19,440)
Realized Capital Gain*	(67,654)	(38,325)

Total Distributions	(96,566)	(57,765)

Capital Share Transactions[1]
Issued	172,448	231,999
Issued in Lieu of Cash Distributions	96,566	57,765
Redeemed	(121,815)	(178,590)

Net Increase (Decrease) from
Capital Share Transactions	147,199	111,174

Total Increase (Decrease)	37,266	214,087

Net Assets
Beginning of Period	1,663,867	1,449,780

End of Period	$1,701,133	$1,663,867

[1]Shares Issued (Redeemed)
Issued	6,506	8,748
Issued in Lieu of Cash Distributions	3,686	2,259
Redeemed	(4,499)	(6,741)

Net Increase (Decrease) in
Shares Outstanding	5,693	4,266

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $1,735,000 and $1,111,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS
Equity Index Portfolio
	Six Months Ended June 30,	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$28.29	$26.57	$21.68	$29.91	$27.03	$37.64	$33.85
Investment Operations
Net Investment Income	.23	.49**	.34	.330	.10	.36	.38
Net Realized and Unrealized Gain (Loss) on Investments	(.48)	2.27	5.57	(6.445)	2.78	(10.23)	4.12

Total from Investment Operations	(.25)	2.76	5.91	(6.115)	2.88	(9.87)	4.50

Distributions
Dividends from Net Investment Income	(.50)	(.35)	(.34)	(.440)	—	(.39)	(.38)
Distributions from Realized Capital Gains	(1.17)	(.69)	(.68)	(1.675)	—	(.35)	(.33)

Total Distributions	(1.67)	(1.04)	(1.02)	(2.115)	—	(.74)	(.71)

Net Asset Value, End of Period	$26.37	$28.29	$26.57	$21.68	$29.91	$27.03	$37.64

Total Return	-0.85%	10.80%	28.47%	-22.11%	10.65%	-26.69%	13.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,701	$1,664	$1,450	$961	$1,225	$1,111	$1,507
Ratio of Total Expenses to Average Net Assets	0.14%†	0.14%	0.18%	0.18%	0.18%†	0.17%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.68%†	1.91%**	1.62%	1.43%	1.24%†	1.11%	1.01%
Portfolio Turnover Rate	10%†+	8%	6%	10%	3%	8%	11%

  * The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
** Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that portfolio’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.  Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3.  Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.  Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.  Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $216,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.22% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $244,948,000, consisting of unrealized gains of $382,953,000 on securities that had risen in value since their purchase and $138,005,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	22	$6,575	$(29)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.   During the six months ended June 30, 2005, the portfolio purchased $147,516,000 of investment securities and sold $86,146,000 of investment securities other than temporary cash investments.

E.   The market value of securities on loan to broker/dealers at June 30, 2005, was $331,000, for which the portfolio received cash collateral of $400,000.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	EQUITY INDEX PORTFOLIO As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Equity Index Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*
Based on Actual
Portfolio Return	$1,000.00	$991.55	$0.69
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.10	$0.70

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period was 0.14%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher.

The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio's expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio's investment advisory arrangement with The Vanguard Group, Inc. Vanguard--through its Quantitative Equity Group--serves as the investment advisor for the portfolio. The board determined that continuing the portfolio's internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor's investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board's decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio's investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard's experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperfor-mance of its relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio's performance, including some of the data considered by the board, can be found on the "Performance Summary" page for this portfolio.

COST

The Equity Index Portfolio's expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio's advisory expense ratio was also well below its peer-group average. Information about the portfolio's expense ratio appears on the "About Your Portfolio's Expenses" page as well as in the "Financial Statements" pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard's unique "at-cost" structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces "profits" only in the form of reduced expenses for portfolio shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the Equity Index Portfolio's low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

VANGUARD® MID-CAP INDEX PORTFOLIO

During the six months ended June 30, 2005, the Mid-Cap Index Portfolio posted a return of 4.0%. This result met the portfolio’s objective of closely tracking the return of its target, the Morgan Stanley Capital International US Mid Cap 450 Index.

Total Returns	Six Months Ended June 30, 2005
Mid-Cap Index Portfolio	4.0%
MSCI US Mid Cap 450 Index	3.9
Average Mid-Cap Core Fund*	2.1

*Derived from data provided by Lipper Inc.

The table at left shows the returns of your portfolio and its comparative measures over the past six months. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A SOLID RETURN IN A CHALLENGING PERIOD

The Mid-Cap Index Portfolio's six-month result was reasonably good, considering that the first half of 2005 was generally a fallow period for stocks. With its 4.0% gain, the portfolio slightly bested the 3.9% return of the MSCI US Mid Cap 450 Index.

The portfolio benefited from positive returns in 8 of its 12 industry sectors. The strongest gains came from the health care, utilities, integrated oils, and "other energy" sectors, the last of which consists of companies that provide exploration, research, and other services to oil drillers. The "other energy" group had a six-month return of almost 29%, and alone accounted for more than half of the portfolio's return. The utilities and health care sectors also posted solid returns that helped the overall result.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio
Mid-Cap Index Portfolio	0.24%
Average Mid-Cap Core Fund	1.54

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The portfolio’s holdings in the economically sensitive financial services sector, its largest industry group, were modest for the period. Technology stocks also came up short in both the portfolio and the index (–8% for the period).

KEEPING UP WITH THE BENCHMARK

The goal of any index portfolio is to keep within close sight of its benchmark. The Mid-Cap Index Portfolio has met that standard, capturing benchmark returns over longer periods, as a result of Vanguard Quantitative Equity Group’s proprietary trading and portfolio construction methodologies. It is a significant feat, given that indexes bear none of the costs that detract from a portfolio’s real return.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

PORTFOLIO PROFILE	MID-CAP INDEX PORTFOLIO As of June 30, 2005

Portfolio Characteristics
	Portfolio	Target Index*	Broad Index**
Number of Stocks	453	451	4,937
Median Market Cap	$5.9B	$5.9B	$25.0B
Price/Earnings Ratio	21.2x	21.2x	21.7x
Price/Book Ratio	2.6x	2.6x	2.8x
Yield	1.1%	1.3%	1.6%
Return on Equity	14.5%	14.5%	18.3%
Earnings Growth Rate	12.6%	12.6%	9.7%
Foreign Holdings	1.2%	1.2%	1.1%
Turnover Rate	20%†	—	—
Expense Ratio	0.24%†	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio	Spliced Index†	Portfolio	Broad Index**
R-Squared	1.00	1.00	0.90	1.00
Beta	1.00	1.00	1.00	1.00

Sector Diversification (% of portfolio)
	Portfolio	Target Index*	Broad Index**
Auto & Transportation	2%	2%	2%
Consumer Discretionary	18	18	16
Consumer Staples	3	3	7
Financial Services	21	21	22
Health Care	9	9	13
Integrated Oils	1	1	4
Other Energy	9	10	4
Materials & Processing	8	8	4
Producer Durables	7	7	5
Technology	12	11	12
Utilities	9	8	7
Other	1	2	4

Ten Largest Holdings (% of total net assets)
EOG Resources, Inc.	0.7%
(energy & utilities)

Coach, Inc.	0.6
(retail)

Starwood Hotels & Resorts Worldwide, Inc.	0.6
(real estate)

PPL Corp.	0.5
(energy & utilities)

XTO Energy, Inc.	0.5
(energy & utilities)

Liberty Global Inc.	0.5
(telecommunications services)

D.R. Horton, Inc.	0.5
(construction)

Williams Cos., Inc.	0.5
(energy & utilities)

Legg Mason Inc.	0.5
(financial services)

Constellation Energy Group, Inc.	0.5
(energy & utilities)

Top Ten	5.4%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*MSCI US Mid Cap 450 Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.
††S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

PERFORMANCE SUMMARY	MID-CAP INDEX PORTFOLIO As of June 30, 2005
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) February 9, 1999–June 30, 2005

*S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
**Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
		One	Five	Since Inception
	Inception Date	Year	Years	Capital	Income	Total
Mid-Cap Index Portfolio	2/9/1999	18.30%	8.98%	11.49%	0.82%	12.31%

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

FINANCIAL STATEMENTS (unaudited)	As of June 30, 2005
STATEMENT OF NET ASSETS
Mid-Cap Index Portfolio	Shares	Market Value^ (000)
COMMON STOCKS (99.7%)(1)

Auto & Transportation (1.9%)
CSX Corp.	59,324	$ 2,531
Genuine Parts Co.	48,140	1,978
Expeditors International of Washington, Inc.	29,526	1,471
C.H. Robinson Worldwide, Inc.	22,309	1,298
Gentex Corp.	40,646	740
Lear Corp.	18,537	674
Delphi Corp.	138,645	645
Dana Corp.	41,119	617
* JetBlue Airways Corp.	21,462	439
* TRW Automotive Holdings Corp.	7,600	186

		10,579

Consumer Discretionary (18.3%)
* Coach, Inc.	105,604	3,545
Starwood Hotels & Resorts Worldwide, Inc.	57,542	3,370
* Liberty Global Inc. Class A	65,837	3,073
Hilton Hotels Corp.	101,219	2,414
* Sirius Satellite Radio, Inc.	331,123	2,146
* Fisher Scientific International Inc.	32,376	2,101
* XM Satellite Radio Holdings, Inc.	61,181	2,059
Black & Decker Corp.	22,706	2,040
* VeriSign, Inc.	69,857	2,009
Nordstrom, Inc.	29,048	1,974
* Office Depot, Inc.	86,117	1,967
R.R. Donnelley & Sons Co.	56,513	1,950
Newell Rubbermaid, Inc.	75,686	1,804
* Chico’s FAS, Inc.	49,247	1,688
Abercrombie & Fitch Co.	24,065	1,653
* Toys R Us, Inc.	59,347	1,571
Dollar General Corp.	76,786	1,563
Michaels Stores, Inc.	37,226	1,540
Wendy’s International, Inc.	31,456	1,499
Republic Services, Inc. Class A	41,334	1,488
Royal Caribbean Cruises, Ltd.	30,300	1,465
Harman International Industries, Inc.	17,818	1,450
* Interpublic Group of Cos., Inc.	116,654	1,421
VF Corp.	24,535	1,404
Leggett & Platt, Inc.	52,654	1,400
* MGM Mirage, Inc.	34,706	1,374
Darden Restaurants Inc.	41,567	1,371
Tiffany & Co.	40,169	1,316
* Advance Auto Parts, Inc.	20,320	1,312
Knight Ridder	21,251	1,304
Whirlpool Corp.	18,295	1,283
* Telewest Global, Inc.	54,117	1,233
PETsMART, Inc.	40,306	1,223
* Mohawk Industries, Inc.	14,693	1,212
Liz Claiborne, Inc.	29,981	1,192
New York Times Co. Class A	37,940	1,182
Ross Stores, Inc.	40,563	1,173
Foot Locker, Inc.	43,073	1,172
Family Dollar Stores, Inc.	43,912	1,146
Robert Half International, Inc.	45,456	1,135
* Williams-Sonoma, Inc.	27,535	1,090
Fastenal Co.	17,761	1,088
ServiceMaster Co.	80,332	1,076
* AutoNation, Inc.	51,194	1,050
Jones Apparel Group, Inc.	33,765	1,048
CDW Corp.	18,358	1,048
* Getty Images, Inc.	14,063	1,044
* Career Education Corp.	28,342	1,038
The Stanley Works	22,604	1,029
* Lamar Advertising Co. Class A	23,579	1,008
Manpower Inc.	24,731	984
* ChoicePoint Inc.	24,478	980
* Brinker International, Inc.	24,341	975
RadioShack Corp.	41,671	966
GTECH Holdings Corp.	32,010	936
American Eagle Outfitters, Inc.	30,482	934
Alberto-Culver Co. Class B	21,446	929
Hasbro, Inc.	44,032	915
Circuit City Stores, Inc.	52,643	910
* Monster Worldwide Inc.	31,180	894
Station Casinos, Inc.	12,800	850
Aramark Corp. Class B	31,630	835
Outback Steakhouse	18,406	833
* Iron Mountain, Inc.	26,745	830
International Flavors & Fragrances, Inc.	22,107	801
* Pixar, Inc.	15,973	799
The Neiman Marcus Group, Inc. Class A	8,132	788
* CarMax, Inc.	28,772	767
Sabre Holdings Corp.	37,497	748
* Dollar Tree Stores, Inc.	29,751	714
Polo Ralph Lauren Corp.	16,447	709
Belo Corp. Class A	27,370	656
* Wynn Resorts Ltd.	13,479	637
* Weight Watchers International, Inc.	11,400	588
Boyd Gaming Corp.	10,824	553
Reebok International Ltd.	12,853	538
Meredith Corp.	10,549	518
Dex Media, Inc.	20,751	507
* Allied Waste Industries, Inc.	63,651	505
* Rent-A-Center, Inc.	20,566	479
International Speedway Corp.	7,988	449
Westwood One, Inc.	20,682	423
The McClatchy Co. Class A	5,599	366
The Neiman Marcus Group, Inc. Class B	3,452	334
* Entercom Communications Corp.	9,921	330
* Hewitt Associates, Inc.	10,400	276
* Columbia Sportswear Co.	4,400	217
* DreamWorks Animation SKG, Inc.	8,217	215
Regal Entertainment Group Class A	11,002	208
* Citadel Broadcasting Corp.	15,586	178
* Cox Radio, Inc.	11,057	174
Hearst-Argyle Television Inc.	7,050	173
Harrah’s Entertainment, Inc.	1	—

		104,162

Consumer Staples (2.9%)
Whole Foods Market, Inc.	17,784	2,104
UST, Inc.	45,591	2,082
* Constellation Brands, Inc. Class A	53,140	1,568
* Dean Foods Co.	41,175	1,451
SuperValu Inc.	37,260	1,215
The Pepsi Bottling Group, Inc.	40,882	1,170
Molson Coors Brewing Co. Class B	18,717	1,160
Tyson Foods, Inc.	62,490	1,112
McCormick & Co., Inc.	33,400	1,092
J.M. Smucker Co.	15,308	719
* Smithfield Foods, Inc.	24,422	666
Brown-Forman Corp. Class B	10,786	652
Carolina Group	18,728	624

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

Mid-Cap Index Portfolio	Shares	Market Value^ (000)
Hormel Foods Corp.	20,884	$ 613
PepsiAmericas, Inc.	19,079	490

		16,718

Financial Services (21.2%)
Legg Mason Inc.	27,741	2,888
The Chicago Mercantile Exchange	9,407	2,780
Vornado Realty Trust REIT	31,775	2,555
General Growth Properties Inc. REIT	61,617	2,532
CIT Group Inc.	58,027	2,493
Sovereign Bancorp, Inc.	104,555	2,336
* Fiserv, Inc.	53,421	2,294
Archstone-Smith Trust REIT	55,182	2,131
Boston Properties, Inc. REIT	30,106	2,107
ProLogis REIT	50,836	2,046
T. Rowe Price Group Inc.	31,876	1,995
Synovus Financial Corp.	68,464	1,963
Jefferson-Pilot Corp.	37,797	1,906
SAFECO Corp.	34,996	1,902
Plum Creek Timber Co. Inc. REIT	50,623	1,838
Zions Bancorp	24,792	1,823
Hudson City Bancorp, Inc.	156,464	1,785
Popular, Inc.	69,872	1,760
MGIC Investment Corp.	26,695	1,741
Cincinnati Financial Corp.	43,869	1,735
Fidelity National Financial, Inc.	45,917	1,639
Avalonbay Communities, Inc. REIT	19,971	1,614
Host Marriott Corp. REIT	91,902	1,608
Torchmark Corp.	29,923	1,562
Kimco Realty Corp. REIT	26,431	1,557
UnumProvident Corp.	81,798	1,499
Public Storage, Inc. REIT	23,149	1,464
Huntington Bancshares Inc.	60,528	1,461
Compass Bancshares Inc.	32,347	1,456
* Ameritrade Holding Corp.	77,919	1,449
Everest Re Group, Ltd.	15,568	1,448
* Providian Financial Corp.	80,867	1,426
* E*TRADE Financial Corp.	101,898	1,426
First Horizon National Corp.	32,381	1,366
Hibernia Corp. Class A	40,700	1,350
Equifax, Inc.	37,352	1,334
White Mountains Insurance Group Inc.	2,081	1,313
Developers Diversified Realty Corp. REIT	28,389	1,305
iStar Financial Inc. REIT	30,664	1,275
Commerce Bancorp, Inc.	41,622	1,262
Duke Realty Corp. REIT	39,347	1,246
Old Republic International Corp.	47,680	1,206
Radian Group, Inc.	25,371	1,198
New York Community Bancorp, Inc.	65,893	1,194
* The Dun & Bradstreet Corp.	19,187	1,183
Assurant, Inc.	32,720	1,181
Mercantile Bankshares Corp.	22,521	1,160
Associated Banc-Corp	33,965	1,143
W.R. Berkley Corp.	31,435	1,122
The Macerich Co. REIT	16,386	1,099
Allied Capital Corp.	36,743	1,070
Apartment Investment & Management Co.
Class A REIT	26,095	1,068
Regency Centers Corp. REIT	18,438	1,055
Liberty Property Trust REIT	23,650	1,048
The PMI Group Inc.	26,291	1,025
AMB Property Corp. REIT	23,001	999
Health Care Properties Investors REIT	36,714	993
Janus Capital Group Inc.	65,230	981
PartnerRe Ltd.	15,149	976
A.G. Edwards & Sons, Inc.	20,983	947
Weingarten Realty Investors REIT	23,414	918
RenaissanceRe Holdings Ltd.	18,645	918
TCF Financial Corp.	33,755	874
Leucadia National Corp.	22,355	864
Hospitality Properties Trust REIT	18,900	833
* Markel Corp.	2,449	830
* DST Systems, Inc.	17,680	827
City National Corp.	11,535	827
Commerce Bancshares, Inc.	15,853	799
Astoria Financial Corp.	27,629	787
Independence Community Bank Corp.	21,136	781
Fulton Financial Corp.	43,350	780
Axis Capital Holdings Ltd.	27,486	778
New Plan Excel Realty Trust REIT	28,328	770
Protective Life Corp.	18,116	765
Eaton Vance Corp.	31,170	745
* CheckFree Corp.	21,370	728
Brown & Brown, Inc.	16,151	726
Federated Investors, Inc.	23,727	712
Investors Financial Services Corp.	18,436	697
SEI Corp.	18,411	688
Arthur J. Gallagher & Co.	25,325	687
Fair, Isaac, Inc.	18,523	676
TD Banknorth, Inc.	22,232	662
Unitrin, Inc.	13,397	658
* WellChoice Inc.	9,275	644
Valley National Bancorp	27,236	637
Nuveen Investments, Inc. Class A	16,659	627
Wilmington Trust Corp.	16,661	600
Nationwide Financial Services, Inc.	15,607	592
Friedman, Billings, Ramsey Group, Inc. REIT	39,782	569
Dow Jones & Co., Inc.	14,312	507
BlackRock, Inc.	5,258	423
Erie Indemnity Co. Class A	7,759	421
Doral Financial Corp.	25,224	417
Mercury General Corp.	7,505	409
Transatlantic Holdings, Inc.	7,240	404
* CapitalSource Inc.	17,842	350
BOK Financial Corp.	5,801	268
Total System Services, Inc.	10,856	262
Student Loan Corp.	1,108	244
Capitol Federal Financial	6,145	212

		120,234

Health Care (9.2%)
AmerisourceBergen Corp.	30,703	2,123
* Coventry Health Care Inc.	29,358	2,077
C.R. Bard, Inc.	28,934	1,924
* Laboratory Corp. of America Holdings	37,669	1,880
* Celgene Corp.	45,454	1,853
* MedImmune Inc.	68,699	1,836
* Express Scripts Inc.	35,644	1,781
Health Management Associates Class A	67,288	1,762
* Sepracor Inc.	29,008	1,741
* PacifiCare Health Systems, Inc.	23,906	1,708
* Humana Inc.	41,832	1,662
* Hospira, Inc.	40,993	1,599
IMS Health, Inc.	64,073	1,587

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

Mid-Cap Index Portfolio	Shares	Market Value^ (000)
* Tenet Healthcare Corp.	128,714	$ 1,575
Mylan Laboratories, Inc.	74,234	1,428
* Varian Medical Systems, Inc.	36,895	1,377
* Patterson Cos	28,454	1,283
* Barr Pharmaceuticals Inc.	25,587	1,247
* DaVita, Inc.	26,984	1,227
* Triad Hospitals, Inc.	22,450	1,227
Omnicare, Inc.	28,794	1,222
Bausch & Lomb, Inc.	14,655	1,216
* Invitrogen Corp.	14,270	1,189
* Health Net Inc.	30,713	1,172
DENTSPLY International Inc.	21,161	1,143
* IVAX Corp.	53,068	1,141
* Lincare Holdings, Inc.	27,652	1,129
Beckman Coulter, Inc.	17,113	1,088
* Henry Schein, Inc.	23,971	995
Manor Care, Inc.	23,638	939
Universal Health Services Class B	15,060	936
* Community Health Systems, Inc.	24,078	910
* Watson Pharmaceuticals, Inc.	28,692	848
* WebMD Corp.	81,729	839
* Millennium Pharmaceuticals, Inc.	84,411	782
* Millipore Corp.	13,680	776
* King Pharmaceuticals, Inc.	66,746	695
* Kinetic Concepts, Inc.	11,400	684
* Cephalon, Inc.	16,054	639
* ImClone Systems, Inc.	18,240	565
* American Pharmaceuticals Partners, Inc.	5,787	239

		52,044

Integrated Oils (0.8%)
Amerada Hess Corp.	22,810	2,429
Murphy Oil Corp.	45,684	2,386

		4,815

Other Energy (9.2%)
EOG Resources, Inc.	65,443	3,717
XTO Energy, Inc.	91,055	3,095
Williams Cos., Inc.	152,284	2,893
GlobalSantaFe Corp.	62,875	2,565
* Nabors Industries, Inc.	41,299	2,504
BJ Services Co.	44,831	2,353
Sunoco, Inc.	20,202	2,297
Noble Corp.	36,882	2,269
* National-Oilwell Varco Inc.	46,462	2,209
* Weatherford International Ltd.	37,535	2,176
El Paso Corp.	177,512	2,045
Peabody Energy Corp.	35,712	1,858
Smith International, Inc.	28,907	1,841
Noble Energy, Inc.	24,011	1,816
Pioneer Natural Resources Co.	39,677	1,670
Chesapeake Energy Corp.	70,698	1,612
ENSCO International, Inc.	41,636	1,488
CONSOL Energy, Inc.	25,074	1,343
* Newfield Exploration Co.	32,558	1,299
Premcor, Inc.	17,197	1,276
* Ultra Petroleum Corp.	41,560	1,262
Patterson-UTI Energy, Inc.	44,239	1,231
* Pride International, Inc.	43,587	1,120
Equitable Resources, Inc.	15,957	1,085
Diamond Offshore Drilling, Inc.	17,672	944
* Cooper Cameron Corp.	14,893	924
Pogo Producing Co.	17,798	924
Rowan Cos., Inc.	29,655	$881
* Cimarex Energy Co.	22,298	868
* NRG Energy	22,097	831

		52,396

Materials & Processing (7.5%)
Phelps Dodge Corp.	26,372	2,439
American Standard Cos., Inc.	50,233	2,106
Georgia Pacific Group	63,986	2,035
Nucor Corp.	43,900	2,003
Bunge Ltd.	30,426	1,929
Freeport-McMoRan Copper & Gold, Inc. Class B	49,343	1,847
Vulcan Materials Co.	28,314	1,840
The St. Joe Co.	19,916	1,624
Lyondell Chemical Co.	61,093	1,614
Sherwin-Williams Co.	33,186	1,563
MeadWestvaco Corp.	51,462	1,443
Precision Castparts Corp.	18,228	1,420
Avery Dennison Corp.	25,858	1,369
Fluor Corp.	23,118	1,331
Ashland, Inc.	17,874	1,285
Eastman Chemical Co.	21,521	1,187
* Sealed Air Corp.	23,052	1,148
* Energizer Holdings, Inc.	17,549	1,091
Temple-Inland Inc.	29,349	1,090
United States Steel Corp.	31,479	1,082
Sigma-Aldrich Corp.	19,048	1,067
Ball Corp.	28,762	1,034
* Owens-Illinois, Inc.	41,160	1,031
Engelhard Corp.	33,682	962
* Pactiv Corp.	41,032	885
* Jacobs Engineering Group Inc.	14,874	837
Bemis Co., Inc.	27,907	741
Smurfit-Stone Container Corp.	70,238	714
Sonoco Products Co.	25,804	684
Valspar Corp.	13,599	657
* The Mosaic Co.	36,546	569
Lafarge North America Inc.	8,760	547
Bowater Inc.	15,330	496
* Huntsman Corp.	24,266	492
Packaging Corp. of America	17,786	374

		42,536

Producer Durables (6.8%)
D.R. Horton, Inc.	77,479	2,914
Pulte Homes, Inc.	29,882	2,518
Centex Corp.	34,911	2,467
Rockwell Collins, Inc.	49,336	2,352
Parker Hannifin Corp.	33,142	2,055
Lennar Corp. Class A	28,956	1,837
KB HOME	22,430	1,710
Cooper Industries, Inc. Class A	25,540	1,632
* Toll Brothers, Inc.	15,825	1,607
* NVR, Inc.	1,673	1,355
* American Tower Corp. Class A	63,060	1,326
Goodrich Corp.	31,300	1,282
* Crown Castle International Corp.	61,762	1,255
* Waters Corp.	33,295	1,238
* Thermo Electron Corp.	44,108	1,185
W.W. Grainger, Inc.	21,223	1,163
Pentair, Inc.	26,388	1,130
American Power Conversion Corp.	47,460	1,120
* LAM Research Corp.	38,472	1,113

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

Mid-Cap Index Portfolio	Shares	Market Value^ (000)
Pall Corp.	34,280	$ 1,041
Novellus Systems, Inc.	38,726	957
Diebold, Inc.	19,759	891
* Alliant Techsystems, Inc.	10,452	738
Garmin Ltd.	16,387	701
* Teradyne, Inc.	53,330	638
Hubbell Inc. Class B	14,306	631
Molex, Inc.	23,640	616
Tektronix, Inc.	24,537	571
Molex, Inc. Class A	16,068	377
Lennar Corp. Class B	4,820	283

		38,703

Technology (11.9%)
* Network Appliance, Inc.	93,978	2,657
Rockwell Automation, Inc.	50,760	2,473
L-3 Communications Holdings, Inc.	30,233	2,315
* Computer Sciences Corp.	52,837	2,309
Autodesk, Inc.	63,352	2,177
National Semiconductor Corp.	98,010	2,159
* Marvell Technology Group Ltd.	55,190	2,099
* Flextronics International Ltd.	156,038	2,061
* Altera Corp.	102,800	2,037
* NCR Corp.	51,388	1,805
* Advanced Micro Devices, Inc.	101,453	1,759
* Cognizant Technology Solutions Corp.	36,763	1,733
Microchip Technology, Inc.	57,259	1,696
* Affiliated Computer Services, Inc. Class A	33,137	1,693
* Freescale Semiconductor Inc. Class A	73,486	1,544
* Jabil Circuit, Inc.	47,336	1,455
Scientific–Atlanta, Inc.	41,966	1,396
* Comverse Technology, Inc.	54,688	1,293
Seagate Technology	70,519	1,238
Siebel Systems, Inc.	133,133	1,185
* NVIDIA Corp.	43,627	1,166
* McAfee Inc.	44,223	1,158
Harris Corp.	36,716	1,146
* BMC Software, Inc.	61,076	1,096
* SanDisk Corp.	45,047	1,069
* Storage Technology Corp.	29,437	1,068
Applera Corp.-Applied Biosystems Group	54,059	1,063
* Tellabs, Inc.	121,503	1,057
* Cadence Design Systems, Inc.	74,603	1,019
* Citrix Systems, Inc.	46,783	1,013
* Avaya Inc.	118,809	988
* Solectron Corp.	259,804	985
Amphenol Corp.	24,453	982
* BEA Systems, Inc.	105,538	927
* LSI Logic Corp.	105,991	900
* Mercury Interactive Corp.	23,412	898
* International Rectifier Corp.	18,788	897
* NAVTEQ Corp.	22,348	831
* Zebra Technologies Corp. Class A	18,915	828
* Ceridian Corp.	40,821	795
* Sanmina-SCI Corp.	144,031	788
* Freescale Semiconductor, Inc. Class B	36,900	782
* QLogic Corp.	25,274	780
Intersil Corp.	41,363	776
* Compuware Corp.	106,683	767
* Synopsys, Inc.	39,931	666
Symbol Technologies, Inc.	66,080	652
* Novell, Inc.	104,312	647
* Red Hat, Inc.	47,329	620
* Agere Systems Inc.	49,712	597
* Unisys Corp.	93,067	589
* Ingram Micro, Inc. Class A	37,335	585
* JDS Uniphase Corp.	381,676	580
* Vishay Intertechnology, Inc.	46,551	553
* Fairchild Semiconductor International, Inc.	32,878	485
National Instruments Corp.	15,145	321
AVX Corp.	16,856	204

		67,362

Utilities (8.6%)
PPL Corp.	52,207	3,100
Constellation Energy Group, Inc.	48,543	2,800
* AES Corp.	169,986	2,784
Sempra Energy	58,431	2,414
Kinder Morgan, Inc.	27,374	2,278
DTE Energy Co.	48,068	2,248
Cinergy Corp.	50,142	2,247
Xcel Energy, Inc.	110,516	2,157
* Cablevision Systems NY Group Class A	60,861	1,960
KeySpan Corp.	47,874	1,948
NiSource, Inc.	74,647	1,846
MCI Inc.	66,509	1,710
* Qwest Communications International Inc.	426,313	1,582
Questar Corp.	23,225	1,531
* NTL Inc.	19,301	1,321
SCANA Corp.	29,558	1,262
Wisconsin Energy Corp.	32,225	1,257
Citizens Communications Co.	92,517	1,243
Pepco Holdings, Inc.	51,733	1,238
Pinnacle West Capital Corp.	26,931	1,197
Energy East Corp.	40,542	1,175
CenturyTel, Inc.	31,449	1,089
TECO Energy, Inc.	56,972	1,077
CenterPoint Energy Inc.	76,434	1,010
DPL Inc.	34,780	955
NSTAR	29,466	908
Alliant Energy Corp.	31,180	878
MDU Resources Group, Inc.	29,344	827
* Nextel Partners, Inc.	32,513	818
Northeast Utilities	35,621	743
Telephone & Data Systems, Inc.	14,251	582
Telephone & Data Systems, Inc.
Special Common Shares	14,085	540
* U.S. Cellular Corp.	4,350	217

		48,942

Other (1.4%)
Textron, Inc.	34,192	2,593
ITT Industries, Inc.	24,184	2,361
Brunswick Corp.	25,205	1,092
SPX Corp.	20,816	957
Hillenbrand Industries, Inc.	15,351	776

		7,779

TOTAL COMMON STOCKS
(Cost $454,151)		566,270

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

Mid-Cap Index Portfolio	Shares	Market Value^ (000)
TEMPORARY CASH INVESTMENTS (1.1%)(1)

Money Market Fund (1.0%)
Vanguard Market Liquidity Fund, 3.139%**	1,255,731	$1,256
Vanguard Market Liquidity Fund, 3.139%**
–Note E	4,571,800	4,572

		5,828

	Face
	Amount
	(000)

U.S. Agency Obligation (0.1%)
Federal Home Loan Mortgage Corp.†
(2) 3.002%, 7/19/2005	$300	300

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $6,128)		6,128

TOTAL INVESTMENTS (100.8%)
(Cost $460,279)		572,398

OTHER ASSETS AND LIABILITIES (–0.8%)
Other Assets–Note B		1,096
Liabilities–Note E		(5,734)

		(4,638)

NET ASSETS (100%)

Applicable to 33,912,713 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$567,760

NET ASSET VALUE PER SHARE		$16.74

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
† The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

	Amount (000)	Per Share
AT JUNE 30, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$445,330	$13.13
Undistributed Net Investment Income	2,286.07
Accumulated Net Realized Gains	8,028.24
Unrealized Appreciation (Depreciation)
Investment Securities	112,119	3.30

Futures Contracts	(3)	.00

NET ASSETS	$567,760	$16.74

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

STATEMENT OF OPERATIONS
Mid-Cap Index Portfolio Six Months Ended June 30, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$3,540
Interest	26
Security Lending	43

Total Income	3,609

Expenses
The Vanguard Group-Note B
Investment Advisory Services	50
Management and Administrative	500
Marketing and Distribution	36
Custodian Fees	31
Shareholders' Reports	11

Total Expenses	628

NET INVESTMENT INCOME	2,981

REALIZED NET GAIN (LOSS)
Investment Securities Sold	19,377
Futures Contracts	72

REALIZED NET GAIN (LOSS)	19,449

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(639)
Futures Contracts	(40)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(679)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,751

STATEMENT OF CHANGES IN NET ASSETS
	Mid-Cap Index Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$2,981	$5,400
Realized Net Gain (Loss)	19,449	23,345
Change in Unrealized Appreciation
(Depreciation)	(679)	56,312

Net Increase (Decrease) in Net Assets
Resulting from Operations	21,751	85,057

Distributions
Net Investment Income	(5,578)	(3,628)
Realized Capital Gain	—	—

Total Distributions	(5,578)	(3,628)

Capital Share Transactions[1]
Issued	51,220	99,215
Issued in Lieu of Cash Distributions	5,578	3,628
Redeemed	(29,224)	(54,543)

Net Increase (Decrease) from
Capital Share Transactions	27,574	48,300

Total Increase (Decrease)	43,747	129,729

Net Assets
Beginning of Period	524,013	394,284

End of Period	$567,760	$524,013

[1]Shares Issued (Redeemed)
Issued	3,186	6,930
Issued in Lieu of Cash Distributions	346	262
Redeemed	(1,828)	(3,891)

Net Increase (Decrease) in
Shares Outstanding	1,704	3,301

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

FINANCIAL HIGHLIGHTS
Mid-Cap Index Portfolio
						Year Ended
	Six Months Ended June 30,	Year Ended December 31,			Oct. 1 to Dec. 31	September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$16.27	$13.64	$10.60	$13.23	$11.21	$14.97	$10.65
Investment Operations
Net Investment Income	.09	.16	.13	.08	.02	.09	.08
Net Realized and Unrealized Gain (Loss) on Investments	.55	2.59	3.33	(1.85)	2.00	(2.77)	4.49

Total from Investment Operations	.64	2.75	3.46	(1.77)	2.02	(2.68)	4.57

Distributions
Dividends from Net Investment Income	(.17)	(.12)	(.10)	(.11)	—	(.08)	(.05)
Distributions from Realized Capital Gains	—	—	(.32)	(.75)	—	(1.00)	(.20)

Total Distributions	(.17)	(.12)	(.42)	(.86)	—	(1.08)	(.25)

Net Asset Value, End of Period	$16.74	$16.27	$13.64	$10.60	$13.23	$11.21	$14.97

Total Return	3.97%	20.32%	34.06%	-14.65%	18.02%	-18.86%	43.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$568	$524	$394	$264	$251	$208	$192
Ratio of Total Expenses to Average Net Assets	0.24%**	0.24%	0.29%	0.30%	0.30%**	0.28%	0.28%
Ratio of Net Investment Income to Average Net Assets	1.13%**	1.24%	1.17%	0.81%	0.83%**	0.77%	0.90%
Portfolio Turnover Rate	20%**	21%	78%†	24%	9%	36%	43%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001. **Annualized. † Includes activity related to a change in the portfolio’s target index.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.  Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.  Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.  Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.  Other: Dividend income is recorded on the ex-dividend date.

Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $69,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2004, the portfolio had available realized losses of $11,548,000 to offset future net capital gains through December 31, 2011.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $112,119,000, consisting of unrealized gains of $133,019,000 on securities that had risen in value since their purchase and $20,900,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index	4	$1,377	$(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.   During the six months ended June 30, 2005, the portfolio purchased $82,049,000 of investment securities and sold $52,921,000 of investment securities other than temporary cash investments.

E.   The market value of securities on loan to broker/dealers at June 30, 2005, was $4,343,000, for which the portfolio received cash collateral of $4,572,000.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

ABOUT YOUR PORTFOLIO'S EXPENSES	MID-CAP INDEX PORTFOLIO As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Mid-Cap Index Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*
Based on Actual
Portfolio Return	$1,000.00	$1,039.74	$1.21
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.60	$1.20

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperfor-mance of its relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Mid-Cap Index Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for portfolio shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the Mid-Cap Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIOO

VANGUARD® GROWTH PORTFOLIO

The stock market as a whole was flat in the year’s first half, with large-capitalization growth issues especially weak. The Growth Portfolio returned –0.6%, disappointing but better than the results for its benchmark and average peer. Its relative advantage came from holding more winners and fewer losers, compared with its benchmark, in three key sectors: health care, technology, and financial services.

Total Returns	Six Months Ended June 30, 2005
Growth Portfolio	-0.6%
Russell 1000 Growth Index	-1.7
Average Large-Cap Growth Fund*	-1.7
Dow Jones Wilshire 5000 Index	0.0

*Derived from data provided by Lipper Inc.

The table at left shows the returns of your portfolio and its comparative standards over the past six months. Note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

SOUND SELECTIONS MITIGATED A TOUGH ENVIRONMENT

The investment advisors made the best of a bad market for growth stocks by overweighting several health care companies that turned in strong performances. Notable contributors included two health maintenance organizations that have consistently increased enrollment, boosting profits. The portfolio’s health care stocks, one of its largest sector exposures, gained 7.2% overall, compared with 3.9% for the benchmark sector.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio
Growth Portfolio	0.34%
Average Large-Cap Growth Fund	1.51

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The advisors’ stock selections also outperformed the index in the portfolio’s second- and third-largest sectors, technology and financial services. Together with health care, these sectors accounted for more than two-thirds of the portfolio’s holdings.

Many of last year’s top-performing technology stocks declined in the first half of 2005, although as a group the portfolio’s technology stocks held up better than those in the benchmark. The portfolio’s largest holding, Dell, returned –6.4%. In financial services, the portfolio’s stocks were essentially flat during a period when the benchmark sector was down –5.0%. This performance was largely attributable to one holding, Legg Mason. Of the portfolio’s financial services stocks, it was the only one to post a gain—a 42.6% jump.

Consumer discretionary stocks, which constituted 14% of holdings on June 30, proved weakest. Leading consumer-related detractors included Yahoo, Wal-Mart, and eBay, some of which were among last year’s top gainers.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

ADVISOR'S REPORT	GROWTH PORTFOLIO

During the first half of 2005, the Growth Portfolio returned –0.6%, versus –1.7% for the Russell 1000 Growth Index and –1.7% for the average large-capitalization growth fund. Please note that the following discussion deals solely with the portion of the portfolio managed by Alliance Capital Management. The balance of the portfolio, approximately 30%, is managed by William Blair & Company.

THE INVESTMENT ENVIRONMENT

The investment environment over the first six months of the year was characterized by significant volatility. Despite generally favorable economic and corporate-earnings reports, investors were apprehensive during the first quarter—a reflection of the resurgence in energy prices and of upturns in inflation measures and short-term interest rates, albeit from subdued levels for both. During the first quarter, the Russell 1000 Growth Index declined –4.1%. Defensive sectors, such as consumer staples, health care, energy, and utilities, outperformed.

In contrast, sentiment improved during the second quarter, with the Russell 1000 Growth Index rebounding 2.5%. Economic reports suggested encouraging strength in retail sales, consumer confidence, employment, and capital spending, and indicated a narrowing of the fiscal deficit.

Investment Philosophy
The portfolio reflects a belief that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.

Although significant challenges remain, we continue to be struck by the ongoing volatility, given the relatively consistent fundamental success and impressive earnings growth of companies across sectors and the resilience and adaptability of the economy. While the 2000–2002 market downturn was particularly challenging for the economy and most business sectors, many companies navigated it successfully and have since posted consistently impressive growth. Corporate profit margins are at 30-year highs, and corporate liquidity is particularly strong. Despite substantially reduced financial leverage, many companies continue to produce strong returns on equity, which, considering the modest rate of inflation, is all the more impressive.

OUR SUCCESSES AND SHORTFALLS

Our better performance than the market benchmark came from strength in a number of our health care holdings and select strength in the financial services sector, most notably Legg Mason. Within health care, Alcon, WellPoint, UnitedHealth Group, and Genentech did particularly well. Technology and consumer Internet-related holdings produced mixed results for the period, with strength in Corning, Google, and Marvell Technology Group offset by weakness in Juniper Networks, Symantec, and eBay. Despite their performance, the three laggards continued to show strong fundamentals and earnings.

OUR POSITIONING

We continue to be encouraged by the overall outlook for economic growth and corporate profits. As noted above, recent economic indicators have been positive, liquidity appears ample, and corporate profit margins, profits, and cash flows remain generally strong. Cumulatively, cash flow has exceeded capital investment by $1 trillion over the past three years, resulting in extraordinary levels of corporate liquidity. Nonetheless, as the economic expansion enters its third year, it seems reasonable to assume a deceleration in both economic growth and corporate profits toward more normal, sustainable levels. In the past, such transitions have often been associated with increased investor focus—accompanied by discrimination—on the sustainability of earnings growth.

Accordingly, we have sought to orient our portion of the portfolio toward successful, well-managed leadership companies that we believe to be capable of achieving superior earnings growth over the next several years. We have sought to maintain a balanced exposure to both economically sensitive sectors (technology, consumer, and select financial services) and more defensive, consistent growth sectors, such as health care.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

Reflecting this, the average revenue per share of our holdings grew at a compounded annual rate of 16% over the past five years, compared with the average 9% rate for the Russell 1000 Growth Index. Similarly, five-year historical earnings-per-share growth for our current holdings was 28% compounded, double the 14% achieved by the Russell 1000 Growth Index.

The past five years have seen an extraordinary compression in the valuations accorded to many leading, and historically consistent, growth companies. In a number of cases, this compression has been irrespective of sustained strong earnings growth and fundamental success. Given these current historically modest valuations, we anticipate that relative earnings growth will likely reassert itself as an important determinant of stock performance over the next several years.

Alan Levi, SENIOR VICE PRESIDENT

ALLIANCE CAPITAL MANAGEMENT L.P.

JULY 19, 2005

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

PORTFOLIO PROFILE	GROWTH PORTFOLIO As of June 30, 2005

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**
Number of Stocks	70	645	4,937
Median Market Cap	$33.4B	$44.6B	$25.0B
Price/Earnings Ratio	25.6x	23.4x	21.7x
Price/Book Ratio	4.1x	4.2x	2.8x
Yield	0.3%	1.1%	1.6%
Return on Equity	20.8%	21.0%	18.3%
Earnings Growth Rate	19.3%	14.2%	9.7%
Foreign Holdings	8.7%	0.0%	1.1%
Turnover Rate	40%†	—	—
Expense Ratio	0.34%†	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**
R-Squared	0.94	1.00	0.90	1.00
Beta	1.07	1.00	1.03	1.00

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**
Auto & Transportation	0%	2%	2%
Consumer Discretionary	14	19	16
Consumer Staples	2	9	7
Financial Services	15	8	22
Health Care	27	20	13
Integrated Oils	0	0	4
Other Energy	2	3	4
Materials & Processing	1	3	4
Producer Durables	6	7	5
Technology	27	21	12
Utilities	1	2	7
Other	3	6	4
Short-Term Reserves	2%	—	—

Ten Largest Holdings (% of total net assets)
Dell Inc.	4.2%
(computer hardware)
UnitedHealth Group Inc.	3.3
(health care)
Legg Mason Inc.	3.3
(financial services)
Yahoo! Inc.	2.9
(media)
Alcon, Inc.	2.9
(health care)
Juniper Networks, Inc.	2.8
(computer hardware)
Marvell Technology Group Ltd.	2.8
(electronics)
WellPoint Inc.	2.8
(health care)
Danaher Corp.	2.7
(industrial manufacturing)
Zimmer Holdings, Inc.	2.5
(health care)

Top Ten	30.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 1000 Growth Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

PERFORMANCE SUMMARY	GROWTH PORTFOLIO As of June 30, 2005
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 31, 1994-June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Growth Portfolio	6/7/1993	3.06%	-14.93%	3.43%	0.64%	4.07%

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

FINANCIAL STATEMENTS (unaudited)		As of June 30, 2005

STATEMENT OF NET ASSETS

Growth Portfolio	Shares	Market Value^ (000)
COMMON STOCKS (96.5%)(1)

Consumer Discretionary (13.4%)
* Yahoo! Inc.	284,750	$9,867
* eBay Inc.	225,600	7,447
* Google Inc.	24,000	7,060
Lowe's Cos., Inc.	96,112	5,596
* Bed Bath & Beyond, Inc.	130,330	5,445
* Kohl's Corp.	74,249	4,151
Avon Products, Inc.	61,160	2,315
* Apollo Group, Inc. Class A	28,615	2,238
NIKE, Inc. Class B	14,500	1,256
* Starbucks Corp.	2,300	119

		45,494

Consumer Staples (2.3%)
Walgreen Co.	85,066	3,912
PepsiCo, Inc.	49,320	2,660
The Procter & Gamble Co.	23,600	1,245

		7,817

Financial Services (14.4%)
Legg Mason Inc.	105,750	11,010
The Goldman Sachs Group, Inc.	79,345	8,095
Citigroup, Inc.	172,900	7,993
American International Group, Inc.	107,900	6,269
First Data Corp.	101,220	4,063
Merrill Lynch & Co., Inc.	48,972	2,694
Paychex, Inc.	74,625	2,428
Charles Schwab Corp.	197,600	2,229
SLM Corp.	40,975	2,082
JPMorgan Chase & Co.	54,700	1,932

		48,795

Health Care (27.1%)
Biotech Research & Production (3.5%)
* Amgen, Inc.	119,645	7,234
* Genentech, Inc.	57,400	4,608

Drugs & Pharmaceuticals (5.6%)
Teva Pharmaceutical Industries Ltd.
Sponsored ADR	225,700	7,028
* Forest Laboratories, Inc.	86,100	3,345
Sanofi-Synthelabo SA ADR	56,635	2,321
Pfizer Inc.	82,874	2,286
Allergan, Inc.	25,315	2,158
Eli Lilly & Co.	35,090	1,955

Electronics--Medical Systems (1.5%)
Medtronic, Inc.	96,630	5,004

Health & Personal Care (2.8%)
* WellPoint Inc.	134,430	9,362

Health Care Management Services (4.5%)
UnitedHealth Group Inc.	212,760	11,093
* Caremark Rx, Inc.	94,085	4,189

Medical & Dental Instruments & Supplies (9.2%)
* Alcon, Inc.	88,600	9,688
* Zimmer Holdings, Inc.	111,600	8,501
* St. Jude Medical, Inc.	150,100	6,546
Stryker Corp.	117,400	5,584
* Boston Scientific Corp.	25,375	685

		91,587

Integrated Oils (0.5%)
Suncor Energy, Inc.	33,370	1,579

Other Energy (2.3%)
Schlumberger Ltd.	78,970	5,997
Baker Hughes, Inc.	34,400	1,760

		7,757

Materials & Processing (0.9%)
Praxair, Inc.	65,050	3,031

Producer Durables (6.1%)
Danaher Corp.	176,666	9,247
Centex Corp.	64,700	4,572
Lennar Corp. Class A	68,700	4,359
D. R. Horton, Inc.	65,733	2,472

		20,650

Technology (26.1%)
Communications Technology (5.1%)
* Juniper Networks, Inc.	374,000	9,417
QUALCOMM Inc.	161,690	5,337
* Corning, Inc.	148,200	2,463

Computer Services Software & Systems (5.7%)
* Symantec Corp.	325,500	7,076
SAP AG ADR	94,900	4,109
* Accenture Ltd.	136,590	3,097
Microsoft Corp.	88,938	2,209
Adobe Systems, Inc.	52,510	1,503
Infosys Technologies Ltd. ADR	15,400	1,193

Computer Technology (7.9%)
* Dell Inc.	362,970	14,341
* EMC Corp.	463,755	6,358
* Apple Computer, Inc.	94,500	3,479
* Network Appliance, Inc.	95,600	2,703

Electronics--Semiconductors/Components (7.4%)
* Marvell Technology Group Ltd.	247,000	9,396
* Broadcom Corp.	191,000	6,782
* Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	385,774	3,518
Linear Technology Corp.	85,930	3,153
Intel Corp.	87,135	2,271

		88,405

Utilities (0.8%)
* Comcast Corp. Special Class A	91,465	2,739

Other (2.6%)
General Electric Co.	166,360	5,764
3M Co.	42,365	3,063

		8,827

TOTAL COMMON STOCKS
(Cost $288,713)		326,681

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

Growth Portfolio	Shares	Market Value^ (000)
TEMPORARY INVESTMENTS (4.0%)(1)

Exchange-Traded Fund (0.1%)
Vanguard Index Participation
Equity Receipts--Growth	8,500	$429

Money Market Fund (3.4%)
Vanguard Market Liquidity Fund, 3.139%**	11,612,224	11,612

	Face
	Amount
	(000)

U.S. Agency Obligation (0.5%)
Federal Home Loan Mortgage Corp.†
(2) 3.034%, 8/2/2005	$1,500	1,496

TOTAL TEMPORARY INVESTMENTS
(Cost $13,532)		13,537

TOTAL INVESTMENTS (100.5%)
(Cost $302,245)		340,218

OTHER ASSETS AND LIABILITIES (-0.5%)

Other Assets--Note C		3,937
Liabilities		(5,742)

		(1,805)

NET ASSETS (100%)

Applicable to 29,288,956 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$338,413

NET ASSET VALUE PER SHARE		$11.55

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.9% and 1.6%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with a value of $1,496,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

	Amount (000)	Per Share
AT JUNE 30, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$763,274	$26.05
Overdistributed Net Investment Income	(54)	—
Accumulated Net Realized Losses	(462,598)	(15.79)
Unrealized Appreciation (Depreciation)
Investment Securities	37,973	1.30
Futures Contracts	(182)	(.01)

NET ASSETS	$338,413	$11.55

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

STATEMENT OF OPERATIONS
Growth Portfolio Six Months Ended June 30, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$1,149
Interest	188
Security Lending	1

Total Income	1,338

Expenses
Investment Advisory Fees--Note B
Basic Fee	192
Performance Adjustment	(42)
The Vanguard Group--Note C
Management and Administrative	379
Marketing and Distribution	19
Custodian Fees	5
Shareholders' Reports	14

Total Expenses	567
Expenses Paid Indirectly--Note D	(38)

Net Expenses	529

NET INVESTMENT INCOME	809

REALIZED NET GAIN (LOSS)
Investment Securities Sold	1,177
Futures Contracts	(176)

REALIZED NET GAIN (LOSS)	1,001

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(4,237)
Futures Contracts	(174)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(4,411)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,601)

STATEMENT OF CHANGES IN NET ASSETS
	Growth Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$809	$1,570
Realized Net Gain (Loss)	1,001	(28,826)
Change in Unrealized Appreciation
(Depreciation)	(4,411)	52,051

Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,601)	24,795

Distributions
Net Investment Income	(1,560)	(1,676)
Realized Capital Gain	—	—

Total Distributions	(1,560)	(1,676)

Capital Share Transactions[1]
Issued	12,333	24,280
Issued in Lieu of Cash Distributions	1,560	1,676
Redeemed	(37,926)	(66,382)

Net Increase (Decrease) from
Capital Share Transactions	(24,033)	(40,426)

Total Increase (Decrease)	(28,194)	(17,307)

Net Assets
Beginning of Period	366,607	383,914

End of Period	$338,413	$366,607

[1]Shares Issued (Redeemed)
Issued	1,103	2,192
Issued in Lieu of Cash Distributions	142	154
Redeemed	(3,371)	(6,050)

Net Increase (Decrease) in
Shares Outstanding	(2,126)	(3,704)

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
Growth Portfolio
	Six Months Ended, June 30,	Year Ended December 31			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$11.67	$10.93	$ 8.70	$14.37	$12.01	$35.14	$28.96
Investment Operations
Net Investment Income	.032	.051**	.039	.05	.01	.04	.080
Net Realized and Unrealized Gain (Loss) on Investments	(.100)	.738	2.227	(4.97)	2.35	(16.73)	7.795

Total from Investment Operations	(.068)	.789	2.266	(4.92)	2.36	(16.69)	7.875

Distributions
Dividends from Net Investment Income	(.052)	(.049)	(.036)	(.05)	—	(.09)	(.160)
Distributions from Realized Capital Gains	—	—	—	(.70)	—	(6.35)	(1.535)

Total Distributions	(.052)	(.049)	(.036)	(.75)	—	(6.44)	(1.695)

Net Asset Value, End of Period	$11.55	$11.67	$10.93	$8.70	$14.37	$12.01	$35.14

Total Return	-0.56%	7.25%	26.13%	-35.89%	19.65%	-57.31%	28.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$338	$367	$384	$314	$594	$501	$1,302
Ratio of Total Expenses to Average Net Assets†	0.34%††	0.36%	0.39%	0.41%	0.39%††	0.33%	0.31%
Ratio of Net Investment Income to Average Net Assets	0.48%††	0.43%**	0.45%	0.37%	0.28%††	0.18%	0.24%
Portfolio Turnover Rate	40%††	100%	47%	49%	12%	136%	81%

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004. †Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), (0.04%), (0.01%), 0.00%, 0.00%, and 0.00%.
††Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Alliance Capital Management L.P. and William Blair & Company L.L.C. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Alliance Capital Management is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since April 1, 2005, relative to the Russell 1000 Growth Index. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $42,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2005, these arrangements reduced the portfolio’s expenses by $38,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2004, the portfolio had available realized losses of $463,537,000 to offset future net capital gains of $203,532,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, and $1,329,000 through December 31, 2013. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2005; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryfor-ward balances above.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $37,973,000, consisting of unrealized gains of $53,159,000 on securities that had risen in value since their purchase and $15,186,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
E-mini Nasdaq 100 Index	245	$7,365	$(176)
E-mini S&P 500 Index	5	299	(6)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2005, the portfolio purchased $65,842,000 of investment securities and sold $88,618,000 of investment securities other than temporary cash investments.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	GROWTH PORTFOLIO As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Growth Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*
Based on Actual
Portfolio Return	$1,000.00	$994.40	$1.68

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.11	$1.71

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

TRUSTEES RENEW ADVISORY AGREEMENTS

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with Alliance Capital Management L.P. and William Blair & Company, L.L.C., the portfolio’s investment advisors. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board decided to renew the agreements with Alliance and William Blair & Company based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES.

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each advisor.

• Alliance Capital Management L.P. Alliance’s portfolio management team has significant depth and experience. Portfolio manager Alan Levi has worked in investment management since 1973, and has managed a portion of the portfolio since 2002. Alliance has assets under management of approximately $540 billion.

• William Blair & Company, L.L.C. William Blair & Company’s portfolio management team has significant depth and experience. Portfolio manager John F. Jostrand, CFA, has worked in investment management since 1979, and has managed a portion of the portfolio since 2004. William Blair & Company has assets under management of approximately $27 billion.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperfor-mance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Growth Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rate. The board did not consider profitability of the advisors in determining whether to approve the advisory fees. Alliance and William Blair & Company are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio and its shareholders realize economies of scale that are built into the negotiated advisory fee rates without any need for asset-level breakpoints. The portfolio’s advisory fee rates are very low relative to the average rate paid by portfolios in its peer group.

The advisory agreements with Alliance and William Blair & Company will continue for one year and are renewable by the portfolio’s board for successive one-year periods.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

VANGUARD® CAPITAL GROWTH PORTFOLIO

During the first half of 2005, the Capital Growth Portfolio returned –3.5%, as its sizable stakes in the health care, auto & transportation, and technology industries hurt its performance. The portfolio’s six-month return trailed those of the S&P 500 Index and the average peer fund. Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

WEIGHTINGS IN STRUGGLING SECTORS HURT RETURN

PRIMECAP Management Company, advisor to the Capital Growth Portfolio, typically establishes sizable positions in the stocks of companies that, according to its research, boast growth prospects not yet recognized by the market. Over time, this strategy has delivered exceptional returns.

Total Returns	Six Months Ended June 30, 2005

Capital Growth Portfolio	-3.5%
S&P 500 Index	-0.8
Average Multi-Cap Growth Fund*	-1.5

*Derived from data provided by Lipper Inc.

During the past six months, however, the portfolio held large positions in some of the weakest parts of the market, such as the transportation and technology sectors. It also held sizable positions in a handful of individual companies that were hit hard. In the transportation group, for example, the portfolio’s long-standing emphasis on premier shipping companies FedEx and UPS proved a drawback, as the industry grappled with rising fuel costs and an uncertain economic outlook.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

Capital Growth Portfolio	0.42%
Average Multi-Cap Growth Fund	1.68

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004. In technology, the portfolio’s holdings reflected the general weakness afflicting the sector. Perhaps the most notable shortfall among the portfolio’s relatively small number of stocks was health care holding Biogen Idec, which helped drive the portfolio’s exceptional performance during 2004. In February, the company was forced to withdraw a promising therapy from the market, and its stock price plummeted. Excellent stock selection in the integrated oils sector mitigated some of the damage felt in other parts of the portfolio.

Of course, six months reveal relatively little about the success of an investment strategy. The verdict will be rendered over years, through a variety of market environments. This is true of any portfolio, but especially of the Capital Growth Portfolio. The managers’ research-intensive approach to the stock market contemplates investment horizons not of six months but of three to five years. In the past, the portfolio’s approach has delivered strong returns to investors who take a similar long-term view.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

CAPITAL GROWTH PORTFOLIO

ADVISOR’S REPORT

During the first half of 2005, the broad stock market was mostly flat. The S&P 500 Index returned –0.8%. Our portfolio trailed the market with a –3.5% return.

THE INVESTMENT ENVIRONMENT

Today’s market environment is overshadowed by uncertainties not too dissimilar from those that have been in place for some time. A significant difference is that we are now in a later stage of the business cycle, and after two consecutive years of strong returns, the stock market is well above its bear-market trough. These gains were certainly justified by a strong earnings recovery, but it’s important to note that earnings were rebounding from a very depressed base.

Continued growth in earnings (and gains in the equity market) will be more challenging.

The economy has already recovered from recessionary levels, corporate profit margins have most likely peaked, and earnings growth rates appear to be decelerating. In addition, if interest rates continue to rise, consumers will be less able to use their homes as cash machines, meaning that continued growth in demand and earnings will need to be driven by the corporate sector.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment advisor’s assessment of such factors as their industry positions, growth potential, and expected profitability.

THE PORTFOLIO’S SUCCESSES

During the past six months, the portfolio earned excellent returns from energy-related companies, which have been the most obvious beneficiaries of persistently high oil prices. ConocoPhillips, one of our largest holdings, returned almost 34%.

THE PORTFOLIO’S SHORTFALLS

Our primary detractor was Biogen Idec, a biotech-nology company that for much of 2004 was one of the portfolio’s strongest performers. In late February, however, the company was forced to withdraw a bestselling multiple sclerosis medicine from the market after studies suggested that it might be associated with a rare disease of the central nervous system. The stock lost nearly half its value. However, our original investment thesis for the company remains intact, based on Biogen’s high level of research and development spending and the rest of its drug portfolio.

Our significant investment in FedEx also hurt performance, as shipping companies struggled with high fuel costs. In the technology sector, we held a mix of strong and weak performers, but the aggregate result reflected the sector’s overall weakness.

OUR OUTLOOK

A key factor in the prospective return for equities will be the movement of long-term interest rates. The Federal Reserve Board has continued to raise interest rates in an effort to prevent a further bubble in housing and to restrain inflation. As of mid-2005, the Fed’s rate hikes have merely flattened the yield curve, as long-term rates have remained largely unchanged. As we embark on the second half of the year, with the 10-year U.S. Treasury note remaining below 4.5%, stocks appear reasonably valued. If rates rise, however, valuations might look high.

We are optimistic that the U.S. economy will continue to expand, and that business spending will increase. We’ve positioned the portfolio accordingly, favoring the industrial sectors over consumer-oriented industries. For example, technology continues to be our largest sector weighting. We also maintain a high level of conviction concerning the prospects of the health care sector, particularly the large pharmaceutical companies.

Howard B. Schow, PORTFOLIO MANAGER
Theo A. Kolokotrones, PORTFOLIO MANAGER
Joel P. Fried, PORTFOLIO MANAGER
Mitchell J. Milias, PORTFOLIO MANAGER
Alfred W. Mordecai, PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

JULY 18, 2005

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

CAPITAL GROWTH PORTFOLIO
As of June 30, 2005

PORTFOLIO PROFILE

Portfolio Characteristics
	Portfolio	Comparative Index*

Number of Stocks	106	500
Median Market Cap	$21.9B	$48.8B
Price/Earnings Ratio	22.5x	18.0x
Price/Book Ratio	2.7x	2.8x
Yield	0.9%	1.9%
Return on Equity	14.3%	19.6%
Earnings Growth Rate	7.5%	10.7%
Foreign Holdings	9.3%	0.0%
Turnover Rate	0%**	--
Expense Ratio	0.42%**	--
Short-Term Reserves	10%	--

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*

Auto & Transportation	8%	2%
Consumer Discretionary	12	14
Consumer Staples	0	7
Financial Services	6	22
Health Care	17	13
Integrated Oils	7	6
Other Energy	4	3
Materials & Processing	8	3
Producer Durables	5	4
Technology	21	14
Utilities	1	7
Other	1	5
Short-Term Reserves	10%	--

Ten Largest Holdings (% of total net assets)

FedEx Corp.	4.2%
(transportation services)
ConocoPhillips Co.	4.0
(energy and utilities)
Adobe Systems, Inc.	3.6
(software)
Guidant Corp.	3.5
(medical)
Novartis AG	2.8
(pharmaceuticals)
Texas Instruments, Inc.	2.6
(electronics)
Potash Corp. of Saskatchewan, Inc.	2.3
(chemicals)
Biogen Idec Inc.	2.3
(biotechnology)
Pfizer Inc.	2.1
(pharmaceuticals)
Microsoft Corp.	2.1
(software)

Top Ten	29.5%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500 Index.
**Annualized.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

CAPITAL GROWTH PORTFOLIO
As of June 30, 2005

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 3, 2002–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Capital Growth Portfolio	12/3/2002	4.64%	15.55%	0.39%	15.94%

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

As of June 30, 2005

FINANCIAL STATEMENTS (unaudited)

STATEMENT OF NET ASSETS

Capital Growth Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (90.0%)

Auto & Transportation (8.0%)
FedEx Corp.	88,800	$7,194
Union Pacific Corp.	40,400	2,618
Southwest Airlines Co.	135,750	1,891
*AMR Corp.	56,300	682
United Parcel Service, Inc.	7,250	501
*Alaska Air Group, Inc.	15,450	460
*Delta Air Lines, Inc.	48,750	183
ArvinMeritor, Inc.	8,650	154

		13,683

Consumer Discretionary (12.2%)
*DirecTV Group, Inc.	209,261	3,244
Costco Wholesale Corp.	47,050	2,109
TJX Cos., Inc.	71,550	1,742
Target Corp.	30,500	1,660
The News Corp., Inc.	86,242	1,395
*eBay Inc.	42,100	1,390
Robert Half International, Inc.	52,950	1,322
The Neiman Marcus Group, Inc. Class A	11,500	1,115
Lowe's Cos., Inc.	17,950	1,045
*Time Warner, Inc.	59,000	986
Eastman Kodak Co.	30,400	816
Carnival Corp.	13,100	715
The Walt Disney Co.	27,400	690
The Neiman Marcus Group, Inc. Class B	6,900	667
Best Buy Co., Inc.	8,600	590
*Liberty Media Corp.	47,450	484
Sabre Holdings Corp.	20,950	418
Mattel, Inc.	15,700	287
Tiffany & Co.	3,800	124
*IAC/InterActiveCorp	4,700	113
*Liberty Global Inc. Class A	351	16

		20,928

Financial Services (5.6%)
The Chubb Corp.	24,600	2,106
JPMorgan Chase & Co.	54,848	1,937
The Bank of New York Co., Inc.	58,950	1,697
Marsh & McLennan Cos., Inc.	41,200	1,141
American International Group, Inc.	17,400	1,011
Fannie Mae	7,800	456
Transatlantic Holdings, Inc.	5,375	300
Paychex, Inc.	7,600	247
Capital One Financial Corp.	2,900	232
Wells Fargo & Co.	3,200	197
Freddie Mac	2,750	179

		9,503

Health Care (16.8%)
Guidant Corp.	88,400	5,949
Novartis AG ADR	99,750	4,732
*Biogen Idec Inc.	111,800	3,851
Pfizer Inc.	129,960	3,584
Eli Lilly & Co.	50,900	2,836
*Genzyme Corp.-General Division	33,950	2,040
Medtronic, Inc.	37,200	1,927
*Sepracor Inc.	26,450	1,587
*Roche Holdings AG	10,000	1,262
*Millipore Corp.	17,450	990

		28,758

Integrated Oils (6.8%)
ConocoPhillips Co.	117,800	6,772
Unocal Corp.	40,900	2,661
Amerada Hess Corp.	20,050	2,135

		11,568

Other Energy (3.9%)
Schlumberger Ltd.	23,750	1,804
Noble Energy, Inc.	20,350	1,539
Pogo Producing Co.	20,700	1,075
EnCana Corp.	19,200	760
*Transocean Inc.	10,200	550
GlobalSantaFe Corp.	11,700	477
EOG Resources, Inc.	7,300	415

		6,620

Materials & Processing (8.2%)
Potash Corp. of Saskatchewan, Inc.	41,800	3,994
Dow Chemical Co.	54,700	2,436
Weyerhaeuser Co.	24,450	1,556
Monsanto Co.	23,400	1,471
Inco Ltd.	28,700	1,083
Temple-Inland Inc.	20,800	773
Fluor Corp.	11,600	668
Engelhard Corp.	21,850	624
Granite Construction Co.	18,200	511
Praxair, Inc.	10,600	494
MacDermid, Inc.	9,150	285
Alcoa Inc.	8,500	222

		14,117

Producer Durables (5.4%)
Caterpillar, Inc.	31,850	3,036
*Agilent Technologies, Inc.	65,650	1,511
Plantronics, Inc.	29,250	1,064
Tektronix, Inc.	39,150	911
LM Ericsson Telephone Co. ADR Class B	28,400	907
Deere & Co.	10,250	671
Kennametal, Inc.	9,200	422
Pall Corp.	10,200	310
Donaldson Co., Inc.	8,000	243
*Mykrolis Corp.	9,600	136

		9,211

Technology (21.5%)
Communications Technology (4.4%)
Motorola, Inc.	122,950	2,245
QUALCOMM Inc.	64,400	2,126
*Nortel Networks Corp.	467,300	1,220
*Corning, Inc.	70,850	1,178
*Tellabs, Inc.	45,300	394
Symbol Technologies, Inc.	30,150	298
Computer Services Software & Systems (7.5%)
Adobe Systems, Inc.	217,000	6,210
Microsoft Corp.	143,100	3,555
*Citrix Systems, Inc.	59,100	1,280
*Intuit, Inc.	22,600	1,019
*Accenture Ltd.	35,250	799
Computer Technology (1.0%)
Hewlett-Packard Co.	72,650	1,708
Electronics (1.1%)
Sony Corp. ADR	56,200	1,936

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

Capital Growth Portfolio	Shares	Market Value^ (000)

Electronics--Semiconductors/Components (6.0%)
Texas Instruments, Inc.	158,800	4,458
Intel Corp.	102,700	2,676
*Micron Technology, Inc.	258,500	2,639
*Rambus Inc.	20,000	268
*Freescale Semiconductor, Inc. Class B	12,118	257
Electronics--Technology (0.8%)
Raytheon Co.	27,300	1,068
*Coherent, Inc.	8,950	322
Scientific Equipment & Supplies (0.7%)
Applera Corp.-Applied Biosystems Group	55,700	1,096

		36,752

Utilities (1.1%)
Sprint Corp.	56,450	1,416
*Comcast Corp. Class A	12,500	384

		1,800

Other (0.5%)
*Berkshire Hathaway Inc. Class B	362	1,008

TOTAL COMMON STOCKS
(Cost $131,335)		153,948

TEMPORARY CASH INVESTMENTS (10.1%)

Vanguard Market Liquidity Fund, 3.139%**	17,099,149	17,099
Vanguard Market Liquidity Fund, 3.139%**
--Note F	191,500	192

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $17,291)		17,291

TOTAL INVESTMENTS (100.1%)
(Cost $148,626)		171,239

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets--Note C		210
Liabilities--Note F		(388)

		(178)

NET ASSETS (100%)

Applicable to 11,920,856 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$171,061

NET ASSET VALUE PER SHARE		$14.35

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

	Amount (000)	Per Share

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$147,779	$12.40
Undistributed Net Investment Income	620.05
Accumulated Net Realized Gains	49	--
Unrealized Appreciation	22,613	1.90

NET ASSETS	$171,061	$14.35

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

Capital Growth Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends	807
Interest	208
Security Lending	19

Total Income	1,034

Expenses
Investment Advisory Fees--Note B	127
The Vanguard Group--Note C
Management and Administrative	204
Marketing and Distribution	13
Custodian Fees	2
Shareholders' Reports	5

Total Expenses	351

NET INVESTMENT INCOME	683

REALIZED NET GAIN (LOSS)
ON INVESTMENT SECURITIES SOLD	65

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	(6,697)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,949)

STATEMENT OF CHANGES IN NET ASSETS

	Capital Growth Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$683	$1,032
Realized Net Gain (Loss)	65	1,187
Change in Unrealized Appreciation
(Depreciation)	(6,697)	18,800

Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,949)	21,019

Distributions
Net Investment Income	(1,077)	(176)
Realized Capital Gain*	(1,192)	(384)

Total Distributions	(2,269)	(560)

Capital Share Transactions1
Issued	26,305	90,921
Issued in Lieu of Cash Distributions	2,269	560
Redeemed	(16,223)	(28,481)

Net Increase (Decrease) from
Capital Share Transactions	12,351	63,000

Total Increase (Decrease)	4,133	83,459

Net Assets
Beginning of Period	166,928	83,469

End of Period	$171,061	$166,928

1Shares Issued (Redeemed)
Issued	1,813	6,657
Issued in Lieu of Cash Distributions	157	43
Redeemed	(1,123)	(2,105)

Net Increase (Decrease) in
Shares Outstanding	847	4,595

*Includes fiscal 2005 and 2004 short-term gain distributions of $498,000 and $360,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Capital Growth Portfolio

		Year Ended December 31,
For a Share Outstanding Throughout Each Period	Six Months Ended June 30, 2005	2004	2003	Dec. 3* to Dec. 31, 2002

Net Asset Value, Beginning of Period	$15.07	$12.88	$9.39	$10.00

Investment Operations
Net Investment Income	.053	.094**	.051†	.01
Net Realized and Unrealized Gain (Loss) on Investments	(.577)	2.166	3.444	(.62)

Total from Investment Operations	(.524)	2.260	3.495	(.61)

Distributions
Dividends from Net Investment Income	(.093)	(.022)	(.005)	--
Distributions from Realized Capital Gains	(.103)	(.048)	--	--

Total Distributions	(.196)	(.070)	(.005)	--

Net Asset Value, End of Period	$14.35	$15.07	$12.88	$9.39

Total Return	-3.48%	17.63%	37.24%	-6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$171	$167	$83	$9
Ratio of Total Expenses to Average Net Assets	0.42%††	0.42%	0.48%	0.47%††
Ratio of Net Investment Income to Average Net Assets	0.82%††	0.84%**	0.45%	0.86%††
Portfolio Turnover Rate	0%††	4%	7%	0%

*Inception.
**Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
† Calculated based on average shares outstanding.
††Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2005, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $22,613,000, consisting of unrealized gains of $28,102,000 on securities that had risen in value since their purchase and $5,489,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2005, the portfolio purchased $7,730,000 of investment securities and sold $277,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at June 30, 2005, was $144,000, for which the portfolio received cash collateral of $192,000.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

CAPITAL GROWTH PORTFOLIO
As of June 30, 2005

ABOUT YOUR PORTFOLIO’S EXPENSES

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Capital Growth Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$956.16	$2.05

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.71	$2.11

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher.

The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

CAPITAL GROWTH PORTFOLIO

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company, the portfolio’s investment advisor. The board determined that the retention of PRIMECAP was in the best interests of the portfolio and its shareholders. The board based its decision upon its most recent evaluation of PRIMECAP’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management since the portfolio’s December 3, 2002, inception, and the organizational depth and stability of the firm. Collectively, the five portfolio managers who oversee the portfolio’s assets have significant investment experience. PRIMECAP has assets under management of more than $44 billion.

INVESTMENT PERFORMANCE

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. PRIMECAP has carried out its investment strategy in disciplined fashion, and the results provided by PRIMECAP have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Capital Growth Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rate. The board did not consider profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio and its shareholders realize economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The portfolio’s advisory fee rate is very low relative to the average rate paid by portfolios in its peer group.

The advisory agreement will continue for one year and is renewable by the portfolio’s board for successive one-year periods.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

VANGUARD® SMALL COMPANY GROWTH PORTFOLIO

After nearly four years of outperformance, small-capitalization stocks gave up the pole position to larger companies during the first half of the year, while value stocks continued to dominate. Both trends hurt performance for the Small Company Growth Portfolio, which returned –2.0% during the period, a bit more than its unmanaged benchmark but in line with the decline of the average small-cap growth mutual fund.

Total Returns	Six Months Ended June 30, 2005

Small Company Growth Portfolio	-2.0%
Russell 2500 Growth Index	-0.9
Average Small-Cap Growth Fund*	-1.7
Dow Jones Wilshire 5000 Index	0.0

*Derived from data provided by Lipper Inc.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

WEAKNESS ACROSS SECTORS DAMPENED RETURNS

The Small Company Growth Portfolio held sizable stakes in technology, health care, and consumer discretionary companies, which together accounted for approximately 60% of assets. Two of these sectors lost ground during the first half, as did six more of the 11 industry sectors represented in the portfolio.

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

Small Company Growth Portfolio	0.44%
Average Small-Cap Growth Fund	1.71

*	Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The portfolio’s technology stocks, which as a group lost –13.6% during the half-year, detracted most from performance on both an absolute basis and relative to the Russell 2500 Growth Index. The greatest impact came from large weightings in software companies that suffered in part because of earnings restatements and disappointments. The portfolio’s health care holdings returned –0.4%.

The consumer discretionary sector gained 5.5%, as many retail holdings performed well.

The portfolio’s advisors, Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co., added value during the period through holdings in the financial services sector, which performed poorly overall. In addition to picking better-performing stocks, the advisor remained underexposed to the sector in comparison with the benchmark, a decision that helped relative results.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

ADVISOR'S REPORT	SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio returned –2.0% for the six months ended June 30, 2005, compared with a –0.9% drop for the Russell 2500 Growth Index and a –1.7% decline for the average peer fund.

The following discussion of the portfolio’s performance pertains to the 65% of assets managed by Granahan Investment Management as of June 30. Grantham, Mayo, Van Otterloo & Co. manages the remainder.

THE INVESTMENT ENVIRONMENT

Small growth stocks came under pressure in the first six months of 2005. Late April marked their low point, but there was some recovery of the earlier losses late in the period. Looking to macroeconomic reasons to explain short-term market performance can be interesting but not without risk. In this case, one can point to the Federal Reserve’s interest rate hikes as a market depressant early in the period and to the more recent easing of investors’ concerns as the hikes appeared to be nearing an end. Time will tell.

Investment Philosophy
The advisor believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $2 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

Recently, we saw some acceleration in earnings growth for the companies in our portfolio. If this continues, it would augur well for the performance of these companies’ stocks.

OUR SUCCESSES AND SHORTFALLS

Performance among the nine major industry sectors in our portfolio ranged from a 28% gain for energy stocks to a 19% decline in producer durables stocks. The rebound in oil prices during the half-year helped to fuel a rebound in energy stocks, including Cal Dive International (subsea well construction), St. Mary Land & Exploration (exploration and production), Patterson-UTI Energy (contract drilling), and CARBO Ceramics (a supplier to well drillers). On the other hand, a drop in our portfolio’s large Garmin holding early in the period, due to investors’ concerns about increased price competition among manufacturers of global-positioning satellite devices, affected the return in the producer durables sector.

The sector with the biggest negative impact on our portfolio’s return was technology. While both the benchmark index and our portfolio had negative returns in the sector, our poor stock selection was a relative penalty as well. In the overall portfolio, four of the five largest detractors from performance were tech stocks: Brocade Communications Systems (storage switches and systems), Foundry Networks (enterprise network products), Ariba (sourcing solutions software and services), and TIBCO Software (business-integration software). We added to our portfolio’s positions in Brocade and Foundry and eliminated its position in TIBCO during the half-year. Our portfolio’s overall weighting in technology remains high based on the thesis that performance in the sector should improve as tech companies’ relative earnings improve.

Our portfolio’s health care holdings also detracted from performance, though there was sharp improvement in the last two months of the period, when biotechnology stocks began to rebound. However, for the full fiscal period losses in Axonyx (which had poor clinical results for an Alzheimer’s treatment) and VaxGen (due to questions about its anthrax vaccine) offset positives such as the announced takeover of Transkaryotic Therapies for a premium.

Our portfolio’s holdings in the consumer discretionary sector were also a net drag on performance, gaining 3.1% versus 3.7% for the sector in the index. We took a large hit from our position in the MPS Group, a staffing company whose strong earnings rebound leveled out (we believe temporarily). Our portfolio’s financial services stocks performed roughly in line with the index sector’s –8.0% decline.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

OUR INVESTMENT OUTLOOK

Overall, earnings growth continues—and is even accelerating—for the companies in our portfolio. While some sectors, like energy, are showing very strong earnings comparisons, and some, like technology, not so strong comparisons, the breadth of earnings growth across sectors is positive.

Our concerns include the likelihood of decelerating earnings in some sectors, such as energy, financial services, and materials & processing, as pricing advantages become muted. In addition, consumers’ spending capability has been questioned for years, and at some point, a decrease in that capability may actually occur. The valuations of the companies in our portfolio remain higher than average, which is historically consistent with above-average global liquidity.

John J. Granahan, PORTFOLIO MANAGER

Gary C. Hatton, ASSISTANT PORTFOLIO MANAGER

Jane M. White, ASSISTANT PORTFOLIO MANAGER

Robert F. Granahan, ASSISTANT PORTFOLIO MANAGER

GRANAHAN INVESTMENT MANAGEMENT, INC.

 JULY 19, 2005

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO PROFILE	SMALL COMPANY GROWTH PORTFOLIO As of June 30, 2005

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**

Number of Stocks	574	1,668	4,937
Median Market Cap	$1.2B	$1.9B	$25.0B
Price/Earnings Ratio	26.2x	27.4x	21.7x
Price/Book Ratio	3.1x	3.5x	2.8x
Yield	0.2%	0.5%	1.6%
Return on Equity	11.0%	12.7%	18.3%
Earnings Growth Rate	17.4%	16.4%	9.7%
Foreign Holdings	2.0%	0.0%	1.1%
Turnover Rate	76%†	—	—
Expense Ratio	0.44%†	—	—
Short-Term Reserves	5%	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**

R-Squared	0.98	1.00	0.80	1.00
Beta	0.97	1.00	1.17	1.00

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**

Auto & Transportation	3%	4%	2%
Consumer Discretionary	26	24	16
Consumer Staples	1	1	7
Financial Services	10	13	22
Health Care	19	19	13
Integrated Oils	0	0	4
Other Energy	4	6	4
Materials & Processing	5	5	4
Producer Durables	6	9	5
Technology	19	16	12
Utilities	2	2	7
Other	0	1	4

Short-Term Reserves	5%	—	—

Ten Largest Holdings (% of total net assets)
Nextel Partners, Inc.	1.4%
(telecommunications services)
Cullen/Frost Bankers, Inc.	0.9
(banking)
Watsco, Inc.	0.8
(construction)
Euronet Worldwide, Inc.	0.8
(banking)
CACI International, Inc.	0.8
(computer services)
Donaldson Co., Inc.	0.8
(environmental services and equipment)
Cal Dive International, Inc.	0.8
(energy and utilities)
Hibbett Sporting Goods, Inc.	0.7
(retail)
Bausch & Lomb, Inc.	0.7
(health care)
Garmin Ltd.	0.7
(telecommunications equipment)

Top Ten	8.4%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*	Russell 2500 Growth Index.
**	Dow Jones Wilshire 5000 Index.
†	Annualized.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

PERFORMANCE SUMMARY	SMALL COMPANY GROWTH PORTFOLIO As of June 30, 2005

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) June 3, 1996–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
		One	Five	Since Inception
	Inception Date	Year	Years	Capital	Income	Total

Small Company Growth Portfolio	6/3/1996	6.73%	4.62%	11.80%	0.43%	12.23%

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL STATEMENTS (unaudited)	As of June 30, 2005
STATEMENT OF NET ASSETS

Small Company Growth Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (92.6%)(1)

Auto & Transportation (2.8%)
* Aviall Inc.	115,800	$3,658
Heartland Express, Inc.	149,843	2,911
* TBC Corp.	106,700	2,895
Tidewater Inc.	57,400	2,188
J.B. Hunt Transport Services, Inc.	65,200	1,258
C.H. Robinson Worldwide, Inc.	18,800	1,094
* Landstar System, Inc.	33,000	994
* Yellow Roadway Corp.	15,200	772
CNF Inc.	16,700	750
Polaris Industries, Inc.	11,600	626
Oshkosh Truck Corp.	7,200	564
Knight Transportation, Inc.	18,600	453
Arkansas Best Corp.	13,700	436
* EGL, Inc.	18,300	372
Overseas Shipholding Group Inc.	5,400	322
Thor Industries, Inc.	8,400	264
Winnebago Industries, Inc.	6,300	206

		19,763

Consumer Discretionary (25.5%)
Advertising Agencies (1.3%)
* ValueClick, Inc.	360,800	4,449
* Marchex, Inc.	165,100	2,483
Catalina Marketing Corp.	28,700	729
Harte-Hanks, Inc.	24,300	722
* Valassis Communications, Inc.	11,000	408
* Ventiv Health, Inc.	16,700	322
* R.H. Donnelley Corp.	3,900	242
Casinos & Gambling (0.4%)
* Argosy Gaming Co.	19,200	895
Boyd Gaming Corp.	15,000	767
Station Casinos, Inc.	10,100	671
* Isle of Capri Casinos, Inc.	12,500	327
* Multimedia Games Inc.	15,800	174
Commercial Information Services (0.1%)
* LookSmart, Ltd.	907,900	672
Arbitron Inc.	7,200	309
Consumer Electronics (1.8%)
* JAMDAT Mobile Inc.	90,000	2,491
* Lifeline Systems, Inc.	77,000	2,473
* WebSideStory, Inc.	160,000	2,346
* iVillage Inc.	360,100	2,153
* CNET Networks, Inc.	110,100	1,293
* PlanetOut, Inc.	120,000	1,046
* Activision, Inc.	45,000	743
* InfoSpace, Inc.	6,900	227
Consumer Products (0.7%)
* Playtex Products, Inc.	244,000	2,625
Nautilus Inc.	30,050	856
Tupperware Corp.	22,400	523
Blyth, Inc.	10,500	295
Matthews International Corp.	7,100	277
* Spectrum Brands Inc	5,400	178
Mannatech, Inc.	6,100	116
Cosmetics (0.6%)
* Helen of Troy Ltd.	115,800	$2,948
* Revlon, Inc. Class A	245,000	752
* Elizabeth Arden, Inc.	25,000	585
* Parlux Fragrances, Inc.	3,900	108
Education—Services (0.5%)
* Bright Horizons Family Solutions, Inc.	54,800	2,231
* ITT Educational Services, Inc.	15,500	828
* Education Management Corp.	15,700	530
* The Princeton Review, Inc.	28,000	163
Electrical—Household Appliances (0.0%)
Maytag Corp.	19,200	301
Entertainment (0.0%)
Movie Gallery, Inc.	10,500	278
Hotel/Motel (0.2%)
Intrawest Corp.	59,600	1,435
Household Equipment & Products (0.0%)
The Stanley Works	4,300	196
Household Furnishings (0.3%)
* Tempur-Pedic International Inc.	50,800	1,127
Ethan Allen Interiors, Inc.	7,800	261
American Woodmark Corp.	7,300	219
Stanley Furniture Co., Inc.	7,200	177
Jewelry, Watches & Gems (0.4%)
* Fossil, Inc.	134,500	3,053
Leisure Time (0.7%)
* West Marine, Inc.	123,900	2,238
* Penn National Gaming, Inc.	38,500	1,405
* Life Time Fitness, Inc.	24,000	787
SCP Pool Corp.	16,500	579
Publishing—Miscellaneous (0.4%)
Thomas Nelson, Inc.	107,100	2,331
* Martha Stewart Living Omnimedia, Inc.	9,900	289
* Consolidated Graphics, Inc.	6,200	253
Rent & Lease Services (0.2%)
* Wesco International, Inc.	24,400	766
* Rent-A-Center, Inc.	19,400	452
Restaurants (2.1%)
Darden Restaurants Inc.	61,900	2,041
* Cosi, Inc.	200,000	1,376
CBRL Group, Inc.	30,800	1,197
* California Pizza Kitchen, Inc.	43,300	1,181
* Sonic Corp.	32,900	1,004
* Brinker International, Inc.	23,600	945
* Panera Bread Co.	14,100	875
* P.F. Chang's China Bistro, Inc.	12,600	743
Outback Steakhouse	16,200	733
* Jack in the Box Inc.	18,400	698
* Red Robin Gourmet Burgers	10,500	651
* BJ's Restaurants Inc.	29,000	590

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio	Shares	Market Value^ (000)

Applebee's International, Inc.	20,700	$548
* The Cheesecake Factory	14,500	504
* CEC Entertainment Inc.	8,700	366
Ruby Tuesday, Inc.	12,500	324
CKE Restaurants Inc.	22,700	316
* Papa John's International, Inc.	7,800	312
* Rare Hospitality International Inc.	7,700	235
Retail (8.1%)
* Hibbett Sporting Goods, Inc.	139,775	5,289
Fred's, Inc.	248,300	4,117
* MarineMax, Inc.	119,100	3,722
* Urban Outfitters, Inc.	60,200	3,413
MSC Industrial Direct Co., Inc. Class A	91,800	3,098
American Eagle Outfitters, Inc.	96,900	2,970
* Pacific Sunwear of California, Inc.	127,475	2,931
* O'Reilly Automotive, Inc.	90,500	2,698
* Genesco, Inc.	69,500	2,578
* DSW Inc. Class A	88,000	2,196
* CSK Auto Corp.	129,300	2,157
Tuesday Morning Corp.	60,000	1,891
Abercrombie & Fitch Co.	26,100	1,793
* Chico's FAS, Inc.	37,700	1,292
The Neiman Marcus Group, Inc. Class A	12,900	1,250
bebe stores, inc.	45,637	1,208
Michaels Stores, Inc.	28,800	1,191
Ross Stores, Inc.	32,900	951
* Jos. A. Bank Clothiers, Inc.	20,350	881
* Men's Wearhouse, Inc.	24,750	852
* United Natural Foods, Inc.	25,200	765
* The Sports Authority, Inc.	24,000	763
Big 5 Sporting Goods Corp.	26,000	738
* A.C. Moore Arts & Crafts, Inc.	23,000	727
Claire's Stores, Inc.	30,000	721
* The Children's Place Retail Stores, Inc.	13,600	635
* AnnTaylor Stores Corp.	24,750	601
* Priceline.com, Inc.	25,500	595
* The Pantry, Inc.	14,300	554
* Aeropostale, Inc.	15,950	536
* Dollar Tree Stores, Inc.	21,000	504
* Advance Auto Parts, Inc.	7,000	452
* Guitar Center, Inc.	7,700	449
* Global Imaging Systems, Inc.	9,800	312
Talbots Inc.	9,400	305
* Williams-Sonoma, Inc.	7,700	305
* BJ's Wholesale Club, Inc.	9,300	302
Pier 1 Imports Inc.	20,800	295
Blockbuster Inc. Class A	30,100	275
* Too Inc.	11,200	262
* Stamps.com Inc.	12,200	229
* Insight Enterprises, Inc.	7,900	159
Christopher & Banks Corp.	7,600	139
* 1-800 CONTACTS, Inc.	5,600	108
Services—Commercial (4.8%)
* MPS Group, Inc.	484,700	4,566
Pre-Paid Legal Services, Inc.	79,800	3,563
* The Advisory Board Co.	65,000	3,168
* Forrester Research, Inc.	150,600	2,685
* Monro Muffler Brake, Inc.	88,250	2,604
Regis Corp.	64,300	2,513
* Labor Ready, Inc.	94,600	2,205
* CRA International Inc.	40,900	2,202
* Wireless Facilities, Inc.	342,200	2,166
* Korn/Ferry International	115,000	2,041
* Coinstar, Inc.	60,000	$1,361
* Getty Images, Inc.	14,800	1,099
* Resources Connection, Inc.	38,600	897
* Weight Watchers International, Inc.	15,400	795
Aramark Corp. Class B	18,500	488
World Fuel Services Corp.	15,500	363
* Copart, Inc.	14,300	340
* West Corp.	8,300	319
* Exponent, Inc.	10,000	286
MAXIMUS, Inc.	3,000	106
The Brink's Co.	2,700	97
Startek, Inc.	4,600	76
Sabre Holdings Corp.	700	14
Shoes (0.3%)
* Timberland Co.	17,500	678
K-Swiss, Inc.	9,000	291
* Deckers Outdoor Corp.	11,700	288
Kenneth Cole Productions, Inc.	7,300	227
* Steven Madden, Ltd.	8,100	144
Finish Line, Inc.	7,300	138
* Skechers U.S.A., Inc.	8,300	118
Textiles—Apparel Manufacturing (2.1%)
Phillips-Van Heusen Corp.	118,400	3,871
* Quiksilver, Inc.	202,000	3,228
* Carter's, Inc.	52,900	3,088
* Hartmarx Corp.	290,000	2,920
* Guess ?, Inc.	36,000	597
* The Warnaco Group, Inc.	25,500	593
* Columbia Sportswear Co.	8,900	440
Liz Claiborne, Inc.	4,400	175
Toys (0.3%)
* Leapfrog Enterprises, Inc.	165,000	1,864
Wholesalers (0.2%)
* Prestige Brands Holdings Inc.	33,000	644
* United Stationers, Inc.	7,200	354
* Brightpoint, Inc.	8,600	191

		180,755

Consumer Staples (0.5%)
Pilgrim's Pride Corp.	22,400	765
* Constellation Brands, Inc. Class A	19,200	566
* 7-Eleven, Inc.	15,700	475
Longs Drug Stores, Inc.	10,600	456
* Performance Food Group Co.	11,400	344
Sanderson Farms, Inc.	7,100	323
Nash-Finch Co.	6,000	220
Nature's Sunshine Inc.	10,000	174
Chiquita Brands International, Inc.	5,700	157

		3,480

Financial Services (9.3%)
Cullen/Frost Bankers, Inc.	132,400	6,309
* Euronet Worldwide, Inc.	196,900	5,724
* The Dun & Bradstreet Corp.	79,900	4,926
Cash America International Inc.	157,955	3,178
Jefferies Group, Inc.	82,200	3,115
Equity Inns, Inc. REIT	218,800	2,910
SEI Investments Co.	72,800	2,719
Highland Hospitality Corp. REIT	210,400	2,199
Ashford Hospitality Trust REIT	194,200	2,097
* United Rentals, Inc.	103,400	2,090
Avalonbay Communities, Inc. REIT	20,700	1,673
People's Bank	44,850	1,356

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio	Shares	Market Value^ (000)

Regency Centers Corp. REIT	20,300	$1,161
* Harris & Harris Group, Inc.	91,100	1,085
City National Corp.	14,900	1,068
First Albany Companies Inc.	170,700	1,017
Apartment Investment & Management Co.
Class A REIT	24,100	986
First American Corp.	22,400	899
* CB Richard Ellis Group, Inc.	19,700	864
Global Payments Inc.	12,200	827
Eaton Vance Corp.	33,000	789
A.G. Edwards & Sons, Inc.	17,300	781
StanCorp Financial Group, Inc.	9,800	750
* Alliance Data Systems Corp.	18,300	742
Brown & Brown, Inc.	15,400	692
TCF Financial Corp.	25,700	665
* CheckFree Corp.	19,100	651
* CompuCredit Corp.	18,900	648
Student Loan Corp.	2,900	637
FactSet Research Systems Inc.	17,250	618
* The First Marblehead Corp.	16,700	586
CBL & Associates Properties, Inc. REIT	12,500	538
Capital Corp. of the West	18,200	505
* WellChoice Inc.	7,100	493
* iPayment Holdings, Inc.	12,900	471
Arthur J. Gallagher & Co.	16,300	442
MB Financial, Inc.	11,000	438
GATX Corp.	12,500	431
Ryder System, Inc.	11,700	428
* CapitalSource Inc.	21,800	428
* Portfolio Recovery Associates, Inc.	9,800	412
Equifax, Inc.	11,500	411
Hudson United Bancorp	11,300	408
Arden Realty Group, Inc. REIT	11,300	407
Westamerica Bancorporation	7,500	396
* Markel Corp.	1,100	373
Pan Pacific Retail Properties, Inc. REIT	5,300	352
Bank of Hawaii Corp.	6,900	350
Federated Investors, Inc.	10,900	327
Flagstar Bancorp, Inc.	17,200	326
East West Bancorp, Inc.	9,000	302
HCC Insurance Holdings, Inc.	7,500	284
First Industrial Realty Trust REIT	7,100	283
Erie Indemnity Co. Class A	5,000	271
WFS Financial, Inc.	5,100	259
* World Acceptance Corp.	8,400	252
Wilmington Trust Corp.	6,700	241
IndyMac Bancorp, Inc.	5,900	240
Fremont General Corp.	9,800	238
* Kronos, Inc.	5,100	206
Independent Bank Corp. (MI)	7,193	205
Independent Bank Corp. (MA)	7,100	200
Berkshire Hills Bancorp, Inc.	6,000	200
Downey Financial Corp.	2,300	168
John H. Harland Co.	4,400	167
Irwin Financial Corp.	6,600	146
* Universal American Financial Corp.	5,100	115
Associated Banc-Corp.	2,300	77
Conseco, Inc.	284	6

		65,558

Health Care (18.6%)
Biotech Research & Production (4.9%)
* Protein Design Labs, Inc.	189,300	3,826
* Tercica, Inc.	293,720	2,552
* Human Genome Sciences, Inc.	208,000	2,409
* Abgenix, Inc.	258,400	2,217
* Serologicals Corp.	95,900	$2,038
* Caliper Life Sciences, Inc.	360,600	2,019
* Kensey Nash Corp.	65,500	1,981
* Cambridge Antibody Technology Group	153,000	1,775
* Critical Therapeutics, Inc.	226,700	1,591
* Nuvelo, Inc.	198,400	1,534
* VaxGen, Inc.	131,600	1,428
* Alnylam Pharmaceuticals Inc.	194,200	1,418
* InterMune Inc.	105,400	1,374
* Invitrogen Corp.	12,900	1,074
* Cell Genesys, Inc.	188,800	1,010
* XOMA Ltd.	553,700	936
* Discovery Laboratories, Inc.	120,000	875
* Martek Biosciences Corp.	22,000	835
* Sirna Therapeutics, Inc.	468,500	820
* Cubist Pharmaceuticals, Inc.	60,000	790
* IDEXX Laboratories Corp.	8,900	555
* Charles River Laboratories, Inc.	10,000	482
* Axonyx Inc.	337,600	449
* Cytokinetics, Inc.	55,000	382
* Enzon Pharmaceuticals, Inc.	14,100	91
Drugs & Pharmaceuticals (3.3%)
* Amylin Pharmaceuticals, Inc.	130,500	2,731
* Axcan Pharma Inc.	175,600	2,683
* Nektar Therapeutics	135,300	2,278
* Medarex, Inc.	269,100	2,242
* CV Therapeutics, Inc.	90,700	2,033
* Impax Laboratories, Inc.	119,600	1,878
* Vertex Pharmaceuticals, Inc.	110,600	1,863
* QLT Inc.	125,900	1,312
* Noven Pharmaceuticals, Inc.	70,300	1,229
* BioCryst Pharmaceuticals, Inc.	155,300	789
* Adolor Corp.	70,000	647
* American Pharmaceuticals Partners, Inc.	14,500	598
* United Therapeutics Corp.	11,100	535
* Chattem, Inc.	12,900	534
* Regeneron Pharmaceuticals, Inc.	51,400	431
* First Horizon Pharmaceutical Corp.	18,300	348
* Priority Healthcare Corp. Class B	13,400	340
* Penwest Pharmaceuticals Co.	25,000	296
* SFBC International, Inc.	6,200	240
* Kos Pharmaceuticals, Inc.	2,600	170
Perrigo Co.	5,500	77
Electronics—Medical Systems (2.6%)
* Advanced Medical Optics, Inc.	80,200	3,188
* IntraLase Corp.	159,000	3,120
* Illumina, Inc.	194,200	2,344
* Affymetrix, Inc.	43,400	2,341
* Neurometrix Inc.	107,700	2,157
* Natus Medical Inc.	174,800	1,966
* Rita Medical Systems, Inc.	360,300	1,153
* Hologic, Inc.	14,400	572
* Haemonetics Corp.	13,200	536
Quality Systems, Inc.	10,800	512
* Intuitive Surgical, Inc.	10,500	490
* Possis Medical Inc.	10,654	108
Health & Personal Care (0.3%)
* Lincare Holdings, Inc.	23,800	972
* Apria Healthcare Group Inc.	10,000	346
* Amedisys Inc.	9,000	331
* Gentiva Health Services, Inc.	11,900	213

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio	Shares	Market Value^ (000)

Health Care Facilities (1.6%)
* Psychiatric Solutions, Inc.	61,900	$3,015
* LifePoint Hospitals, Inc.	53,900	2,723
* American Healthways Inc.	55,980	2,366
* Pharmaceutical Product Development, Inc.	32,800	1,537
* Triad Hospitals, Inc.	13,700	749
* Genesis Healthcare Corp.	12,500	578
* Renal Care Group, Inc.	7,350	339
* Beverly Enterprises, Inc.	19,100	243
Health Care Management Services (1.2%)
* Per-Se Technologies, Inc.	100,000	2,102
* Humana Inc.	43,400	1,725
* Health Net Inc.	28,300	1,080
Universal Health Services Class B	13,000	808
* AMERIGROUP Corp.	18,500	744
* Cerner Corp.	10,500	714
* Centene Corp.	16,900	568
* Sierra Health Services, Inc.	5,900	422
* CorVel Corp.	5,200	131
Medical & Dental Instruments & Supplies (4.6%)
Bausch & Lomb, Inc.	62,600	5,196
* Henry Schein, Inc.	118,500	4,920
* Angiodynamics Inc.	140,020	3,044
* Align Technology, Inc.	370,000	2,727
* Orthofix International NV	61,200	2,634
* Orthovita, Inc.	536,600	2,109
Arrow International, Inc.	63,500	2,026
Cooper Cos., Inc.	31,701	1,929
* Immucor Inc.	29,000	840
* Kinetic Concepts, Inc.	13,700	822
Dade Behring Holdings Inc.	11,300	735
* ResMed Inc.	10,400	686
* Biosite Inc.	12,100	665
* Ventana Medical Systems, Inc.	16,400	660
* Cutera, Inc.	35,000	607
* Techne Corp.	11,100	510
* Respironics, Inc.	12,400	448
PolyMedica Corp.	9,400	335
Beckman Coulter, Inc.	5,100	324
Owens & Minor, Inc. Holding Co.	7,700	249
* Edwards Lifesciences Corp.	5,500	237
DENTSPLY International Inc.	4,000	216
* Conceptus, Inc.	35,000	198
Invacare Corp.	3,400	151
* ICU Medical, Inc.	3,700	119
* Cantel Medical Corp.	1,200	20
Medical Services (0.1%)
* Covance, Inc.	14,800	664
* Hanger Orthopedic Group, Inc.	50,000	252

		131,231

Materials & Processing (4.6%)
Watsco, Inc.	140,800	5,998
Chicago Bridge & Iron Co. N.V.	97,000	2,217
The St. Joe Co.	25,700	2,096
* URS Corp.	51,900	1,938
Fluor Corp.	29,000	1,670
* Trex Co., Inc.	63,500	1,632
* Crown Holdings, Inc.	66,300	943
Hughes Supply, Inc.	31,500	885
* Jacobs Engineering Group Inc.	13,200	743
Corn Products International, Inc.	30,500	725
Commercial Metals Co.	29,500	703
Precision Castparts Corp.	9,000	$701
Eastman Chemical Co.	12,200	673
AptarGroup Inc.	13,100	665
* USG Corp.	13,900	591
Texas Industries, Inc.	10,500	590
Simpson Manufacturing Co.	16,500	504
* Armor Holdings, Inc.	12,500	495
* Lone Star Technologies, Inc.	10,700	487
Georgia Gulf Corp.	15,400	478
Worthington Industries, Inc.	27,600	436
Ball Corp.	12,100	435
Florida Rock Industries, Inc.	5,750	422
Ashland, Inc.	5,700	410
Building Materials Holding Corp.	5,900	409
* Maverick Tube Corp.	13,600	405
Carpenter Technology Corp.	7,600	394
Cytec Industries, Inc.	9,800	390
* Comfort Systems USA, Inc.	59,000	388
* Cabot Microelectronics Corp.	12,600	365
Mueller Industries Inc.	13,000	352
Lyondell Chemical Co.	12,600	333
* Energizer Holdings, Inc.	5,100	317
* Owens-Illinois, Inc.	11,900	298
* NS Group Inc.	9,100	296
Engelhard Corp.	9,700	277
* FMC Corp.	4,900	275
* AK Steel Corp.	41,100	263
Ryerson Tull, Inc.	15,900	227
Sonoco Products Co.	7,600	201
Martin Marietta Materials, Inc.	2,800	194
* DHB Industries, Inc.	21,500	182
Bemis Co., Inc.	6,500	173
* Rogers Corp.	3,500	142
Harsco Corp.	2,600	142
* Gold Kist Inc.	1,100	24
Southern Peru Copper Corp.	300	13

		32,497

Other Energy (4.2%)
* Cal Dive International, Inc.	102,000	5,342
Patterson-UTI Energy, Inc.	150,900	4,200
CARBO Ceramics Inc.	45,100	3,561
St. Mary Land & Exploration Co.	105,400	3,054
Helmerich & Payne, Inc.	32,400	1,520
* Pride International, Inc.	48,600	1,249
Rowan Cos., Inc.	29,700	882
* National-Oilwell Varco Inc.	17,200	818
* Todco	28,900	742
Holly Corp.	15,100	705
* Grant Prideco, Inc.	26,400	698
Peabody Energy Corp.	12,500	650
* Oil States International, Inc.	25,600	644
* Hydrill Co.	11,200	609
* FMC Technologies Inc.	17,800	569
* Unit Corp.	11,700	515
Premcor, Inc.	6,200	460
* Swift Energy Co.	11,100	398
Vintage Petroleum, Inc.	12,300	375
* Cimarex Energy Co.	9,600	374
Frontier Oil Corp.	12,600	370
* Remington Oil & Gas Corp.	10,200	364
Tesoro Petroleum Corp.	7,200	335
* Oceaneering International, Inc.	6,800	263
Noble Energy, Inc.	3,400	257
* Stone Energy Corp.	4,900	240
* Grey Wolf, Inc.	32,200	239

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio	Shares	Market Value^ (000)

* Atwood Oceanics, Inc.	3,500	$215
Equitable Resources, Inc.	2,000	136

		29,784

Producer Durables (5.9%)
Donaldson Co., Inc.	177,700	5,390
Garmin Ltd.	117,700	5,032
Plantronics, Inc.	116,400	4,232
* Sonic Solutions, Inc.	140,000	2,604
* EFJ Inc.	337,700	2,279
* Toll Brothers, Inc.	21,800	2,214
* Symmetricom Inc.	190,000	1,970
* RAE Systems, Inc.	620,000	1,941
* NVR, Inc.	2,000	1,620
KB HOME	15,300	1,166
Ryland Group, Inc.	14,500	1,100
MDC Holdings, Inc.	13,324	1,096
* Meritage Corp.	13,300	1,057
* Hovnanian Enterprises Inc. Class A	13,400	874
* Zygo Corp.	84,500	828
Graco, Inc.	23,900	814
Joy Global Inc.	20,050	673
Mine Safety Appliances Co.	14,300	661
Beazer Homes USA, Inc.	11,200	640
Standard Pacific Corp.	7,200	633
* Viisage Technology, Inc.	135,000	605
Lincoln Electric Holdings, Inc.	14,700	487
* Alliant Techsystems, Inc.	6,500	459
Cummins Inc.	6,100	455
* Paxar Corp.	24,100	428
Engineered Support Systems, Inc.	9,087	326
Diebold, Inc.	7,100	320
Applied Industrial Technology, Inc.	9,000	291
* Actuant Corp.	3,800	182
* General Cable Corp.	10,500	156
* The Middleby Corp.	2,900	153
* Photronics Inc.	6,300	147
Stewart & Stevenson Services, Inc.	6,400	145
* American Superconductor Corp.	15,200	139
* Metrologic Instruments, Inc.	11,000	138
Pentair, Inc.	900	39
* BE Aerospace, Inc.	1,100	17

		41,311

Technology (18.9%)
Communications Technology (4.1%)
* Foundry Networks, Inc.	569,600	4,916
* NICE-Systems Ltd.	88,400	3,489
* Brocade Communications Systems, Inc.	792,400	3,075
* WebEx Communications, Inc.	114,100	3,013
* Ixia	137,500	2,673
* CIENA Corp.	1,000,000	2,090
Harris Corp.	65,700	2,051
* Atheros Communications	215,000	1,733
* Ulticom, Inc.	99,400	1,055
* McAfee Inc.	34,600	906
* Comverse Technology, Inc.	37,500	887
* Sycamore Networks, Inc.	241,400	833
* Anixter International Inc.	18,500	688
* Stratex Networks, Inc.	260,500	448
* Comtech Telecommunications Corp.	13,600	444
* j2 Global Communications, Inc.	7,700	265
* InterVoice, Inc.	18,900	163
Computer Services Software & Systems (8.1%)
* CACI International, Inc.	88,700	5,602
* Sapient Corp.	511,000	4,052
* Blackboard Inc.	139,800	$3,344
SS&C Technologies, Inc.	101,800	3,225
* Jupitermedia Corp.	184,700	3,164
* MapInfo Corp.	290,000	3,048
* Progress Software Corp.	90,000	2,714
* Red Hat, Inc.	202,800	2,657
* Cadence Design Systems, Inc.	193,200	2,639
* Digital River, Inc.	76,700	2,435
* Concur Technologies, Inc.	225,000	2,369
* Witness Systems, Inc.	127,900	2,332
* Internet Security Systems, Inc.	104,000	2,110
* F5 Networks, Inc.	34,600	1,634
* Informatica Corp.	175,000	1,468
* Open Solutions Inc.	67,200	1,365
* Ariba, Inc.	232,399	1,348
* Zoran Corp.	95,000	1,263
* QLogic Corp.	39,500	1,219
* Cognizant Technology Solutions Corp.	25,400	1,197
* Anteon International Corp.	25,100	1,145
* Websense, Inc.	18,200	875
* MICROS Systems, Inc.	18,400	823
* SRA International, Inc.	22,000	764
* TechTeam Global, Inc.	40,000	522
Reynolds & Reynolds Class A	18,500	500
* ANSYS, Inc.	12,600	447
* SERENA Software, Inc.	21,700	419
* MicroStrategy Inc.	7,800	414
* @ Road, Inc.	148,500	395
* Packeteer, Inc.	25,800	364
* ManTech International Corp.	10,600	329
* Hyperion Solutions Corp.	7,600	306
* Wind River Systems Inc.	18,900	296
* Plumtree Software, Inc.	50,000	244
Syntel, Inc.	11,100	178
* Dendrite International, Inc.	9,000	124
* Blue Coat Systems, Inc.	4,100	123
Computer Technology (3.5%)
* Western Digital Corp.	374,700	5,028
* RSA Security Inc.	360,600	4,140
* Hutchinson Technology, Inc.	105,200	4,051
* Trident Microsystems, Inc.	143,500	3,256
* Synaptics Inc.	140,000	2,990
* Maxtor Corp.	515,620	2,681
* NVIDIA Corp.	29,600	791
* Ingram Micro, Inc. Class A	48,700	763
* Komag, Inc.	18,200	516
* Emulex Corp.	25,000	456
Electronics (0.6%)
Lowrance Electronics, Inc.	129,000	2,712
Amphenol Corp.	28,200	1,133
* Avid Technology, Inc.	9,500	506
Electronics—Semiconductors/Components (1.5%)
* OmniVision Technologies, Inc.	185,200	2,517
* Tessera Technologies, Inc.	71,050	2,374
* International DisplayWorks, Inc.	250,000	2,000
* Cree, Inc.	47,600	1,212
* International Rectifier Corp.	12,700	606
* Microsemi Corp.	25,900	487
* LSI Logic Corp.	40,200	341
* SigmaTel Inc.	16,600	285
* Silicon Image, Inc.	25,000	257
* MEMC Electronic Materials, Inc.	4,500	71

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio	Shares	Market Value^ (000)

Electronics—Technology (1.1%)
* Essex Corp.	136,000	$3,112
* Trimble Navigation Ltd.	72,700	2,833
* The Titan Corp.	39,400	896
DRS Technologies, Inc.	8,400	431
* Innovative Solutions and Support, Inc.	8,500	285
* ScanSource, Inc.	5,100	219
EDO Corp.	3,300	99
* Herley Industries Inc.	5,300	97

		133,327

Utilities (2.2%)
* Nextel Partners, Inc.	397,900	10,015
* General Communication, Inc.	316,100	3,120
Energen Corp.	18,800	659
UGI Corp. Holding Co.	21,000	586
Questar Corp.	7,700	507
* NII Holdings Inc.	4,100	262
ONEOK, Inc.	7,700	251
Duquesne Light Holdings, Inc.	13,400	250
PNM Resources Inc.	7,700	222

		15,872

Other (0.1%)
SPX Corp.	6,300	290
Walter Industries, Inc.	6,800	273
Lancaster Colony Corp.	6,200	266

		829

TOTAL COMMON STOCKS
(Cost $592,554)		654,407

TEMPORARY INVESTMENTS (14.3%)(1)

Exchange-Traded Fund (0.8%)
Vanguard Index Participation Equity
Receipts—Small-Cap Growth	104,300	5,632

Money Market Funds (13.2%)
Vanguard Market Liquidity Fund, 3.139%**	52,051,554	52,052
Vanguard Market Liquidity Fund,
3.139%**—Note F	41,501,725	41,502

		93,554

	Face
	Amount
	(000)

U.S. Government & Agency Obligations (0.3%)
Federal Home Loan Mortgage Corp.†
(2) 3.002%, 7/19/2005	$2,000	1,997
U.S. Treasury Bill
(2) 3.082%, 9/22/2005	250	248

	2,245

TOTAL TEMPORARY INVESTMENTS
(Cost $101,071)	101,431

TOTAL INVESTMENTS (106.9%)
(Cost $693,625)	755,838

OTHER ASSETS AND LIABILITIES—NET (-6.9%)	$(48,755)

NET ASSETS (100%)

Applicable to 39,089,593 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$707,083

NET ASSET VALUE PER SHARE	$18.09

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio's effective common stock and temporary cash investment positions represent 96.3% and 10.6%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)	Securities with a value of $2,245,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities, at Value	$755,838
Receivables for Investment Securities Sold	8,911
Other Assets—Note C	508

Total Assets	765,257

Liabilities
Security Lending Collateral Payable to Brokers—Note F	41,502
Payables for Investment Securities Purchased	15,418
Other Liabilities	1,254
Total Liabilities	58,174

NET ASSETS	$707,083

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$594,859	$15.23
Undistributed Net Investment Income	38	—
Accumulated Net Realized Gains	49,831	1.27
Unrealized Appreciation
Investment Securities	62,213	1.59
Futures Contracts	142	—

NET ASSETS	$707,083	$18.09

See Note D in Notes to Financial Statements for the tax-basis components of net assets

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

STATEMENT OF OPERATIONS
Small Company Growth Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$1,132
Interest	618
Security Lending	424

Total Income	2,174

Expenses
Investment Advisory Fees—Note B
Basic Fee	589
Performance Adjustment	88
The Vanguard Group—Note C
Management and Administrative	773
Marketing and Distribution	44
Custodian Fees	26
Shareholders' Reports	15
Trustees' Fees and Expenses	1

Total Expenses	1,536

NET INVESTMENT INCOME	638

REALIZED NET GAIN (LOSS)
Investment Securities Sold	50,262
Futures Contracts	(45)

REALIZED NET GAIN (LOSS)	50,217

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(66,622)
Futures Contracts	(160)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(66,782)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(15,927)

STATEMENT OF CHANGES IN NET ASSETS
	Small Company Growth Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income (Loss)	$638	$(79)
Realized Net Gain (Loss)	50,217	76,341
Change in Unrealized Appreciation
(Depreciation)	(66,782)	21,854

Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,927)	98,116

Distributions
Net Investment Income	—	(553)
Realized Capital Gain*	(36,827)	—

Total Distributions	(36,827)	(553)

Capital Share Transactions1
Issued	41,027	136,876
Issued in Lieu of Cash Distributions	36,827	553
Redeemed	(70,489)	(103,293)

Net Increase (Decrease) from
Capital Share Transactions	7,365	34,136

Total Increase (Decrease)	(45,389)	131,699

Net Assets
Beginning of Period	752,472	620,773

End of Period	$707,083	$752,472

1Shares Issued (Redeemed)
Issued	2,282	7,878
Issued in Lieu of Cash Distributions	2,107	32
Redeemed	(3,931)	(5,991)

Net Increase (Decrease)
in Shares Outstanding	458	1,919

*	Includes fiscal 2005 short-term gain distributions totaling $5,727,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Small Company Growth Portfolio
Six Months Ended June 30,		Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$19.48	$16.91	$11.99	$16.43	$13.26	$22.66	$12.87

Investment Operations
Net Investment Income (Loss)	.020	(.001)	.014	—	.01	.11	.17
Net Realized and Unrealized Gain (Loss) on Investments	(.439)	2.586	4.909	(3.80)	3.16	(3.40)	9.69

Total from Investment Operations	(.419)	2.585	4.923	(3.80)	3.17	(3.29)	9.86

Distributions
Dividends from Net Investment Income	—	(.015)	(.003)	(.12)	—	(.17)	(.07)
Distributions from Realized Capital Gains	(.971)	—	—	(.52)	—	(5.94)	—

Total Distributions	(.971)	(.015)	(.003)	(0.64)	—	(6.11)	(.07)

Net Asset Value, End of Period	$18.09	$19.48	$16.91	$11.99	$16.43	$13.26	$22.66

Total Return	-1.98%	15.30%	41.07%	-24.03%	23.91%	-17.87%	76.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$707	$752	$621	$383	$494	$390	$480
Ratio of Total Expenses to Average Net Assets**	0.44%†	0.46%	0.55%	0.57%	0.51%†	0.50%	0.46%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%†	(0.01%)	0.09%	0.05%	0.27%†	0.71%	0.98%
Portfolio Turnover Rate	76%†	80%	64%	58%	16%	73%	125%

*	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**	Includes performance-based advisory fee increases (decreases) of 0.03%, 0.04%, 0.08%, 0.07%, 0.04%, 0.05%, and 0.04%.
†	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses).

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co., LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to May 1, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning May 1, 2003. The benchmark changes will be fully phased in by June 2006.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before an increase of $88,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $86,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $62,213,000, consisting of unrealized gains of $112,657,000 on securities that had risen in value since their purchase and $50,444,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Russell 2000 Index	59	$18,971	$146
S&P MidCap 400 Index	5	1,721	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended June 30, 2005, the portfolio purchased $249,329,000 of investment securities and sold $279,710,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at June 30, 2005, was $38,724,000, for which the portfolio received cash collateral of $41,502,000.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	SMALL COMPANY GROWTH PORTFOLIO
As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.

A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio's costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading "Expenses Paid During Period."

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the portfolio's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
Small Company Growth Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$980.23	$2.16

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.61	$2.21

*	These calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher.

The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

TRUSTEES RENEW ADVISORY AGREEMENTS

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory agreements with Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co., LLC (GMO). The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board decided to renew the agreements with Granahan and GMO based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each advisor.

•	Granahan Investment Management, Inc. Granahan’s portfolio management team has significant depth and experience. The investment team for its portion of the portfolio consists of four managers. Granahan has assets under management of approximately $3 billion.

•	Grantham, Mayo, Van Otterloo & Co., LLC. GMO’s portfolio management team has significant depth and experience. Portfolio manager Robert M. Soucy has worked in investment management since 1987, and has managed a portion of the portfolio since 2000. GMO has assets under management of approximately $87 billion.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperfor-mance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The Small Company Growth Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees. Granahan and GMO are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio and its shareholders realize economies of scale that are built into the negotiated advisory fee rates without any need for asset-level breakpoints. The portfolio’s advisory fee rates are very low relative to the average rate paid by portfolios in its peer group.

The advisory agreements with Granahan and GMO will continue for one year and are renewable by the portfolio’s board for successive one-year periods.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

VANGUARD® INTERNATIONAL PORTFOLIO

During the first half of 2005, the International Portfolio returned –1.0%, a retreat similar to those for the average international fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Developed markets actually performed well in local currencies, but a rally by the U.S. dollar erased those gains for U.S. investors.

Total Returns	Six Months Ended June 30, 2005

International Portfolio	-1.0%
MSCI EAFE Index	-1.2
Average International Fund*	-1.1
MSCI All Country World Index ex USA	0.3

*Derived from data provided by Lipper Inc.

Portfolio and benchmark returns are displayed in the table at left. Please note that returns of the portfolios in Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

GAINS ABROAD DIDN’T REACH THE UNITED STATES

Developed markets abroad posted strong gains in their own currencies during the half-year as corporate restructuring in many countries led to increased profitability for stocks. However, the strengthening U.S. dollar turned those gains into losses for investors in the United States. (A stronger U.S. currency means that returns from abroad translate into fewer dollars.)

Annualized Expense Ratios:* Your portfolio compared with its peer group
Expense Ratio

International Portfolio	0.42%
Average International Fund	1.73

*	Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The MSCI EAFE Index returned 8.4% in local currencies, but that became a decline of –1.2% in dollars. Rising short-term interest rates in the United States helped produce the rally in the dollar, stoking an appetite abroad for dollar purchases despite the sizable U.S. trade and current-account deficits.

Your portfolio’s performance, although similar to that of the MSCI EAFE Index, was achieved quite differently. The advisors, Schroder Investment Management North America and Baillie Gifford Overseas, hold far fewer stocks than the index—overweighting those for which they have the highest earnings expectations. As of June 30, there were 176 stocks in the portfolio, compared with 1,147 in the index.

The portfolio’s stocks were also allocated differently than those in the index. The portfolio had lighter weightings in Europe, for example, where some selections lagged the robust European markets. Two disappointments included Royal Bank of Scotland and L’Oreal.

Another deviation from the benchmark did pay off. The portfolio held small positions in China, Indonesia, South Korea, and Taiwan, none of which are index constituents and all of which added handsomely to returns. Strong performers included Samsung Electronics, based in South Korea, and CNOOC, a Chinese energy company recently made famous by its bid for Unocal.

In terms of industry sectors, the portfolio’s best performance came from its energy holdings, which was no surprise in a time of soaring energy costs. However, the weighting in these stocks was only 10% of assets at period-end. Of ten industry sectors, six produced negative returns in dollar terms. Financial stocks—the portfolio’s largest sector, representing nearly 20% of holdings—returned –2.9%.

For more details about performance and the market environment, please see the advisor’s report that follows.

NOTICE TO SHAREHOLDERS
Richard Foulkes, who has served as portfolio manager of the International Portfolio since its 1994 inception, will retire from Schroder Investment Management North America effective October 31, 2005. His responsibilities will be assumed by portfolio managers Virginie Maisonneuve and Matthew Dobbs.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

ADVISOR'S REPORT	INTERNATIONAL PORTFOLIO

The International Portfolio fell –1.0% over the half-year ended June 30, 2005, compared with the –1.2% return of the MSCI EAFE Index and the –1.1% return of the average international fund.

The following comments address the 55% of portfolio assets that Schroder Investment Management North America managed as of June 30; Baillie Gifford Overseas manages the remainder.

THE INVESTMENT ENVIRONMENT

There are three major themes that I would stress about the current investment environment.

First, economic growth is decelerating in every major region of the world. The Eurozone is particularly sensitive since the 2004 surge in the region’s exports failed to result in more jobs. Consumer confidence is therefore poor and prospects modest as the global economy slows. By contrast, Japan fared better, with new jobs and higher wages providing support for a much-desired domestic recovery to replace weakening exports.

Second, globalization is highlighting both challenges and opportunities—many developing countries are growing at rates that far exceed anything possible in larger developed countries. In both Japan and the Eurozone, economic growth is forecast to be below 1.5% in 2005, a far cry from China’s 8.0% forecast growth or India’s 7.0%.

Investment Philosophy
The advisor believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

Third, there are valid concerns that major foreign currencies are misvalued, and markets have been volatile. In 2004, foreign exchange markets focused on the problem of the rising U.S. current account deficit, and the U.S. dollar fell sharply. In the first six months of 2005, the markets focused on the stronger growth of the U.S. economy compared with the economies of Europe and Japan, and the dollar regained all the losses it sustained in the last six months of 2004. Local stock markets rose in the half-year, but not enough to offset the rise in the dollar. In the long run, the growing U.S. current-account deficit matters more, and the value of developing countries’ currencies must rise.

OUR SUCCESSES

Our portfolio resembled a barbell in the half-year, with a significant growth-oriented position in emerging markets and a predominantly defensive position in the developed countries. The former outperformed strongly, thanks to good stock and market performance; the latter in the aggregate made no difference to performance.

In addition, our long-standing bias toward technology companies in emerging Asian countries worked well after a two-year period of consolidation.

OUR SHORTFALLS

Companies that benefited the most from the strong growth in the emerging markets tended to be in highly cyclical industries or industries where capacity increased only modestly in recent years, such as mining and capital goods. The future balance of demand and supply is critical in assessing the prospects of these companies, and we misjudged the former to the detriment of our portfolio’s performance.

Large companies continued to underperform small- and mid-capitalization companies in the period. Although some of the largest companies in our portfolio have very attractive valuations, many had a dull six months.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

OUR PORTFOLIO’S POSITIONING

We increased our portfolio’s exposure to the faster-growing emerging markets and to European growth companies whose businesses are principally outside Europe. We decreased the portfolio’s exposure to Japanese cyclical companies with a dependence on world trade. This had the effect of further increasing the barbell shape of the portfolio.

Richard Foulkes, EXECUTIVE VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

JULY 19, 2005

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

PORTFOLIO PROFILE	INTERNATIONAL PORTFOLIO
As of June 30, 2005

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**

Number of Stocks	176	1,147	2,051
Turnover Rate	47%†	—	—
Expense Ratio	0.42%†	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**

R-Squared	0.97	1.00	0.98	1.00
Beta	1.02	1.00	1.02	1.00

Ten Largest Holdings (% of total net assets)
BG Group PLC	2.8%
(energy and utilities)
Tesco PLC	2.3
(retail)
Petrol Brasil ADR	2.2
(energy)
Royal Bank of Scotland Group PLC	1.8
(banking)
Vodafone Group PLC	1.8
(cellular telecommunications)
Allied Irish Banks PLC	1.6
(banking)
Novartis AG (Registered)	1.3
(pharmaceuticals)
East Japan Railway Co.	1.3
(transportation services)
Brambles Industries PLC	1.3
(conglomerate)
SAP AG	1.3
(computer services)

Top Ten	17.7%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Country Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**

EUROPE
United Kingdom	25%	25%	21%
France	10	9	8
Germany	6	7	6
Switzerland	6	7	6
Ireland	4	1	1
Sweden	4	2	2
Spain	3	4	3
Netherlands	3	5	4
Denmark	1	1	1
Italy	1	4	3
Belgium	0	1	1
Finland	0	2	1
Greece	0	1	1
Norway	0	1	1

Subtotal	63%	70%	59%

PACIFIC
Japan	19%	22%	18%
Australia	4	5	5
Hong Kong	1	2	2
Singapore	1	1	1

Subtotal	25%	30%	26%

EMERGING MARKETS
South Korea	3%	—	2%
Brazil	3	—	1
India	1	—	1
South Africa	1	—	1
Mexico	1	—	1
Indonesia	1	—	0
Taiwan	1	—	1
China	0	—	1
Russia	0	—	1

Subtotal	11%	—	9%

NORTH AMERICA
Canada	0%	—	6%

Short-Term Reserves	1%	—	—

Total	100%	100%	100%

*	MSCI EAFE Index.
**	MSCI All Country World Index ex USA.
†	Annualized.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

Allocation by Region

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**

Consumer Discretionary	13%	12%	11%
Consumer Staples	10	8	8
Energy	10	9	11
Financials	20	27	27
Health Care	7	8	7
Industrials	16	10	9
Information Technology	7	6	7
Materials	5	7	8
Telecommunication Services	7	7	7
Utilities	4	6	5

Short-Term Reserves	1%	—	—

*	MSCI EAFE Index.
**	MSCI All Country World Index ex USA.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

PERFORMANCE SUMMARY	INTERNATIONAL PORTFOLIO
As of June 30, 2005

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) December 31, 1994–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005
		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

International Portfolio	6/3/1994	13.67%	-0.68%	5.14%	1.56%	6.70%

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

FINANCIAL STATEMENTS (unaudited)	As of June 30, 2005
STATEMENT OF NET ASSETS

International Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (96.9%)(1)

Australia (4.2%)
BHP Billiton Ltd.	481,000	$6,577
Woolworths Ltd.	370,800	4,653
Foster's Group Ltd.	1,098,000	4,444
Macquarie Infrastucture Group	880,907	2,779
Woodside Petroleum Ltd.	123,900	2,756
Tabcorp Holdings Ltd.	135,021	1,684
Westpac Banking Corp., Ltd.	111,000	1,683
Lend Lease Corp.	94,769	935

		25,511

Austria (0.1%)
Telekom Austria AG	29,986	583
Belgium (0.3%)
KBC Bankverzekeringsholding	25,000	1,973
Brazil (3.2%)
Petrol Brasil Series A ADR	206,500	9,507
Petrol Brasil ADR	71,295	3,717
Companhia Vale do Rio Doce ADR	125,400	3,185
Tele Norte Leste Participacoes ADR	114,800	1,911
* Unibanco-Uniao de Bancos Brasileiros SA	125,746	973

		19,293

China (0.5%)
CNOOC Ltd.	3,803,500	2,253
Cosco Pacific Ltd.	226,000	437

		2,690

Denmark (0.7%)
Danske Bank A/S	140,140	4,211

Finland (0.3%)
Nokia Oyj	111,102	1,849

France (9.6%)
L'Oreal SA	96,062	6,881
Suez SA	249,000	6,733
Essilor International SA	66,911	4,565
Sanofi-Aventis	51,970	4,258
Veolia Environnement	107,000	4,007
L'Air Liquide SA (Registered)	22,000	3,743
Pernod Ricard SA	22,047	3,521
Groupe Danone	40,000	3,506
LVMH Louis Vuitton Moet Hennessy	44,835	3,453
France Telecom SA	118,000	3,435
Imerys SA	46,947	3,234
Vivendi Universal SA	101,000	3,166
Total SA	11,000	2,575
Thales SA	62,000	2,513
Societe Generale Class A	22,955	2,329
Publicis Groupe SA	32,266	950

		58,869

Germany (6.0%)
SAP AG	45,690	7,908
Siemens AG	100,000	7,269
Porsche AG	6,560	4,917
Bayer AG	117,900	3,920
RWE AG	51,700	3,321
Bayerische Motoren Werke AG	70,620	3,204
Adidas-Salomon AG	17,070	2,849
Metro AG	52,000	$2,577
Muenchener Rueckversicherungs-
Gesellschaft AG (Registered)	8,336	884

		36,849

Hong Kong (1.1%)
Jardine Matheson Holdings Ltd.	135,800	2,398
Cheung Kong Holdings Ltd.	188,000	1,823
Li & Fung Ltd.	678,000	1,403
Hong Kong Exchanges & Clearing Ltd.	504,000	1,300

		6,924

India (1.2%)
*(3)Satyam Computer Services Ltd.
Warrants Exp. 11/4/2005	191,000	2,250
*(3)State Bank of India
Warrants Exp. 12/23/2005	139,000	2,199
*(3)Zee Telefilm Warrants Exp. 5/19/2006	288,707	1,043
*(3)Oriental Bank of Commerce
Warrants Exp. 8/8/2006	102,300	595
*(3)State Bank of India Warrants Exp. 1/5/2006	35,216	553
*(3)ICICI Bank Ltd. Warrants Exp. 3/30/2008	41,000	397
*(3)ICICI Bank Ltd. Warrants Exp. 1/27/2009	30,596	299

		7,336

Indonesia (0.7%)
PT Telekomunikasi Indonesia Tbk	4,489,000	2,320
PT Indonesian Satellite Corp Tbk	3,265,000	1,844
PT Gudang Garam Tbk	189,154	245

		4,409

Ireland (3.5%)
Allied Irish Banks PLC (UK Shares)	441,754	9,505
CRH PLC	139,900	3,710
Anglo Irish Bank Corp. PLC	226,801	2,809
Bank of Ireland	173,000	2,789
Allied Irish Banks PLC	123,400	2,641

		21,454

Israel (0.5%)
Teva Pharmaceutical Industries Ltd.
Sponsored ADR	97,000	3,020

Italy (0.6%)
Riunione Adriatica di Sicurta SpA	176,200	3,426
Snam Rete Gas SpA	46,000	246

		3,672

Japan (17.8%)
East Japan Railway Co.	1,570	8,059
Canon, Inc.	126,500	6,636
KDDI Corp.	1,223	5,650
Japan Tobacco, Inc.	395	5,256
Mitsubishi Tokyo Financial Group Inc.	615	5,189
Mitsui & Co., Ltd.	544,000	5,133
Mitsubishi Corp.	354,000	4,792
Mitsubishi Estate Co., Ltd.	381,000	4,173
Asahi Glass Co., Ltd.	396,000	4,142
Denso Corp.	160,000	3,636
T & D Holdings, Inc.	77,000	3,609
Nissan Motor Co., Ltd.	350,100	3,464
Mitsui Sumitomo Insurance Co.	379,000	3,394
Ricoh Co.	212,000	3,304
Toyota Motor Corp.	91,000	3,250
Astellas Pharma Inc.	87,000	2,966
Yamada Denki Co., Ltd.	46,200	2,655
Keyence Corp.	11,900	2,655

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

International Portfolio	Shares	Market Value^ (000)

Sumitomo Heavy Industries Ltd.	540,000	$2,586
Sumitomo Realty & Development Co.	231,000	2,574
* UFJ Holdings Inc.	496	2,568
Konica Minolta Holdings, Inc.	262,000	2,437
Koyo Seiko Co., Ltd.	165,000	2,207
Sumitomo Electric Industries Ltd.	203,000	2,070
Mitsui Osk Lines Ltd.	322,000	1,977
Takeda Chemical Industries Ltd.	32,000	1,584
Takashimaya Co.	170,000	1,518
* Jupiter Telecommunications Co., Ltd.	1,685	1,425
SMC Corp.	12,300	1,335
Ito-Yokado Co., Ltd.	37,000	1,221
Hoya Corp.	10,600	1,219
Omron Corp.	54,200	1,192
Daito Trust Construction Co., Ltd.	31,800	1,189
Tokyu Corp.	262,000	1,173
Mitsubishi Electric Corp.	199,000	1,051
Electric Power Development Co., Ltd.	30,600	883
Marui Co., Ltd.	41,000	551
Toho Co., Ltd.	5,600	81

		108,804

Luxembourg (0.5%)
Tenaris SA ADR	34,700	2,716

Mexico (0.8%)
America Movil SA de CV Series L ADR	86,949	5,183

Netherlands (2.4%)
Royal Dutch Petroleum Co.	112,000	7,284
TNT NV	186,000	4,707
Verenigde Nederlandse Uitgeversbedrijven NV	97,756	2,722

		14,713

Russia (0.5%)
* Mobile Telesystems ADR	86,000	2,894

Singapore (0.9%)
Keppel Corp., Ltd.	398,000	2,938
Singapore Press Holdings Ltd.	874,000	2,223
Noble Group Ltd.	616,000	528

		5,689

South Africa (1.0%)
Sasol Ltd.	124,600	3,358
MTN Group Ltd.	378,000	2,497

		5,855

South Korea (3.2%)
Samsung Electronics Co., Ltd.	13,950	6,613
Hyundai Motor Co. Ltd.	48,000	2,647
Daewoo Shipbuilding & Marine
Engineering Co., Ltd.	132,500	2,543
Hanjin Shipping Co., Ltd.	89,000	2,210
Shinsegae Co., Ltd.	6,828	2,144
* (3)Samsung Electronics Co., Ltd. GDR	7,700	1,842
Hana Bank	68,000	1,805

		19,804

Spain (2.9%)
Iberdrola SA	180,000	4,742
Telefonica SA	289,120	4,719
Industria de Diseno Textil SA	115,580	2,971
Banco Popular Espanol SA	226,375	2,733
Banco Santander Central Hispano SA	232,838	2,697

		17,862

Sweden (3.2%)
Sandvik AB	117,200	$4,347
Skandinaviska Enskilda Banken AB A Shares	255,400	4,240
Atlas Copco AB A Shares	263,730	4,166
Svenska Handelsbanken AB A Shares	177,585	3,618
Telefonaktiebolaget LM Ericsson AB Class B	1,049,800	3,351

		19,722

Switzerland (5.9%)
Novartis AG (Registered)	171,000	8,121
Roche Holdings AG	54,000	6,816
UBS AG (Registered)	82,100	6,402
Nestle SA (Registered)	23,400	5,980
Cie. Financiere Richemont AG	122,000	4,092
* ABB Ltd.	481,380	3,116
Adecco SA (Registered)	37,649	1,709

		36,236

Taiwan (0.7%)
Fubon Financial Holding Co., Ltd. GDR	229,842	2,207
Hon Hai Precision Industry Co., Ltd.	284,059	1,475
Fubon Financial Holding Co., Ltd.	365,000	355

		4,037

Thailand (0.5%)
Kasikornbank Public Co. Ltd. (Foreign)	1,315,800	1,815
Ptt Public Co., Ltd.	212,900	1,123

		2,938

United Kingdom (24.1%)
BG Group PLC	2,089,017	17,158
Tesco PLC	2,446,120	13,941
Royal Bank of Scotland Group PLC	374,833	11,290
Vodafone Group PLC	4,493,600	10,930
Brambles Industries PLC	1,473,809	8,049
Shell Transport & Trading Co. PLC	736,000	7,129
Smith & Nephew PLC	693,812	6,824
Kingfisher PLC	1,418,798	6,227
Rio Tinto PLC	197,000	6,001
Smiths Group PLC	333,000	5,467
Signet Group PLC	2,763,000	5,372
Carnival PLC	82,015	4,652
HBOS PLC	270,279	4,157
Barclays PLC	396,700	3,934
Centrica PLC	867,600	3,594
Hilton Group PLC	670,000	3,427
Prudential PLC	367,500	3,258
Imperial Tobacco Group PLC	108,000	2,903
Wolseley PLC	121,000	2,538
AstraZeneca Group PLC	56,544	2,332
National Grid Transco PLC	238,000	2,301
Reckitt Benckiser PLC	74,200	2,180
Johnson Matthey PLC	93,219	1,778
Premier Farnell PLC	555,000	1,607
Standard Chartered PLC	84,400	1,538
EMI Group PLC	330,214	1,499
Next PLC	54,000	1,456
Rexam PLC	159,781	1,376
Bunzl PLC	147,222	1,367
Provident Financial PLC	103,200	1,327
* Cairn Energy PLC	47,363	1,142
* Filtrona PLC	71,500	311

		147,065

TOTAL COMMON STOCKS
(Cost $521,364)		592,161

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

International Portfolio	Shares	Market Value^ (000)

TEMPORARY CASH INVESTMENTS (7.2%)(1)

Money Market Fund (6.9%)
Vanguard Market Liquidity Fund, 3.139%**	19,856,274	$19,856
Vanguard Market Liquidity Fund, 3.139%**
—Note G	22,475,340	22,475

	42,331

	Face
	Amount
	(000)
U.S. Agency Obligation (0.3%)
Federal Home Loan Mortgage Corp.†
(2) 3.002%, 7/19/2005	$1,500	1,498

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $43,830)		43,829

TOTAL INVESTMENTS (104.1%)
(Cost $565,194)		635,990

OTHER ASSETS AND LIABILITIES (-4.1%)

Other Assets—Note C		5,877
Security Lending Collateral Payable to Brokers—Note G		(22,475)
Other Liabilities		(8,611)

		(25,209)

NET ASSETS (100%)

Applicable to 41,329,182 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$610,781

NET ASSET VALUE PER SHARE		$14.78

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 99.1% and 5.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)	Securities with a value of $1,498,000 have been segregated as initial margin for open futures contracts.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate value of these securities was $9,178,000, representing 1.5% of net assets.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

	Amount (000)	Per Share

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$541,475	$13.10
Undistributed Net Investment Income	7,667.19
Accumulated Net Realized Losses	(9,101)	(.22)
Unrealized Appreciation (Depreciation)
Investment Securities	70,796	1.71
Futures Contracts	105	—
Foreign Currencies and
Forward Currency Contracts	(161)	—

NET ASSETS	$610,781	$14.78

See Note E in Notes to Financial Statements for the tax-basis components of net assets

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS
International Portfolio Six Months Ended June 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends*	$8,540
Interest	476
Security Lending	283

Total Income	9,299

Expenses
Investment Advisory Fees—Note B
Basic Fee	357
Performance Adjustment	(29)
The Vanguard Group—Note C
Management and Administrative	756
Marketing and Distribution	42
Custodian Fees	68
Shareholders' Reports	13
Trustees' Fees and Expenses	1

Total Expenses	1,208
Expenses Paid Indirectly—Note D	(34)

Net Expenses	1,174

NET INVESTMENT INCOME	8,125

REALIZED NET GAIN (LOSS)
Investment Securities Sold	21,625
Futures Contracts	1,762
Foreign Currencies and Forward Currency Contracts	(1,783)

REALIZED NET GAIN (LOSS)	21,604

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(35,414)
Futures Contracts	(175)
Foreign Currencies and Forward Currency Contracts	(571)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(36,160)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,431)

*Dividends are net of foreign withholding taxes of $787,000

STATEMENT OF CHANGES IN NET ASSETS
	International Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$8,125	$8,396
Realized Net Gain (Loss)	21,604	22,784
Change in Unrealized Appreciation
(Depreciation)	(36,160)	49,763

Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,431)	80,943

Distributions
Net Investment Income	(8,584)	(4,675)
Realized Capital Gain	—	—

Total Distributions	(8,584)	(4,675)

Capital Share Transactions1
Issued	89,003	164,341
Issued in Lieu of Cash Distributions	8,584	4,675
Redeemed	(28,717)	(40,004)

Net Increase (Decrease) from
Capital Share Transactions	68,870	129,012

Total Increase (Decrease)	53,855	205,280

Net Assets
Beginning of Period	556,926	351,646

End of Period	$610,781	$556,926

1Shares Issued (Redeemed)
Issued	5,951	12,053
Issued in Lieu of Cash Distributions	563	354
Redeemed	(1,935)	(3,044)

Net Increase (Decrease) in
Shares Outstanding	4,579	9,363

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

International Portfolio
Six Months Ended June 30,		Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$15.15	$12.84	$9.67	$12.37	$10.98	$16.96	$15.58

Investment Operations
Net Investment Income	.19	.23	.155	.160	.01	.27	.25
Net Realized and Unrealized Gain (Loss) on Investments	(.34)	2.24	3.160	(2.175)	1.38	(4.64)	1.80

Total from Investment Operations	(.15)	2.47	3.315	(2.015)	1.39	(4.37)	2.05

Distributions
Dividends from Net Investment Income	(.22)	(.16)	(.145)	(.280)	—	(.24)	(.21)
Distributions from Realized Capital Gains	—	—	—	(.405)	—	(1.37)	(.46)

Total Distributions	(.22)	(.16)	(.145)	(.685)	—	(1.61)	(.67)

Net Asset Value, End of Period	$14.78	$15.15	$12.84	$9.67	$12.37	$10.98	$16.96

Total Return	-1.04%	19.42%	34.88%	-17.25%	12.66%	-28.15%	13.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$611	$557	$352	$210	$258	$234	$365
Ratio of Total Expenses to Average Net Assets**	0.42%†	0.41%	0.47%	0.53%	0.43%†	0.43%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.80%†	1.99%	1.79%	1.45%	0.12%†	1.42%	1.48%
Portfolio Turnover Rate	47%†	36%	62%	37%	11%	50%	41%

*	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**	Includes performance-based investment advisory fee increases (decreases) of (0.01)%, (0.01)%, 0.00%, 0.05%, 0.03%, 0.02%, and 0.00%.
†	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Japanese stock markets, enhancing returns, maintaining liquidity, and minimizing

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. Relative performance is measured over the preceding three years for Schroder and for the period since March 31, 2003, for Baillie Gifford.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $29,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $75,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2005, these arrangements reduced the portfolio’s management and administrative expenses by $31,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.01% of the portfolio’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the six months ended June 30, 2005, the portfolio realized net foreign currency losses of $9,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2004, the portfolio had available realized losses of $30,219,000 to offset future net capital gains of $7,061,000 through December 31, 2010, and $23,158,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2005; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $70,791,000, consisting of unrealized gains of $81,873,000 on securities that had risen in value since their purchase and $11,082,000 in unrealized losses on securities that had fallen in value since their purchase.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At June 30, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

MSCI Pan-Euro Index	434	$9,917	$20
Topix Index	29	3,074	85

At June 30, 2005, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

	(000)
	Contract Amount
Contract Settlement Date		Receive		Deliver	Unrealized Appreciation (Depreciation)

9/21/2005	EUR	8,179	USD	9,931	$(16)
9/14/2005	JPY	331,193	USD	3,009	(123)

EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency losses of $22,000 resulting from the translation of other assets and liabilities at June 30, 2005.

F. During the six months ended June 30, 2005, the portfolio purchased $218,913,000 of investment securities and sold $130,143,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at June 30, 2005, was $21,259,000, for which the portfolio received cash collateral of $22,475,000.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	INTERNATIONAL PORTFOLIO
As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
International Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$989.64	$2.07

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.71	$2.11

*	These calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher.

The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENTS

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreements with Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders. The board decided to renew the agreements with Schroder and Baillie Gifford based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each advisor.

•	Schroder Investment Management North America Inc. Schroder’s portfolio management team has significant depth and experience and a solid succession plan. Schroder, together with its affilitated companies, has assets under management of approximately $204 billion.

•	Baillie Gifford Overseas Ltd. Baillie Gifford’s portfolio management team has significant depth and experience. Portfolio manager James K. Anderson has worked in investment management since 1983, and has managed a portion of the portfolio since 2003. Baillie Gifford has assets under management of approximately $62 billion.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperfor-mance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The International Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages, which also include information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees. Schroder and Baillie Gifford are independent of Vanguard and the advisory fees are the result of arm’slength negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the portfolio and its shareholders realize economies of scale that are built into the negotiated advisory fee rates without any need for asset-level breakpoints. The portfolio’s advisory fee rates are very low relative to the average rate paid by portfolios in its peer group.

The advisory agreements with Schroder and Baillie Gifford will continue for one year and are renewable by the portfolio’s board for successive one-year periods.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

VANGUARD® REIT INDEX PORTFOLIO

The REIT Index Portfolio posted a return of 6.2% during the six months ended June 30, 2005, closely tracking the return of the target MSCI US REIT Index. The portfolio surpassed the return of the average real estate fund.

Total Returns	Six Months Ended
June 30, 2005
REIT Index Portfolio	6.2%
MSCI US REIT Index*	6.3
Target REIT Composite**	6.3
Average Real Estate Fund†	5.5

*Formerly known as the Morgan Stanley REIT Index. The name was changed in June by Morgan Stanley Capital International (MSCI), the index sponsor.
**The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
† Derived from data provided by Lipper Inc.

The table at left shows the returns of your portfolio and its comparative measures over the past six months. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITS GAINED AS THE MARKETS STALLED

The REIT Index Portfolio’s 6.2% gain came during a half-year filled with anxiety in some other sectors of the market, as investors worried about high energy prices and other inflationary factors. For investors in real estate investment trusts, the news was generally good, with mortgage rates staying relatively low and vacancy rates declining for office properties.

Annualized Expense Ratios:*
Your portfolio compared with its peer group
Expense
Ratio
REIT Index Portfolio	0.31%
Average Real Estate Fund	1.62

*Portfolio expense ratio reflects the six months ended June 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Retail REITs—those operating regional malls, strip-mall centers, and outlets—benefited from relatively consistent consumer spending. Apartment REITs did less well as a result of historically high vacancy rates in apartment buildings. In recent years, low mortgage rates have turned many renters into homeowners.

WHAT GOES UP WILL SOMEDAY COME DOWN

As seasoned investors know, the recent outperformance of REITs relative to the broader market is not a good reason to rush into such investments. Like other market sectors, REITs will surely lag the broader market at some point, and no one can be certain when. But for investors seeking a real estate investment to diversify a relatively small portion of their portfolios, the REIT Index Portfolio can be a useful option, providing broad exposure to this market segment at low cost.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

PORTFOLIO PROFILE	REIT INDEX PORTFOLIO As of June 30, 2005

Portfolio Characteristics
	Portfolio	Target Index*	Broad Index**
Number of Stocks	110	110	4,937
Median Market Cap	$3.6B	$3.6B	$25.0B
Price/Earnings Ratio	40.8x	41.0x	21.7x
Price/Book Ratio	2.4x	2.4x	2.8x
Yield	4.4%†	4.7%	1.6%
Return on Equity	9.3%	9.2%	18.3%
Earnings Growth Rate	-4.8%	-4.8%	9.7%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	24%††	—	—
Expense Ratio	0.31%††	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Portfolio	Target Index*	Portfolio	Broad Index**
R-Squared	1.00	1.00	0.17	1.00
Beta	0.98	1.00	0.47	1.00

Portfolio Allocation by REIT Type
Retail	27%
Office	20
Apartments	18
Industrial	13
Diversified	10
Hotels	5
Health Care	5

Short-Term Reserves	2%

Total	100%

Ten Largest Holdings (% of total net assets)
Simon Property Group, Inc. REIT	5.7%
Equity Office Properties Trust REIT	5.1
Equity Residential REIT	4.0
Vornado Realty Trust REIT	3.5
General Growth Properties Inc. REIT	3.5
Archstone-Smith Trust REIT	2.9
Boston Properties, Inc. REIT	2.9
ProLogis REIT	2.8
Avalonbay Communities, Inc. REIT	2.2
Host Marriott Corp. REIT	2.2

Top Ten	34.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*MSCI US REIT Index.
**Dow Jones Wilshire 5000 Index.
† This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of return of capital is determined by each REIT only after its fiscal year-end.
††Annualized.

Beta.  A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield.  A snapshot of a fund’s income from interest, dividends, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

PERFORMANCE SUMMARY	REIT INDEX PORTFOLIO As of June 30, 2005
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%) February 9, 1999–June 30, 2005

*Six months ended June 30, 2005.
Note: See Financial Highlights table for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
REIT Index Portfolio	2/9/1999	32.03%	19.46%	13.29%	3.47%	16.76%

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

FINANCIAL STATEMENTS (unaudited) STATEMENTS OF NET ASSETS	As of June 30, 2005

REIT Index Portfolio	Shares	Market Value^ (000)
REAL ESTATE INVESTMENT TRUSTS (98.0%)

Simon Property Group, Inc. REIT	339,052	$ 24,578
Equity Office Properties Trust REIT	654,279	21,657
Equity Residential REIT	461,865	17,006
Vornado Realty Trust REIT	186,440	14,990
General Growth Properties Inc. REIT	361,427	14,851
Archstone-Smith Trust REIT	323,694	12,501
Boston Properties, Inc. REIT	176,849	12,379
ProLogis REIT	297,931	11,989
Avalonbay Communities, Inc. REIT	117,137	9,465
Host Marriott Corp. REIT	539,214	9,436
Kimco Realty Corp. REIT	154,881	9,124
Public Storage, Inc. REIT	136,094	8,608
Developers Diversified Realty Corp. REIT	166,399	7,648
Duke Realty Corp. REIT	231,099	7,317
The Macerich Co. REIT	96,029	6,439
Apartment Investment & Management Co.
Class A REIT	153,611	6,286
Regency Centers Corp. REIT	108,326	6,196
Liberty Property Trust REIT	138,815	6,151
AMB Property Corp. REIT	134,478	5,840
Health Care Properties Investors REIT	215,537	5,828
Catellus Development Corp. REIT	167,503	5,494
Mills Corp. REIT	88,851	5,401
Weingarten Realty Investors REIT	136,887	5,369
United Dominion Realty Trust REIT	221,426	5,325
Federal Realty Investment Trust REIT	84,445	4,982
Hospitality Properties Trust REIT	110,210	4,857
Camden Property Trust REIT	85,275	4,584
New Plan Excel Realty Trust REIT	166,333	4,519
Ventas, Inc. REIT	149,655	4,519
Mack-Cali Realty Corp. REIT	98,504	4,462
Reckson Associates Realty Corp. REIT	130,553	4,380
Pan Pacific Retail Properties, Inc. REIT	65,590	4,354
SL Green Realty Corp. REIT	66,317	4,277
CBL & Associates Properties, Inc. REIT	96,012	4,135
HRPT Properties Trust REIT	323,283	4,018
Arden Realty Group, Inc. REIT	106,500	3,832
Shurgard Storage Centers, Inc. Class A REIT	75,177	3,455
BRE Properties Inc. Class A REIT	81,550	3,413
CenterPoint Properties Corp. REIT	78,922	3,338
CarrAmerica Realty Corp. REIT	88,783	3,212
Realty Income Corp. REIT	128,244	3,211
Health Care Inc. REIT	84,798	3,196
American Financial Realty Trust REIT	207,458	3,191
Trizec Properties, Inc. REIT	147,581	3,036
Healthcare Realty Trust Inc. REIT	77,334	2,986
Essex Property Trust, Inc. REIT	35,363	2,937
Colonial Properties Trust REIT	65,416	2,878
Crescent Real Estate, Inc. REIT	153,072	2,870
Capital Automotive REIT	74,109	2,829
Pennsylvania REIT	58,502	2,779
First Industrial Realty Trust REIT	69,232	2,762
Taubman Co. REIT	78,607	2,680
Brandywine Realty Trust REIT	86,831	2,661
Nationwide Health Properties, Inc. REIT	108,257	2,556
Prentiss Properties Trust REIT	69,144	2,520
Alexandria Real Estate Equities, Inc. REIT	33,942	2,493
Post Properties, Inc. REIT	61,750	2,230
Home Properties, Inc. REIT	51,537	2,217
Highwood Properties, Inc. REIT	74,113	2,206
Kilroy Realty Corp. REIT	46,327	2,200
Washington REIT	68,190	2,128
Gables Residential Trust REIT	47,564	2,056
Maguire Properties, Inc. REIT	70,244	1,991
Lexington Corporate Properties Trust REIT	78,706	1,913
Senior Housing Properties Trust REIT	100,127	1,893
Cousins Properties, Inc. REIT	60,931	1,802
Entertainment Properties Trust REIT	37,444	1,722
Inland Real Estate Corp. REIT	103,397	1,663
Corporate Office Properties Trust, Inc. REIT	56,280	1,657
Commercial Net Lease Realty REIT	80,153	1,641
Glimcher Realty Trust REIT	57,569	1,598
LaSalle Hotel Properties REIT	48,294	1,585
BioMed Realty Trust, Inc. REIT	65,950	1,573
EastGroup Properties, Inc. REIT	35,600	1,499
Equity Lifestyle Properties, Inc. REIT	35,370	1,406
Sunstone Hotel Investors, Inc. REIT	57,918	1,405
CRT Properties, Inc. REIT	50,369	1,375
Mid-America Apartment Communities, Inc. REIT	29,946	1,360
Equity One, Inc. REIT	59,015	1,340
Heritage Property Investment Trust REIT	38,012	1,331
AMLI Residential Properties Trust REIT	41,173	1,287
Tanger Factory Outlet Centers, Inc. REIT	44,440	1,197
* FelCor Lodging Trust, Inc. REIT	82,044	1,188
PS Business Parks, Inc. REIT	26,459	1,176
Sovran Self Storage, Inc. REIT	25,523	1,160
* MeriStar Hospitality Corp. REIT	134,277	1,155
Equity Inns, Inc. REIT	86,137	1,146
Glenborough Realty Trust, Inc. REIT	55,371	1,140
Parkway Properties Inc. REIT	22,729	1,137
Spirit Finance Corp. REIT	92,680	1,089
Omega Healthcare Investors, Inc. REIT	82,250	1,058
Sun Communities, Inc. REIT	28,274	1,052
Innkeepers USA Trust REIT	67,685	1,011
U-Store-It Trust REIT	48,470	923
Getty Realty Holding Corp. REIT	30,036	832
Acadia Realty Trust REIT	42,924	801
Ramco-Gershenson Properties Trust REIT	27,201	796
Town & Country Trust REIT	26,772	763
Universal Health Realty Income REIT	17,982	685
GMH Communities Trust REIT	49,069	680
Highland Hospitality Corp. REIT	64,500	674
Strategic Hotel Capital, Inc. REIT	36,701	661
Investors Real Estate Trust REIT	67,538	652
Urstadt Biddle Properties Class A REIT	36,363	630
Saul Centers, Inc. REIT	17,139	623
Trustreet Properties, Inc. REIT	37,255	619
Affordable Residential Communities REIT	43,320	578
Bedford Property Investors, Inc. REIT	25,093	578
Extra Space Storage Inc. REIT	37,436	537
United Mobile Homes, Inc. REIT	1,046	16

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $317,564)		419,435

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

REIT Index Portfolio	Shares	Market Value^ (000)
TEMPORARY CASH INVESTMENTS (2.6%)

Vanguard Market Liquidity Fund, 3.139%**	9,434,404	$ 9,434
Vanguard Market Liquidity Fund,
3.139%**-Note E	1,625,000	1,625

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $11,059)		11,059

TOTAL INVESTMENTS (100.6%)
(Cost $328,623)		430,494

OTHER ASSETS AND LIABILITIES (-0.6%)

Other Assets-Note B		2,749
Liabilities-Note E		(5,455)

		(2,706)

NET ASSETS (100%)

Applicable to 22,231,241 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$427,788

NET ASSET VALUE PER SHARE		$19.24

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

AT JUNE 30, 2005, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$305,331	$13.73
Undistributed Net Investment Income	5,772.26
Accumulated Net Realized Gains	14,814.67
Unrealized Appreciation	101,871	4.58

NET ASSETS	$427,788	$19.24

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

STATEMENT OF OPERATIONS

REIT Index Portfolio Six Months Ended June 30, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$6,732
Interest	95
Security Lending	3

Total Income	6,830

Expenses
The Vanguard Group-Note B
Investment Advisory Services	49
Management and Administrative	495
Marketing and Distribution	30
Custodian Fees	17
Shareholders' Reports	8

Total Expenses	599

NET INVESTMENT INCOME	6,231

REALIZED NET GAIN (LOSS)
Investment Securities Sold	14,173
Capital Gain Distributions Received	1,024

REALIZED NET GAIN (LOSS)	15,197

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	2,286

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$23,714

STATEMENT OF CHANGES IN NET ASSETS
	REIT Index Portfolio
	Six Months Ended June 30, 2005 (000)	Year Ended Dec. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$6,231	$11,550
Realized Net Gain (Loss)	15,197	25,383
Change in Unrealized
Appreciation (Depreciation)	2,286	51,965

Net Increase (Decrease) in Net Assets
Resulting from Operations	23,714	88,898

Distributions
Net Investment Income	(11,660)	(9,031)
Realized Capital Gain*	(25,733)	(5,988)

Total Distributions	(37,393)	(15,019)

Capital Share Transactions[1]
Issued	41,556	101,133
Issued in Lieu of Cash Distributions	37,393	15,019
Redeemed	(49,768)	(74,898)

Net Increase (Decrease) from
Capital Share Transactions	29,181	41,254

Total Increase (Decrease)	15,502	115,133

Net Assets
Beginning of Period	412,286	297,153

End of Period	$427,788	$412,286

[1]Shares Issued (Redeemed)
Issued	2,253	5,834
Issued in Lieu of Cash Distributions	2,191	889
Redeemed	(2,731)	(4,673)

Net Increase (Decrease) in
Shares Outstanding	1,713	2,050

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $1,809,000 and $491,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS
REIT Index Portfolio
						Year Ended
	Six Months Ended June 30,	Year Ended December 31,			Oct. 1 to Dec. 31	September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$20.09	$16.09	$12.84	$13.03	$12.44	$11.61	$ 9.85
Investment Operations
Net Investment Income	.29	.536	.490	.38	.14	.45	.43
Net Realized and Unrealized Gain (Loss) on Investments	.72	4.229	3.755	.10	.45	.79	1.57

Total from Investment Operations	1.01	4.765	4.245	.48	.59	1.24	2.00

Distributions
Dividends from Net Investment Income	(.58)	(.460)	(.560)	(.50)	—	(.37)	(.23)
Distributions from Realized Capital Gains	(1.28)	(.305)	(.435)	(.17)	—	(.04)	(.01)

Total Distributions	(1.86)	(.765)	(.995)	(.67)	—	(.41)	(.24)

Net Asset Value, End of Period	$19.24	$20.09	$16.09	$12.84	$13.03	$12.44	$11.61

Total Return	6.20%	30.51%	35.48%	3.53%	4.74%	11.02%	20.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$428	$412	$297	$180	$96	$84	$47
Ratio of Total Expenses to Average Net Assets	0.31%**	0.31%	0.36%	0.39%	0.39%**	0.39%	0.47%
Ratio of Net Investment Income to Average Net Assets	3.21%**	3.52%	3.97%	4.93%	6.27%**	5.81%	6.30%
Portfolio Turnover Rate	24%**	24%	12%	20%	3%	10%	6%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001. **Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.  Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.  Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.   The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2005, the portfolio had contributed capital of $51,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2005, net unrealized appreciation of investment securities for tax purposes was $101,871,000, consisting of unrealized gains of $103,158,000 on securities that had risen in value since their purchase and $1,287,000 in unrealized losses on securities that had fallen in value since their purchase.

 D. During the six months ended June 30, 2005, the portfolio purchased $46,302,000 of investment securities and sold $47,319,000 of investment securities other than temporary cash investments.

 E. The market value of securities on loan to broker/dealers at June 30, 2005, was $1,613,000, for which the portfolio received cash collateral of $1,625,000.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES	REIT INDEX PORTFOLIO As of June 30, 2005

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•  Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005
REIT Index Portfolio	Beginning Account Value 12/31/2004	Ending Account Value 6/30/2005	Expenses Paid During Period*
Based on Actual
Portfolio Return	$1,000.00	$1,062.04	$1.58

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.26	$1.56

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underper-formance of its relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the “Performance Summary” page for this portfolio.

COST

The REIT Index Portfolio’s expense ratio was far below the average expense ratio charged by portfolios in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the “About Your Portfolio’s Expenses” page as well as in the “Financial Statements” pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for portfolio shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the REIT Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

The table on this page shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (130)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of Unx, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985—2004), Genbel Securities Limited (South African financial services firm) (1999—2003), Gensec Bank (1999—2003), Sanlam Investment Management (1999—2001), Sanlam, Ltd. (South African insurance company) (2001—2003), Stockback, Inc. (credit card firm) (2000—2002), and Bulldogresearch.com (investment research) (1999—2001); and Trustee of Commonfund (investment management) (1989—2001).

Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (133)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500 ®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

Russell is a registered trademark of The Frank Russell Company.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q692 082005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 16, 2005

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	August 16, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.